IVY FUNDS

Supplement Dated April 30, 2004 to Prospectus Dated January 28, 2004

(supplemented February 26, 2004)

The following information replaces the information in the Financial Highlights section of the prospectus for Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund.

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown.  Certain information reflects financial results for a single Fund share.  Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

The Financial Highlights for the fiscal year ended December 31, 2003, for the Funds in Ivy Funds have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the Ivy Funds' annual report, which is incorporated by reference into its Statement of Additional Information.  The annual report contains additional performance information and will be made available upon request and without charge.  The Financial Highlights for the fiscal years ended on or before December 31, 2001 for the Funds in Ivy Funds have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information.

The information shown for Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund is that of Class A shares of the respective Advantus Fund ("predecessor fund") for periods prior to December 8, 2003.  On December 8, 2003, all assets of each predecessor fund, Classes A, B and C, merged into Class A shares of the respective Ivy Fund.  The information for periods prior to December 8, 2003 is included in the predecessor fund's financial statements, which have been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report of the predecessor fund.  The annual report contains additional performance information and will be made available upon request and without charge.

IVY CUNDILL GLOBAL VALUE FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		----------------------------------------------			---------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$ 8.39	$0.01	$ 3.05	$ 3.06	$(0.04)	$(0.00)	$(0.04)	$11.41
1-1-02 to 12-31-02	9.64	0.00[c]	(1.17)	(1.17)	(0.00)	(0.08)	(0.08)	8.39
9-4-01[d] to 12-31-01	10.15	0.01	(0.23)	(0.22)	(0.02)	(0.27)	(0.29)	9.64
Class B
1-1-03 to 12-31-03	$8.32	$(0.06)	$ 3.00	$ 2.94	$(0.00)	$(0.00)	$(0.00)	$12.26
1-1-02 to 12-31-02	9.61	(0.05)[c]	(1.16)	(1.21)	(0.00)	(0.08)	(0.08)	8.32
9-26-01[d] to 12-31-01	9.26	0.01	0.62	0.63	(0.02)	(0.26)	(0.28)	9.61
Class C
1-1-03 to 12-31-03	$8.26	$(0.03)	$ 2.96	$ 2.93	$(0.00)	$(0.00)	$(0.00)	$11.19
1-1-02 to 12-31-02	9.57	(0.07)[c]	(1.16)	(1.23)	(0.00)	(0.08)	(0.08)	8.26
10-19-01[d] to 12-31-01	9.44	0.01	0.40	0.41	(0.02)	(0.26)	(0.28)	9.57
Class Y
7-24-03[d] to 12-31-03	$9.84	$0.02	$1.58	$1.60	$(0.04)	$(0.00)	$(0.04)	$11.40
Advisor Class[f]
1-1-03 to 12-31-03	$ 8.34	$(0.01)	$ 3.10	$ 3.09	$(0.06)	$(0.00)	$(0.06)	$ 11.37
1-1-02 to 12-31-02	9.55	0.04[c]	(1.17)	(1.13)	(0.00)	(0.08)	(0.08)	8.34
1-1-01 to 12-31-01	10.07	0.03	(0.25)	(0.22)	(0.02)	(0.28)	(0.30)	9.55
4-19-00[d] to 12-31-00	10.00	0.05	0.41	0.46	(0.19)	(0.20)	(0.39)	10.07
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Based on Average shares outstanding.
(d)Commencement of operations of the class.
(e)Not shown due to rounding.
(f)As of July 25, 2003, the Advisor Class is not available for investment.
(g)For the twelve months ended December 31, 2003.
		Ratios and Supplemental Data
		------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	36.43%[a]	$ 30	2.05%	2.21%	0.18%	0.02%	24%
1-1-02 to 12-31-02	-12.17[a]	1	2.28	4.97	0.02	-2.67	122
9-4-01[d] to 12-31-01	-2.07[a]	-[e]	4.47[b]	31.77[b]	0.94[b]	-26.36[b]	57
Class B
1-1-03 to 12-31-03	35.34%	$7	3.20%	3.36%	-1.13%	-1.29%	24%
1-1-02 to 12-31-02	-12.62	2	2.84	5.53	-0.54	-3.23	122
9-26-01[d] to 12-31-01	6.91	1	6.04[b]	39.53[b]	0.60[b]	-32.89[b]	57
Class C
1-1-03 to 12-31-03	35.47%	$11	2.93%	3.10%	-0.83%	-1.00%	24%
1-1-02 to 12-31-02	-12.88	-[e]	3.10	5.79	-0.80	-3.49	122
10-19-01[d] to 12-31-01	4.44	-[e]	7.71[b]	51.61[b]	0.99[b]	-42.91[b]	57
Class Y
7-24-03[d] to 12-31-03	16.28%	$1	1.76%[b]	2.09%[b]	0.55%[b]	0.22%[b]	24%[g]
Advisor Class[f]
1-1-03 to 12-31-03	37.11%	$3	2.12%	2.28%	-0.07%	-0.23%	24%
1-1-02 to 12-31-02	-11.86	2	1.83	4.52	0.47	-2.22	122
1-1-01 to 12-31-01	-2.13	1	1.40	10.30	0.37	-8.53	57
4-19-00[d] to 12-31-00	4.66	1	1.95[b]	19.15[b]	0.70[b]	-16.50[b]	53

IVY DIVIDEND INCOME FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		----------------------------------------------			---------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
6-30-03[c] to 12-31-03	$ 10.00	$0.04	$ 1.03	$ 1.07	$(0.04)	$(0.00)	$(0.04)	$11.03
Class B
6-30-03[c] to 12-31-03	$ 10.00	$0.01	$ 1.03	$ 1.04	$(0.01)	$(0.00)	$(0.01)	$11.03
Class C
6-30-03[c] to 12-31-03	$ 10.00	$0.01	$ 1.03	$ 1.04	$(0.01)	$(0.00)	$(0.01)	$11.03
Class Y
6-30-03[c] to 12-31-03	$ 10.00	$0.05	$ 1.03	$ 1.08	$(0.05)	$(0.00)	$(0.05)	$11.03
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Commencement of operations of the class.
		Ratios and Supplemental Data
		------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
6-30-03[c] to 12-31-03	10.70%[a]	$ 16	1.11%[b]	1.81%[b]	1.34%[b]	0.64%[b]	16%
Class B
6-30-03[c] to 12-31-03	10.36%	$2	2.03%[b]	2.73%[b]	0.36%[b]	-0.34%[b]	16%
Class C
6-30-03[c] to 12-31-03	10.38%	$5	1.98%[b]	2.68%[b]	0.45%[b]	-0.25%[b]	16%
Class Y
6-30-03[c] to 12-31-03	10.78%	$1	1.25%[b]	1.95%[b]	1.08%[b]	0.38%[b]	16%

IVY EUROPEAN OPPORTUNITIES FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		---------------------------------------------			---------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$13.20	$ 0.02	$ 6.71	$ 6.73	$(0.04)	$(0.00)	$(0.04)	$19.89
1-1-02 to 12-31-02	13.65	0.01[d]	(0.46)[a]	(0.45)	(0.00)	(0.00)	(0.00)	13.20
1-1-01 to 12-31-01	17.25	(0.08)	(3.49)[a]	(3.57)	(0.00)	(0.03)	(0.03)	13.65
1-1-00 to 12-31-00	17.13	(0.07)	0.82	0.75	(0.00)	(0.63)	(0.63)	17.25
5-4-99e to 12-31-99	10.01	0.00	16.35	16.35	(0.01)	(9.22)	(9.23)	17.13
Class B
1-1-03 to 12-31-03	$12.93	$ (0.07)	$ 6.50	$ 6.43	$(0.00)	$(0.00)	$(0.00)	$19.36
1-1-02 to 12-31-02	13.54	(0.10)[d]	(0.51)	(0.61)	(0.00)	(0.00)	(0.00)	12.93
1-1-01 to 12-31-01	17.26	(0.20)	(3.49)	(3.69)	(0.00)	(0.03)	(0.03)	13.54
1-1-00 to 12-31-00	17.13	(0.18)	0.83	0.65	(0.00)	(0.52)	(0.52)	17.26
5-24-99e to 12-31-99	10.21	(0.01)	16.15	16.14	(0.00)	(9.22)	(9.22)	17.13
Class C
1-1-03 to 12-31-03	$12.98	$ (0.07)	$ 6.52	$ 6.45	$(0.00)	$(0.00)	$(0.00)	$19.53
1-1-02 to 12-31-02	13.59	(0.10)[d]	(0.51)	(0.61)	(0.00)	(0.00)	(0.00)	12.98
1-1-01 to 12-31-01	17.32	(0.22)	(3.48)	(3.70)	(0.00)	(0.03)	(0.03)	13.59
1-1-00 to 12-31-00	17.13	(0.22)	0.88	0.66	(0.00)	(0.47)	(0.47)	17.32
10-24-99[e] to 12-31-99	11.57	(0.01)	6.00	5.99	(0.01)	(0.42)	(0.43)	17.13
Class Y
7-24-03[e] to 12-31-03	$14.88	$(0.04)	$5.12	$5.08	$(0.07)	$(0.00)	$(0.07)	$19.89
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Commencement of operations of the class.
(f)For the twelve months ended December 31, 2003.
		Ratios and Supplemental Data
		---------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate
Class A
1-1-03 to 12-31-03	51.02%[b]	$38	2.26%	na	0.18%	na	123%
1-1-02 to 12-31-02	-3.30[a,b]	20	2.15	2.15%	0.06	0.06%	69
1-1-01 to 12-31-01	-20.67[a,b]	31	2.15	2.17	-0.44	-0.46	66
1-1-00 to 12-31-00	4.51[b]	55	1.83	na	-0.36	na	46
5-4-99[e] to 12-31-99	215.58[b]	14	2.22[c]	6.10[c]	-0.15[c]	-4.03[c]	108
Class B
1-1-03 to 12-31-03	49.73%	$29	3.00%	na	-0.47%	na	123%
1-1-02 to 12-31-02	-4.51	25	2.92	2.92%	-0.70	-0.70%	69
1-1-01 to 12-31-01	-21.35	34	2.89	2.91	-1.18	-1.20	66
1-1-00 to 12-31-00	4.12	57	2.59	na	-1.12	na	46
5-24-99[e] to 12-31-99	209.41	6	2.96[c]	6.84[c]	-0.89[c]	-4.77[c]	108
Class C
1-1-03 to 12-31-03	49.69%	$23	2.98%	na	-0.43%	na	123%
1-1-02 to 12-31-02	-4.49	19	2.92	2.92%	-0.70	-0.70%	69
1-1-01 to 12-31-01	-21.32	25	2.91	2.93	-1.20	-1.22	66
1-1-00 to 12-31-00	3.98	50	2.58	na	-1.11	na	46
10-24-99[e] to 12-31-99	51.80	8	2.96[c]	6.84[c]	-0.89[c]	-4.77[c]	108
Class Y
7-24-03[e] to 12-31-03	34.14%	$3	1.51%	na	-0.58%[c]	na	123%[f]

IVY GLOBAL NATURAL RESOURCES FUND

	Selected Per-Share Data
	---------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		------------------------------------------------			-----------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$11.50	$(0.10)	$ 5.14	$ 5.24	$(0.05)	$(0.00)	$(0.05)	$16.69
1-1-02 to 12-31-02	11.05	(0.11)[d]	0.63[a]	0.52	(0.00)	(0.07)	(0.07)	11.50
1-1-01 to 12-31-01	9.74	0.04[d]	1.45	1.49	(0.18)	(0.00)	(0.18)	11.05
1-1-00 to 12-31-00	8.91	(0.07)	0.95	0.88	(0.05)	(0.00)	(0.05)	9.74
1-1-99 to 12-31-99	6.32	0.00[d]	2.59	2.59	(0.00)	(0.00)	(0.00)	8.91
Class B
1-1-03 to 12-31-03	$11.19	$(0.06)	$ 5.03	$ 4.97	$(0.00)	$(0.00)	$(0.00)	$16.16
1-1-02 to 12-31-02	10.81	(0.19)[d]	0.57	0.38	(0.00)	(0.00)	(0.00)	11.19
1-1-01 to 12-31-01	9.56	(0.02)[d]	1.42	1.40	(0.15)	(0.00)	(0.15)	10.81
1-1-00 to 12-31-00	8.77	(0.09)	0.90	0.81	(0.02)	(0.00)	(0.02)	9.56
1-1-99 to 12-31-99	6.27	(0.04)[d]	2.54	2.50	(0.00)	(0.00)	(0.00)	8.77
Class C
1-1-03 to 6-30-03	$10.97	$(0.01)	$ 0.80	$ 0.79	$(0.00)	$(0.00)	$(0.00)	$11.76
1-1-02 to 12-31-02	10.61	(0.18)[d]	0.55	0.37	(0.00)	(0.01)	(0.01)	10.97
1-1-01 to 12-31-01	9.40	(0.02)[d]	1.39	1.37	(0.16)	(0.00)	(0.16)	10.61
1-1-00 to 12-31-00	8.63	(0.07)	0.89	0.82	(0.05)	(0.00)	(0.05)	9.40
1-1-99 to 12-31-99	6.21	(0.04)[d]	2.46	2.42	(0.00)	(0.00)	(0.00)	8.63
Class Y
7-24-03[f] to 12-31-03	$12.60	$(0.00)	$4.16	$4.16	$(0.06)	$(0.00)	$(0.06)	$16.70
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Not shown due to rounding.
(f)Commencement of operations of the class.
(g)For the twelve months ended December 31, 2003.
		Ratios and Supplemental Data
		-----------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	45.61%[b]	$95	1.89%	na	-0.66%	na	58%
1-1-02 to 12-31-02	4.66[a,b]	17	2.22	2.38%	-0.91	-1.07%	67
1-1-01 to 12-31-01	15.40[b]	8	2.25	3.71	0.38	-1.08	169
1-1-00 to 12-31-00	9.86[b]	6	2.29	4.54	-0.69	-2.94	134
1-1-99 to 12-31-99	40.98[b]	6	2.16	4.53	0.02	-2.35	157
Class B
1-1-03 to 12-31-03	44.42%	$21	2.90%	na	-1.54%	na	58%
1-1-02 to 12-31-02	3.52	9	2.93	3.09%	-1.62	-1.78%	67
1-1-01 to 12-31-01	14.73	5	2.87	4.33	-0.24	-1.70	169
1-1-00 to 12-31-00	9.27	3	2.80	5.05	-1.20	-3.45	134
1-1-99 to 12-31-99	39.87	3	2.71	5.08	-0.53	-2.90	157
Class C
1-1-03 to 12-31-03	44.58%	$34	2.65%	na	-1.48%	na	58%
1-1-02 to 12-31-02	3.46	5	2.94	3.10%	-1.64	-1.80%	67
1-1-01 to 12-31-01	14.62	2	2.86	4.32	-0.23	-1.69	169
1-1-00 to 12-31-00	9.49	1	2.70	4.95	-1.10	-3.35	134
1-1-99 to 12-31-99	38.97	-[e]	2.73	5.10	-0.55	-2.92	157
Class Y
7-24-3[f] to 12-31-03	33.03%	$1	1.39%[c]	na	-0.54%[c]	na	58%[g]

IVY INTERNATIONAL FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		------------------------------------------------------			-------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$16.35	$(0.02)	$ 4.41	$ 4.29	$(0.00)	$(0.00)	$(0.00)	$20.64
1-1-02 to 12-31-02	20.69	0.06[d]	(4.40)[a]	(4.34)	(0.00)	(0.00)	(0.00)	16.35
1-1-01 to 12-31-01	26.20	0.05	(5.56)[a]	(5.51)	(0.00)	(0.00)	(0.00)	20.69
1-1-00 to 12-31-00	47.09	0.19	(12.44)	(12.25)	(0.04)	(8.60)	(8.64)	26.20
1-1-99 to 12-31-99	41.20	0.30	8.31	8.61	(0.24)	(2.48)	(2.72)	47.09
Class B
1-1-03 to 12-31-03	$15.62	$(0.23)	$ 4.13	$ 3.90	$(0.00)	$(0.00)	$(0.00)	$19.52
1-1-02 to 12-31-02	20.03	(0.12)[d]	(4.29)	(4.41)	(0.00)	(0.00)	(0.00)	15.62
1-1-01 to 12-31-01	25.64	(0.21)	(5.40)	(5.61)	(0.00)	(0.00)	(0.00)	20.03
1-1-00 to 12-31-00	46.78	(0.17)	(12.33)	(12.50)	(0.04)	(8.60)	(8.64)	25.64
1-1-99 to 12-31-99	40.97	(0.06)	8.27	8.21	(0.00)	(2.40)	(2.40)	46.78
Class C
1-1-03 to 12-31-03	$15.52	$(0.20)	$ 4.07	$ 3.87	$(0.00)	$(0.00)	$(0.00)	$19.39
1-1-02 to 12-31-02	19.90	(0.11)[d]	(4.27)	(4.38)	(0.00)	(0.00)	(0.00)	15.52
1-1-01 to 12-31-01	25.46	(0.21)	(5.35)	(5.56)	(0.00)	(0.00)	(0.00)	19.90
1-1-00 to 12-31-00	46.57	(0.19)	(12.28)	(12.47)	(0.04)	(8.60)	(8.64)	25.46
1-1-99 to 12-31-99	40.79	(0.05)	8.23	8.18	(0.00)	(2.40)	(2.40)	46.57
Class Y
7-24-03[e] to 12-31-03	$17.69	$0.02	$2.94	$2.96	$(0.00)	$(0.00)	$(0.00)	$20.65
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Commencement of operations of the class.
(f)For the twelve months ended December 31, 2003.
(g)Not shown due to rounding.
		Ratios and Supplemental Data
		-----------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	26.24%[b]	$ 124	1.81%	na	-0.07%	na	136%
1-1-02 to 12-31-02	-20.96[a,b]	127	1.89	1.89%	0.32	0.32%	34
1-1-01 to 12-31-01	-21.03[a,b]	345	1.60	1.66	0.18	0.12	43
1-1-00 to 12-31-00	-17.26[b]	588	1.66	na	0.37	na	91
1-1-99 to 12-31-99	21.05[b]	1,574	1.66	na	0.63	na	7
Class B
1-1-03 to 12-31-03	24.97%	$ 55	2.84%	na	-1.06%	na	136%
1-1-02 to 12-31-02	-22.00	68	2.85	2.85%	-0.64	-0.64%	34
1-1-01 to 12-31-01	-21.88	137	2.54	2.60	-0.76	-0.82	43
1-1-00 to 12-31-00	-17.95	281	2.50	na	-0.47	na	91
1-1-99 to 12-31-99	20.15	541	2.42	na	-0.13	na	7
Class C
1-1-03 to 12-31-03	24.94%	$ 12	2.80%	na	-0.94%	na	136%
1-1-02 to 12-31-02	-22.00	14	2.83	2.83%	-0.62	-0.62%	34
1-1-01 to 12-31-01	-21.84	26	2.54	2.60	-0.76	-0.82	43
1-1-00 to 12-31-00	-17.97	57	2.49	na	-0.46	na	91
1-1-99 to 12-31-99	20.16	143	2.42	na	-0.13	na	7
Class Y
7-24-03[e] to 12-31-03	16.73%	__[g]	0.59%[c]	na	0.24%[c]	na	136%[f]

IVY INTERNATIONAL VALUE FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		----------------------------------------------------			-----------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$ 7.65	$(0.02)	$ 2.10	$2.08	$(0.00)	$(0.00)	$(0.00)	$ 9.73
1-1-02 to 12-31-02	9.10	0.08[d]	(1.53)[a]	(1.45)	(0.00)	(0.00)	(0.00)	7.65
1-1-01 to 12-31-01	11.01	0.07	(1.96)[a]	(1.89)	(0.02)	(0.00)	(0.02)	9.10
1-1-00 to 12-31-00	11.99	0.14	(1.01)	(0.87)	(0.04)	(0.07)	(0.11)	11.01
1-1-99 to 12-31-99	9.48	0.09	2.54	2.63	(0.10)	(0.02)	(0.12)	11.99
Class B
1-1-03 to 12-31-03	$ 7.32	$(0.08)	$ 2.00	$1.92	$(0.00)	$(0.00)	$(0.00)	$ 9.24
1-1-02 to 12-31-02	8.97	0.01[d]	(1.66)	(1.65)	(0.00)	(0.00)	(0.00)	7.32
1-1-01 to 12-31-01	10.94	(0.02)	(1.93)	(1.95)	(0.02)	(0.00)	(0.02)	8.97
1-1-00 to 12-31-00	11.91	0.02	(0.96)	(0.94)	(0.01)	(0.02)	(0.03)	10.94
1-1-99 to 12-31-99	9.42	0.01	2.51	2.52	(0.01)	(0.02)	(0.03)	11.91
Class C
1-1-03 to 12-31-03	$ 7.32	$ (0.08)	$ 1.99	$1.91	$(0.00)	$(0.00)	$(0.00)	$ 9.23
1-1-02 to 12-31-02	8.97	0.01[d]	(1.66)	(1.65)	(0.00)	(0.00)	(0.00)	7.32
1-1-01 to 12-31-01	10.94	(0.02)	(1.93)	(1.95)	(0.02)	(0.00)	(0.02)	8.97
1-1-00 to 12-31-00	11.92	0.02	(0.97)	(0.95)	(0.01)	(0.02)	(0.03)	10.94
1-1-99 to 12-31-99	9.42	0.02	2.51	2.53	(0.01)	(0.02)	(0.03)	11.92
Class Y
7-24-03[e] to 12-31-03	$8.16	$(0.01)	$1.59	$1.58	$(0.00)	$(0.00)	$(0.00)	$9.74
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Commencement of operations of the class.
(f)For the twelve months ended December 31, 2003.
(g)Not shown due to rounding.
		Ratios and Supplemental Data
		---------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	27.19%[b]	$ 9	2.28%	na	-0.19%	na	148%
1-1-02 to 12-31-02	-15.93[a,b]	8	1.77	2.32%	0.91	0.36%	48
1-1-01 to 12-31-01	-17.17[a,b]	13	1.77	2.15	0.58	0.20	39
1-1-00 to 12-31-00	-7.25[b]	24	1.74	1.92	0.96	0.78	36
1-1-99 to 12-31-99	27.79[b]	33	1.72	1.87	0.92	0.77	21
Class B
1-1-03 to 12-31-03	26.23%	$25	2.95%	na	-0.82%	na	148%
1-1-02 to 12-31-02	-18.39	28	2.50	3.05%	0.18	-0.37%	48
1-1-01 to 12-31-01	-17.84	46	2.50	2.88	-0.15	-0.53	39
1-1-00 to 12-31-00	-7.94	76	2.51	2.69	0.20	0.02	36
1-1-99 to 12-31-99	26.81	95	2.51	2.66	0.12	-0.03	21
Class C
1-1-03 to 12-31-03	26.09%	$ 8	3.01%	na	-0.82%	na	148%
1-1-02 to 12-31-02	-18.39	9	2.50	3.05%	0.18	-0.37%	48
1-1-01 to 12-31-01	-17.84	16	2.51	2.89	-0.16	-0.54	39
1-1-00 to 12-31-00	-7.97	30	2.51	2.69	0.19	0.01	36
1-1-99 to 12-31-99	26.91	44	2.49	2.64	0.14	-0.01	21
Class Y
7-24-03[e] to 12-31-03	19.36%	__[g]	1.47%[c]	na	-0.38%[c]	na	148%[f]

IVY PACIFIC OPPORTUNITIES FUND

	Selected Per-Share Data
	--------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		-------------------------------------------------------			--------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$5.96	$(0.02)	$ 3.17	$ 3.15	$(0.00)	$(0.00)	$(0.00)	$9.11
1-1-02 to 12-31-02	6.72	0.01[d]	(0.77)[a]	(0.76)	(0.00)	(0.00)	(0.00)	5.96
1-1-01 to 12-31-01	7.42	(0.03)[d]	(0.66)[a]	(0.69)	(0.01)	(0.00)	(0.01)	6.72
1-1-00 to 12-31-00	9.15	0.07	(1.74)	(1.67)	(0.06)	(0.00)	(0.06)	7.42
1-1-99 to 12-31-99	6.30	0.08	2.86	2.94	(0.08)	(0.01)	(0.09)	9.15
Class B
1-1-03 to 12-31-03	$5.75	$(0.06)	$ 2.92	$ 2.86	$(0.00)	$(0.00)	$(0.00)	$8.61
1-1-02 to 12-31-02	6.56	(0.04)[d]	(0.77)	(0.81)	(0.00)	(0.00)	(0.00)	5.75
1-1-01 to 12-31-01	7.33	(0.08)[d]	(0.68)	(0.76)	(0.01)	(0.00)	(0.01)	6.56
1-1-00 to 12-31-00	9.04	0.01	(1.71)	(1.70)	(0.01)	(0.00)	(0.01)	7.33
1-1-99 to 12-31-99	6.24	0.02	2.81	2.83	(0.02)	(0.01)	(0.03)	9.04
Class C
1-1-03 to 12-31-03	$5.75	$(0.05)	$ 2.98	$ 2.93	$(0.00)	$(0.00)	$(0.00)	$8.68
1-1-02 to 12-31-02	6.55	(0.03)[d]	(0.77)	(0.80)	(0.00)	(0.00)	(0.00)	5.75
1-1-01 to 12-31-01	7.31	(0.08)[d]	(0.67)	(0.75)	(0.01)	(0.00)	(0.01)	6.55
1-1-00 to 12-31-00	9.07	0.01	(1.71)	(1.70)	(0.06)	(0.00)	(0.06)	7.31
1-1-99 to 12-31-99	6.25	0.02	2.82	2.84	(0.01)	(0.01)	(0.02)	9.07
Class Y
7-24-03[e] to 12-31-03	$6.85	$(0.01)	$2.29	$2.28	$(0.00)	$(0.00)	$(0.00)	$9.13
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Commencement of operations of the class.
(f)For the twelve months ended December 31, 2003.
(g)Not shown due to rounding.
		Ratios and Supplemental Data
		-------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	52.85%[b]	$18	2.64%	2.73%	-0.39%	-0.48%	187%
1-1-02 to 12-31-02	-11.31[a,b]	5	2.21	3.52	0.20	-1.11	16
1-1-01 to 12-31-01	-9.29[a,b]	6	2.21	3.57	-0.49	-1.85	82
1-1-00 to 12-31-00	-18.25[b]	9	2.16	3.10	0.83	-0.11	108
1-1-99 to 12-31-99	46.72[b]	13	2.19	2.84	1.01	0.36	23
Class B
1-1-03 to 12-31-03	49.74%	$6	3.46%	3.55%	-1.15%	-1.24%	187%
1-1-02 to 12-31-02	-12.35	3	2.96	4.27	-0.55	-1.86	16
1-1-01 to 12-31-01	-10.35	4	2.95	4.31	-1.22	-2.58	82
1-1-00 to 12-31-00	-18.80	6	2.92	3.86	0.07	-0.87	108
1-1-99 to 12-31-99	45.33	8	2.97	3.62	0.24	-0.41	23
Class C
1-1-03 to 12-31-03	50.96%	$2	3.48%	3.57%	-1.14%	-1.23%	187%
1-1-02 to 12-31-02	-12.21	1	2.94	4.25	-0.53	-1.84	16
1-1-01 to 12-31-01	-10.25	1	2.90	4.26	-1.18	-2.54	82
1-1-00 to 12-31-00	-18.79	2	3.03	3.97	-0.03	-0.97	108
1-1-99 to 12-31-99	45.41	1	3.03	3.68	0.18	-0.47	23
Class Y
7-24-03[e] to 12-31-03	33.28%	__g	2.01%[c]	2.18%[c]	-0.40%[c]	-0.57%[c]	187%[f]

IVY REAL ESTATE SECURITIES FUND

Historical information is presented for Advantus Real Estate Securities Fund Class A shares for the periods prior to December 8, 2003.

	Selected Per-Share Data
	---------------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		-------------------------------------------------			------------------------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Net Realized Gains	Excess Distributions of Net Investment Income	Total Distributions	Net Asset Value End of Period
Class A
8-1-03 to 1-31-04 *	$13.42	$0.62	$2.08	$2.70	$(0.22)	$(0.19)	$(0.00)	$(0.41)	$15.71
8-1-02 to 7-31-03	11.93	0.48	1.72	2.20	(0.48)	(0.23)	0.00	(0.71)	13.42
8-1-01 to 7-31-02	11.67	0.32	1.01	1.33	(0.28)	(0.79)	0.00	(1.07)	11.93
8-1-00 to 7-31-01	11.23	0.51	0.47	0.98	(0.54)	0.00	0.00	(0.54)	11.67
8-1-99 to 7-31-00	10.25	0.43	1.00	1.43	(0.41)	(0.04)	0.00	(0.45)	11.23
2-25-99[b] to 7-31-99	10.02	0.18	0.31	0.49	(0.18)	0.00	(0.08)	(0.26)	10.25
Class B
12-8-03[b] to 1-31-04 *	$15.18	$0.17	$0.71	$0.88	$(0.17)	$(0.19)	$(0.00)	$(0.36)	$15.70
Class C
12-8-03[b] to 1-31-04 *	$15.18	$0.18	$0.71	$0.89	$(0.17)	$(0.19)	$(0.00)	$(0.36)	$15.71
Class Y
12-8-03[b] to 1-31-04 *	$15.18	$0.09	$0.80	$0.89	$(0.17)	$(0.19)	$(0.00)	$(0.36)	$15.71
* unaudited
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Commencement of operations of the class.
(c)Annualized.
(d)For the six months ended January 31, 2004.
(e)Not shown due to rounding.
		Ratios and Supplemental Data
		--------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate

Class A
8-1-03 to 1-31-04 *	19.86%[a]	$25	1.40%[c]	1.42%[c]	3.84%[c]	3.82%[c]	24%
8-1-02 to 7-31-03	19.65%[a]	$60	1.46	1.46	2.95	2.95	48
8-1-01 to 7-31-02	12.31[a]	32	1.50	1.69	2.83	2.64	101
8-1-00 to 7-31-01	9.10[a]	17	1.50	1.99	4.29	3.81	173
8-1-99 to 7-31-00	14.89[a]	12	1.50	2.72	4.26	3.04	117
2-25-99[b] to 7-31-99	4.78[a]	6	1.50[c]	3.49[c]	4.09[c]	2.10[c]	52
Class B
12-8-03[b] to 1-31-04 *	5.89%	$__[e]	2.19%[c]	na	1.98%[c]	na	24%[d]
Class C
12-8-03[b] to 1-31-04 *	5.96%	$1	2.20%[c]	na	2.51%[c]	na	24%[d]
Class Y
12-8-03[b] to 1-31-04 *	6.01%	$74	1.56%[c]	na	3.79%[c]	na	24%[d]

IVY SMALL CAP VALUE FUND

Historical information is presented for Advantus Venture Fund Class A shares for periods prior to December 8, 2003.

	Selected Per-Share Data
	--------------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations				Less Distributions
		-------------------------------------------------				--------------------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value End of Period

Class A
8-1-03 to 1-31-04*	$13.02	$(0.06)	$3.41	$3.35	$(0.00)	$(0.02)	$(0.00)	$(0.02)	$16.35
8-1-02 to 7-31-03	12.25	(0.09)	1.74	1.65	-[b]	(0.88)	(0.00)	(0.88)	13.02
8-1-01 to 7-31-02	15.05	(0.08)	(1.84)	(1.92)	0.00	(0.88)	(0.00)	(0.88)	12.25
8-1-00 to 7-31-01	11.47	(0.06)	4.04	3.98	0.00	(0.40)	(0.00)	(0.40)	15.05
8-1-99 to 7-31-00	11.20	0.05	0.32	0.37	(0.06)	(0.00)	(0.00)	(0.10)	11.47
8-1-98 to 7-31-99	12.03	0.10	(0.59)	(0.49)	(0.09)	(0.23)	(0.02)	(0.34)[c]	11.20
Class B
12-8-03[c] to 1-31-04*	$15.27	$(0.02)	$1.11	$109	$(0.00)	$(0.02)	$(0.00)	$(0.02)	$16.34
Class C
12-8-03[c] to 1-31-04*	$15.27	$(0.02)	$1.11	$109	$(0.00)	$(0.02)	$(0.00)	$(0.02)	$16.34
Class Y
12-8-03[c] to 1-31-04*	$15.27	$(0.02)	$1.12	$110	$(0.00)	$(0.02)	$(0.00)	$(0.02)	$16.35
* unaudited
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Amount is less than $0.01.
(c)Commencement of operations of the class.
(d)Annualized.
(e)For the six months ended January 31, 2004.
		Ratios and Supplemental Data
		---------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate

Class A
8-1-03 to 1-31-04 *	25.75%[a]	$59	1.59%[d]	na	(0.69)%[d]	na	21%
8-1-02 to 7-31-03	14.91[a]	59	1.53	1.53%	(0.82)	(0.82)%	54
8-1-01 to 7-31-02	(13.27)[a]	53	1.27	1.37	(0.57)	(0.67)	37
8-1-00 to 7-31-01	35.18[a]	55	1.40	1.51	(0.56)	(0.67)	38
8-1-99 to 7-31-00	3.74[a]	31	1.40	1.71	0.63	0.32	169
8-1-98 to 7-31-99	(3.89)[a]	32	1.40	1.64	0.81	0.57	104
Class B
12-8-03[c] to 1-31-04 *	7.15%	$__[f]	2.17%[d]	na%	(1.70)%[d]	na%	21%[e]
Class C
12-8-03[c] to 1-31-04 *	7.15%	$1	2.17%[d]	na%	(1.73)%[d]	na%	21%[e]
Class Y
12-8-03[c] to 1-31-04 *	7.22%	$24	1.49%[d]	na%	(0.83)%[d]	na%	21%[e]

IVY VALUE FUND

Historical information is presented for Advantus Cornerstone Fund Class A shares for periods prior to December 8, 2003.

	Selected Per-Share Data
	----------------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		--------------------------------------------------			----------------------------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value End of Period

Class A
8-1-03 to 1-31-04 *	$12.54	$0.08	$1.82	$1.90	$(0.05)	$(0.00)	$(0.00)	$(0.05)	$14.39
8-1-02 to 7-31-03	11.81	0.12	0.72	0.84	(0.11)	(0.00)	(0.00)	(0.11)	12.54
10-1-01 to 7-31-02	12.59	0.08	(0.78)	(0.70)	(0.08)	(0.00)	(0.00)	(0.08)	11.81
10-1-00 to 9-30-01	15.08	0.09	(2.50)	(2.41)	(0.08)	(0.00)	(0.00)	(0.08)	12.59
10-1-99 to 9-30-00	15.14	0.06	0.13	0.19	(0.05)	(0.13)	(0.06)	(0.25)[c]	15.08
10-1-98 to 9-30-99	13.88	0.15	1.26	1.41	(0.15)	(0.00)	(0.00)	(0.15)	15.14
10-1-97 to 9-30-98	18.68	0.16	(3.04)	(2.88)	(0.16)	(1.76)	(0.00)	(1.92)	13.88
Class B
12-8-03[c] to 1-31-04*	$13.63	$0.03	$0.75	$0.78	$(0.04)	$(0.00)	$(0.00)	$(0.04)	$14.37
Class C
12-8-03[c] to 1-31-04*	$13.63	$0.03	$0.75	$0.78	$(0.04)	$(0.00)	$(0.00)	$(0.04)	$14.37
Class Y
12-8-03[c] to 1-31-04*	$13.63	$0.01	$0.79	$0.80	$(0.04)	$(0.00)	$(0.00)	$(0.04)	$14.39
* unaudited
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Commencement of operations of the class.
(d)For the six months ended January 31, 2004.
(e)Not shown due to rounding.
		Ratios and Supplemental Data
		---------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate

Class A
8-1-03 to 1-31-04 *	15.04%[a]	$50	1.36%[b]	1.45%[b]	0.75%[b]	0.66%[b]	64%
8-1-02 to 7-31-03	7.23[a]	64	1.29	1.50	1.05	0.84	123
10-1-01 to 7-31-02	(5.72)[a]	58	1.24[b]	1.41[b]	0.70[b]	0.53[b]	95
10-1-00 to 9-30-01	(15.97)[a]	66	1.24	1.39	0.61	0.46	148
10-1-99 to 9-30-00	1.26[a]	81	1.24	1.34	0.43	0.33	180
10-1-98 to 9-30-99	10.13[a]	93	1.21	1.23	0.94	0.92	79
10-1-97 to 9-30-98	(16.45)[a]	94	1.16	1.25	0.98	0.89	114
Class B
12-8-03[c] to 1-31-04 *	5.70%	__[e]	2.04%[b]	na	(0.03)%[b]	na	64%[d]
Class C
12-8-03[c] to 1-31-04 *	5.70%	__[e]	2.04%[b]	na	(0.06)%[b]	na	64%[d]
Class Y
12-8-03[c] to 1-31-04 *	5.87%	$23	1.30%[b]	na	0.047%[b]	na	64%[d]

IVY FUNDS

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Core Equity Fund

Ivy Cundill Global Value Fund

Ivy Dividend Income Fund

Ivy European Opportunities Fund

Ivy Global Natural Resources Fund

Ivy International Fund

Ivy International Balanced Fund

Ivy International Growth Fund

Ivy International Value Fund

Ivy Large Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Pacific Opportunities Fund

Ivy Real Estate Securities Fund

Ivy Science and Technology Fund

Ivy Small Cap Growth Fund

Ivy Small Cap Value Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
January 28, 2004

AN OVERVIEW OF THE FUNDS
Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Core Equity Fund
Ivy Cundill Global Value Fund
Ivy Dividend Income Fund
Ivy European Opportunities Fund
Ivy Global Natural Resources Fund
Ivy International Fund
Ivy International Balanced Fund
Ivy International Growth Fund
Ivy International Value Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Pacific Opportunities Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Tax-Managed Equity Fund
Ivy Value Fund
ADDITIONAL INFORMATION ABOUT PRINCIPAL
INVESTMENT STRATEGIES AND RISKS
YOUR ACCOUNT
Choosing a Share Class
Ways to Set Up Your Account
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes
THE MANAGEMENT OF THE FUNDS
Portfolio Management
Management Fee
FINANCIAL HIGHLIGHTS

An Overview of the Fund

Goal

Ivy Asset Strategy Fund (formerly, W&R Asset Strategy Fund) seeks high total return over the long term.

Principal Strategies

Ivy Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

  The stock class includes equity securities of all types, although Waddell & Reed Ivy Investment Company (WRIICO), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIICO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIICO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
  The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's (S&P) and Ba and below by Moody's Investors Service (Moody's) or unrated bonds deemed by WRIICO to be of comparable quality.
  The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.
  Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as WRIICO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Portfolio Mix
Stocks 70%	Bonds 25%	Short-term 5%
(can range from 0-100%)	(can range from 0-100%)	(can range from 0-100%)

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Asset Strategy Fund. These include:

  WRIICO's skill in allocating the Fund's assets among different types of investments the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Fund
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Fund in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, Ivy Asset Strategy Fund may be appropriate for you. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.
  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1996	3.92%
1997	10.84%
1998	8.64%
1999	21.22%
2000	20.66%
2001	-11.74%
2002	2.31%
2003	10.55%

In the period shown in the chart, the highest quarterly return was 15.58% (the first quarter of 2000) and the lowest quarterly return was -8.25% (the first quarter of 2001).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year ------	5 Years (or Life of Class) --------	10 Years (or Life of Class) --------
Class C (began on 04-20-1995)
Before Taxes[1]	10.55%	7.86%	7.58%
After Taxes on Distributions[1]	10.42%	5.98%	5.81%
After Taxes on Distributions
and Sale of Fund Shares[1]	6.90%	5.97%	5.72%
Class Y (began on 12-29-1995)
Before Taxes	11.49%	8.81%	8.76%
Class B (began on 07-03-2000)
Before Taxes	6.38%	0.37%
Class A (began on 07-10-2000)
Before Taxes	5.02%	0.23%
Indexes
S&P 500 Index[2]	28.72%	-0.58%	11.13%[3]
Citigroup Broad
Investment Grade Index[2]	4.20%	6.62%	7.64%[3]
Citigroup Short-Term
Index for 1 Month Certificates
of Deposit[2]	1.20%	3.78%	4.59%[3]
Lipper Flexible Portfolio
Funds Universe Average[4]	21.20%	2.14%	8.25%[3]

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on April 30, 1995.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[3]	0.47%	0.64%	0.50%	0.39%
Total Annual Fund Operating Expenses	1.42%	2.34%	2.20%	1.34%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$ 998	$1,307	$2,179
Class B Shares	$637	$1,030	$1,350	$2,444[1]
Class C Shares	$223[2]	$ 688	$1,180	$2,534
Class Y Shares	$136	$ 425	$ 734	$1,613

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$998	$1,307	$2,179
Class B Shares	$237	$730	$1,250	$2,444[1]
Class C Shares	$223	$688	$1,180	$2,534
Class Y Shares	$136	$425	$ 734	$1,613

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Ivy Balanced Fund

Goals

Ivy Balanced Fund seeks, as a primary goal, to provide current income to the extent that, in the opinion of Waddell & Reed Ivy Investment Company (WRIICO), the Fund's investment manager, market and economic conditions permit. As a secondary goal, the Fund seeks long-term appreciation of capital.

Principal Investment Strategies

Ivy Balanced Fund invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. The Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Fund may also invest in foreign securities.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Balanced Fund. These include:

  WRIICO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments an issuer of a debt security or other fixed income obligation may not make payments on the security when due an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund as well as a decline in its income the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Balanced Fund is designed for investors seeking current income and the potential for long-term appreciation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of the Advantus Spectrum Fund which along with its other classes of shares was reorganized as the Class A shares of the Ivy Balanced Fund on December 8, 2003. The Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities, and would differ only to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Balanced Fund. If those expenses were reflected, performance shown below would differ.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown for Advantus Spectrum Fund in the Financial Highlights section of this Prospectus and in the Fund 's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-2.14%
1995	24.12%
1996	11.58%
1997	18.18%
1998	22.60%
1999	14.64%
2000	-10.33%
2001	-15.27%
2002	-9.30%
2003	20.59%

In the period shown in the chart, the highest quarterly return was 14.70% (the fourth quarter of 1998) and the lowest quarterly return was -17.38% (the first quarter of 2001).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based securities market indexes that are unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1] as of December 31, 2003	1 Year ------	5 Years -----------	10 Years (or Life of Class) -----------
Class A
Before Taxes	13.66%	-2.13%	5.83%
After Taxes on Distributions	13.34%	-3.40%	3.48%
After Taxes on Distributions
and Sale of Fund Shares	8.95%	-1.72%[2]	4.08%
Indexes
S&P 500 Index[3]	28.72%	-0.58%	11.07%
Citigroup Treasury/Government
Sponsored/Credit Index[3]	4.84%	6.69%	7.01%
Lipper Balanced Portfolio Funds
Universe Average[4]	19.09%	2.35%	8.09%

[1]Performance shown is that of the Advantus Spectrum Fund, the predecessor to Ivy Balanced Fund, for periods prior to December 8, 2003, restated to reflect current sales charges applicable to Class A shares of the Ivy Balanced Fund. Class A shares of the Ivy Balanced Fund would generally have had substantially similar returns to the Class A shares of the Advantus Spectrum Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Spectrum Fund differ from expenses for Class A shares of Ivy Balanced Fund. Class B, C and Y shares are new classes of shares and have no performance history as of the date of this prospectus. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

[2]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[3]	0.61%	0.50%	0.50%	0.38%
Total Annual Fund Operating Expenses	1.56%	2.20%	2.20%	1.33%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Expenses are based on amounts incurred by Advantus Spectrum Fund during its last fiscal year, but have been restated to reflect current contractual arrangements.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,039	$1,376	$2,325
Class B Shares	$623	$ 988	$1,280	$2,370[1]
Class C Shares	$223[2]	$ 688	$1,180	$2,534
Class Y Shares	$135	$ 421	$ 729	$1,601

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,039	$1,376	$2,325
Class B Shares	$223	$ 688	$1,180	$2,370[1]
Class C Shares	$223	$ 688	$1,180	$2,534
Class Y Shares	$135	$ 421	$ 729	$1,601

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Ivy Core Equity Fund

Goals

Ivy Core Equity Fund (formerly, W&R Core Equity Fund) seeks to provide capital growth and income.

Principal Strategies

Ivy Core Equity Fund seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that WRIICO, the Fund's investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIICO attempts to select securities with growth and income possibilities by looking at many factors including the company's:

  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security WRIICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Core Equity Fund. These include:

  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIICO's skill in evaluating and selecting securities for the Fund

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Core Equity Fund is designed for investors who seek capital growth and income. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.
  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-2.07%
1995	29.65%
1996	18.12%
1997	24.61%
1998	20.73%
1999	12.15%
2000	8.54%
2001	-15.84%
2002	-23.24%
2003	16.01%

In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -16.80% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year ------	5 Years (or Life of Class) --------	10 Years (or Life of Class) --------

Class C
Before Taxes[1]	16.01%	-1.82%	7.49%
After Taxes on Distributions[1]	16.01%	-2.88%	6.52%
After Taxes on Distributions
and Sale of Fund Shares[1]	10.41%	-1.05%[2]	6.62%
Class Y (began on 12-29-1995)
Before Taxes	17.08%	-0.97%	7.11%
Class A (began on 07-03-2000)
Before Taxes	10.52%	-9.60%
Class B (began on 07-11-2000)
Before Taxes	12.08%	-10.00%
Indexes
S&P 500 Index[3]	28.72%	-0.58%	11.07%
Lipper Large-Cap Core Funds
Universe Average[4]	25.59%	-1.75%	8.78%

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[3]	0.38%	0.66%	0.49%	0.27%
Total Annual Fund Operating Expenses	1.33%	2.36%	2.19%	1.22%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$ 972	$1,262	$2,084
Class B Shares	$639	$1,036	$1,360	$2,437[1]
Class C Shares	$222[2]	$ 685	$1,175	$2,524
Class Y Shares	$124	$ 387	$ 670	$1,477

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	$239	$736	$1,260	$2,437[1]
Class C Shares	$222	$685	$1,175	$2,524
Class Y Shares	$124	$387	$ 670	$1,477

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Ivy Cundill Global Value Fund

Goal

Ivy Cundill Global Value Fund seeks long-term capital growth. Any income realized will be incidental.

Principal Strategies

Ivy Cundill Global Value Fund invests primarily in equity securities (including common stock, preferred stock and securities convertible into common stock) throughout the world, including emerging market countries, that the Fund's management team of Peter Cundill & Associates, the Fund's sub-advisor, believes are trading below their estimated "intrinsic value."

"Intrinsic value" is the perceived realizable market value, determined through the management team's analysis of the companies' financial statements (and includes factors such as earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value).

To control its exposure to certain risks, the Fund may use certain derivative investment techniques (such as foreign currency exchange transactions and forward foreign currency contracts).

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Cundill Global Value Fund. These include:

  Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk.
  Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.
  The risks of investing in foreign securities are more acute in countries with developing economies.
  The Fund may not be able to readily dispose of illiquid securities promptly at an acceptable price.
  The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's sub-advisor as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Cundill Global Value Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Cundill Global Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Advisor Class* and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Advisor Class shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year[1]

2001	-2.13%
2002	-11.86%
2003	37.11%

In the period shown in the chart, the highest quarterly return was 16.69% (the second quarter of 2003) and the lowest quarterly return was -11.17% (the third quarter of 2002).

*As of July 25, 2003, the Advisor Class is not available for investment.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Advisor Class shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Advisor Class shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year ------	5 Years (or Life of Class) --------

Advisor Class (began on 04-19-2000)[1]
Before Taxes	37.11%	5.93%
After Taxes on Distributions	36.84%	5.00%
After Taxes on Distributions
and Sale of Fund Shares	24.21%	4.46%
Class A (began on 09-04-2001)
Before Taxes	28.58%	4.43%
Class B (began on 09-26-2001)
Before Taxes	31.34%	9.75%
Class C (began on 10-19-2001)
Before Taxes	35.47%	9.97%
Indexes
Morgan Stanley Capital International
World Index[2]	33.11%	-6.03%[3]
Lipper Global Funds
Universe Average[4]	32.09%	-4.47%[3]

1As of July 25, 2003, the Advisor Class is not available for investments.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on April 30, 2000.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Cundill Global Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%

Annual Fund Operating Expenses[4] (expenses that are deducted from Fund assets)	Class A Shares --------	Class B Shares --------	Class C Shares --------	Class Y Shares --------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.86%	0.98%	0.90%	0.74%
Total Annual Fund Operating Expenses	2.11%	2.98%	2.90%	1.99%
Expenses reimbursed[5]	0.00%	0.00%	0.00%	0.00%
Net Fund operating expenses	2.11%[6]	2.98%	2.90%[6]	1.99%[6]

[1]The contingent deferred sales charge (CDSC) which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

[4]The expense information shown has been restated to reflect current fees. Expenses reimbursed are estimated based on Class A.

5WRIICO has contractually agreed to reimburse the Fund's expenses for the fiscal year ending December 31, 2004, and for the following seven years, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 2.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses).

[6]The Net Fund Operating Expenses shown reflect the maximum amount contractually payable; however, Ivy Funds Distributor, Inc. (IFDI), the Fund's distributor, and Waddell & Reed Services Company (WRSCO), the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.90%; Class C, 2.55% and Class Y, 1.40%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$777	$1,198	$1,644	$2,876
Class B Shares	$701	$1,221	$1,667	$3,092[1]
Class C Shares	$293[2]	$ 898	$1,528	$3,223
Class Y Shares	$202	$ 626	$1,075	$2,321

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$777	$1,198	$1,644	$2,876
Class B Shares	$301	$ 921	$1,567	$3,092[1]
Class C Shares	$293	$ 898	$1,528	$3,223
Class Y Shares	$202	$ 626	$1,075	$2,321

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goals

Ivy Dividend Income Fund seeks to provide income and long-term capital growth.

Principal Strategies

Ivy Dividend Income Fund seeks to achieve its goals by investing primarily in dividend-paying common stocks that WRIICO, the Fund's investment manager, believes also demonstrate favorable prospects for long-term capital growth. Although the Fund invests primarily in large companies, it may invest in companies of any size. The Fund will invest primarily in domestic securities but may also invest up to 25% of its total assets in foreign securities.

WRIICO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  ·profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Dividend Income Fund. These include:

  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIICO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies, and growth stocks in general, may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Dividend Income Fund is designed for investors seeking income and long-term capital growth through a portfolio of primarily dividend-paying common stocks. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Dividend Income Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual returns.

Fees and Expenses

Ivy Dividend Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating
Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[3]	0.53%	0.59%	0.61%	0.49%
Total Annual Fund Operating Expenses	1.48%	2.29%	2.31%	1.44%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years
Class A Shares	$717	$1,016
Class B Shares	$632	$1,015
Class C Shares	$234[1]	$ 721
Class Y Shares	$147	$ 456

If shares are not redeemed
at end of period:	1 Year	3 Years
Class A Shares	$717	$1,016
Class B Shares	$232	$ 715
Class C Shares	$234	$ 721
Class Y Shares	$147	$ 456

1A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy European Opportunities Fund seeks long-term capital growth by investing in the securities markets of Europe.

Principal Strategies

Ivy European Opportunities Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of European companies, which may include:

  large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings);
  small-capitalization companies in the more developed markets of Europe companies operating in Europe's emerging markets

The Fund's sub-advisor, Henderson Investment Management Ltd., uses a "bottom-up" investment approach, focusing on prospects for long-term earnings growth.

The Fund may also invest in European debt securities, up to 20% of which may be low-rated (commonly referred to as "high yield" or "junk" bonds). These securities typically are rated Ba or below by Moody's or BB or below by S&P (or are judged by the Fund's manager to be of comparable quality).

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy European Opportunities Fund. These include:

  Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk.
  Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.
  The risks of investing in foreign securities are more acute in countries with developing economies.
  Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.
  Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).
  The Fund's debt security investments are susceptible to decline in a rising interest rate environment. The risk is more acute for debt securities with longer maturities.
  The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Certain of the Fund's debt security holdings may be considered below investment grade (commonly referred to as "high yield" or "junk" bonds). Low-rated debt securities are considered speculative and could weaken the Fund's returns if the issuer defaults on its payment obligations.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy European Opportunities Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy European Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

2000	4.51%
2001	-20.67%
2002	-3.30%
2003	51.02%

In the period shown in the chart, the highest quarterly return was 44.83% (the first quarter of 2000) and the lowest quarterly return was -21.29% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year ------	5 Years (or Life of Class) --------

Class A (began on 05-04-1999)
Before Taxes	42.34%	31.63%
After Taxes on Distributions	42.23%	25.58%
After Taxes on Distributions
and Sale of Fund Shares	27.55%	23.86%
Class B (began on 05-24-1999)
Before Taxes	45.73%	32.02%
Class C (began on 10-24-1999)
Before Taxes	46.69%	14.69%
Indexes
Morgan Stanley Capital International
EuropeSM Index[1]	38.54%	0.05%[2]
Lipper European Region Funds
Universe Average[3]	37.58%	3.12%[2]

[1]Reflects no deduction for fees, expenses or taxes.

[2]Index comparison begins on May 31, 1999.

[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy European Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------
(fees paid directly from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%

Annual Fund Operating Expenses[4] (expenses that are deducted from Fund assets)	Class A Shares --------	Class B Shares --------	Class C Shares --------	Class Y Shares --------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.67%	0.73%	0.71%	0.48%
Total Annual Fund Operating Expenses	1.92%	2.73%	2.71%	1.73%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

[4]The expense information shown has been restated to reflect current fees. Expenses reimbursed are estimated based on Class A.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$759	$1,143	$1,552	$2,689
Class B Shares	$676	$1,147	$1,545	$2,863[1]
Class C Shares	$274[2]	$ 841	$1,435	$3,041
Class Y Shares	$176	$ 545	$ 939	$2,042

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$759	$1,143	$1,552	$2,689
Class B Shares	$276	$ 847	$1,445	$2,863[1]
Class C Shares	$274	$ 841	$1,435	$3,041
Class Y Shares	$176	$ 545	$ 939	$2,042

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy Global Natural Resources Fund seeks long-term growth. Any income realized will be incidental.

Principal Strategies

Ivy Global Natural Resources Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, "natural resources" generally include:

  precious metals (such as gold, silver and platinum);
  ferrous and nonferrous metals (such as iron, aluminum, copper and steel);
  strategic metals (such as uranium and titanium);
  fossil fuels and chemicals;
  forest products and agricultural commodities
  undeveloped real property

The Fund's investment manager, Mackenzie Financial Corporation, uses an equity style that focuses on both growth and value. Companies targeted for investment have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Fund may have some emerging markets exposure in an attempt to achieve higher returns over the long-term.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Global Natural Resources Fund. These include:

  Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk.
  Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.
  The risks of investing in foreign securities are more acute in countries with developing economies.
  Many of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.
  Since the Fund can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Fund could experience wider fluctuations in value than funds with more diversified portfolios.

Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold, exposes the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Global Natural Resources Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Global Natural Resources Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year
1997	6.95%
1998	-29.35%
1999	40.98%
2000	9.86%
2001	15.40%
2002	4.66%
2003	45.61%

In the period shown in the chart, the highest quarterly return was 24.19% (the fourth quarter of 2001) and the lowest quarterly return was -21.37% (the third quarter of 2001).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year --------	5 Years (or Life of Class) ----------	10 Years (or Life of Class) -----------

Class A (began on 01-02-1997)
Before Taxes	37.24%	20.75%	9.93%
After Taxes on Distributions	37.08%	20.46%	8.69%
After Taxes on Distributions
and Sale of Fund Shares	24.25%	17.51%	7.62%
Class B (began on 01-02-1997)
Before Taxes	40.42%	21.16%	10.06%
Class C (began on 01-02-1997)
Before Taxes	44.58%	21.14%	9.80%
Indexes
Morgan Stanley Capital International
Commodity Related Index[1]	44.14%	13.55%	6.71%[2]
Lipper Natural Resources Funds
Universe Average[3]	32.84%	13.68%	7.33%[2]

[1]Reflects no deduction for fees, expenses or taxes.

[2]Index comparison begins on December 31, 1996.

[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Global Natural Resources Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%

Annual Fund Operating Expenses[4] (expenses that are deducted from Fund assets)	Class A Shares --------	Class B Shares --------	Class C Shares --------	Class Y Shares --------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.47%	0.55%	0.52%	0.44%
Total Annual Fund Operating Expenses	1.72%	2.55%	2.52%	1.69%[5]

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

[4]The expense information shown has been restated to reflect current fees. Expenses reimbursed are estimated based on Class A.

[5]The Total Annual Fund Operating Expenses shown reflect the maximum annual fee payable; however, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have voluntarily agreed to waive expenses for Class Y shares so that the total annual fund operating expenses do not exceed 1.20%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$740	$1,086	$1,455	$2,448
Class B Shares	$658	$1,093	$1,455	$2,680[1]
Class C Shares	$255[2]	$ 785	$1,340	$2,856
Class Y Shares	$172	$ 533	$918	$1,998

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$740	$1,086	$1,455	$2,448
Class B Shares	$258	$ 793	$1,355	$2,680[1]
Class C Shares	$255	$ 785	$1,340	$2,856
Class Y Shares	$172	$ 533	$918	$1,998

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goals

Ivy International Fund seeks long-term growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy International Fund invests at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

To enhance potential return, the Fund may invest in countries with new or comparatively undeveloped economies.

WRIICO, the Fund's investment manager, uses an investment approach that focuses on:

  analyzing a company's financial statements
  taking advantage of overvalued or undervalued markets
  building a portfolio that is diversified by both region and sector

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Fund. These include:

  Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk.
  Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy International Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1994	3.92%
1995	12.64%
1996	19.72%
1997	10.38%
1998	7.34%
1999	21.05%
2000	-17.26%
2001	-21.03%
2002	-20.96%
2003	26.24%

In the period shown in the chart, the highest quarterly return was 16.41% (the fourth quarter of 1998) and the lowest quarterly return was -23.02% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year (or Life of Class --------	5 Years (or Life of Class) ----------	10 Years (or Life of Class) -----------
Class A
Before Taxes	18.98%	-5.75%	2.13%
After Taxes on Distributions	18.98%	-7.33%	0.91%
After Taxes on Distributions
and Sale of Fund Shares	12.34%	-3.79%[1]	2.07%
Class B (began on 10-22-1993)
Before Taxes	20.97%	-5.69%	1.79%
Class C (began on 04-30-1996)
Before Taxes	24.94%	-5.57%	-0.32%
Indexes
Morgan Stanley Capital International
E.A.FE. Index[2]	38.59%	-0.05%	4.47%
Lipper International Funds
Universe Average[3]	34.74%	1.28%	4.65%

[1]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%

Annual Fund Operating Expenses[4] (expenses that are deducted from Fund assets)	Class A Shares --------	Class B Shares --------	Class C Shares --------	Class Y Shares --------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.20%[5]	1.00%	1.00%	0.25%
Other Expenses	0.49%	0.87%	0.87%	0.49%
Total Annual Fund Operating
Expenses	1.69%	2.87%	2.87%	1.74%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

[4]The expense information shown has been restated to reflect current fees. Expenses reimbursed are estimated based on Class A.

[5]The annual service fee for Class A shares of the Fund may equal up to 0.25% on net assets attributable to outstanding shares issued on or after January 1, 1992. Since the calculation of the annual service fee does not take into account shares outstanding prior to January 1, 1992, this arrangement results in a rate of service fee that is lower than 0.25% of the net assets attributable to outstanding Class A shares of the Fund.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$737	$1,077	$1,440	$2,458
Class B Shares	$690	$1,189	$1,613	$2,911[1]
Class C Shares	$290[2]	$ 889	$1,513	$3,195
Class Y Shares	$177	$ 548	$ 944	$2,052

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$737	$1,077	$1,440	$2,458
Class B Shares	$290	$ 889	$1,513	$2,911[1]
Class C Shares	$290	$ 889	$1,513	$3,195
Class Y Shares	$177	$ 548	$ 944	$2,052

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy International Balanced Fund seeks a high level of total return.

Principal Strategies

Ivy International Balanced Fund invests in equity and debt securities issued by large and small international companies and governmental agencies. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities. In addition, the Fund invests approximately 30% to 50% of its assets in international investment-grade debt securities.

In selecting equity securities the Fund's investment sub-advisor, Templeton Investment Counsel LLC, relies primarily on its analysis of the current market price of a company's securities relative to the company's long-term earnings potential. Debt securities are selected, after an analysis of trends in interest rates and economic conditions, based on the sub-advisor's judgment as to which securities are more likely to perform well under those conditions.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Balanced Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund as well as a decrease in the Fund's income the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline an issuer of a debt security or fixed income obligation may fail to make payments on the security when due

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. Changes in foreign currency exchange rates may increase or decrease the value of foreign securities or the amount of income or gain received on such securities. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy International Balanced Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of the Advantus International Balanced Fund which along with its other classes of shares was reorganized as the Class A shares of the Ivy International Balanced Fund on December 8, 2003. The Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities, and would differ only to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy International Balanced Fund. If those expenses were reflected, performance shown below would differ.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information for Advantus International Balanced Fund shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1995	12.63%
1996	17.41%
1997	5.12%
1998	3.55%
1999	15.66%
2000	1.27%
2001	-8.74%
2002	-3.73%
2003	37.93%

In the period shown in the chart, the highest quarterly return was 17.99% (the second quarter of 2003) and the lowest quarterly return was -12.46% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund.. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1] as of December 31, 2003	1 Year ------	5 Years -----------	Life of Class -----------

Class A (began on 9-16-1994)
Before Taxes	30.00%	5.99%	6.75%
After Taxes on Distributions	29.35%	4.46%	5.07%
After Taxes on Distributions
and Sale of Fund Shares	19.71%	4.40%	5.06%
Indexes
Morgan Stanley Capital International
EAFE Index[2]	38.59%	-0.05%	3.88%[3]
J.P. Morgan Non-U.S. Government
Bond Index[2]	18.62%	5.03%	6.98%[3]
Lipper Global Flexible Portfolio Funds
Universe Average[4]	26.93%	4.29%	8.59%[3]

[1]Performance shown is that of the Advantus International Balanced Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy International Balanced Fund. Class A shares of Ivy International Balanced Fund would generally have had substantially similar returns to the same class of shares of the Advantus International Balanced Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus International Balanced Fund differ from expenses for Class A shares of Ivy International Balanced Fund. Class B, C and Y shares are new classes of shares and have no performance history as of the date of this prospectus. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on September 30, 1994.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy International Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.46%	0.44%	0.44%	0.45%
Total Annual Fund Operating Expenses	1.41%	2.14%	2.14%	1.40%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

[4]Expenses are based on amounts incurred by the Advantus predecessor fund during its last fiscal year, but have been restated to reflect current contractual arrangements and estimated expenses for each Class.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$996	$1,302	$2,169
Class B Shares	$617	$970	$1,249	$2,285[1]
Class C Shares	$217[2]	$670	$1,149	$2,472
Class Y Shares	$143	$443	$766	$1,680

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$996	$1,302	$2,169
Class B Shares	$217	$670	$1,149	$2,285[1]
Class C Shares	$217	$670	$1,149	$2,472
Class Y Shares	$143	$443	$766	$1,680

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goals

Ivy International Growth Fund (formerly, W&R International Growth Fund) seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies

Ivy International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIICO, the Fund's investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, as well as the privatization and/or restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIICO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

WRIICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  a company's growth and earnings potential
  management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIICO uses the same type of analysis that it uses in buying securities of that type. For example, WRIICO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Growth Fund. These include:

  changes in foreign exchange rates, which may affect the value of the securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIICO's skill in evaluating and selecting securities for the Fund

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.
  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1994	0.12%
1995	8.34%
1996	19.11%
1997	16.89%
1998	31.72%
1999	88.66%
2000	-24.49%
2001	-27.20%
2002	-19.88%
2003	22.22%

In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was -18.66% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year ------	5 Years (or Life of Class) --------	10 Years (or Life of Class) --------

Class C
Before Taxes[1]	22.22%	0.31%	7.29%
After Taxes on Distributions[1]	22.22%	-1.96%	5.18%
After Taxes on Distributions
and Sale of Fund Shares[1]	14.44%	0.61%[2]	5.96%
Class Y (began on 12-29-1995)
Before Taxes	24.47%	1.54%	9.29%
Class A (began on 07-03-2000)
Before Taxes	16.39%	-15.14%
Class B (began on 07-10-2000)
Before Taxes	18.11%	-15.41%
Indexes
Morgan Stanley Capital International
E.A.FE. Index[3]	38.59%	-0.05%	4.47%
Lipper International Funds
Universe Average[4]	34.74%	1.28%	4.65%

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	1.02%	1.39%	1.10%	0.56%
Total Annual Fund Operating Expenses	2.12%	3.24%	2.95%	1.66%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

[4]Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$778	$1,201	$1,649	$2,886
Class B Shares	$727	$1,298	$1,793	$3,279[1]
Class C Shares	$298[2]	$ 913	$1,552	$3,271
Class Y Shares	$169	$ 523	$ 902	$1,965

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$778	$1,201	$1,649	$2,886
Class B Shares	$327	$ 998	$1,693	$3,279[1]
Class C Shares	$298	$ 913	$1,552	$3,271
Class Y Shares	$169	$ 523	$ 902	$1,965

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goals

Ivy International Value Fund seeks, as a primary goal, long-term capital growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy International Value Fund invests at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

WRIICO, the Fund's investment manager, uses a disciplined value approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies). Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

To control its exposure to certain risks, the Fund might engage in foreign currency exchange transactions and forward foreign currency contracts.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Value Fund. These include:

  Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.
  Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.
  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the manager's opinion, undervalued. If the manager's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the manager has placed on it.

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy International Value Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1998	6.63%
1999	27.79%
2000	-7.25%
2001	-17.17%
2002	-15.93%
2003	27.19%

In the period shown in the chart, the highest quarterly return was 16.49% (the fourth quarter of 1998) and the lowest quarterly return was -22.75% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year --------	5 Years (or Life of Class) ----------	10 Years (or Life of Class) -----------
Class A (began on 05-13-1997)
Before Taxes	19.88%	-0.21%	-0.83%
After Taxes on Distributions	19.88%	-0.39%	-1.02%
After Taxes on Distributions
and Sale of Fund Shares	12.92%	-0.21%	-0.71%[1]
Class B (began on 05-13-1997)
Before Taxes	22.23%	-0.43%	-1.03%
Class C (began on 05-13-1997)
Before Taxes	26.09%	-0.25%	-1.06%
Indexes
Morgan Stanley Capital International
E.A.FE. Index[2]	38.59%	-0.05%	2.22%[3]
Lipper International Funds
Universe Average[4]	34.74%	1.28%	2.33%[3]

[1]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on May 31, 1997.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy International Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%

Annual Fund Operating Expenses[4] (expenses that are deducted from Fund assets)	Class A Shares --------	Class B Shares --------	Class C Shares --------	Class Y Shares --------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service
(12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	1.08%	1.11%	1.24%	0.84%
Total annual Fund operating expenses	2.33%	3.11%	3.24%	2.09%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

[4]The expense information shown has been restated to reflect current fees. Expenses reimbursed are estimated based on Class A.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$798	$1,261	$1,749	$3,088
Class B Shares	$714	$1,260	$1,730	$3,237[1]
Class C Shares	$327[2]	$ 998	$1,693	$3,540
Class Y Shares	$212	$ 655	$1,124	$2,421

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$798	$1,261	$1,749	$3,088
Class B Shares	$314	$ 960	$1,630	$3,237[1]
Class C Shares	$327	$ 998	$1,693	$3,540
Class Y Shares	$212	$ 655	$1,124	$2,421

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy Large Cap Growth Fund (formerly, W&R Large Cap Growth Fund) seeks the appreciation of your investment.

Principal Strategies

Ivy Large Cap Growth Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and foreign companies that WRIICO, the Fund's investment manager, believes have appreciation possibilities. Growth stocks are those whose earnings WRIICO believes are likely to grow faster than the economy. Although WRIICO anticipates the majority of the Fund's investments to be in large to medium sized companies, the Fund may invest in companies of any size.

WRIICO attempts to select securities with appreciation possibilities by looking at many factors. These include:

  the company's market position, product line, technological position and prospects for increased earnings the management capability of the company being considered
  the short-term and long-term outlook for the industry being analyzed changes in economic and political conditions

WRIICO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIICO anticipates a development that might have an effect on the value of a security.

In general, WRIICO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Large Cap Growth Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the skill of WRIICO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.

The Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Large Cap Growth Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Large Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-23.50%
2002	-19.78%
2003	28.97%

In the period shown in the chart, the highest quarterly return was 11.88% (the fourth quarter of 2001) and the lowest quarterly return was -18.97% (the first quarter of 2001).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year ------	5 Years (or Life of Class) ---------

Class A (began on 06-30-2000)
Before Taxes	21.55%	-3.54%
After Taxes on Distributions	21.55%	-3.65%
After Taxes on Distributions
and Sale of Fund Shares	14.01%	-2.82%[1]
Class C (began on 07-03-2000)
Before Taxes	27.84%	-2.80%
Class B (began on 07-06-2000)
Before Taxes	23.01%	-4.23%
Class Y (began on 07-06-2000)
Before Taxes	29.31%	-1.79%
Indexes
S&P 500 Index[2]	28.72%	-5.98%[3]
Lipper Large-Cap Growth Funds
Universe Average[4]	27.00%	-14.30%[3]

[1]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on June 30, 2000.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Large Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees[3]	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.72%	1.58%	0.93%	0.52%
Total Annual Fund Operating Expenses	1.67%	3.28%	2.63%	1.47%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIICO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIICO's right to change or terminate this waiver.

[4]Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$735	$1,071	$1,430	$2,438
Class B Shares	$731	$1,310	$1,812	$3,202[1]
Class C Shares	$266[2]	$ 817	$1,395	$2,964
Class Y Shares	$150	$ 465	$ 803	$1,757

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$735	$1,071	$1,430	$2,438
Class B Shares	$331	$1,010	$1,712	$3,202[1]
Class C Shares	$266	$ 817	$1,395	$2,964
Class Y Shares	$150	$ 465	$ 803	$1,757

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy Mid Cap Growth Fund (formerly, W&R Mid Cap Growth Fund) seeks the growth of your investment.

Principal Strategies

Ivy Mid Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index (Russell Mid-Cap) and that WRIICO, the Fund's investment manager, believes offer above-average growth potential.

In selecting companies, WRIICO may look at a number of factors, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth market potential
  profit potential

Generally, in determining whether to sell a stock, WRIICO uses the same type of analysis that it uses when buying stocks. For example, WRIICO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Mid Cap Growth Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the skill of WRIICO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Mid Cap Growth Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Mid Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-12.71%
2002	-25.84%
2003	30.42%

In the period shown in the chart, the highest quarterly return was 17.54% (the second quarter of 2003) and the lowest quarterly return was -16.60% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year ------	5 Years (or Life of Class) --------
Class A (began on 06-30-2000)
Before Taxes	22.92%	-4.19%
After Taxes on Distributions	22.92%	-4.60%
After Taxes on Distributions
and Sale of Fund Shares	14.90%	-3.40%[1]
Class C (began on 07-03-2000)
Before Taxes	29.17%	-3.47%
Class B (began on 07-06-2000)
Before Taxes	25.03%	-4.66%
Class Y (began on 07-10-2000)
Before Taxes	-30.71%	-3.00%
Indexes
Russell Mid-Cap Growth Index[2]	42.76%	-11.53%[3]
Lipper Mid-Cap Growth Funds
Universe Average[4]	35.77%	-12.15%[3]

[1]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on June 30, 2000.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Mid Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees[3]	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.94%	1.69%	1.15%	0.64%
Total Annual Fund Operating Expenses	2.04%[5]	3.54%	3.00%[5]	1.74%[5]

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[34]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIICO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIICO's right to change or terminate this waiver.

[4]Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

[5]The Total Annual Fund Operating Expenses shown reflect the maximum annual fee payable; however, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.65%; Class C, 2.35% and Class Y, 1.25%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$770	$1,178	$1,610	$2,808
Class B Shares	$757	$1,385	$1,936	$3,469[1]
Class C Shares	$303[2]	$ 927	$1,577	$3,318
Class Y Shares	$177	$ 548	$ 944	$2,052

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$770	$1,178	$1,610	$2,808
Class B Shares	$357	$1,085	$1,836	$3,469[1]
Class C Shares	$303	$ 927	$1,577	$3,318
Class Y Shares	$177	$ 548	$ 944	$2,052

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goals

Ivy Pacific Opportunities Fund seeks, as a primary goal, long-term capital growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy Pacific Opportunities Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies such as those whose securities are traded mainly on markets in the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, Sri Lanka, Australia and India. Although it is permitted to invest in Japan, the Fund does not currently anticipate doing so.

The Fund's manager uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Pacific Opportunities Fund. These include:

  Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.
  Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against reparation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer payment of principal and/or interest on external debt).

Investing in the Pacific region involves special risks beyond those described above. For example, certain Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of the Fund's portfolio. The limited size of the markets for some Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity.

Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Pacific Opportunities Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Pacific Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-24.88%
1995	1.59%
1996	20.50%
1997	-21.94%
1998	-20.56%
1999	46.72%
2000	-18.25%
2001	-9.29%
2002	-11.31%
2003	52.85%

In the period shown in the chart, the highest quarterly return was 40.73% (the second quarter of 1999) and the lowest quarterly return was -30.21% (the fourth quarter of 1997).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year --------	5 Years (or Life of Class) ----------	10 Years (or Life of Class) -----------
Class A
Before Taxes	44.06%	6.81%	-2.30%
After Taxes on Distributions	44.06%	6.64%	-2.54%
After Taxes on Distributions
and Sale of Fund Shares	28.64%	5.52%	-1.88%[1]
Class B
Before Taxes	45.74%	6.63%	-2.66%
Class C (began on 04-30-1996)
Before Taxes	50.96%	7.03%	-0.79%
Indexes
Morgan Stanley Capital International Asia
Pacific Free (excluding Japan) Index[2]	48.67%	7.64%	-0.58%
Lipper Pacific Ex-Japan Funds
Universe Average[3]	46.50%	9.94%	-1.04%

[1]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Pacific Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%

Annual Fund Operating Expenses[4] (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	1.73%	2.32%	1.92%	1.34%
Total Annual Fund Operating
Expenses	2.98%	4.32%	3.92%	2.59%
Expenses reimbursed[5]	0.23%	0.82%	0.42%	0.00%
Net Fund operating expenses	2.75%	3.50%	3.50%	2.59%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

[4]The expense information shown has been restated to reflect current fees. Expenses reimbursed are estimated based on Class A.

5WRIICO has contractually agreed to reimburse the Fund's expenses for the fiscal year ending December 31, 2003, and for the following seven years, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 2.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses).

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$837	$1,379	$1,946	$3,505
Class B Shares	$753	$1,374	$1,917	$3,699[1]
Class C Shares	$353[2]	$1,074	$1,817	$3,822
Class Y Shares	$262	$ 805	$1,375	$2,925

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$837	$1,379	$1,946	$3,505
Class B Shares	$353	$1,074	$1,817	$3,699[1]
Class C Shares	$353	$1,074	$1,817	$3,822
Class Y Shares	$262	$ 805	$1,375	$2,925

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy Real Estate Securities Fund seeks total return through a combination of capital appreciation and current income.

Principal Strategies

Ivy Real Estate Securities Fund invests its assets primarily in real estate and real estate-related securities. ``Real estate securities'' include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. ``Real estate-related securities'' include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Fund's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. In selecting securities, factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition are considered by the Fund's investment sub-advisor, Advantus Capital Management, Inc. The Fund then invests in those issuers which its investment sub-advisor determines have potential for long-term sustainable growth in earnings.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Real Estate Securities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund the value of the Fund's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures the value of the Fund's securities issued by REITs (as discussed in "Additional Information about Principal Investment Strategies and Risks" below) will be adversely affected by changes in the value of the underlying property adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Because the Fund concentrates its investments in the real estate and real estate related industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Real Estate Securities Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of the Advantus Real Estate Securities Fund which along with its other classes of shares was reorganized as the Class A shares of the Ivy Real Estate Securities Fund on December 8, 2003. The Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities, and would differ only to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Real Estate Securities Fund. If those expenses were reflected, performance shown below would differ.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information for Advantus Real Estate Securities Fund shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

2000	25.66%
2001	9.60%
2002	6.19%
2003	41.14%

In the period shown in the chart, the highest quarterly return was 13.57% (the second quarter of 2003) and the lowest quarterly return was -9.01% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund.. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1] as of December 31, 2003	1 Year ------	Life of Class -----------
Class A (began on 2-25-1999)
Before Taxes	33.03%	14.65%
After Taxes on Distributions	31.01%	12.19%
After Taxes on Distributions
and Sale of Fund Shares	21.99%	11.16%
Index
Wilshire Associates Real Estate
Securities Index[2]	37.01%	15.70%[3]
Lipper Real Estate Funds
Universe Average[4]	36.75%	15.30%[3]

[1]Performance shown is that of the Advantus Real Estate Securities Fund, the predecessor of Ivy Real Estate Securities Fund, for periods prior to December 8, 2003, restated to reflect current sales charges applicable to Class A shares of the Ivy Real Estate Securities Fund. Class A shares of Ivy Real Estate Securities Fund would generally have had substantially similar returns to Class A shares of the Advantus Real Estate Securities Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Real Estate Securities Fund differ from expenses for Class A shares of Ivy Real Estate Securities Fund. Class B, C and Y shares are new classes of shares and have no performance history as of the date of this prospectus. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on February 28, 1999.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Real Estate Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[3]	0.37%	0.30%	0.30%	0.41%
Total Annual Fund Operating Expenses	1.52%	2.20%	2.20%	1.56%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Expenses are based on amounts incurred by the Advantus predecessor fund during its last fiscal year, but have been restated to reflect current contractual arrangements and estimated expenses for each Class.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$721	$1,028	$1,356	$2,283
Class B Shares	$623	$ 988	$1,280	$2,360[1]
Class C Shares	$223[2]	$ 688	$1,180	$2,534
Class Y Shares	$159	$ 493	$ 850	$1,856

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$721	$1,028	$1,356	$2,283
Class B Shares	$223	$ 688	$1,180	$2,360[1]
Class C Shares	$223	$ 688	$1,180	$2,534
Class Y Shares	$159	$ 493	$ 850	$1,856

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy Science and Technology Fund seeks long-term capital growth.

Principal Strategies

Ivy Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of WRIICO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Fund may invest in companies of any size.

WRIICO typically emphasizes growth potential in selecting stocks; that is, WRIICO seeks companies in which earnings are likely to grow faster than the economy. WRIICO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

  growth potential
  earnings potential
  management
  industry position
  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Science and Technology Fund. These include:

  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Fund invests government regulation in the science and technology industry the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIICO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund that concentrates in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.
  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of YEAR-BY-YEAR Returns
as of December 31 each year

1998	44.03%
1999	177.01%[1]
2000	-26.31%
2001	-14.48%
2002	-26.57%
2003	30.17%

In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -23.25% (the second quarter of 2000).

1A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will continue to be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year --------	5 Years (or Life of Class) -----------	10 Years (or Life of Class) -----------
Class C (began on 07-31-1997)
Before Taxes[1]	30.17%	10.78%	15.02%
After Taxes on Distributions[1]	30.17%	9.49%	13.97%
After Taxes on Distributions
and Sale of Fund Shares[1]	19.61%	9.40%	13.16%
Class Y (began on 06-09-1998)
Before Taxes	31.75%	11.65%	14.39%
Class A (began on 07-03-2000)
Before Taxes	23.72%	-10.58%
Class B (began on 07-03-2000)
Before Taxes	25.82%	-10.57%
Indexes
Goldman Sachs Technology
Industry Composite Index[2]	54.19%	-5.04%	2.38%[3]
Lipper Science & Technology
Funds Universe Average[4]	55.75%	-2.78%	3.81%[3]

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on July 31, 1997.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[3]	0.71%	1.15%	0.83%	0.35%
Total Annual Fund Operating Expenses	1.81%	3.00%	2.68%	1.45%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$748	$1,112	$1,499	$2,579
Class B Shares	$703	$1,227	$1,677	$3,035[1]
Class C Shares	$271[2]	$ 832	$1,420	$3,012
Class Y Shares	$148	$ 459	$ 792	$1,735

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$748	$1,112	$1,499	$2,579
Class B Shares	$303	$ 927	$1,577	$3,035[1]
Class C Shares	$271	$ 832	$1,420	$3,012
Class Y Shares	$148	$ 459	$ 792	$1,735

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy Small Cap Growth Fund seeks growth of capital.

Principal Strategies

Ivy Small Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIICO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIICO may look at a number of factors regarding a company, such as:

  aggressive or creative management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales

Generally, in determining whether to sell a security, WRIICO uses the same type of analysis that it uses in buying securities. For example, WRIICO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Small Cap Growth Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIICO's skill in evaluating and selecting securities for the Fund

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Small Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.
  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1994	12.75%
1995	32.14%
1996	2.30%
1997	21.12%
1998	44.57%
1999	61.42%
2000	-16.22%
2001	-2.64%
2002	-25.82%
2003	35.31%

In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -23.83% (the third quarter of 2001).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year ------	5 Years (or Life of Class) --------	10 Years (or Life of Class) --------
Class C
Before Taxes[1]	35.31%	5.74%	13.43%
After Taxes on Distributions[1]	35.31%	2.66%	10.96%
After Taxes on Distributions
and Sale of Fund Shares[1]	22.95%	4.43%	11.21%
Class Y (began on 12-29-1995)
Before Taxes	36.74%	6.68%	12.45%
Class A (began on 07-03-2000)
Before Taxes	28.62%	-6.48%
Class B (began on 07-06-2000)
Before Taxes	30.90%	-5.89%
Indexes
Russell 2000 Growth Index[2]	48.56%	0.89%	5.41%
Lipper Small-Cap Growth Funds
Universe Average[3]	44.36%	4.88%	8.53%

[1]The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[3]	0.45%	0.78%	0.47%	0.25%
Total Annual Fund Operating Expenses	1.55%	2.63%	2.32%	1.35%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,036	$1,371	$2,314
Class B Shares	$666	$1,117	$1,495	$2,698[1]
Class C Shares	$235[2]	$ 724	$1,240	$2,656
Class Y Shares	$137	$ 428	$ 739	$1,624

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,036	$1,371	$2,314
Class B Shares	$266	$ 817	$1,395	$2,698[1]
Class C Shares	$235	$ 724	$1,240	$2,656
Class Y Shares	$137	$ 428	$ 739	$1,624

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy Small Cap Value Fund seeks long-term accumulation of capital.

Principal Strategies

Ivy Small Cap Value Fund primarily invests in various types of equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Fund generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index. These equity securities will consist primarily of value common stocks, but may also include preferred stock and other securities convertible into equity securities. The Fund's purchase of equity securities may include common stocks that are part of initial public offerings. In selecting equity securities, the Fund's investment sub-advisor, State Street Research & Management Company, searches for those companies that appear to be undervalued or trading below their true worth, and examines such features as a firm's financial condition, business prospects, competitive position and business strategy. The Fund looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Small Cap Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund equity securities of small capitalization companies may be subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth the value of a security believed by the Fund's investment sub-advisor to be undervalued may never reach what the investment sub-advisor believes is its full value, or such security's value may decrease adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Small Cap Value Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of the Advantus Venture Fund which along with its other classes of shares was reorganized as the Class A shares of the Ivy Small Cap Value Fund on December 8, 2003. The Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities, and would differ only to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Small Cap Value Fund. If those expenses were reflected, performance shown below would differ.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information for Advantus Venture Fund shown in the Financial Highlights section of this Prospectus and in the Advantus Venture Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1998	-7.30%
1999	-3.93%
2000	26.51%
2001	15.98%
2002	-18.68%
2003	50.82%

In the period shown in the chart, the highest quarterly return was 22.35% (the second quarter of 2003) and the lowest quarterly return was -26.24% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund.. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1] as of December 31, 2003	1 Year ------	5 Years -----------	10 Years (or Life of Class) -----------
Class A (began on 1-31-1997)
Before Taxes	42.15%	10.26%	10.29%
After Taxes on Distributions	42.11%	9.16%	8.94%
After Taxes on Distributions
and Sale of Fund Shares	27.44%	8.17%	8.11%
Indexes
Russell 2000 Value Index[2]	46.07%	12.32%	11.87%[3]
Lipper Small-Cap Core Funds
Universe Average[4]	44.24%	10.07%	9.05%[3]

[1]Performance shown is that of the Advantus Venture Fund, the predecessor to Ivy Small Cap Value Fund, for periods prior to December 8, 2003, restated to reflect current sales charges applicable to Class A of the Ivy Small Cap Value Fund. Class A shares of Ivy Small Cap Value Fund would generally have had substantially similar returns to Class A shares of the Advantus Venture Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Venture Fund differ from expenses for Class A shares of the Ivy Small Cap Value Fund. Class B, C and Y shares are new classes of shares and have no performance history as of the date of this prospectus. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on January 31, 1997.

[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Small Cap Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[3]	0.44%	0.32%	0.32%	0.38%
Total Annual Fund Operating Expenses	1.54%	2.17%	2.17%	1.48%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[34]Expenses are based on amounts incurred by the Advantus predecessor fund during its last fiscal year, but have been restated to reflect current contractual arrangements and estimated expenses for each class.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	$620	$ 979	$1,264	$2,342[1]
Class C Shares	$220[2]	$ 679	$1,164	$2,503
Class Y Shares	$151	$ 468	$ 808	$1,768

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	$220	$ 679	$1,164	$2,342[1]
Class C Shares	$220	$ 679	$1,164	$2,503
Class Y Shares	$151	$ 468	$ 808	$1,768

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy Tax-Managed Equity Fund (formerly, W&R Tax-Managed Equity Fund) seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies

Ivy Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIICO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stocks of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.

WRIICO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIICO typically invests for the long term and selects securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIICO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that WRIICO believes are currently selling below their true worth.

When deciding to sell a security, WRIICO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIICO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Tax-Managed Equity Fund. These include:

  the skill of WRIICO in evaluating and selecting securities for the Fund the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stocks of smaller companies, and growth stocks in general, may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or net capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Tax-Managed Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-23.28%
2002	-15.10%
2003	27.64%

In the period shown in the chart, the highest quarterly return was 11.34% (the second quarter of 2003) and the lowest quarterly return was -17.55% (the first quarter of 2001).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003	1 Year -----	5 Years (or Life of Class) --------
Class A (began on 06-30-2000)
Before Taxes	20.30%	-10.30%
After Taxes on Distributions	20.30%	-10.30%
After Taxes on Distributions
and Sale of Fund Shares	13.20%	-8.00%[1]
Class C (began on 07-06-2000)
Before Taxes	26.17%	-9.78%
Class B (began on 07-13-2000)
Before Taxes	22.35%	-10.72%
Class Y2
Indexes
S&P 500 Index[3]	28.72%	-5.98%[4]
Lipper Large-Cap Growth
Funds Universe Average[5]	27.00%	-14.30%[4]

[1]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Class Y shares have been offered to the public since June 30, 2000. As of November 30, 2003, there have been no Class Y shares issued. Therefore, there is no Class Y return information to be included in the table.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on June 30, 2000.

[5]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Tax-Managed Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees[3]	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	1.27%	1.44%	1.64%	1.29%
Total Annual Fund Operating Expenses	2.17%	3.09%	3.29%	2.19%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIICO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIICO's right to change or terminate this waiver.

[4]Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$782	$1,215	$1,672	$2,934
Class B Shares	$712	$1,254	$1,720	$3,185[1]
Class C Shares	$332[2]	$1,013	$1,717	$3,585
Class Y Shares	$222	$ 685	$1,175	$2,524

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$782	$1,215	$1,672	$2,934
Class B Shares	$312	$ 954	$1,620	$3,185[1]
Class C Shares	$332	$1,013	$1,717	$3,585
Class Y Shares	$222	$ 685	$1,175	$2,524

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Goal

Ivy Value Fund seeks long-term accumulation of capital.

Principal Strategies

Ivy Value Fund seeks to achieve its goal by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of WRIICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund typically invests in large-cap companies, it may invest in securities of any size company.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Value Fund. These include:

  WRIICO's skill in evaluating and selecting securities for the Fund the value of a security believed by WRIICO to be undervalued may never reach what the investment sub-advisor believes is its full value, or such security's value may decrease adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

The value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Value Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. For the periods prior tp December 8, 2003, the performance shown below is the performance of the Class A shares of the Advantus Cornerstone Fund which along with its other classes of shares was reorganized as the Class A shares of the Ivy Value Fund on December 8, 2003. The Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities, and would differ only to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Value Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information for Advantus Cornerstone Fund shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

1995	32.93%
1996	30.14%
1997	21.08%
1998	0.70%
1999	0.02%
2000	-2.21%
2001	-10.81%
2002	-15.71%
2003	26.73%

In the period shown in the chart, the highest quarterly return was 16.17% (the second quarter of 2003) and the lowest quarterly return was -18.54% (the third quarter of 2002).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund.. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1] as of December 31, 2003	1 Year ------	5 Years (or Life of Class) -----------	10 Years (or Life of Class) -----------
Class A (began on 9-16-1994)
Before Taxes	19.44%	-2.53%	6.43%
After Taxes on Distributions	19.16%	-2.79%	4.95%
After Taxes on Distributions
and Sale of Fund Shares	12.70%	-2.03%[2]	4.90%
Index
Russell 1000 Value Index[3]	30.03%	3.55%	12.93%[4]
Lipper Large-Cap Value Funds
Universe Average[5]	28.27%	2.07%	10.31%[4]

[1]Performance shown is that of the Advantus Cornerstone Fund, the predecessor of Ivy Value Fund, for periods prior to December 8, 2003, restated to reflect current sales charges applicable to Class A shares of the Ivy Value Fund. Class A shares of Ivy Value Fund would generally have had substantially similar returns to Class A shares of the Advantus Cornerstone Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Cornerstone Fund differ from expenses for Class A shares of Ivy Value Fund. Class B, C and Y shares are new classes of shares and have no performance history as of the date of this prospectus. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

[2]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1994.

[5]Lipper Average is net of fees and expenses.

Fees and Expenses

Ivy Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[3]	0.38%	0.34%	0.34%	0.35%
Total Annual Fund Operating Expenses	1.33%	2.04%	2.04%	1.30%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Expenses are based on amounts incurred by the Advantus predecessor fund during its last fiscal year, but have been restated to reflect current contractual arrangements and estimated expenses for each Class.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	$607	$940	$1,198	$2,185[1]
Class C Shares	$207[2]	$640	$1,098	$2,369
Class Y Shares	$132	$412	$713	$1,568

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	$207	$640	$1,098	$2,185[1]
Class C Shares	$207	$640	$1,098	$2,369
Class Y Shares	$132	$412	$713	$1,568

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information About Principal Investment Strategies and Risks

Ivy Asset Strategy Fund: The Fund seeks to achieve its goal of high total return over the long term by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee, however, that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIICO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIICO uses its expertise and resources in choosing investments and in allocating assets, WRIICO's decisions may not always be beneficial to the Fund.

Generally, the mix of assets in the Fund will change from time to time depending on WRIICO's assessment of the market for each asset class. The allowable range and approximate percentage of the mix for each asset class, as a percentage of the Fund's total assets, are listed below. Some types of investments, such as indexed securities, may fall into more than one asset class.

Portfolio Mix
Stocks 70%	Bonds 25%	Short-term 5%
(can range from 0-100%)	(can range from 0-100%)	(can range from 0-100%)

WRIICO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and typically increasing the stock class allocation during periods of strongly positive market performance. Generally, WRIICO makes asset shifts among classes gradually over time. WRIICO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term asset classes when WRIICO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Fund may also invest in derivative instruments for both defensive and speculative purposes. WRIICO may, as a temporary defensive measure, invest up to all of the Fund's assets in:

  money market instruments rated A-1 by S&P or Prime 1 by Moody's, or unrated securities judged by WRIICO to be of equivalent quality precious metals

Although WRIICO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.

Risks. An investment in Ivy Asset Strategy Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Ivy Balanced Fund: The Fund seeks to achieve its primary goal of providing current income, and its secondary goal of long-term appreciation of capital, by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. The Fund ordinarily invests at least 25% of its total assets in fixed income securities.

In its equity investments, the Fund invests primarily in medium to large, well-established companies, that typically issue dividend producing securities. The majority of the Fund's debt holdings are either U.S. Government securities or investment grade corporate bonds, that include bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by the investment advisor to be of comparable quality. The Fund has no limitations on the range of maturities of debt securities in which it may invest. The Fund may also invest in foreign securities.

WRIICO may look at a number of factors in selecting securities for the Fund. For equity investments, it may emphasize a blend of value and growth potential. For value securities, WRIICO looks for undervalued companies whose asset value or earnings power is not reflected in the price of their stock. In selecting growth securities, it seeks to identify securities whose earnings are likely to grow faster than the economy. In selecting debt securities for the Fund, WRIICO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security, WRIICO uses the same analysis that it uses in order to determine if the equity security is still undervalued or has ceased to offer the desired growth potential. In determining whether to sell a debt security, WRIICO will consider whether the debt security continues to maintain minimal credit risk. WRIICO may also sell a security if the security ceases to produce income or otherwise to take advantage of attractive investment opportunities and/or to raise cash.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Balanced Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Core Equity Fund: The Fund seeks to achieve its goals of capital growth and income by investing, during normal market conditions, in common stocks of large, high quality U.S. and to a lesser extent foreign, companies that are well-known, have been consistently profitable and have dominant positions in their industries. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund may also invest a limited amount of its assets in foreign securities. There is no guarantee, however, that the Fund will achieve its goals.

When WRIICO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade) including commercial paper, short-term U.S. Government securities and/or preferred stocks. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Core Equity Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Cundill International Value Fund: The Fund seeks to achieve its goal of long-term capital growth by investing primarily in the equity securities of companies throughout the world.

The investment approach of Peter Cundill & Associates, Inc. (Cundill), the Fund's sub-advisor, is based on a contrarian "value" philosophy. Cundill looks for securities that are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, Cundill focuses primarily on the company's financial statements. Cundill also considers factors such as earnings, dividends, business prospects, management capabilities and potential catalysts (such as a change in management) to realize shareholder value. A security is purchased when the price reflects a significant discount to Cundill's estimate of the company's intrinsic value. Given the bottom-up or company-specific approach, Cundill does not forecast economies or corporate earnings and does not rely on market timing.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Cundill International Value Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk
  Securities Lending Risk
  Value Stock Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Dividend Income Fund The Fund seeks to achieve its goals of income and long-term capital growth by investing primarily in dividend-paying common stocks that WRIICO believes also demonstrate favorable prospects for long-term capital growth. There is no guarantee, however, that the Fund will achieve its goal.

The Fund will, under normal market conditions, invest at least 80% of its net assets in dividend-paying equity securities, which may include without limitation dividend-paying common stock, preferred stocks or convertible preferred stock. The Fund may also invest up to 25% of its total assets in foreign securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its goal. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment-grade debt securities.

At times, when WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, the Fund may not achieve its goal.

Risks. An investment in Ivy Dividend Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy European Opportunities Fund: The Fund seeks to achieve its goal of long-term capital growth by investing primarily in the equity securities of companies located or otherwise doing business in European countries and covering a broad range of economic and industry sectors. The Fund may also invest a significant portion of its assets in European debt securities, up to 20% of which is considered below investment grade (commonly referred to as "high yield" or "junk" bonds). The Fund's sub-advisor follows a "bottom-up" approach to investing, which focuses on prospects for long-term earnings growth. Company selection is generally based on an analysis of a wide range of financial indicators (such as growth, earnings, cash, book and enterprise value), as well as factors such as market position, competitive advantage and management strength. Country and sector allocation decisions are driven by the company selection process.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy European Opportunities Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Initial Public Offering Risk
  Large Company Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Securities Lending Risk
  Small Company Risk
  Value Stock Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Global Natural Resources Fund: The Fund seeks to achieve its goal of long-term growth by investing primarily in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. The Fund's investment manager targets for investment well managed companies that are expected to increase shareholder value through successful exploration and development of natural resources, balancing the Fund's portfolio with low cost, low debt producers that have outstanding asset bases, and positions that are based on anticipated commodity price trends. Additional emphasis is placed on sectors that are out of favor but appear to offer the most significant recovery potential over a one to three year period. All investment decisions are reviewed systematically and cash reserves may be allowed to build up when valuations seem unattractive. The Fund's investment manager attempts to minimize risk through diversifying the Fund's portfolio by commodity, country, issuer and asset class.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

The Fund can invest in precious metals and other physical commodities. Commodities trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for precious metals and other commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The Fund may also pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Risks. An investment in Ivy Global Natural Resources Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Cap Company Risk
  Securities Lending Risk
  Small Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy International Fund: The Fund seeks to achieve its principal goal of long-term capital growth by investing primarily in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area, and usually is invested in at least three different countries. The Fund's investment manager focuses on expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Individual securities are selected on the basis of various indicators (such as earnings, cash flow, assets and long-term growth potential) and are reviewed for fundamental financial strength.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy International Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy International Balanced Fund: The Fund seeks to achieve its goal of a high level of total return by investing in equity and debt securities issued by large and small international companies and governmental agencies. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities. In addition, the Fund invests approximately 30% to 50% of its assets in international investment-grade debt securities. The Fund invests primarily in securities of companies or governments in developed foreign markets. However, the Fund may also invest up to 20% of its total assets in equity securities of companies located in developing or emerging markets. In addition, the Fund may invest up to 10% of its total assets in debt securities of companies or governments located in developing or emerging markets. (For purposes of the investment percentages described in the preceding sentences, collateral received in connection with securities lending shall not be considered Fund assets.) Under normal circumstances, the Fund will maintain investments in at least three foreign countries.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants or rights to purchase such securities. In selecting these equity securities, the sub-advisor does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The sub-advisor concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments which are more fully described in the SAI. In selecting debt securities the sub-advisor evaluates current, as well as expected future trends in, interest rates and general economic conditions, and then attempts to identify those securities and issuers which, in its judgment, are likely to perform well in such circumstances.

The Fund may also invest a lesser portion of its assets in closed-end investment companies, restricted and illiquid securities, U.S. government and domestic investment-grade debt securities, American Depositary Receipts, European Depositary Receipts, securities and index futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, securities of other mutual funds, options (the Fund may purchase and sell put and call options), repurchase agreement transactions, securities purchased on a when-issued or forward commitment basis and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy International Balanced Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Securities Lending Risk
  Small Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy International Growth Fund: The Fund seeks to achieve its goal of long-term capital appreciation, with current income as a secondary goal, by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIICO believes, are likely to have strong growth over several years. The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade. There is no guarantee, however, that the Fund will achieve its goals.

Under normal conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

When WRIICO believes that a temporary defensive position is desirable, it may invest up to all of the Fund's assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Fund's assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Risks. An investment in Ivy International Growth Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy International Value Fund: The Fund seeks to achieve its primary goal of long-term capital growth by investing in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area. The Fund's investment manager seeks out rapidly expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Other factors that the Fund's investment manager considers in selecting particular countries include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach, which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy International Value Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Large Cap Growth Fund: The Fund seeks to achieve its goal of appreciation of your investment through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that WRIICO believes have appreciation possibilities. The Fund will, under normal market conditions, invest at least 80% of its net assets in large cap growth securities. There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves), preferred stocks or both. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Large Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Mid Cap Growth Fund: The Fund seeks to achieve its goal of growth of your investment by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising Russell Mid-Cap and that WRIICO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in Russell Mid-Cap. Companies whose capitalization falls outside the range of Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. The Fund will, under normal market conditions, invest at least 80% of its net assets in mid cap securities. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term securities issued by the U.S. Government or its agencies or instrumentalities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Fund may also use options and futures contracts for defensive purposes. By taking a defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Mid Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Market Risk
  Mid Size Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Pacific Opportunities Fund: The Fund seeks to achieve its goal of long-term capital growth by investing primarily in equity securities of companies traded mainly on markets in the Pacific region, issued by companies organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, Sri Lanka, Australia and India. The Fund usually invests in at least three different countries, and does not intend to concentrate its investments in any particular industry. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

The Fund may from time to time take a defensive position, and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Pacific Opportunities Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Real Estate Securities Fund: The Fund seeks to achieve its goal of total return through a combination of capital appreciation and current income by investing, under normal circumstances, at least 80% of the Fund's net assets (exclusive of collateral received in connection with securities lending) in real estate and real estate-related securities.

The Fund will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Fund does not invest directly in real estate.

``Real estate securities'' include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate brokers and developers, real estate holding companies and publicly traded limited partnerships.

``Real estate-related securities'' include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Fund's real estate securities portfolio will consist of securities issued by REITs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Fund mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax.

The Fund may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations. The Fund's sub-advisor assesses an investment's potential for sustainable earnings growth over time. In selecting securities, the sub-advisor considers factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market position.

In addition, the Fund may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The Fund may also invest in non-real estate-related equity securities, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts, options (the Fund may purchase and sell put and call options), American Depositary Receipts, securities purchased on a when issued or forward commitment basis, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

An investment in the Ivy Real Estate Securities Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected form a greater number of issuers. The Fund is subject to limited portfolio risk because the Fund may invest in a smaller number of individual issuers than other portfolios.

As well, the value of the Fund's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

Risks. An investment in Ivy Real Estate Securities Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  REIT-Related Risk
  Securities Lending Risk
  Small Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Science and Technology Fund: The Fund seeks to achieve its goal of long-term capital growth by investing primarily in the equity securities of science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIICO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industry. There is no guarantee, however, that the Fund will achieve its goal. Under normal economic and market conditions, the Fund will invest at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries.

The Fund may invest in, but is not limited to, areas such as:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications and electronic equipment
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment and supplies

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may invest a limited amount of its assets in foreign securities.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. The Fund may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Science and Technology Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Growth Fund: The Fund seeks to achieve its goal of growth of capital by investing primarily in small cap common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund may occasionally invest in securities of larger companies that, in WRIICO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 80% of its net assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may invest up to 10% of its total assets in foreign securities.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. The Fund may also invest in more established companies, those with longer operating histories than many small cap companies. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Small Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock RIsk
  Income Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Value Fund: The Fund seeks to achieve its goal of long-term accumulation of capital by investing primarily in various types of equity securities such as common stock, preferred stock and securities convertible into equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Fund generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index. Under normal circumstances, at least 80% of the Fund's total assets (exclusive of collateral received in connection with securities lending) will be invested, at the time of purchase, in common stocks of small capitalization domestic companies and foreign issuers that are publicly traded in the United States. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund's outstanding shares, but shareholders will be notified in writing at least 60 days prior to any change of this policy. Some companies may outgrow the definition of a small capitalization company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 80% allocation to small capitalization companies. From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e., companies with market capitalizations larger than that defined above) and/or growth securities.

In selecting value stocks and other equity securities, the Fund's sub-advisor primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that the sub-advisor believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, the sub-advisor will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. In seeking to achieve its investment objectives, the Fund may also invest in equity securities of companies that the sub-advisor believes show potential for sustainable earnings growth above the average market growth rate. The Fund's purchases of equity securities may include shares of common stock that are part of a company's initial public offering. In addition, the Fund may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, repurchase agreement transactions, stock index futures contracts, options (the Fund may purchase and sell put and call options), when-issued or forward commitment transactions, index depositary receipts, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Small Cap Value Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Diversification Risk
  Inflation Risk
  Initial Public Offering Risk
  Market Risk
  Mid Size Company Risk
  Securities Lending Risk
  Small Company Risk
  Value Stock Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Tax-Managed Equity Fund: The Fund seeks to achieve its goal of long-term growth of capital while minimizing taxable gains and income to shareholders by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIICO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will, likely, grow over time.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term gains (taxed as ordinary income), as well as distributions of realized net long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed). There is no guarantee, however, that the Fund will achieve its goal.

WRIICO ordinarily uses one or more of the following strategies in its management of the Fund:

  a long-term, low turnover approach to investing
  an emphasis on lower-yielding securities to require distribution of little, if any, taxable income an attempt to avoid net realized short-term gains
  in the sale of portfolio securities, selection of the most tax-favored lots selective tax-advantaged hedging techniques as an alternative to taxable sales

The Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

Risks. An investment in Ivy Tax-Managed Equity Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Value Fund: The Fund seeks to achieve its goal of long-term accumulation of capital by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of WRIICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund typically invests in large-cap companies, it may invest in securities of any size company.

WRIICO utilizes both fundamental research and quantitative analysis to identify securities for the Fund. The Fund will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The Fund may also invest in growth stocks that are, in WRIICO's opinion, temporarily undervalued.

WRIICO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. It considers numerous factors in its analysis of issuers and stocks, including the following:

  intrinsic value of the company not reflected in stock price historical earnings growth
  future expected earnings growth
  company's position in its respective industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential

The Fund will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or its has performed below WRIICO's expectations.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Value Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A detailed description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the investment manager's skill in selecting investments and, with respect to Ivy Asset Strategy Fund, on WRIICO's skill in allocating assets.

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as foreign securities, junk bonds, derivative instruments and precious metals involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Factors that can lead to short-term trading for any fund include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a fund's market capitalization target, and the need to sell a security to meet redemption activity. Engaging in short-term trading, or actively trading securities, may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income. Ivy Asset Strategy Fund, Ivy Cundill Global Value Fund and Ivy International Growth Fund may each actively trade securities in seeking to achieve its goals.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of Additional Information (SAI).

Defining Risks

Company Risk - An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk - If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk - An issuer of a debt security (including mortgage-backed securities) or a REIT may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on its investment advisor's or sub-advisor's analysis of credit risk more heavily than usual.

Diversification Risk - A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the Investment Company Act of 1940, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Extension Risk - Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The Funds may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk - Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

The value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investment and private property.

Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk - The Fund may experience a decline in its income due to falling interest rates.

Initial Public Offering Risk -- A Fund may not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Investments in IPOs can have a significant positive impact on the Fund's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

Interest Rate Risk - The value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. ``Effective'' duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk - A Fund with a portfolio of large capitalization company securities may underperform the market as a whole.

Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Market Risk - All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such equity securities may underperform the market as a whole.

Mid Size Company Risk -Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including mortgage REITs). As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's income.

REIT-Related Risk - The value of a Fund's REIT securities may be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REIT's could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940.

Securities Lending Risk - A Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, a Fund enters into loan arrangements only with institutions that the Fund's investment advisor or sub-advisor has determined are creditworthy.

Small Company Risk - Equity securities of small capitalization companies (including small capitalization REIT's) are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk -- Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the investment manager's opinion, undervalued. The value of a security believed by WRIICO or a sub-advisor to be undervalued may never reach what is believed to be is its full value, or such security's value may decrease.

Your Account

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within twelve months after purchase
Maximum distribution and/or service (12b-1) fees of 0.25% For an investment of $1 million or more, only Class A shares are available	Maximum distribution and service (12b-1) fees of 1.00% Converts to Class A shares 8 years after the month in which the shares were purchased, thus reducing future annual expenses	Maximum distribution and service (12b-1) fees of 1.00% Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $300,000 or more, your financial advisor typically will recommend purchase of Class A shares due to a reduced sales charge and lower annual expenses

1A 1% CDSC may apply to purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and/or Service Plan (Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act) for each of its Class A, Class B, Class C and Class Y shares. Under the Class A Plan, a Fund may pay Ivy Funds Distributor, Inc. (IFDI) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse and/or compensate IFDI for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the NASD rules as then in effect. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares that have a Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets, except Class A shares of Ivy International Fund issued prior to January 1, 1992 are not subject to an ongoing service fee. For this Fund, the annual service fee attributable to the Class A shares of the Fund may equal up to 0.25% of the net assets issued on or after January 1, 1992. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Size of Purchase --------	Sales Charge as Percent of Offering Price -----------	Sales Charge as Approx. Percent of Amount Invested ----------	Reallowance to Dealers as Percent of Offering Price -----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over	0.00[1]	0.00[1]	0.50

1No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

  Combining additional purchases of Class A shares of any of the funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. except Class A shares of Ivy Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A, Class B or Class C shares already held (Rights of Accumulation)
  Grouping all purchases of Class A shares of the funds referenced above, except shares of Ivy Money Market Fund, made during a thirteen-month period (Letter of Intent)
  Grouping purchases by certain related persons

Additional information and applicable forms are available from your financial advisor.

For clients of Waddell & Reed and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of the funds in the Waddell & Reed Advisors Family of Funds, except Class A Shares of Waddell & Reed Advisors Cash Management, Inc.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  Shareholders investing through certain investment advisors and financial planners who charge a management, consulting or other fee for their services
  The Trustees and officers of Ivy Funds, the Directors and officers of Ivy Funds, Inc. or of any affiliated entity of WRIICO, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Until June 30, 2004, clients of Legend Equities Corporation if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Ivy Family of Funds or the Waddell & Reed Advisors Funds and the purchase is made within sixty (60) days of such redemption
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees that are participants, and the shares are held in individual plan participant accounts on the Fund's records
  The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.
  Friends of the Firm which include certain persons who have an existing relationship with IFDI or any of its affiliates

You will find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares in order to determine the applicable CDSC, if any, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on March 10, 2004, then redeems all Class B shares on March 8, 2005, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI redemptions of shares made to satisfy required minimum distributions after age 70  1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, a Keogh plan or a custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Trustees or Directors of the Funds, Directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within forty-five (45) days in shares of the same class of the Fund as that redeemed for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500 or less than $250 for Ivy Money Market Fund redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund
  These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.
  Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.
  Class Y shares are only available for purchase by:
  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees that are participants and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services certain retirement plans and trusts for employees of Waddell & Reed and its affiliates

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2004, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2004 through 2005 calendar years. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $41,000 for 2004.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by IFDI. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through IFDI and through third parties that have entered into selling arrangements with IFDI. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

By mail: To purchase any class of shares by check, make your check payable to Ivy Funds Distributor, Inc. Mail the check, along with your completed application, to:

Ivy Funds Distributor, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

By telephone or internet: To purchase Class A, B or C shares of a Fund by wire or by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase. Please call 800-777-6472 to report your purchase, or fax the information to 800-532-2749. You should then instruct your bank to use the bank information listed immediately below. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800-532-2783 or faxing instructions to 800-532-2783. If you need to establish an account for Class Y shares, you must first call 800-532-2783 to obtain an account number. You may then mail a completed application to IFDI at the above address, or fax it to 800-532-2749.

Please instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the applicable sales charge.

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of a Fund's Board of Directors or Board of Trustees.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4  p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of that Fund's Board of Trustees or Board of Directors.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with Automatic Investment Service	$50 (per Fund)
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For Automatic Investment Service	$25 (per Fund)

For Class Y:

To Open an Account
For a government entity or authority or for a corporation	$10 million
(within first twelve months)
For other eligible investors	Any amount

To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Ivy Funds Distributor, Inc. Mail the check to IFDI, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By telephone and internet: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8. See "Buying Shares" for additional information.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services
c/o Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone: If you hold Class Y shares of a fund and have elected this method in your application or by subsequent authorization, call 800-532-2783 or fax your request to 800-532-2749 and give your instructions to redeem your shares. Shareholders that qualify for wire redemptions may receive a deposit to their predesignated bank account by direct ACH or by wire. If you hold Class A, B or C shares of a Fund, and have elected this method in your application or by subsequent authorization, call 800-777-6472, or fax your request to 800-532-2749, and give your instructions to redeem your shares via ACH. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You need to have selected the internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.ivyfunds.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within 30 days prior to your redemption request. Requests via the internet can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) or other authorized Fund agent at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors or Trustees determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. IFDI will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

We provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-777-6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.ivyfunds.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Ivy Family of Funds obtain a Fund's current prospectus
  request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  year-to-date statements (quarterly)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to Shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies.

Exchange Privileges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A shares of another Ivy fund for which a sales charge was paid. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Ivy Money Market Fund.

For clients of Waddell & Reed and Legend, these exchange privileges also apply to the corresponding classes of shares of funds within the Advisors Family of Funds.

As of December 1, 2003, Class B and Class C shares of Ivy Money Market Fund are not available for direct investment; therefore, you may now utilize Class A shares of Ivy Money Market Fund for your Funds Plus Service into Class A, B or C shares of a non-money market fund. Please see the SAI for additional information.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Ivy Money Market Fund, and in certain situations you may exchange Class A shares of Ivy Money Market Fund for Class B or Class C shares of any of the other Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Before exchanging into a Fund, read its prospectus.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address listed under "Selling Shares."

By telephone: Call IFDI at 800-777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you can provide proper identification information; and (2) you have established the internet trading option.

Excessive Short-Term Trading Policy

The Funds are intended for long-term investment purposes. The Funds may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Fund may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Excessive short-term trading may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders. A Fund may limit, suspend, and/or permanently terminate, the exchange privilege of any investor and may reject future purchases of Fund shares by such investor at any time. In addition, each Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. In exercising any of the foregoing rights, a Fund may consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part by a Fund. Transactions placed in violation of this policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Although the Funds, IFDI and WRSCO will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Transactions accepted by a financial intermediary in violation of the Funds' policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding them less than 30 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund rather than to WRIICO, IFDI and/or WRSCO and are designed to offset brokerage commissions, market impact and other costs typically associated with fluctuations in Fund asset levels and cash flowthat may be caused by short term shareholder trading.

The redemption fee does not apply to shares that were acquired through investment of distributions and generally is waived for shares purchased through certain retirement and educational plans and programs, but is not waived for shares purchased in IRAs, Roth IRAs, SIMPLE Plans or SEP-IRAs.

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is appropriate, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

Minimum Amount	Minimum Frequency
$25 (per Fund)	Monthly

Funds Plus Service

To move money from Ivy Money Market Fund Class A to a Fund whether in the same or a different class

Minimum Amount	Minimum Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Annually in December: Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Value Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Pacific Opportunities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Tax-Managed Equity Fund

Quarterly in March, June, September and December: Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund

Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.
Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.
Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege. See "Your Account-Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. Government securities, if any, generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net gains recognized on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

The Funds, other than Ivy Global Natural Resources Fund, are managed by WRIICO, subject to the authority of the Board of Trustees of Ivy Funds and the Board of Directors of Ivy Funds Inc. WRIICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIICO is an SEC-registered investment advisor with approximately $4 billion in assets under management as of December 31, 2003. WRIICO provides investment advice to each of the Funds in Ivy Funds, Inc. and supervises each such Fund's investments. WRIICO provides business management services to each of the Funds in Ivy Funds and investment advisory services to all of the Funds in Ivy Funds other than Ivy Global Natural Resources Fund. WRIICO has served as investment manager to Ivy Funds since December 31, 2002,1 and to Ivy Funds, Inc. since June 30, 2003. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO) served as the investment manager for each of the Funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to WRIICO. WRIICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Peter Cundill & Associates (Cundill), an SEC-registered investment adviser located at Suite A1, 1470 East Valley Road, P.O. Box 50133, Montecito, California, 93150-0133, serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with WRIICO. Cundill began operations in 1984, and as of December 31, 2003 (along with its affiliates) had approximately $3.7 billion in assets under management. For its services, Cundill receives a fee from WRIICO that is equal, on an annual basis, to 0.50% of Ivy Cundill Global Value Fund's average net assets.

Under an agreement between WRIICO and Henderson Global Investors (North America) Inc. ("HGINA"), HGINA serves as sub-advisor to Ivy European Opportunities Fund. WRIICO pays HGINA for its services a fee payable monthly at an annual rate of 0.45% of the first $100,000,000 of net assets and 0.40% thereafter of the portion of the Fund's average daily net assets managed by HGINA. Henderson Investment Management Ltd. ("Henderson"), 4 Broadgate Avenue, London, England EC2M 2DA, under a subadvisory agreement with HGINA, serves as sub-advisor to the Fund. Henderson is an indirect, wholly owned subsidiary of AMP Limited, an Australian life insurance and financial services company located in New South Wales, Australia.

Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S 3B5, serves as the investment adviser to Ivy Global Natural Resources Fund and is responsible for selecting Ivy Global Natural Resources Funds' portfolio investments. MFC has been an investment counsel and mutual fund manager in Toronto for more than 34 years, and as of December 31, 2003 had over $38.2 billion Canadian in assets under management. For its services, MFC receives a fee from the Fund that is equal, on an annual basis, to 0.50% of the Fund's average net assets.

1Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services to the Ivy Funds and investment advisory services to the Ivy Funds. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. (Waddell & Reed) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds.

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment sub-advisor to Ivy Real Estate Securities Fund, Ivy Mortgage Securities Fund and Ivy Bond Fund under an agreement with WRIICO. Since its inception in 1994, Advantus Capital has provided investment advisory services for mutual funds and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. Advantus Capital had approximately $14.3 billion in assets under management as of December 31, 2003.

Templeton Investment Counsel, LLC (Templeton Counsel), an SEC-registered investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 serves as investment sub-advisor to the Ivy International Balanced Fund under an agreement with WRIICO. Templeton Counsel provides investment advice, and generally conducts the investment management program for the Fund. Templeton Counsel had approximately $113.2 billion in assets under management as of December 31, 2003.

State Street Research & Management Company (State Street Research), an SEC-registered investment advisor located at One Financial Center, Boston, Massachusetts 02111 serves as investment sub-advisor to the Ivy Small Cap Value Fund under an agreement with WRIICO. State Street Research provides investment advice, and generally conducts the investment management program for the Fund. At December 31, 2003, State Street Research had approximately $42.1 billion in assets under management.

Ivy Asset Strategy Fund: Michael L. Avery is primarily responsible for the management of the equity portion of the Ivy Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1994, has served as the Director of Research for WRIMCO and its predecessor since August 1987, and has been an employee of such since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac has been an employee of WRIMCO since May 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis in Investments and Finance from Indiana University.

Ivy Balanced Fund: Cynthia P. Prince-Fox is primarily responsible for the management of the Ivy Balanced Fund. Ms. Prince-Fox has held her Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since May 2003. She is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund, and Vice President of other investment companies for which WRIICO and WRIMCO serve as investment manager. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox is also Co-Chief Investment Officer, Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. She holds a BBA degree in Finance from St. Mary's University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Ivy Core Equity Fund: James D. Wineland is primarily responsible for the management of the Ivy Core Equity Fund. Mr. Wineland has held his Fund responsibilities for since July 1997. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since November 1984. He graduated from the United States Military Academy at West Point, and earned an MBA at the University of Kansas. Mr. Wineland is a Chartered Financial Analyst.

Ivy Dividend Income Fund: David P. Ginther is primarily responsible for the management of the Ivy Dividend Income Fund. He has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIICO, Vice President of WRIMCO and portfolio manager for another investment company for which WRIMCO serves as investment manager, and has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Ivy Cundill Global Value Fund: The Fund is managed by investment professionals who are supported by a team of research analysts who are responsible for providing information on regional and country-specific economic and political developments and monitoring individual companies.

F. Peter Cundill, founder and majority shareholder has over 32 years of value-investing experience and has managed MFC's Cundill Value Fund since 1975. He is a Chartered Financial Analyst, a Chartered Accountant and holds a Bachelor of Commerce degree from McGill University, Montreal.

Hiok Hhu Ng, Portfolio Manager, assists in the management of the Fund. Mr. Ng holds a degree in finance from the University of British Columbia and is a Chartered Financial Analyst. He has been with Cundill since receiving his degree in 1998.

Ivy European Opportunities Fund: Stephen Peak, Executive Director of Henderson and head of Henderson's European equities team, is primarily responsible for is the management of the Ivy European Opportunities Fund. Formerly a director and portfolio manager with Touche Remnant & Co., Mr. Peak has 28 years of investment experience. He joined Henderson in 1986.

Ivy Global Natural Resources Fund: Frederick Sturm, a Senior Vice President of MFC, is primarily responsible for the management of the Ivy Global Natural Resources Fund. He has managed the Fund since its inception. Mr. Sturm joined MFC in 1983. He is a Chartered Financial Analyst and holds a graduate degree in commerce and finance from the University of Toronto.

Ivy International Fund, Ivy International Growth Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund: Thomas A. Mengel is primarily responsible for the management of the Ivy International Fund, Ivy International Growth Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund. Mr. Mengel has held his Fund responsibilities for Ivy International Growth Fund since May 1996, and for each of Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund since December 2002. Mr. Mengel is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

Ivy International Balanced Fund: Edgerton Tucker Scott III is primarily responsible for the management of the equity portion of the Ivy International Balanced Fund. He has held his Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since June 2000. He is Vice President and Research Analyst for Templeton Investment Counsel, LLC.

Alexander C. Calvo is primarily responsible for the management of the fixed income portion of the Ivy International Balanced Fund. He has held his Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since December 2001.

Ivy Large Cap Growth Fund: Daniel P. Becker is primarily responsible for the management of the Ivy Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1995 to March 1998, Mr. Becker was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Ivy Mid Cap Growth Fund: Kimberly A. Scott is primarily responsible for the management of the Ivy Mid Cap Growth Fund. Ms. Scott has held her Fund responsibilities since February 2001. She is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company managed by WRIMCO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. From 1994 to 1999, she was an equity analyst for Bartlett & Company. Ms. Scott earned a BS in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst.

Ivy Real Estate Securities Fund: Joseph R. Betlej is primarily responsible for the management of the Ivy Real Estate Securities Fund. He has held his Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since February 1999. He is Vice President and Investment Officer of Advantus Capital.

Ivy Science and Technology Fund: Zachary H. Shafran is primarily responsible for the management of the Ivy Science and Technology Fund. Mr. Shafran has held his responsibilities since February 2001. He is Senior Vice President of WRIICO and WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996 and has served as a portfolio manager since January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Ivy Small Cap Fund, Inc.: Gilbert C. Scott is primarily responsible for the management of the fund. Mr. Scott has held his Fund responsibilities since August 2003. He is Senior Vice President of WRIICO, Vice President of WRIMCO and Vice President of the Fund. He joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap institutional accounts since September 2000. Mr. Scott earned a BBA degree in finance from the University of Massachusetts and an MBA from the University of Texas. He is a Chartered Financial Analyst.

Ivy Small Cap Value Fund: Effective January 1, 2004, Paul Haagensen and Caroline Evascu are primarily responsible for the management of the Ivy Small Cap Value Fund. Mr. Haagensen has held his Fund responsibilities since the inception of the Fund, and was Portfolio Manager for the predecessor fund since February 2003. He is Senior Vice President of State Street Research. Mr. Haagensen was previously Portfolio Manager and Senior Analyst with Putnam Investments.

Prior to January 1, 2004, Ms. Evascu was Assistant Portfolio Manager for the Fund, and was Assistant Portfolio Manager for the predecessor fund since February 2003. She is Vice President of State Street Research. Ms. Evascu was previously Vice President and Senior Analyst with SG Cowen Asset Management, and research associate at Donaldson, Lufkin & Jenrette.

Ivy Tax-Managed Equity Fund: Barry M. Ogden is primarily responsible for the management of the Ivy Tax-Managed Equity Fund. Mr. Ogden has held his Fund responsibilities since January 2002. He is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Ogden has served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Ivy Value Fund: Matthew T. Norris is primarily responsible for the management of Ivy Value Fund. He has held his Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since July 2003. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital Management, Inc. in December 1997, first serving as an Analyst and later as a Senior Analyst. Prior to December 1997, Mr.  Norris had been employed as an Equity Analyst and Portfolio Manager for Norwest Investment Management, Inc. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Other members of WRIICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIICO (except that Ivy Global Natural Resources Fund pays a management fee for investment advisory services to MFC and a fee for business management services to WRIICO) for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

  Ivy Tax-Managed Equity Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion
  Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Large Cap Growth Fund, Ivy Value Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
  Ivy International Growth Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion
  Ivy Real Estate Securities Fund: 0.90% of net assets up to $1 billion, 0.87% of net assets over $1 billion and up to $2 billion, 0.84% of net assets over $2 billion and up to $3 billion, and 0.80% of net assets over $3 billion
  Ivy European Opportunities Fund: 1.00% of net assets up to $250 million; 0.85% of net assets over $250 million and up to $500 million, and 0.75% of net assets over $500 million
  Ivy International Fund: 1.00% of net assets up to $2 billion, 0.90% of net assets over $2 billion and up to $2.5 billion, 0.80% of net assets over $2.5 billion and up to $3 billion, and 0.70% of net assets over $3 billion
  Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund: 1.00% of net assets

Management fees for the following Funds as a percent of the Fund's net assets for its fiscal year ended March 31, 2003 were:

Fund	Management Fees Paid[1]	Management Fee without voluntary waiver[1]
Ivy Asset Strategy Fund	0.70%	na
Ivy Core Equity Fund	0.70%	na
Ivy International Growth Fund	0.85%	na
Ivy Large Cap Growth Fund	0.57%	0.70%
Ivy Mid Cap Growth Fund	0.00%	0.85%
Ivy Science and Technology Fund	0.85%	na
Ivy Small Cap Growth Fund	0.85%	na
Ivy Tax-Managed Equity Fund	0.00%	0.65%

1WRIICO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIICO's right to change or modify this waiver.

Management fees for the following Funds as a percent of the Fund's net assets for its fiscal year ended December 31, 2003 were:

Fund	Management Fees Paid
Ivy Cundill Global Value Fund	1.00%
Ivy European Opportunities Fund	1.00%
Ivy Global Natural Resources Fund	1.00%
Ivy International Fund	1.00%
Ivy International Value Fund	1.00%
Ivy Pacific Opportunities Fund	1.00%

Management fees for the listed predecessors of the following Funds as a percent of the predecessor fund's net assets for its fiscal year ended September 30, 2003 were:

Fund	Management Fees Paid
Advantus Spectrum Fund, Inc. (predecessor to Ivy Balanced Fund)	0.70%
Advantus International Balanced Fund, Inc. (predecessor to Ivy International Balanced Fund)	0.70%

Management fees for the listed predecessors of the following Funds as a percent of the predecessor fund's net assets for its fiscal year ended July 31, 2003 were:

Fund	Management Fees Paid
Advantus Real Estate Securities Fund, Inc. (predecessor to Ivy Real Estate Securities Fund)	0.90%
Advantus Venture Fund, Inc. (predecessor to Ivy Small Cap Value Fund)	0.85%
Advantus Cornerstone Fund, Inc. (predecessor to Ivy Value Fund)	0.70%

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

The information for the Funds in Ivy Funds, Inc. has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with each Fund's financial statements for the fiscal year ended March 31, 2003 and for the fiscal period ended September 30, 2003, are included in the Funds' Annual Report to Shareholders and Semiannual Report to Shareholders, respectively, each of which is incorporated by reference into its Statement of Additional Information. The annual report and semiannual report contain additional performance information and will be made available upon request and without charge.

The Financial Highlights for the fiscal year ended December 31, 2003, for the Funds in Ivy Funds have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the Ivy Funds' annual report, which is incorporated by reference into its Statement of Additional information.  The annual report contains additional performance information and will be made available upon request and without charge.  The Financial Highlights for the fiscal years ended on or before December 31, 2001 for the Funds in Ivy Funds have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional information.

The information shown for Ivy Balanced Fund and Ivy International Balanced Fund, is that of Class A shares of the respective Advantus Fund ("predecessor fund") for periods prior to December 8, 2003. Information is not shown for Class B, Class C and Class Y shares because all assets of each predecessor fund, Classes A, B and C, merged into Class A shares of the respective Ivy Fund. This information is included in the predecessor fund's financial statements, which have been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report of the predecessor fund. The annual report contains additional performance information and will be made available upon request and without charge.

The information shown for Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund is that of Class A shares of the respective Advantus Fund ("predecessor fund") for periods prior to December 8, 2003.  On December 8, 2003, all assets of each predecessor fund, Classes A, B and C, merged into Class A shares of the respective Ivy Fund.  The information for periods prior to December 8, 2003 is included in the predecessor fund's financial statements, which have been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report of the predecessor fund.  The annual report contains additional performance information and will be made available upon request and without charge.

IVY ASSET STRATEGY FUND

(formerly, W&R Asset Strategy Fund)

	Selected Per-Share Data
	---------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		------------------------------------------			-------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-03 to 9-30-03	$11.18	$0.05	$ 0.53	$0.58	$(0.03)	$(0.00)	$(0.03)	$11.73
4-1-02 to 3-31-03	11.33	0.16	(0.16)	0.00	(0.15)	(0.00)	(0.15)	11.18
4-1-01 to 3-31-02	11.98	0.25	(0.40)	(0.15)	(0.30)	(0.20)	(0.50)	11.33
7-10-00[c] to 3-31-01	15.22	0.15	(0.60)	(0.45)	(0.13)	(2.66)	(2.79)	11.98
Class B
4-1-03 to 9-30-03	$11.17	$(0.01)	$ 0.54	$0.53	$(0.00)[e]	$(0.00)	$(0.00)[e]	$11.70
4-1-02 to 3-31-03	11.32	0.05	(0.15)	(0.10)	(0.05)	(0.00)	(0.05)	11.17
4-1-01 to 3-31-02	11.97	0.17	(0.41)	(0.24)	(0.21)	(0.20)	(0.41)	11.32
7-3-00[c] to 3-31-01	15.21	0.07	(0.60)	(0.53)	(0.05)	(2.66)	(2.71)	11.97
Class Cf
4-1-03 to 9-30-03	$11.17	$(0.00)	$ 0.55	$0.55	$(0.01)	$(0.00)	$(0.01)	$11.71
4-1-02 to 3-31-03	11.32	0.05	(0.14)	(0.09)	(0.06)	(0.00)	(0.06)	11.17
4-1-01 to 3-31-02	11.97	0.19	(0.43)	(0.24)	(0.21)	(0.20)	(0.41)	11.32
4-1-00 to 3-31-01	15.21	0.11	(0.62)	(0.51)	(0.07)	(2.66)	(2.73)	11.97
4-1-99 to 3-31-00	11.20	0.03	4.33	4.36	(0.05)	(0.30)	(0.35)	15.21
4-1-98 to 3-31-99	11.42	0.15	0.05	0.20	(0.16)	(0.26)	(0.42)	11.20
Class Y
4-1-03 to 9-30-03	$11.18	$0.04	$ 0.54	$0.58	$(0.03)	$(0.00)	$(0.03)	$11.73
4-1-02 to 3-31-03	11.33	0.11	(0.10)	0.01	(0.16)	(0.00)	(0.16)	11.18
4-1-01 to 3-31-02	11.98	0.28	(0.42)	(0.14)	(0.31)	(0.20)	(0.51)	11.33
4-1-00 to 3-31-01	15.26	0.24	(0.63)	(0.39)	(0.23)	(2.66)	(2.89)	11.98
4-1-99 to 3-31-00	11.21	0.15	4.33	4.48	(0.13)	(0.30)	(0.43)	15.26
4-1-98 to 3-31-99	11.43	0.26	0.05	0.31	(0.27)	(0.26)	(0.53)	11.21
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Commencement of operations of the class.
(d)For the fiscal year ended March 31, 2001.
(e)Not shown due to rounding.
(f)The financial data shown for a Class C share prior to March 24, 2000 are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
		Ratios and Supplemental Data
		----------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4-1-03 to 9-30-03	5.16%[a]	$13	1.51%[b]	0.71%[b]	164.89%
4-1-02 to 3-31-03	0.00[a]	9	1.40	1.23	109.38
4-1-01 to 3-31-02	-1.25[a]	4	1.45	2.28	143.38
7-10-00[c] to 3-31-01	-3.77[a]	2	1.26[b]	2.26[b]	214.77[d]
Class B
4-1-03 to 9-30-03	4.76%	$5	2.47%[b]	-0.25%[e]	164.89%
4-1-02 to 3-31-03	-0.92	3	2.35	0.31	109.38
4-1-01 to 3-31-02	-2.03	3	2.25	1.50	143.38
7-3-00[c] to 3-31-01	-4.35	2	2.15[b]	1.37[b]	214.77[d]
Class Cf
4-1-03 to 9-30-03	4.88%	$47	2.29%[b]	-0.05%[b]	164.89%
4-1-02 to 3-31-03	-0.79	51	2.20	0.46	109.38
4-1-01 to 3-31-02	-1.98	47	2.20	1.59	143.38
4-1-00 to 3-31-01	-4.22	54	2.15	0.86	214.77
4-1-99 to 3-31-00	39.60	52	2.24	0.24	204.12
4-1-98 to 3-31-99	1.79	30	2.32	1.38	168.17
Class Y
4-1-03 to 9-30-03	5.17%	$1	1.41%[b]	0.86%[b]	164.89%
4-1-02 to 3-31-03	0.08	1	1.32	1.34	109.38
4-1-01 to 3-31-02	-1.14	1	1.33	2.44	143.38
4-1-00 to 3-31-01	-3.39	1	1.32	1.71	214.77
4-1-99 to 3-31-00	40.85	1	1.33	1.14	204.12
4-1-98 to 3-31-99	2.75	-[e]	1.45	2.25	168.17

IVY BALANCED FUND

Historical information is presented for Advantus Spectrum Fund Class A shares

	Selected Per-Share Data
	----------------------------------------------------------------------------------------------------------------------------------------
		Income (Decrease) From Investment Operations			Less Distributions
		---------------------------------------------------			------------------------------------------------
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period

For the Period From
10-1-02 to 9-30-03	$10.54	$0.16	$1.64	$1.80	$(0.16)	$0.00	$(0.16)	$12.18
10-1-01 to 9-30-02	11.45	0.23	(0.89)	(0.66)	(0.25)	0.00	(0.25)	10.54
10-1-00 to 9-30-01	19.73	0.22	(6.08)	(5.86)	(0.20)	(2.22)	(2.42)	11.45
10-1-99 to 9-30-00	17.88	0.31	2.55	2.86	(0.30)	(0.71)	(1.01)	19.73
10-1-98 to 9-30-99	16.50	0.31	2.30	2.61	(0.31)	(0.92)	(1.23)	17.88
10-1-97 to 9-30-98	16.40	0.33	1.40	1.73	(0.33)	(1.30)	(1.63)	16.50
(a)Total return figures presented for the Periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for the year ended September 20, 3003 would have been 17.26%.
		Ratios and Supplemental Data
		-------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return[a]	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate

10-1-02 to 9-30-03	17.17%[b]	$38	1.29%	1.62%	1.41%	1.08%	110.0%
10-1-01 to 9-30-02	(5.91)	37	1.22	1.52	1.84	1.54	129.0
10-1-00 to 9-30-01	(32.35)	45	1.12	1.40	1.57	1.29	158.4
10-1-99 to 9-30-00	16.22	78	1.11	1.20	1.58	1.49	132.0
10-1-98 to 9-30-99	16.08	74	1.10	1.10	1.77	1.77	100.8
10-1-97 to 9-30-98	11.31	68	1.19	1.19	1.98	1.98	139.8

IVY CORE EQUITY FUND

(formerly, W&R Core Equity Funda)

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		--------------------------------------------------			---------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-03 to 9-30-03	$ 6.63	$(0.07)	$(0.80)	$(0.73)	$(0.00)	$(0.00)	$(0.00)	$7.36
4-1-02 to 3-31-03	8.89	(0.08)	(2.18)	(2.26)	(0.00)	(0.00)	(0.00)	6.63
4-1-01 to 3-31-02	9.51	(0.20)	(0.11)	(0.31)	(0.00)	(0.31)	(0.31)	8.89
7-3-00[d] to 3-31-01	13.89	(0.00)	(2.00)	(2.00)	(0.00)	(2.38)	(2.38)	9.51
Class B
4-1-03 to 9-30-03	$ 6.45	$(0.03)	$ 0.71	$ 0.68	$(0.00)	$(0.00)	$(0.00)	$7.13
4-1-02 to 3-31-03	8.74	(0.06)	(2.23)	(2.29)	(0.00)	(0.00)	(0.00)	6.45
4-1-01 to 3-31-02	9.44	(0.14)	(0.25)	(0.39)	(0.00)	(0.31)	(0.31)	8.74
7-11-00[d] to 3-31-01	14.10	(0.05)	(2.23)	(2.28)	(0.00)	(2.38)	(2.38)	9.44
Class Cf,g
4-1-03 to 9-30-03	$ 6.48	$(0.01)	$ 0.69	$ 0.68	$(0.00)	$(0.00)	$(0.00)	$ 7.16
4-1-02 to 3-31-03	8.76	(0.04)	(2.24)	(2.28)	(0.00)	(0.00)	(0.00)	6.48
4-1-01 to 3-31-02	9.45	(0.08)	(0.30)	(0.38)	(0.00)	(0.31)	(0.31)	8.76
4-1-00 to 3-31-01	13.76	(0.11)	(1.82)	(1.93)	(0.00)	(2.38)	(2.38)	9.45
4-1-99 to 3-31-00	11.52	(0.01)	2.71	2.70	(0.03)	(0.43)	(0.46)	13.76
4-1-98 to 3-31-99	12.24	0.03	0.82	0.85	(0.01)	(1.56)	(1.57)	11.52
Class Yf
4-1-03 to 9-30-03	$ 6.86	$ 0.29	$ 0.47	$ 0.76	$(0.00)	$(0.00)	$(0.00)	$7.62
4-1-02 to 3-31-03	9.19	0.04	(2.37)	(2.33)	(0.00)	(0.00)	(0.00)	6.86
4-1-01 to 3-31-02	9.82	(0.11)	(0.21)	(0.32)	(0.00)	(0.31)	(0.31)	9.19
4-1-00 to 3-31-01	14.08	(0.04)	(1.84)	(1.88)	(0.00)	(2.38)	(2.38)	9.82
4-1-99 to 3-31-00	11.78	0.06	2.80	2.86	(0.13)	(0.43)	(0.56)	14.08
4-1-98 to 3-31-99	12.46	0.12	0.84	0.96	(0.08)	(1.56)	(1.64)	11.78
(a)Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Commencement of operations of the class.
(e)For the fiscal year ended March 31, 2001.
(f)Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
(g)The financial data shown for a Class C share prior to March 24, 2000 are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
		Ratios and Supplemental Data
		--------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
4-1-03 to 9-30-03	11.01%[b]	$44	1.44%[c]	0.43%[c]	19.92%
4-1-02 to 3-31-03	-25.42[b]	13	1.31	0.28	39.13
4-1-01 to 3-31-02	-3.18[b]	9	1.26	-0.11	22.36
7-3-00[d] to 3-31-01	-16.72[b]	4	1.18[c]	-0.11[c]	39.02[e]
Class B
4-1-03 to 9-30-03	10.54%	$13	2.37%[c]	-0.48%[c]	19.92%
4-1-02 to 3-31-03	-26.20	5	2.36	-0.76	39.13
4-1-01 to 3-31-02	-4.06	6	2.18	-1.04	22.36
7-11-00[d] to 3-31-01	-18.50	5	2.11[c]	-1.02[c]	39.02[e]
Class Cf,g
4-1-03 to 9-30-03	10.49%	$202	2.27%[c]	-0.32%[c]	19.92%
4-1-02 to 3-31-03	-26.03	200	2.18	-0.58	39.13
4-1-01 to 3-31-02	-3.94	356	2.05	-0.91	22.36
4-1-00 to 3-31-01	-16.40	440	1.97	-0.93	39.02
4-1-99 to 3-31-00	23.98	585	1.98	-0.12	75.64
4-1-98 to 3-31-99	7.47	508	1.93	0.30	54.73
Class Yf
4-1-03 to 9-30-03	11.08%	$1	1.31%[c]	-0.68%[c]	19.92%
4-1-02 to 3-31-03	-25.35	2	1.20	0.40	39.13
4-1-01 to 3-31-02	-3.18	4	1.17	-0.03	22.36
4-1-00 to 3-31-01	-15.62	2	1.15	-0.11	39.02
4-1-99 to 3-31-00	24.96	2	1.16	0.67	75.64
4-1-98 to 3-31-99	8.37	1	1.15	1.10	54.73

IVY CUNDILL GLOBAL VALUE FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		----------------------------------------------			---------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$ 8.39	$0.01	$ 3.05	$ 3.06	$(0.04)	$(0.00)	$(0.04)	$11.41
1-1-02 to 12-31-02	9.64	0.00[c]	(1.17)	(1.17)	(0.00)	(0.08)	(0.08)	8.39
9-4-01[d] to 12-31-01	10.15	0.01	(0.23)	(0.22)	(0.02)	(0.27)	(0.29)	9.64
Class B
1-1-03 to 12-31-03	$8.32	$(0.06)	$ 3.00	$ 2.94	$(0.00)	$(0.00)	$(0.00)	$12.26
1-1-02 to 12-31-02	9.61	(0.05)[c]	(1.16)	(1.21)	(0.00)	(0.08)	(0.08)	8.32
9-26-01[d] to 12-31-01	9.26	0.01	0.62	0.63	(0.02)	(0.26)	(0.28)	9.61
Class C
1-1-03 to 12-31-03	$8.26	$(0.03)	$ 2.96	$ 2.93	$(0.00)	$(0.00)	$(0.00)	$11.19
1-1-02 to 12-31-02	9.57	(0.07)[c]	(1.16)	(1.23)	(0.00)	(0.08)	(0.08)	8.26
10-19-01[d] to 12-31-01	9.44	0.01	0.40	0.41	(0.02)	(0.26)	(0.28)	9.57
Class Y
7-24-03[d] to 12-31-03	$9.84	$0.02	$1.58	$1.60	$(0.04)	$(0.00)	$(0.04)	$11.40
Advisor Class[f]
1-1-03 to 12-31-03	$ 8.34	$(0.01)	$ 3.10	$ 3.09	$(0.06)	$(0.00)	$(0.06)	$ 11.37
1-1-02 to 12-31-02	9.55	0.04[c]	(1.17)	(1.13)	(0.00)	(0.08)	(0.08)	8.34
1-1-01 to 12-31-01	10.07	0.03	(0.25)	(0.22)	(0.02)	(0.28)	(0.30)	9.55
4-19-00[d] to 12-31-00	10.00	0.05	0.41	0.46	(0.19)	(0.20)	(0.39)	10.07
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Based on Average shares outstanding.
(d)Commencement of operations of the class.
(e)Not shown due to rounding.
(f)As of July 25, 2003, the Advisor Class is not available for investment.
(g)For the twelve months ended December 31, 2003
		Ratios and Supplemental Data
		------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	36.43%[a]	$ 30	2.05%	2.21%	0.18%	0.02%	24%
1-1-02 to 12-31-02	-12.17[a]	1	2.28	4.97	0.02	-2.67	122
9-4-01[d] to 12-31-01	-2.07[a]	-[e]	4.47[b]	31.77[b]	0.94[b]	-26.36[b]	57
Class B
1-1-03 to 12-31-03	35.34%	$7	3.20%	3.36%	-1.13%	-1.29%	24%
1-1-02 to 12-31-02	-12.62	2	2.84	5.53	-0.54	-3.23	122
9-26-01[d] to 12-31-01	6.91	1	6.04[b]	39.53[b]	0.60[b]	-32.89[b]	57
Class C
1-1-03 to 12-31-03	35.47%	$11	2.93%	3.10%	-0.83%	-1.00%	24%
1-1-02 to 12-31-02	-12.88	-[e]	3.10	5.79	-0.80	-3.49	122
10-19-01[d] to 12-31-01	4.44	-[e]	7.71[b]	51.61[b]	0.99[b]	-42.91[b]	57
Class Y
7-24-03[d] to 12-31-03	16.28%	$1	1.76%[b]	2.09%[b]	0.55%[b]	0.22%[b]	24%[g]
Advisor Class[f]
1-1-03 to 12-31-03	37.11%	$3	2.12%	2.28%	-0.07%	-0.23%	24%
1-1-02 to 12-31-02	-11.86	2	1.83	4.52	0.47	-2.22	122
1-1-01 to 12-31-01	-2.13	1	1.40	10.30	0.37	-8.53	57
4-19-00[d] to 12-31-00	4.66	1	1.95[b]	19.15[b]	0.70[b]	-16.50[b]	53

IVY DIVIDEND INCOME FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		----------------------------------------------			---------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
6-30-03[c] to 12-31-03	$ 10.00	$0.04	$ 1.03	$ 1.07	$(0.04)	$(0.00)	$(0.04)	$11.03
Class B
6-30-03[c] to 12-31-03	$ 10.00	$0.01	$ 1.03	$ 1.04	$(0.01)	$(0.00)	$(0.01)	$11.03
Class C
6-30-03[c] to 12-31-03	$ 10.00	$0.01	$ 1.03	$ 1.04	$(0.01)	$(0.00)	$(0.01)	$11.03
Class Y
6-30-03[c] to 12-31-03	$ 10.00	$0.05	$ 1.03	$ 1.08	$(0.05)	$(0.00)	$(0.05)	$11.03
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Commencement of operations of the class.
		Ratios and Supplemental Data
		------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
6-30-03[c] to 12-31-03	10.70%[a]	$ 16	1.11%[b]	1.81%[b]	1.34%[b]	0.64%[b]	16%
Class B
6-30-03[c] to 12-31-03	10.36%	$2	2.03%[b]	2.73%[b]	0.36%[b]	-0.34%[b]	16%
Class C
6-30-03[c] to 12-31-03	10.38%	$5	1.98%[b]	2.68%[b]	0.45%[b]	-0.25%[b]	16%
Class Y
6-30-03[c] to 12-31-03	10.78%	$1	1.25%[b]	1.95%[b]	1.08%[b]	0.38%[b]	16%

IVY EUROPEAN OPPORTUNITIES FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		---------------------------------------------			---------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$13.20	$ 0.02	$ 6.71	$ 6.73	$(0.04)	$(0.00)	$(0.04)	$19.89
1-1-02 to 12-31-02	13.65	0.01[d]	(0.46)[a]	(0.45)	(0.00)	(0.00)	(0.00)	13.20
1-1-01 to 12-31-01	17.25	(0.08)	(3.49)[a]	(3.57)	(0.00)	(0.03)	(0.03)	13.65
1-1-00 to 12-31-00	17.13	(0.07)	0.82	0.75	(0.00)	(0.63)	(0.63)	17.25
5-4-99e to 12-31-99	10.01	0.00	16.35	16.35	(0.01)	(9.22)	(9.23)	17.13
Class B
1-1-03 to 12-31-03	$12.93	$ (0.07)	$ 6.50	$ 6.43	$(0.00)	$(0.00)	$(0.00)	$19.36
1-1-02 to 12-31-02	13.54	(0.10)[d]	(0.51)	(0.61)	(0.00)	(0.00)	(0.00)	12.93
1-1-01 to 12-31-01	17.26	(0.20)	(3.49)	(3.69)	(0.00)	(0.03)	(0.03)	13.54
1-1-00 to 12-31-00	17.13	(0.18)	0.83	0.65	(0.00)	(0.52)	(0.52)	17.26
5-24-99e to 12-31-99	10.21	(0.01)	16.15	16.14	(0.00)	(9.22)	(9.22)	17.13
Class C
1-1-03 to 12-31-03	$12.98	$ (0.07)	$ 6.52	$ 6.45	$(0.00)	$(0.00)	$(0.00)	$19.53
1-1-02 to 12-31-02	13.59	(0.10)[d]	(0.51)	(0.61)	(0.00)	(0.00)	(0.00)	12.98
1-1-01 to 12-31-01	17.32	(0.22)	(3.48)	(3.70)	(0.00)	(0.03)	(0.03)	13.59
1-1-00 to 12-31-00	17.13	(0.22)	0.88	0.66	(0.00)	(0.47)	(0.47)	17.32
10-24-99[e] to 12-31-99	11.57	(0.01)	6.00	5.99	(0.01)	(0.42)	(0.43)	17.13
Class Y
7-24-03[e] to 12-31-03	$14.88	$(0.04)	$5.12	$5.08	$(0.07)	$(0.00)	$(0.07)	$19.89
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Commencement of operations of the class.
(f)For the twelve months ended December 31, 2003
		Ratios and Supplemental Data
		---------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate
Class A
1-1-03 to 12-31-03	51.02%[b]	$38	2.26%	na	0.18%	na	123%
1-1-02 to 12-31-02	-3.30ab	20	2.15	2.15%	0.06	0.06%	69
1-1-01 to 12-31-01	-20.67ab	31	2.15	2.17	-0.44	-0.46	66
1-1-00 to 12-31-00	4.51[b]	55	1.83	na	-0.36	na	46
5-4-99[e] to 12-31-99	215.58[b]	14	2.22[c]	6.10[c]	-0.15[c]	-4.03[c]	108
Class B
1-1-03 to 12-31-03	49.73%	$29	3.00%	na	-0.47%	na	123%
1-1-02 to 12-31-02	-4.51	25	2.92	2.92%	-0.70	-0.70%	69
1-1-01 to 12-31-01	-21.35	34	2.89	2.91	-1.18	-1.20	66
1-1-00 to 12-31-00	4.12	57	2.59	na	-1.12	na	46
5-24-99[e] to 12-31-99	209.41	6	2.96[c]	6.84[c]	-0.89[c]	-4.77[c]	108
Class C
1-1-03 to 12-31-03	49.69%	$23	2.98%	na	-0.43%	na	123%
1-1-02 to 12-31-02	-4.49	19	2.92	2.92%	-0.70	-0.70%	69
1-1-01 to 12-31-01	-21.32	25	2.91	2.93	-1.20	-1.22	66
1-1-00 to 12-31-00	3.98	50	2.58	na	-1.11	na	46
10-24-99[e] to 12-31-99	51.80	8	2.96[c]	6.84[c]	-0.89[c]	-4.77[c]	108
Class Y
7-24-03[e] to 12-31-03	34.14%	$3	1.51%	na	-0.58%[c]	na	123%[f]

IVY GLOBAL NATURAL RESOURCES FUND

	Selected Per-Share Data
	---------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		------------------------------------------------			-----------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$11.50	$(0.10)	$ 5.14	$ 5.24	$(0.05)	$(0.00)	$(0.05)	$16.69
1-1-02 to 12-31-02	11.05	(0.11)[d]	0.63[a]	0.52	(0.00)	(0.07)	(0.07)	11.50
1-1-01 to 12-31-01	9.74	0.04[d]	1.45	1.49	(0.18)	(0.00)	(0.18)	11.05
1-1-00 to 12-31-00	8.91	(0.07)	0.95	0.88	(0.05)	(0.00)	(0.05)	9.74
1-1-99 to 12-31-99	6.32	0.00[d]	2.59	2.59	(0.00)	(0.00)	(0.00)	8.91
Class B
1-1-03 to 12-31-03	$11.19	$(0.06)	$ 5.03	$ 4.97	$(0.00)	$(0.00)	$(0.00)	$16.16
1-1-02 to 12-31-02	10.81	(0.19)[d]	0.57	0.38	(0.00)	(0.00)	(0.00)	11.19
1-1-01 to 12-31-01	9.56	(0.02)[d]	1.42	1.40	(0.15)	(0.00)	(0.15)	10.81
1-1-00 to 12-31-00	8.77	(0.09)	0.90	0.81	(0.02)	(0.00)	(0.02)	9.56
1-1-99 to 12-31-99	6.27	(0.04)[d]	2.54	2.50	(0.00)	(0.00)	(0.00)	8.77
Class C
1-1-03 to 6-30-03	$10.97	$(0.01)	$ 0.80	$ 0.79	$(0.00)	$(0.00)	$(0.00)	$11.76
1-1-02 to 12-31-02	10.61	(0.18)[d]	0.55	0.37	(0.00)	(0.01)	(0.01)	10.97
1-1-01 to 12-31-01	9.40	(0.02)[d]	1.39	1.37	(0.16)	(0.00)	(0.16)	10.61
1-1-00 to 12-31-00	8.63	(0.07)	0.89	0.82	(0.05)	(0.00)	(0.05)	9.40
1-1-99 to 12-31-99	6.21	(0.04)[d]	2.46	2.42	(0.00)	(0.00)	(0.00)	8.63
Class Y
7-24-03[f] to 12-31-03	$12.60	$(0.00)	$4.16	$4.16	$(0.06)	$(0.00)	$(0.06)	$16.70
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Not shown due to rounding.
(f)Commencement of operations of the class.
(g)For the twelve months ended December 31, 2003.
		Ratios and Supplemental Data
		-----------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	45.61%[b]	$95	1.89%	na	-0.66%	na	58%
1-1-02 to 12-31-02	4.66[a,b]	17	2.22	2.38%	-0.91	-1.07%	67
1-1-01 to 12-31-01	15.40[b]	8	2.25	3.71	0.38	-1.08	169
1-1-00 to 12-31-00	9.86[b]	6	2.29	4.54	-0.69	-2.94	134
1-1-99 to 12-31-99	40.98[b]	6	2.16	4.53	0.02	-2.35	157
Class B
1-1-03 to 12-31-03	44.42%	$21	2.90%	na	-1.54%	na	58%
1-1-02 to 12-31-02	3.52	9	2.93	3.09%	-1.62	-1.78%	67
1-1-01 to 12-31-01	14.73	5	2.87	4.33	-0.24	-1.70	169
1-1-00 to 12-31-00	9.27	3	2.80	5.05	-1.20	-3.45	134
1-1-99 to 12-31-99	39.87	3	2.71	5.08	-0.53	-2.90	157
Class C
1-1-03 to 12-31-03	44.58%	$34	2.65%	na	-1.48%	na	58%
1-1-02 to 12-31-02	3.46	5	2.94	3.10%	-1.64	-1.80%	67
1-1-01 to 12-31-01	14.62	2	2.86	4.32	-0.23	-1.69	169
1-1-00 to 12-31-00	9.49	1	2.70	4.95	-1.10	-3.35	134
1-1-99 to 12-31-99	38.97	-[e]	2.73	5.10	-0.55	-2.92	157
Class Y
7-24-3[f] to 12-31-03	33.03%	$1	1.39%[c]	na	-0.54%[c]	na	58%[g]

IVY INTERNATIONAL FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		------------------------------------------------------			-------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$16.35	$(0.02)	$ 4.41	$ 4.29	$(0.00)	$(0.00)	$(0.00)	$20.64
1-1-02 to 12-31-02	20.69	0.06[d]	(4.40)[a]	(4.34)	(0.00)	(0.00)	(0.00)	16.35
1-1-01 to 12-31-01	26.20	0.05	(5.56)[a]	(5.51)	(0.00)	(0.00)	(0.00)	20.69
1-1-00 to 12-31-00	47.09	0.19	(12.44)	(12.25)	(0.04)	(8.60)	(8.64)	26.20
1-1-99 to 12-31-99	41.20	0.30	8.31	8.61	(0.24)	(2.48)	(2.72)	47.09
Class B
1-1-03 to 12-31-03	$15.62	$(0.23)	$ 4.13	$ 3.90	$(0.00)	$(0.00)	$(0.00)	$19.52
1-1-02 to 12-31-02	20.03	(0.12)[d]	(4.29)	(4.41)	(0.00)	(0.00)	(0.00)	15.62
1-1-01 to 12-31-01	25.64	(0.21)	(5.40)	(5.61)	(0.00)	(0.00)	(0.00)	20.03
1-1-00 to 12-31-00	46.78	(0.17)	(12.33)	(12.50)	(0.04)	(8.60)	(8.64)	25.64
1-1-99 to 12-31-99	40.97	(0.06)	8.27	8.21	(0.00)	(2.40)	(2.40)	46.78
Class C
1-1-03 to 12-31-03	$15.52	$(0.20)	$ 4.07	$ 3.87	$(0.00)	$(0.00)	$(0.00)	$19.39
1-1-02 to 12-31-02	19.90	(0.11)[d]	(4.27)	(4.38)	(0.00)	(0.00)	(0.00)	15.52
1-1-01 to 12-31-01	25.46	(0.21)	(5.35)	(5.56)	(0.00)	(0.00)	(0.00)	19.90
1-1-00 to 12-31-00	46.57	(0.19)	(12.28)	(12.47)	(0.04)	(8.60)	(8.64)	25.46
1-1-99 to 12-31-99	40.79	(0.05)	8.23	8.18	(0.00)	(2.40)	(2.40)	46.57
Class Y
7-24-03[e] to 12-31-03	$17.69	$0.02	$2.94	$2.96	$(0.00)	$(0.00)	$(0.00)	$20.65
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Commencement of operations of the class.
(f)For the twelve months ended December 31, 2003.
(g)Not shown due to rounding.
		Ratios and Supplemental Data
		-----------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	26.24%[b]	$ 124	1.81%	na	-0.07%	na	136%
1-1-02 to 12-31-02	-20.96[a,b]	127	1.89	1.89%	0.32	0.32%	34
1-1-01 to 12-31-01	-21.03[a,b]	345	1.60	1.66	0.18	0.12	43
1-1-00 to 12-31-00	-17.26[b]	588	1.66	na	0.37	na	91
1-1-99 to 12-31-99	21.05[b]	1,574	1.66	na	0.63	na	7
Class B
1-1-03 to 12-31-03	24.97%	$ 55	2.84%	na	-1.06%	na	136%
1-1-02 to 12-31-02	-22.00	68	2.85	2.85%	-0.64	-0.64%	34
1-1-01 to 12-31-01	-21.88	137	2.54	2.60	-0.76	-0.82	43
1-1-00 to 12-31-00	-17.95	281	2.50	na	-0.47	na	91
1-1-99 to 12-31-99	20.15	541	2.42	na	-0.13	na	7
Class C
1-1-03 to 12-31-03	24.94%	$ 12	2.80%	na	-0.94%	na	136%
1-1-02 to 12-31-02	-22.00	14	2.83	2.83%	-0.62	-0.62%	34
1-1-01 to 12-31-01	-21.84	26	2.54	2.60	-0.76	-0.82	43
1-1-00 to 12-31-00	-17.97	57	2.49	na	-0.46	na	91
1-1-99 to 12-31-99	20.16	143	2.42	na	-0.13	na	7
Class Y
7-24-03[e] to 12-31-03	16.73%	__[g]	0.59%[c]	na	0.24%[c]	na	136%[f]

IVY INTERNATIONAL BALANCED FUND

Historical information is presented for Advantus International Balanced Fund Class A shares

	Selected Per-Share Data
	-------------------------------------------------------------------------------------------------------------------------------------------------------
		Income (Decrease) From Investment Operations			Less Distributions
		-----------------------------------------------			--------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value End of Period

10-1-02 to 9-30-03	$ 8.72	$0.21	$2.40	$ 2.61	$0.00	$0.00	0.00	$0.00	$11.33
10-1-01 to 9-30-02	9.28	0.18	(0.59)	(0.41)	0.00	(0.13)	(0.02)	(0.15)	8.72
10-1-00 to 9-30-01	11.59	0.18	(1.28)	(1.10)	(0.11)	(1.10)	0.00	(1.21)	9.28
10-1-99 to 9-30-00	11.80	0.23	0.50	0.73	(0.36)	(0.58)	0.00	(0.94)	11.59
10-1-98 to 9-30-99	10.56	0.21	1.52	1.73	(0.11)	(0.38)	0.00	(0.49)	11.80
10-1-97 to 9-30-98	13.29	0.28	(1.95)	(1.67)	(0.14)	(0.92)	0.00	(1.06)	10.56
(a)Total return figures presented for the Periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
		Ratios and Supplemental Data
		--------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return[a]	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate

10-1-02 to 9-30-03	29.93%	$46	1.67%	1.71%	2.06%	2.02%	39.4%
10-1-01 to 9-30-02	(4.62)	36	1.62	1.72	1.84	1.74	47.8
10-1-00 to 9-30-01	(10.57)	40	1.62	1.73	1.60	1.49	35.6
10-1-99 to 9-30-00	6.26	48	1.52	1.65	1.92	1.79	44.2
10-1-98 to 9-30-99	16.65	50	1.63	1.70	1.77	1.70	73.8
10-1-97 to 9-30-98	(13.02)	46	1.62	1.91	2.38	2.09	57.0

IVY INTERNATIONAL GROWTH FUND

(formerly, W&R International Growth Fund)

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations				Less Distributions
		------------------------------------------------------				----------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-03 to 9-30-03	$ 7.57	$(0.08)	$ 1.38	$ 1.30	$(0.00)	$(0.00)	$(0.00)	$ 8.87
4-1-02 to 3-31-03	9.82	(0.03)	(2.22)	(2.25)	(0.00)	(0.00)	(0.00)	7.57
4-1-01 to 3-31-02	12.03	(0.17)	(2.01)	(2.18)	(0.00)	(0.03)	(0.03)	9.82
7-3-00[c] to 3-31-01	24.33	(0.02)	(6.46)	(6.48)	(0.00)	(5.82)	(5.82)	12.03
Class B
4-1-03 to 9-30-03	$ 7.35	$(0.05)	$ 1.27	$ 1.22	$(0.00)	$(0.00)	$(0.00)	$ 8.57
4-1-02 to 3-31-03	9.65	(0.11)	(2.19)	(2.30)	(0.00)	(0.00)	(0.00)	7.35
4-1-01 to 3-31-02	11.94	(0.19)	(2.07)	(2.26)	(0.00)	(0.03)	(0.03)	9.65
7-10-00[c] to 3-31-01	24.59	(0.09)	(6.74)	(6.83)	(0.00)	(5.82)	(5.82)	11.94
Class Ce
4-1-03 to 9-30-03	$ 7.40	$(0.03)	$ 1.26	$ 1.23	$(0.00)	$(0.00)	$(0.00)	$ 8.63
4-1-02 to 3-31-03	9.69	(0.08)	(2.21)	(2.29)	(0.00)	(0.00)	(0.00)	7.40
4-1-01 to 3-31-02	11.96	(0.11)	(2.13)	(2.24)	(0.00)	(0.03)	(0.03)	9.69
4-1-00 to 3-31-01	28.58	(0.17)	(10.63)	(10.80)	(0.00)	(5.82)	(5.82)	11.96
4-1-99 to 3-31-00	15.58	(0.34)	15.14	14.80	(0.00)	(1.80)	(1.80)	28.58
4-1-98 to 3-31-99	15.04	(0.07)	1.55	1.48	(0.00)	(0.94)	(0.94)	15.58
Class Y
4-1-03 to 9-30-03	$ 8.17	$ 0.05	$ 1.39	$ 1.44	$(0.00)	$(0.00)	$(0.00)	$ 9.61
4-1-02 to 3-31-03	10.55	(0.16)	(2.22)	(2.38)	(0.00)	(0.00)	(0.00)	8.17
4-1-01 to 3-31-02	12.87	(0.18)	(2.11)	(2.29)	(0.00)	(0.03)	(0.03)	10.55
4-1-00 to 3-31-01	29.86	(0.17)	(11.00)	(11.17)	(0.00)	(5.82)	(5.82)	12.87
4-1-99 to 3-31-00	16.08	(1.41)	16.99	15.58	(0.00)	(1.80)	(1.80)	29.86
4-1-98 to 3-31-99	15.35	0.05	1.62	1.67	(0.00)	(0.94)	(0.94)	16.08
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c) Commencement of operations of the class.
(d)For the fiscal year ended March 31, 2001.
(e)The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
		Ratios and Supplemental Data
		------------------------------------------------------------------------------------
	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

For the Period From
Class A
4-1-03 to 9-30-03	17.17%[a]	$10	2.36%[b]	0.14%[b]	120.17%
4-1-02 to 3-31-03	-22.91[a]	5	2.10	-0.10	107.62
4-1-01 to 3-31-02	-18.12[a]	7	1.89	-0.49	133.83
7-3-00[c] to 3-31-01	-29.73[a]	5	1.72[b]	-0.31[b]	103.03d
Class B
4-1-03 to 9-30-03	16.60%	$5	3.41%[b]	-1.26%[b]	120.17%
4-1-02 to 3-31-03	-23.83	2	3.24	-1.22	107.62
4-1-01 to 3-31-02	-18.93	2	2.89	-1.42	133.83
7-10-00[c] to 3-31-01	-30.89	2	2.61[b]	-1.30[b]	103.03d
Class Ce
4-1-03 to 9-30-03	16.62%	$ 49	3.16%[b]	-0.47%[b]	120.17%
4-1-02 to 3-31-03	-23.63	46	2.93	-0.86	107.62
4-1-01 to 3-31-02	-18.73	74	2.62	-1.03	133.83
4-1-00 to 3-31-01	-40.45	123	2.36	-1.03	103.03
4-1-99 to 3-31-00	97.89	233	2.37	-1.48	125.71
4-1-98 to 3-31-99	10.36	100	2.35	-0.53	116.25
Class Y
4-1-03 to 9-30-03	17.63%	$ 5	1.87%[b]	1.10%[b]	120.17%
4-1-02 to 3-31-03	-22.56	11	1.63	0.39	107.62
4-1-01 to 3-31-02	-17.79	8	1.52	-0.11	133.83
4-1-00 to 3-31-01	-39.91	7	1.44	-0.02	103.03
4-1-99 to 3-31-00	99.74	5	1.48	-0.80	125.71
4-1-98 to 3-31-99	11.41	1	1.44	0.36	116.25

IVY INTERNATIONAL VALUE FUND

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		----------------------------------------------------			-----------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$ 7.65	$(0.02)	$ 2.10	$2.08	$(0.00)	$(0.00)	$(0.00)	$ 9.73
1-1-02 to 12-31-02	9.10	0.08[d]	(1.53)[a]	(1.45)	(0.00)	(0.00)	(0.00)	7.65
1-1-01 to 12-31-01	11.01	0.07	(1.96)[a]	(1.89)	(0.02)	(0.00)	(0.02)	9.10
1-1-00 to 12-31-00	11.99	0.14	(1.01)	(0.87)	(0.04)	(0.07)	(0.11)	11.01
1-1-99 to 12-31-99	9.48	0.09	2.54	2.63	(0.10)	(0.02)	(0.12)	11.99
Class B
1-1-03 to 12-31-03	$ 7.32	$(0.08)	$ 2.00	$1.92	$(0.00)	$(0.00)	$(0.00)	$ 9.24
1-1-02 to 12-31-02	8.97	0.01[d]	(1.66)	(1.65)	(0.00)	(0.00)	(0.00)	7.32
1-1-01 to 12-31-01	10.94	(0.02)	(1.93)	(1.95)	(0.02)	(0.00)	(0.02)	8.97
1-1-00 to 12-31-00	11.91	0.02	(0.96)	(0.94)	(0.01)	(0.02)	(0.03)	10.94
1-1-99 to 12-31-99	9.42	0.01	2.51	2.52	(0.01)	(0.02)	(0.03)	11.91
Class C
1-1-03 to 12-31-03	$ 7.32	$ (0.08)	$ 1.99	$1.91	$(0.00)	$(0.00)	$(0.00)	$ 9.23
1-1-02 to 12-31-02	8.97	0.01[d]	(1.66)	(1.65)	(0.00)	(0.00)	(0.00)	7.32
1-1-01 to 12-31-01	10.94	(0.02)	(1.93)	(1.95)	(0.02)	(0.00)	(0.02)	8.97
1-1-00 to 12-31-00	11.92	0.02	(0.97)	(0.95)	(0.01)	(0.02)	(0.03)	10.94
1-1-99 to 12-31-99	9.42	0.02	2.51	2.53	(0.01)	(0.02)	(0.03)	11.92
Class Y
7-24-03[e] to 12-31-03	$8.16	$(0.01)	$1.59	$1.58	$(0.00)	$(0.00)	$(0.00)	$9.74
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Commencement of operations of the class.
(f)For the twelve months ended December 31, 2003.
(g)Not shown due to rounding.
		Ratios and Supplemental Data
		---------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	27.19%[b]	$ 9	2.28%	na	-0.19%	na	148%
1-1-02 to 12-31-02	-15.93[a,b]	8	1.77	2.32%	0.91	0.36%	48
1-1-01 to 12-31-01	-17.17[a,b]	13	1.77	2.15	0.58	0.20	39
1-1-00 to 12-31-00	-7.25[b]	24	1.74	1.92	0.96	0.78	36
1-1-99 to 12-31-99	27.79[b]	33	1.72	1.87	0.92	0.77	21
Class B
1-1-03 to 12-31-03	26.23%	$25	2.95%	na	-0.82%	na	148%
1-1-02 to 12-31-02	-18.39	28	2.50	3.05%	0.18	-0.37%	48
1-1-01 to 12-31-01	-17.84	46	2.50	2.88	-0.15	-0.53	39
1-1-00 to 12-31-00	-7.94	76	2.51	2.69	0.20	0.02	36
1-1-99 to 12-31-99	26.81	95	2.51	2.66	0.12	-0.03	21
Class C
1-1-03 to 12-31-03	26.09%	$ 8	3.01%	na	-0.82%	na	148%
1-1-02 to 12-31-02	-18.39	9	2.50	3.05%	0.18	-0.37%	48
1-1-01 to 12-31-01	-17.84	16	2.51	2.89	-0.16	-0.54	39
1-1-00 to 12-31-00	-7.97	30	2.51	2.69	0.19	0.01	36
1-1-99 to 12-31-99	26.91	44	2.49	2.64	0.14	-0.01	21
Class Y
7-24-03[e] to 12-31-03	19.36%	__[g]	1.47%[c]	na	-0.38%[c]	na	148%[f]

IVY LARGE CAP GROWTH FUND

(formerly, W&R Large Cap Growth Fund)

	Selected Per-Share Data
	------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		---------------------------------------------------			---------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-03 to 9-30-03	$ 7.24	$(0.04)	$ 1.14	$ 1.10	$(0.00)	$(0.00)	$(0.00)	$8.34
4-1-02 to 3-31-03	9.21	(0.03)	(1.94)	(1.97)	(0.00)	(0.00)	(0.00)	7.24
4-1-01 to 3-31-02	9.48	(0.04)	(0.23)	(0.27)	(0.00)	(0.00)	(0.00)	9.21
6-30-00[d] to 3-31-01	10.00	0.05	(0.45)	(0.40)	(0.06)	(0.06)	(0.12)	9.48
Class B
4-1-03 to 9-30-03	$ 6.99	$(0.00)	$ 1.00	$ 1.00	$(0.00)	$(0.00)	$(0.00)	$7.99
4-1-02 to 3-31-03	9.05	(0.14)	(1.92)	(2.06)	(0.00)	(0.00)	(0.00)	6.99
4-1-01 to 3-31-02	9.44	(0.16)	(0.23)	(0.39)	(0.00)	(0.00)	(0.00)	9.05
7-6-00[d] to 3-31-01	10.02	(0.03)	(0.49)	(0.52)	(0.00)	(0.06)	(0.06)	9.44
Class C
4-1-03 to 9-30-03	$ 7.08	$(0.03)	$ 1.07	$ 1.04	$(0.00)	$(0.00)	$(0.00)	$8.12
4-1-02 to 3-31-03	9.10	(0.10)	(1.92)	(2.02)	(0.00)	(0.00)	(0.00)	7.08
4-1-01 to 3-31-02	9.45	(0.12)	(0.23)	(0.35)	(0.00)	(0.00)	(0.00)	9.10
7-3-00[d] to 3-31-01	10.00	(0.00)	(0.48)	(0.48)	(0.01)	(0.06)	(0.07)	9.45
Class Y
4-1-03 to 9-30-03	$ 7.26	$(0.03)	$ 1.14	$ 1.11	$(0.00)	$(0.00)	$(0.00)	$8.37
4-1-02 to 3-31-03	9.22	(0.30)	(1.66)	(1.96)	(0.00)	(0.00)	(0.00)	7.26
4-1-01 to 3-31-02	9.48	(0.01)	(0.25)	(0.26)	(0.00)	(0.00)	(0.00)	9.22
7-6-00[d] to 3-31-01	10.02	0.09	(0.50)	(0.41)	(0.07)	(0.06)	(0.13)	9.48
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.
(d)Commencement of operations of the class.
(e)Not shown due to rounding.
		Ratios and Supplemental Data
		------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to to Average Net Assets without Waiver	Portfolio Turnover Rate

Class A
4-1-03 to 9-30-03	15.19%[a]	$30	1.73%[b]	-%[c]	-0.96%[b]	-%ec	39.31%
4-1-02 to 3-31-03	-21.39[a]	21	1.28	1.66	-0.23	-0.61	71.98
4-1-01 to 3-31-02	-2.85[a]	20	1.58	1.69	-0.38	-0.49	98.59
6-30-00[d] to 3-31-01	-4.27[a]	19	1.13[b]	1.34[b]	0.89[b]	0.68[b]	75.42
Class B
4-1-03 to 9-30-03	14.31%	$3	3.19%[b]	-%[c]	-2.41%[b]	-%[c]	39.31%
4-1-02 to 3-31-03	-22.76	2	2.93	3.31	-1.87	-2.25	71.98
4-1-01 to 3-31-02	-4.13	2	2.98	3.19	-1.79	-2.00	98.59
7-6-00[d] to 3-31-01	-5.32	2	2.53[b]	3.00[b]	-0.60[b]	-1.07[b]	75.42
Class C
4-1-03 to 9-30-03	14.69%	$7	2.67%[b]	-%[c]	-1.89%[b]	-%[c]	39.31%
4-1-02 to 3-31-03	-22.28	4	2.26	2.64	-1.20	-1.58	71.98
4-1-01 to 3-31-02	-3.60	7	2.51	2.68	-1.31	-1.48	98.59
7-3-00[d] to 3-31-01	-4.93	7	2.06[b]	2.44[b]	-0.08[b]	-0.46[b]	75.42
Class Y
4-1-03 to 9-30-03	15.29%	$1	1.54%[b]	-%[c]	-0.76%[b]	-%[c]	39.31%
4-1-02 to 3-31-03	-21.26	1	1.05	1.43	-0.00	-0.38	71.98
4-1-01 to 3-31-02	-2.74	1	1.36	1.45	-0.20	-0.29	98.59
7-6-00[d] to 3-31-01	-4.38	-[e]	1.13[b]	1.34[b]	1.11[b]	0.90[b]	75.42

IVY MID CAP GROWTH FUND

(formerly, W&R Mid Cap Growth Fund)

	Selected Per-Share Data
	--------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		------------------------------------------------------			------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-03 to 9-30-03	$ 6.67	$(0.06)	$ 1.40	$ 1.34	$(0.00)	$(0.00)	$(0.00)	$8.01
4-1-02 to 3-31-03	8.91	(0.05)	(2.19)	(2.24)	(0.00)[d]	(0.00)	(0.00)	6.67
4-1-01 to 3-31-02	9.11	0.02	(0.17)	(0.15)	(0.05)	(0.00)	(0.05)	8.91
6-30-00[c] to 3-31-01	10.00	0.11	(0.65)	(0.54)	(0.06)	(0.29)	(0.35)	9.11
Class B
4-1-03 to 9-30-03	$ 6.49	$ 0.07	$ 1.20	$ 1.27	$(0.00)	$(0.00)	$(0.00)	$7.76
4-1-02 to 3-31-03	8.81	(0.14)	(2.18)	(2.32)	(0.00)	(0.00)	(0.00)	6.49
4-1-01 to 3-31-02	9.07	(0.09)	(0.17)	(0.26)	(0.00)	(0.00)	(0.00)	8.81
7-6-00[c] to 3-31-01	10.01	0.02	(0.66)	(0.64)	(0.01)	(0.29)	(0.30)	9.07
Class C
4-1-03 to 9-30-03	$ 6.56	$(0.02)	$ 1.30	$ 1.28	$(0.00)	$(0.00)	$(0.00)	$7.84
4-1-02 to 3-31-03	8.85	(0.10)	(2.19)	(2.29)	(0.00)	(0.00)	(0.00)	6.56
4-1-01 to 3-31-02	9.08	(0.05)	(0.18)	(0.23)	(0.00)	(0.00)	(0.00)	8.85
7-3-00[c] to 3-31-01	10.00	0.04	(0.66)	(0.62)	(0.01)	(0.29)	(0.30)	9.08
Class Y
4-1-03 to 9-30-03	$ 6.67	$(0.03)	$ 1.38	$ 1.35	$(0.00)	$(0.00)	$(0.00)	$8.02
4-1-02 to 3-31-03	8.91	(0.01)	(2.20)	(2.21)	(0.03)	(0.00)	(0.03)	6.67
4-1-01 to 3-31-02	9.11	0.00	(0.14)	(0.14)	(0.06)	(0.00)	(0.06)	8.91
7-10-00[c] to 3-31-01	10.23	0.11	(0.88)	(0.77)	(0.06)	(0.29)	(0.35)	9.11
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Commencement of operations of the class.
(d)Not shown due to rounding.
		Ratios and Supplemental Data
		-----------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to to Average Net Assets without Waiver	Portfolio Turnover Rate

Class A
4-1-03 to 9-30-03	20.09%[a]	$39	1.87%[b]	2.01%[b]	-1.24%[b]	-1.38%[b]	12.06%
4-1-02 to 3-31-03	-25.13[a]	14	1.17	2.02	-0.49	-1.34	35.89
4-1-01 to 3-31-02	-1.67[a]	15	1.17	1.84	0.34	-0.33	39.05
6-30-00[c] to 3-31-01	-5.88[a]	11	1.01[b]	1.65[b]	1.85[b]	1.21[b]	110.18
Class B
4-1-03 to 9-30-03	19.57%	$11	3.09%[b]	3.24%[b]	-2.38%[b]	-2.53%[b]	12.06%
4-1-02 to 3-31-03	-26.33	2	2.73	3.58	-2.05	-2.90	35.89
4-1-01 to 3-31-02	-2.87	2	2.49	3.90	-0.95	-2.37	39.05
7-6-00[c] to 3-31-01	-6.85	2	2.40[b]	3.93[b]	0.44[b]	-1.09[b]	110.18
Class C
4-1-03 to 9-30-03	19.51%	$7	2.61%[b]	2.75%[b]	-2.07%[b]	-2.21%[b]	12.06%
4-1-02 to 3-31-03	-25.88	3	2.18	3.03	-1.50	-2.35	35.89
4-1-01 to 3-31-02	-2.53	4	2.10	3.30	-0.55	-1.74	39.05
7-3-00[c] to 3-31-01	-6.58	4	1.99[b]	3.26[b]	0.84[b]	-0.43[b]	110.18
Class Y
4-1-03 to 9-30-03	20.24%	$ 1	1.78%[b]	1.92%[b]	-0.74%[b]	-0.88%[b]	12.06%
4-1-02 to 3-31-03	-24.86	-	[d]	0.86	1.71	-0.18	-1.03
4-1-01 to 3-31-02	-1.52	-	[d]	0.83	1.30	0.50	0.03
7-10-00[c] to 3-31-01	-7.97	-	[d]	1.03[b]	1.68[b]	1.77[b]	1.11[b]

IVY PACIFIC OPPORTUNITIES FUND

	Selected Per-Share Data
	--------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		-------------------------------------------------------			--------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
1-1-03 to 12-31-03	$5.96	$(0.02)	$ 3.17	$ 3.15	$(0.00)	$(0.00)	$(0.00)	$9.11
1-1-02 to 12-31-02	6.72	0.01[d]	(0.77)[a]	(0.76)	(0.00)	(0.00)	(0.00)	5.96
1-1-01 to 12-31-01	7.42	(0.03)[d]	(0.66)[a]	(0.69)	(0.01)	(0.00)	(0.01)	6.72
1-1-00 to 12-31-00	9.15	0.07	(1.74)	(1.67)	(0.06)	(0.00)	(0.06)	7.42
1-1-99 to 12-31-99	6.30	0.08	2.86	2.94	(0.08)	(0.01)	(0.09)	9.15
Class B
1-1-03 to 12-31-03	$5.75	$(0.06)	$ 2.92	$ 2.86	$(0.00)	$(0.00)	$(0.00)	$8.61
1-1-02 to 12-31-02	6.56	(0.04)[d]	(0.77)	(0.81)	(0.00)	(0.00)	(0.00)	5.75
1-1-01 to 12-31-01	7.33	(0.08)[d]	(0.68)	(0.76)	(0.01)	(0.00)	(0.01)	6.56
1-1-00 to 12-31-00	9.04	0.01	(1.71)	(1.70)	(0.01)	(0.00)	(0.01)	7.33
1-1-99 to 12-31-99	6.24	0.02	2.81	2.83	(0.02)	(0.01)	(0.03)	9.04
Class C
1-1-03 to 12-31-03	$5.75	$(0.05)	$ 2.98	$ 2.93	$(0.00)	$(0.00)	$(0.00)	$8.68
1-1-02 to 12-31-02	6.55	(0.03)[d]	(0.77)	(0.80)	(0.00)	(0.00)	(0.00)	5.75
1-1-01 to 12-31-01	7.31	(0.08)[d]	(0.67)	(0.75)	(0.01)	(0.00)	(0.01)	6.55
1-1-00 to 12-31-00	9.07	0.01	(1.71)	(1.70)	(0.06)	(0.00)	(0.06)	7.31
1-1-99 to 12-31-99	6.25	0.02	2.82	2.84	(0.01)	(0.01)	(0.02)	9.07
Class Y
7-24-03[e] to 12-31-03	$6.85	$(0.01)	$2.29	$2.28	$(0.00)	$(0.00)	$(0.00)	$9.13
(a)Includes redemption fees added to paid-in capital.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Based on Average shares outstanding.
(e)Commencement of operations of the class.
(f)For the twelve months ended December 31, 2003.
(g)Not shown due to rounding.
		Ratios and Supplemental Data
		-------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets without Reimbursement	Portfolio Turnover Rate

Class A
1-1-03 to 12-31-03	52.85%[b]	$18	2.64%	2.73%	-0.39%	-0.48%	187%
1-1-02 to 12-31-02	-11.31[a,b]	5	2.21	3.52	0.20	-1.11	16
1-1-01 to 12-31-01	-9.29[a,b]	6	2.21	3.57	-0.49	-1.85	82
1-1-00 to 12-31-00	-18.25[b]	9	2.16	3.10	0.83	-0.11	108
1-1-99 to 12-31-99	46.72[b]	13	2.19	2.84	1.01	0.36	23
Class B
1-1-03 to 12-31-03	49.74%	$6	3.46%	3.55%	-1.15%	-1.24%	187%
1-1-02 to 12-31-02	-12.35	3	2.96	4.27	-0.55	-1.86	16
1-1-01 to 12-31-01	-10.35	4	2.95	4.31	-1.22	-2.58	82
1-1-00 to 12-31-00	-18.80	6	2.92	3.86	0.07	-0.87	108
1-1-99 to 12-31-99	45.33	8	2.97	3.62	0.24	-0.41	23
Class C
1-1-03 to 12-31-03	50.96%	$2	3.48%	3.57%	-1.14%	-1.23%	187%
1-1-02 to 12-31-02	-12.21	1	2.94	4.25	-0.53	-1.84	16
1-1-01 to 12-31-01	-10.25	1	2.90	4.26	-1.18	-2.54	82
1-1-00 to 12-31-00	-18.79	2	3.03	3.97	-0.03	-0.97	108
1-1-99 to 12-31-99	45.41	1	3.03	3.68	0.18	-0.47	23
Class Y
7-24-03[e] to 12-31-03	33.28%	__g	2.01%[c]	2.18%[c]	-0.40%[c]	-0.57%[c]	187%[f]

IVY REAL ESTATE SECURITIES FUND

Historical information is presented for Advantus Real Estate Securities Fund Class A shares for the periods prior to December 8, 2003.

	Selected Per-Share Data
	---------------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		-------------------------------------------------			------------------------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Net Realized Gains	Excess Distributions of Net Investment Income	Total Distributions	Net Asset Value End of Period
Class A
8-1-03 to 1-31-04*	$13.42	$0.62	$2.08	$2.70	$(0.22)	$(0.19)	$(0.00)	$(0.41)	$15.71
8-1-02 to 7-31-03	11.93	0.48	1.72	2.20	(0.48)	(0.23)	0.00	(0.71)	13.42
8-1-01 to 7-31-02	11.67	0.32	1.01	1.33	(0.28)	(0.79)	0.00	(1.07)	11.93
8-1-00 to 7-31-01	11.23	0.51	0.47	0.98	(0.54)	0.00	0.00	(0.54)	11.67
8-1-99 to 7-31-00	10.25	0.43	1.00	1.43	(0.41)	(0.04)	0.00	(0.45)	11.23
2-25-99[b] to 7-31-99	10.02	0.18	0.31	0.49	(0.18)	0.00	(0.08)	(0.26)	10.25
Class B
12-8-03[b] to 1-31-04*	$15.18	$0.17	$0.71	$0.88	$(0.17)	$(0.19)	$(0.00)	$(0.36)	$15.70
Class C
12-8-03[b] to 1-31-04*	$15.18	$0.18	$0.71	$0.89	$(0.17)	$(0.19)	$(0.00)	$(0.36)	$15.71
Class Y
12-8-03[b] to 1-31-04*	$15.18	$0.09	$0.80	$0.89	$(0.17)	$(0.19)	$(0.00)	$(0.36)	$15.71
* unaudited
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Commencement of operations of the class.
(c)Annualized.
(d)For the six months ended January 31, 2004.
(e)Not shown due to rounding.
		Ratios and Supplemental Data
		--------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate

Class A
8-1-03 to 1-31-04*	19.86%[a]	$25	1.40%[c]	1.42%[c]	3.84%[c]	3.82%[c]	24%
8-1-02 to 7-31-03	19.65%[a]	$60	1.46	1.46	2.95	2.95	48
8-1-01 to 7-31-02	12.31[a]	32	1.50	1.69	2.83	2.64	101
8-1-00 to 7-31-01	9.10[a]	17	1.50	1.99	4.29	3.81	173
8-1-99 to 7-31-00	14.89[a]	12	1.50	2.72	4.26	3.04	117
2-25-99[b] to 7-31-99	4.78[a]	6	1.50[c]	3.49[c]	4.09[c]	2.10[c]	52
Class B
12-8-03[b] to 1-31-04*	5.89%	$__[e]	2.19%[c]	na	1.98%[c]	na	24%[d]
Class C
12-8-03[b] to 1-31-04*	5.96%	$1	2.20%[c]	na	2.51%[c]	na	24%[d]
Class Y
12-8-03[b] to 1-31-04*	6.01%	$74	1.56%[c]	na	3.79%[c]	na	24%[d]

IVY SCIENCE AND TECHNOLOGY FUND

(formerly, W&R Science and Technology Fund)

	Selected Per-Share Data
	--------------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		-----------------------------------------------------------			-------------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-03 to 9-30-03	$14.17	$(0.18)	$ 2.69	$ 2.51	$(0.00)	$(0.00)	$(0.00)	$16.68
4-1-02 to 3-31-03	18.19	(0.32)	(3.70)	(4.02)	(0.00)	(0.00)	(0.00)	14.17
4-1-01 to 3-31-02	17.93	(0.45)	0.73	0.28	(0.00)	(0.02)	(0.02)	18.19
7-3-00[c] to 3-31-01	34.91	0.02	(9.35)	(9.33)	(0.00)	(7.65)	(7.65)	17.93
Class B
4-1-03 to 9-30-03	$13.77	$(0.13)	$ 2.48	$ 2.35	$(0.00)	$(0.00)	$(0.00)	$16.12
4-1-02 to 3-31-03	17.88	(0.34)	(3.77)	(4.11)	(0.00)	(0.00)	(0.00)	13.77
4-1-01 to 3-31-02	17.80	(0.38)	0.48	0.10	(0.00)	(0.02)	(0.02)	17.88
7-3-00[c] to 3-31-01	34.91	(0.06)	(9.40)	(9.46)	(0.00)	(7.65)	(7.65)	17.80
Class Ce
4-1-03 to 9-30-03	$13.88	$(0.16)	$ 2.54	$ 2.38	$(0.00)	$(0.00)	$(0.00)	$16.26
4-1-02 to 3-31-03	17.97	(0.25)	(3.84)	(4.09)	(0.00)	(0.00)	(0.00)	13.88
4-1-01 to 3-31-02	17.83	(0.24)	0.40	0.16	(0.00)	(0.02)	(0.02)	17.97
4-1-00 to 3-31-01	45.03	(0.12)	(19.43)	(19.55)	(0.00)	(7.65)	(7.65)	17.83
4-1-99 to 3-31-00	17.45	(0.95)	28.77	27.82	(0.00)	(0.24)	(0.24)	45.03
4-1-98 to 3-31-99	12.01	(0.09)	5.53	5.44	(0.00)	(0.00)	(0.00)	17.45
Class Y
4-1-03 to 9-30-03	$14.51	$(0.24)	$ 2.82	$ 2.58	$(0.00)	$(0.00)	$(0.00)	$17.09
4-1-02 to 3-31-03	18.54	(0.26)	(3.77)	(4.03)	(0.00)	(0.00)	(0.00)	14.51
4-1-01 to 3-31-02	18.21	(0.51)	0.86	0.35	(0.00)	(0.02)	(0.02)	18.54
4-1-00 to 3-31-01	45.36	(0.01)	(19.49)	(19.50)	(0.00)	(7.65)	(7.65)	18.21
4-1-99 to 3-31-00	17.65	(6.09)	34.04	27.95	(0.00)	(0.24)	(0.24)	45.36
6-9-98c to 3-31-99	12.20	0.01	5.44	5.45	(0.00)	(0.00)	(0.00)	17.65
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Commencement of operations of the class.
(d)For the fiscal year ended March 31, 2001.
(e)The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
(f)Not shown due to rounding.
(g)For the fiscal year ended March 31, 1999.
	Ratios and Supplemental Data
	----------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
4-1-03 to 9-30-03	17.71%[a]	$25	1.80%[b]	1.11%[b]	59.69%
4-1-02 to 3-31-03	-22.10[a]	14	1.79	-0.92	74.48
4-1-01 to 3-31-02	1.56[a]	12	1.75	-0.76	90.92
7-3-00[c] to 3-31-01	-31.95[a]	6	1.70[b]	0.26[b]	111.25[d]
Class B
4-1-03 to 9-30-03	17.07%	$9	3.00%[b]	-2.31%[b]	59.69%
4-1-02 to 3-31-03	-22.99	4	3.00	-2.12	74.48
4-1-01 to 3-31-02	0.56	4	2.75	-1.73	90.92
7-3-00[c] to 3-31-01	-32.37	3	2.53[b]	-0.55[b]	111.25[d]
Class Ce
4-1-03 to 9-30-03	17.15%	$ 79	2.70%[b]	-1.96%[b]	59.69%
4-1-02 to 3-31-03	-22.76	70	2.67	-1.77	74.48
4-1-01 to 3-31-02	0.89	112	2.45	-1.40	90.92
4-1-00 to 3-31-01	-47.49	134	2.27	-0.44	111.25
4-1-99 to 3-31-00	159.75	283	2.20	-1.68	44.19
4-1-98 to 3-31-99	45.30	44	2.57	-1.26	51.00
Class Y
4-1-03 to 9-30-03	17.78%[b]	$6	1.44%[b]	-0.79%[b]	59.69%
4-1-02 to 3-31-03	-21.74	3	1.41	-0.53	74.48
4-1-01 to 3-31-02	1.92	3	1.39	-0.43	90.92
4-1-00 to 3-31-01	-47.00	1	1.35	0.47	111.25
4-1-99 to 3-31-00	158.67	2	1.36	-0.96	44.19
6-9-98[c] to 3-31-99	44.67	-[f]	0.62[b]	0.54[b]	51.00[g]

IVY SMALL CAP GROWTH FUND

(formerly, W&R Small Cap Growth Funda)

	Selected Per-Share Data
	---------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		-------------------------------------------------------			------------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-03 to 9-30-03	$ 8.25	$(0.10)	$ 1.57	$ 1.47	$(0.00)	$(0.00)	$(0.00)	$ 9.72
4-1-02 to 3-31-03	10.59	(0.23)	(2.11)	(2.34)	(0.00)	(0.00)	(0.00)	8.25
4-1-01 to 3-31-02	9.43	(0.59)	1.75	1.16	(0.00)	(0.00)	(0.00)	10.59
7-3-00[d] to 3-31-01	19.64	(0.02)	(4.74)	(4.76)	(0.00)	(5.45)	(5.45)	9.43
Class B
4-1-03 to 9-30-03	$ 8.01	$(0.10)	$ 1.48	$ 1.38	$(0.00)	$(0.00)	$(0.00)	$ 9.39
4-1-02 to 3-31-03	10.40	(0.21)	(2.18)	(2.39)	(0.00)	(0.00)	(0.00)	8.01
4-1-01 to 3-31-02	9.36	(0.26)	1.30	1.04	(0.00)	(0.00)	(0.00)	10.40
7-6-00[d] to 3-31-01	19.26	(0.06)	(4.39)	(4.45)	(0.00)	(5.45)	(5.45)	9.36
Class Cf,g
4-1-03 to 9-30-03	$ 8.07	$(0.10)	$ 1.50	$ 1.40	$(0.00)	$(0.00)	$(0.00)	$ 9.47
4-1-02 to 3-31-03	10.44	(0.16)	(2.21)	(2.37)	(0.00)	(0.00)	(0.00)	8.07
4-1-01 to 3-31-02	9.38	(0.16)	1.22	1.06	(0.00)	(0.00)	(0.00)	10.44
4-1-00 to 3-31-01	21.64	(0.10)	(6.71)	(6.81)	(0.00)	(5.45)	(5.45)	9.38
4-1-99 to 3-31-00	14.74	(0.18)	10.22	10.04	(0.00)	(3.14)	(3.14)	21.64
4-1-98 to 3-31-99	14.29	(0.11)	2.91	2.80	(0.00)	(2.35)	(2.35)	14.74
Class Yf
4-1-03 to 9-30-03	$ 8.89	$(0.12)	$ 1.72	$ 1.60	$(0.00)	$(0.00)	$(0.00)	$10.49
4-1-02 to 3-31-03	11.39	(0.11)	(2.39)	(2.50)	(0.00)	(0.00)	(0.00)	8.89
4-1-01 to 3-31-02	10.14	(0.34)	1.59	1.25	(0.00)	(0.00)	(0.00)	11.39
4-1-00 to 3-31-01	22.65	(0.20)	(6.86)	(7.06)	(0.00)	(5.45)	(5.45)	10.14
4-1-99 to 3-31-00	15.21	(0.15)	10.73	10.58	(0.00)	(3.14)	(3.14)	22.65
4-1-98 to 3-31-99	14.55	0.00	3.01	3.01	(0.00)	(2.35)	(2.35)	15.21
(a)Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)Commencement of operations of the class.
(e)For the fiscal year ended March 31, 2001.
(f)Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
(g)The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
		Ratios and Supplemental Data
		-----------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
4-1-03 to 9-30-03	17.82%[b]	$33	1.48%[c]	-1.16%[c]	33.64%
4-1-02 to 3-31-03	-22.10[b]	20	1.54	-1.22	30.63
4-1-01 to 3-31-02	12.30[b]	16	1.39	-0.93	28.77
7-3-00[d] to 3-31-01	-28.30[b]	4	1.49[c]	-0.39[c]	47.85[e]
Class B
4-1-03 to 9-30-03	17.23%	$10	2.59%[c]	-2.27%[c]	33.64%
4-1-02 to 3-31-03	-22.98	7	2.64	-2.31	30.63
4-1-01 to 3-31-02	11.11	8	2.43	-1.94	28.77
7-6-00[d] to 3-31-01	-27.29	5	2.31[c]	-1.18[c]	47.85e
Class Cf,g
4-1-03 to 9-30-03	17.35%	$305	2.31%[c]	-1.99%[c]	33.64%
4-1-02 to 3-31-03	-22.70	273	2.31	-1.98	30.63
4-1-01 to 3-31-02	11.30	435	2.20	-1.70	28.77
4-1-00 to 3-31-01	-35.17	459	2.12	-0.81	47.85
4-1-99 to 3-31-00	73.38	801	2.11	-0.90	82.24
4-1-98 to 3-31-99	21.61	425	2.10	-0.90	51.41
Class Yf
4-1-03 to 9-30-03	18.00%	$67	1.36%[c]	-1.04%[c]	33.64%
4-1-02 to 3-31-03	-21.95	42	1.33	-1.00	30.63
4-1-01 to 3-31-02	12.33	48	1.31	-0.83	28.77
4-1-00 to 3-31-01	-34.67	21	1.30	-0.02	47.85
4-1-99 to 3-31-00	74.71	17	1.30	-0.09	82.24
4-1-98 to 3-31-99	22.73	8	1.18	0.08	51.41

IVY SMALL CAP VALUE FUND

Historical information is presented for Advantus Venture Fund Class A shares for periods prior to December 8, 2003.

	Selected Per-Share Data
	--------------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations				Less Distributions
		-------------------------------------------------				--------------------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value End of Period

Class A
8-1-03 to 1-31-04*	$13.02	$(0.06)	$3.41	$3.35	$(0.00)	$(0.02)	$(0.00)	$(0.02)	$16.35
8-1-02 to 7-31-03	12.25	(0.09)	1.74	1.65	-[b]	(0.88)	(0.00)	(0.88)	13.02
8-1-01 to 7-31-02	15.05	(0.08)	(1.84)	(1.92)	0.00	(0.88)	(0.00)	(0.88)	12.25
8-1-00 to 7-31-01	11.47	(0.06)	4.04	3.98	0.00	(0.40)	(0.00)	(0.40)	15.05
8-1-99 to 7-31-00	11.20	0.05	0.32	0.37	(0.06)	(0.00)	(0.00)	(0.10)	11.47
8-1-98 to 7-31-99	12.03	0.10	(0.59)	(0.49)	(0.09)	(0.23)	(0.02)	(0.34)[c]	11.20
Class B
12-8-03[c] to 1-31-04*	$15.27	$(0.02)	$1.11	$109	$(0.00)	$(0.02)	$(0.00)	$(0.02)	$16.34
Class C
12-8-03[c] to 1-31-04*	$15.27	$(0.02)	$1.11	$109	$(0.00)	$(0.02)	$(0.00)	$(0.02)	$16.34
Class Y
12-8-03[c] to 1-31-04*	$15.27	$(0.02)	$1.12	$110	$(0.00)	$(0.02)	$(0.00)	$(0.02)	$16.35
* unaudited
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Amount is less than $0.01.
(c)Commencement of operations of the class.
(d)Annualized.
(e)For the six months ended January 31, 2004.
		Ratios and Supplemental Data
		---------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate

Class A
8-1-03 to 1-31-04*	25.75%[a]	$59	1.59%[d]	na	(0.69)%[d]	na	21%
8-1-02 to 7-31-03	14.91[a]	59	1.53	1.53%	(0.82)	(0.82)%	54
8-1-01 to 7-31-02	(13.27)[a]	53	1.27	1.37	(0.57)	(0.67)	37
8-1-00 to 7-31-01	35.18[a]	55	1.40	1.51	(0.56)	(0.67)	38
8-1-99 to 7-31-00	3.74[a]	31	1.40	1.71	0.63	0.32	169
8-1-98 to 7-31-99	(3.89)[a]	32	1.40	1.64	0.81	0.57	104
Class B
12-8-03[c] to 1-31-04*	7.15%	$__[f]	2.17%[d]	na%	(1.70)%[d]	na%	21%[e]
Class C
12-8-03[c] to 1-31-04*	7.15%	$1	2.17%[d]	na%	(1.73)%[d]	na%	21%[e]
Class Y
12-8-03[c] to 1-31-04*	7.22%	$24	1.49%[d]	na%	(0.83)%[d]	na%	21%[e]

IVY TAX-MANAGED EQUITY FUND

(formerly, W&R Tax-Managed Equity Fund)

	Selected Per-Share Data
	--------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations				Less Distributions
		------------------------------------------------------				---------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
4-1-03 to 9-30-03	$ 5.73	$(0.06)	$ 0.94	$0.88	$(0.00)	$(0.00)	$(0.00)	$6.61
4-1-02 to 3-31-03	6.43	(0.03)	(0.67)	(0.70)	(0.00)	(0.00)	(0.00)	5.73
4-1-01 to 3-31-02	7.19	(0.08)	(0.68)	(0.76)	(0.00)	(0.00)	(0.00)	6.43
6-30-00[c] to 3-31-01	10.00	(0.00)	(2.81)	(2.81)	(0.00)	(0.00)	(0.00)	7.19
Class B
4-1-03 to 9-30-03	$ 5.58	$(0.07)	$ 0.89	$0.82	$(0.00)	$(0.00)	$(0.00)	$6.40
4-1-02 to 3-31-03	6.31	(0.11)	(0.62)	(0.73)	(0.00)	(0.00)	(0.00)	5.58
4-1-01 to 3-31-02	7.12	(0.13)	(0.68)	(0.81)	(0.00)	(0.00)	(0.00)	6.31
7-13-00[c] to 3-31-01	10.06	(0.05)	(2.89)	(2.94)	(0.00)	(0.00)	(0.00)	7.12
Class C
4-1-03 to 9-30-03	$ 5.57	$(0.05)	$ 0.87	$0.82	$(0.00)	$(0.00)	$(0.00)	$6.39
4-1-02 to 3-31-03	6.32	(0.12)	(0.63)	(0.75)	(0.00)	(0.00)	(0.00)	5.57
4-1-01 to 3-31-02	7.13	(0.19)	(0.62)	(0.81)	(0.00)	(0.00)	(0.00)	6.32
7-6-00[c] to 3-31-01	10.01	(0.06)	(2.82)	(2.88)	(0.00)	(0.00)	(0.00)	7.13
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Commencement of operations of the class.
(d)Not shown due to rounding.
		Ratios and Supplemental Data
		---------------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Ratio of Waiver	Ratio of Expenses to Average Net Assets without Ratio of Waiver	Investment Income (Loss) to Average Net Assets with Investment Waiver	Investment Income (Loss) to to Average Net Assets without Investment Waiver	Portfolio Turnover Rate

Class A
4-1-03 to 9-30-03	15.36%[a]	$5	2.25%[b]	2.90%[b]	-1.77%[b]	-2.42%[b]	54.51%
4-1-02 to 3-31-03	-10.89[a]	4	1.50	2.15	-0.67	-1.32	145.24
4-1-01 to 3-31-02	-10.57[a]	4	1.62	2.17	-0.92	-1.46	95.60
6-30-00[c] to 3-31-01	-28.10[a]	4	1.27[b]	1.80b	-0.09[b]	-0.62[b]	73.46
Class B
4-1-03 to 9-30-03	14.70%	$-[d]	3.23%[b]	3.88%[b]	-2.76%[b]	-3.41%[b]	54.51%
4-1-02 to 3-31-03	-11.57	-[d]	2.47	3.12	-1.63	-2.28	145.24
4-1-01 to 3-31-02	-11.38	-[d]	2.56	3.42	-1.86	-2.71	95.60
7-13-00[c] to 3-31-01	-29.22	-[d]	2.45[b]	3.48[b]	-1.74[b]	-2.77[b]	73.46
Class C
4-1-03 to 9-30-03	14.72%	$1	3.39%[b]	4.04%[b]	-2.92%[b]	-3.57%[b]	54.51%
4-1-02 to 3-31-03	-11.87	1	2.64	3.29	-1.81	-2.46	145.24
4-1-01 to 3-31-02	-11.36	1	2.76	3.69	-2.07	-2.99	95.60
7-6-00[c] to 3-31-01	-28.77	-[d]	2.35[b]	3.34[b]	-1.52[b]	-2.50[b]	73.46

IVY VALUE FUND

Historical information is presented for Advantus Cornerstone Fund Class A shares for periods prior to December 8, 2003.

	Selected Per-Share Data
	----------------------------------------------------------------------------------------------------------------------------------------------------------
		Increase (Decrease) From Investment Operations			Less Distributions
		--------------------------------------------------			----------------------------------------------------------------------
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value End of Period

Class A
8-1-03 to 1-31-04*	$12.54	$0.08	$1.82	$1.90	$(0.05)	$(0.00)	$(0.00)	$(0.05)	$14.39
8-1-02 to 7-31-03	11.81	0.12	0.72	0.84	(0.11)	(0.00)	(0.00)	(0.11)	12.54
10-1-01 to 7-31-02	12.59	0.08	(0.78)	(0.70)	(0.08)	(0.00)	(0.00)	(0.08)	11.81
10-1-00 to 9-30-01	15.08	0.09	(2.50)	(2.41)	(0.08)	(0.00)	(0.00)	(0.08)	12.59
10-1-99 to 9-30-00	15.14	0.06	0.13	0.19	(0.05)	(0.13)	(0.06)	(0.25)[c]	15.08
10-1-98 to 9-30-99	13.88	0.15	1.26	1.41	(0.15)	(0.00)	(0.00)	(0.15)	15.14
10-1-97 to 9-30-98	18.68	0.16	(3.04)	(2.88)	(0.16)	(1.76)	(0.00)	(1.92)	13.88
Class B
12-8-03[c] to 1-31-04*	$13.63	$0.03	$0.75	$0.78	$(0.04)	$(0.00)	$(0.00)	$(0.04)	$14.37
Class C
12-8-03[c] to 1-31-04*	$13.63	$0.03	$0.75	$0.78	$(0.04)	$(0.00)	$(0.00)	$(0.04)	$14.37
Class Y
12-8-03[c] to 1-31-04*	$13.63	$0.01	$0.79	$0.80	$(0.04)	$(0.00)	$(0.00)	$(0.04)	$14.39
* unaudited
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Commencement of operations of the class.
(d)For the six months ended January 31, 2004.
(e)Not shown due to rounding.
		Ratios and Supplemental Data
		---------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate

Class A
8-1-03 to 1-31-04*	15.04%	$50	1.36%[b]	1.45%[b]	0.75%[b]	0.66%[b]	64%
8-1-02 to 7-31-03	7.23	64	1.29	1.50	1.05	0.84	123
10-1-01 to 7-31-02	(5.72)	58	1.24[b]	1.41[b]	0.70[b]	0.53[b]	95
10-1-00 to 9-30-01	(15.97)	66	1.24	1.39	0.61	0.46	148
10-1-99 to 9-30-00	1.26	81	1.24	1.34	0.43	0.33	180
10-1-98 to 9-30-99	10.13	93	1.21	1.23	0.94	0.92	79
10-1-97 to 9-30-98	(16.45)	94	1.16	1.25	0.98	0.89	114
Class B
12-8-03[c] to 1-31-04*	5.70%	__[e]	2.04%[b]	na	(0.03)%[b]	na	64%[d]
Class C
12-8-03[c] to 1-31-04*	5.70%	__[e]	2.04%[b]	na	(0.06)%[b]	na	64%[d]
Class Y
12-8-03[c] to 1-31-04*	5.87%	$23	1.30%[b]	na	0.047%[b]	na	64%[d]

IVY FUNDS

Custodian	Distributor
UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106	Ivy Funds Distributor, Inc. 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 800-777-6472

Legal Counsel	Transfer Agent
Bell, Boyd & Lloyd LLC Three First National Plaza 70 West Madison Street Suite 3300 Chicago, Illinois 60602-4207	Waddell & Reed Services Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 800-777-6472

Independent Auditors	Accounting Services Agent
Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232	Waddell & Reed Services Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 800-777-6472
Investment Manager
Waddell & Reed Ivy Investment Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 800-777-6472

IVY FUNDS

You can get more information about each Fund in the--

  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file numbers are as follows:

Ivy Funds, Inc. 811-6569
Ivy Fund: 811-01028

IVY FUNDS DISTRIBUTOR, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-777-6472

WRP3300 526863

IVY CUNDILL GLOBAL VALUE FUND

IVY EUROPEAN OPPORTUNITIES FUND

IVY GLOBAL NATURAL RESOURCES FUND

IVY INTERNATIONAL FUND

IVY INTERNATIONAL VALUE FUND
IVY CASH RESERVES FUND
IVY PACIFIC OPPORTUNITIES FUND
series of

IVY FUNDS

6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

913-236-2000
888-WADDELL

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2004

         Ivy Funds (the "Trust") is an open-end management investment company that currently consists of fifteen portfolios, each of which is diversified. This Statement of Additional Information ("SAI" ) relates to Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund, Ivy Cash Reserves Fund (formerly, Ivy Money Market Fund) and Ivy Pacific Opportunities Fund (each a "Fund" and, collectively, the "Funds"). The other eight portfolios of the Trust are described in separate SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated January 28, 2004, as revised from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust or its distributor, Ivy Funds Distributor, Inc. (IFDI), at the address and telephone number above.

         The Funds' Annual Report to shareholders dated December 31, 2003 is incorporated by reference into this SAI. Each Fund's Annual Report may be obtained without charge from the Trust at the address and telephone number above.

GENERAL INFORMATION	3
INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS	3
IVY CUNDILL GLOBAL VALUE FUND	3
IVY EUROPEAN OPPORTUNITIES FUND	6
IVY GLOBAL NATURAL RESOURCES FUND	8
IVY INTERNATIONAL FUND	11
IVY INTERNATIONAL VALUE FUND	14
IVY CASH RESERVES FUND	16
IVY PACIFIC OPPORTUNITIES FUND	19
RISK CONSIDERATIONS	22
PORTFOLIO TURNOVER	42
TRUSTEES AND OFFICERS	44
PRINCIPAL HOLDERS OF SECURITIES	51
INVESTMENT ADVISORY AND OTHER SERVICES	56
BROKERAGE ALLOCATION	68
PROXY VOTING POLICY	70
CAPITALIZATION AND VOTING RIGHTS	72
SPECIAL RIGHTS AND PRIVILEGES	74
REDEMPTIONS	84
CONVERSION OF CLASS B SHARES	85
NET ASSET VALUE	85
DETERMINATION OF OFFERING PRICE	86
TAXATION	87
UNDERWRITER	93
PERFORMANCE INFORMATION	93
FINANCIAL STATEMENTS	100
APPENDIX A	100

GENERAL INFORMATION

         Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Prior to July 23, 2003, the Trust was known as Ivy Fund.

         Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that Waddell & Reed Ivy Investment Company (WRIICO), the Funds' investment manager, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, WRIICO may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

         Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Principal Strategies" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY CUNDILL GLOBAL VALUE FUND

         The Fund seeks long-term capital growth. Any income realized will be incidental. The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world. Although the Fund will not invest more than 25% of its total assets in any one industry and does not expect to focus its investments in a single country, it may at any given time have a significant percentage of its total assets in one or more market sectors and could have a substantial portion of its total assets invested in a particular country.

         The investment approach of Peter Cundill & Associates, Inc., the Fund's sub-advisor ("Cundill" or the "sub-advisor"), is based on a contrarian "value" philosophy. The sub-advisor looks for securities that it believes are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, the sub-advisor focuses on assets, earnings, dividends, prospects and management capabilities of the company. Essentially, the sub-advisor revalues the assets and liabilities of the company to reflect the sub-advisor's estimate of fair value. Securities are purchased where there is a substantial discount of price to the estimate of the company's intrinsic value. Because the approach is to look for undervalued securities, the sub-advisor does not forecast economies or corporate earnings and does not rely on market timing.

         The Fund may invest in warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies. The Fund may not invest more than 5% of its total assets in restricted securities.

         For temporary defensive purposes and during periods when WRIICO believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 -by Standard & Poor's Ratings Group ("S&P"), or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

         The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY CUNDILL GLOBAL VALUE FUND

         The Fund's investment objectives as set forth in the "Principal Strategies" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

    The Fund has elected to be classified as a diversified series of an open-end investment company.
    The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
    The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.
    The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.
    The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.
    The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY CUNDILL GLOBAL VALUE FUND

         The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

    purchase or sell real estate limited partnership interests;
    purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);
    invest in oil, gas and/or mineral exploration or development programs;
    purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, and except that the Fund may make margin deposits in connection with transactions in options, futures and options on futures;
    make investments in securities for the purpose of exercising control over or management of the issuer;
    participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of WRIICO for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;
    borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;
    purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or
    purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in Section 12(d)(1) of the 1940 Act.

IVY EUROPEAN OPPORTUNITIES FUND

         The Fund's investment objective is long-term capital growth by investing in the securities markets of Europe. Henderson Investment Management Limited ("Henderson"), the Fund's subadvisor responsible for day-to-day investments of the Fund's assets, will invest the Fund's assets in the securities of European companies, including those companies operating in the emerging markets of Europe and small capitalization companies operating in the developed markets of Europe. The Fund may also invest in larger capitalization European companies and European companies which have been subject to special circumstances, e.g., privatized companies or companies which provide exceptional value. Although the majority of the Fund's assets will be invested in equity securities, the Fund may also invest in cash, short-term or long-term fixed income securities issued by corporations and governments of Europe if considered appropriate in relation to the then current economic or market conditions in any country. Investments made by the Fund may include securities issued pursuant to initial public offerings ("IPO").

         The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of European companies, which include (a) large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings); (b) small and mid-capitalization companies in the more developed markets of Europe; and (c) companies operating in Europe's emerging markets. The Fund may engage in short-term trading. The Fund may also invest in sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs), European Depository Receipts ("EDRs"), and Global Depository Shares ("GDSs). The Fund does not expect to concentrate its investments in any particular industry.

         The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by Henderson to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. The Fund may purchase Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

         For temporary defensive purposes or when Henderson believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P or, if unrated, considered by Henderson to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper.

         The Fund may borrow money in accordance with the provisions of the 1940 Act. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

         For hedging purposes, the Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls.

         For hedging purposes only, the Fund may engage in transactions in (and options on) stock index, interest rate and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND

         Ivy European Opportunities Fund's investment objective, as set forth in the Prospectus under "Investment Objective and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

    The Fund has elected to be classified as a diversified series of an open-end investment company.
    The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
    The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.
    The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.
    The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.
    The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND

         Ivy European Opportunities Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

    invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the subadvisor's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market or to other factors, is liquid;
    purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;
    purchase or sell real estate limited partnership interests;
    sell securities short, except for short sales "against the box";
    participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's subadvisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;
    purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;
    make investments in securities for the purpose of exercising control over or management of the issuer; or
    invest in interests in oil, gas and/or mineral exploration or development programs (other than securities of companies that invest in or sponsor such programs).

IVY GLOBAL NATURAL RESOURCES FUND

         Ivy Global Natural Resources Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

         The Fund's investment advisor is Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

         MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities.

         For temporary defensive purposes, Ivy Global Natural Resources Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy puts, calls, straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUND

         Ivy Global Natural Resources Fund's investment objectives as set forth in the "Principal Strategies" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

    The Fund has elected to be classified as a diversified series of an open-end investment company.
    The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
    The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.
    The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in (a) commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI and (b) commodities relating to natural resources, as described in the Prospectus and this SAI.
    The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.
    The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         ADDITIONAL RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUND

         Ivy Global Natural Resources Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

    invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or inWRIICO's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;
    purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;
    purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);
    invest in interests in oil, gas and/or mineral exploration or development programs;
    sell securities short, except for short sales "against the box;"
    borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;
    participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;
    purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or
    make investments in securities for the purpose of exercising control over management of the issuer.

         Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY INTERNATIONAL FUND

         The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 80% of the Fund's net assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets.

         WRIICO invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. WRIICO seeks to identify healthy foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected on the basis of various indicators, such as earnings, cash flow, assets, long-term growth potential and quality of management, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

         When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by WRIICO to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 15% of its net assets in illiquid securities.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL FUND

         The Fund's investment objectives as set forth in the Prospectus under "Principal Strategies," and the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

    The Fund has elected to be classified as a diversified series of an open-end investment company.
    The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
    The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.
    The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.
    The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.
    The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY INTERNATIONAL FUND

         The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

    invest in oil, gas or other mineral leases or exploration or development programs;
    invest in companies for the purpose of exercising control of management;
    invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;
    borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;
    purchase securities on margin;
    sell securities short;
    purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;
    invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities, and instrumentalities);
    hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or
    purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY INTERNATIONAL VALUE FUND

         Ivy International Value Fund's principal investment objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 80% of the Fund's net assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. WRIICO, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. WRIICO seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

         When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by WRIICO to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act and up to 15% of its net assets in illiquid securities.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL VALUE FUND

         Ivy International Value Fund's investment objectives as set forth in the "Principal Strategies" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

    The Fund has elected to be classified as a diversified series of an open-end investment company.
    The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
    The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.
    The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.
    The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.
    The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY INTERNATIONAL VALUE FUND

         Ivy International Value Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

    invest in oil, gas or other mineral leases or exploration or development programs;
    invest in companies for the purpose of exercising control of management;
    sell securities short, except for short sales "against the box;"

    borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for emergency purposes.
    purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;
    purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or
    purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidations, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder.

         Ivy International Value Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.

IVY CASH RESERVES FUND

(formerly, Ivy Money Market Fund)

         The Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short-term securities. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares, although the Trustees may make non-material changes in the Fund's objectives without shareholder approval. Except for the Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in the Prospectus and in this SAI are not fundamental and therefore may be changed by the Trustees without shareholder approval. There can be no assurance that the Fund will achieve its investment objectives. The different types of securities and investment techniques used by the Fund involve varying degrees of risk. For information about the particular risks associated with each type of investment, see the description of risk factors below, and the "Risk Factors and Investment Techniques" section of the Prospectus.

         The Fund invests in money market instruments maturing within thirteen months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less. By purchasing such short-term securities, the Fund will attempt to maintain a constant net asset value of $1.00 per share. The Funds portfolio of investments is actively monitored on a daily basis to maintain competitive yields on investments.

         The securities in which the Fund invests must present minimal credit risk and be rated in one of the two highest short-term rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the securities or issuer, or if only one NRSRO has assigned a rating, by that agency or determined to be of equivalent value by WRIICO. Purchases of securities that are rated by only one NRSRO must be previously approved or ratified subsequently by the Trustees. Securities that are rated in the highest short-term rating category by at least two NRSROs (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) are designated "First Tier Securities." Securities rated in the two highest short-term rating categories by at least two NRSROs, but which are not rated in the highest category by two or more NRSROs, are designated "Second Tier Securities." WRIICO shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Trustees.

         The Fund will invest in the following categories of money market instrument: (i) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) obligations (including certificates of deposits and bankers' acceptances) of domestic banks and savings and loan associations; (iii) high-quality commercial paper that at the time of purchase is rated at least A-2 by Moody's or AA or P-2 by S&P or, if unrated, is issued or guaranteed by a corporation with outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or which is judged by WRIICO to be of at least equivalent quality; (iv) short-term corporate notes, bonds and debentures that at the time of purchase are rated at least Aa by Moody's or AA by S&P or that are judged by WRIICO to be of at least equivalent quality; and (v) repurchase agreements with domestic banks for periods not exceeding seven days and only with respect to U.S. government securities that throughout the period have a value at least equal to the amount of the loan (including accrued interest).

         The Fund may not invest more than 5% of its total assets in the securities of any one issuer; provided, however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. This limitation shall not apply to U.S. Government securities. Further, the Fund will not invest more than the greater of 1% of its total assets or one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities that are Second Tier Securities when acquired by the Fund. As a fundamental policy, the Fund may not borrow money, except for temporary purposes, and then only in an amount not exceeding 10% of the value of the Fund's total assets.

INVESTMENT RESTRICTIONS FOR IVY CASH RESERVES FUND

         The Fund's investment objectives as set forth in the Prospectus under "Investment Objective and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act), of the Fund's outstanding voting shares. The Fund has adopted the following fundamental investment restrictions:

    The Fund has elected to be classified as a diversified series of an open-end investment company.
    The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
    The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.
    The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.
    The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.
    The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, although the Fund may concentrate its investments in instruments issued by domestic banks in accordance with its Prospectus and applicable law.

ADDITIONAL RESTRICTIONS FOR CASH RESERVES FUND

         The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

    invest in oil, gas or other mineral leases or exploration or development programs;
    invest more than 5% of the value of its total assets in the securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years;
    purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments (illiquid investments include restricted securities not determined to be liquid pursuant to guidelines adopted by the Board of Trustees);
    engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);
    invest in companies for the purpose of exercising control of management;
    invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;
    borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;
    purchase securities on margin;
    sell securities short;
    purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or
    purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) as prohibiting investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY PACIFIC OPPORTUNITIES FUND

         The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies such as those whose securities are traded mainly on markets in the Pacific region, which for purposes of this SAI is defined to include Australia, Bangladesh, Brunai, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Pacific region issuers include: (a) securities of companies organized under the laws of a Pacific region country or whose principal securities trading market is in the Pacific region; (b) securities that are issued or guaranteed by the government of a Pacific region country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

         The Fund may participate in markets throughout the Pacific region, and it is expected that the Fund will be invested at all times in at least three Pacific region countries. Although it is permitted to, the Fund does not currently anticipate investing in Japan. As a fundamental policy, the Fund does not concentrate its investments in any particular industry.

         The Fund may invest up to 35% of its assets in investment-grade debt securities (i.e., those rated in the four highest rating categories used by Moody's or S&P of government or corporate issuers in emerging market countries, equity securities and investment-grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by WRIICO to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs, and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. The Fund may write or buy straddles or spreads. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY PACIFIC OPPORTUNITIES FUND

         Ivy Pacific Opportunities Fund's investment objectives as set forth in the "Principal Strategies" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

    The Fund has elected to be classified as a diversified series of an open-end investment company.
    The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
    The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
    The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.
    The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.
    The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.
    The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY PACIFIC OPPORTUNITIES FUND

         Ivy Pacific Opportunities Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

    invest in oil, gas or other mineral leases or exploration or development programs;
    invest in companies for the purpose of exercising control of management;
    purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;
    invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in WRIICO's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;
    borrow money, except for temporary purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;
    purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;
    participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;
    sell securities short, except for short sales "against the box"; or
    purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

RISK CONSIDERATIONS

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

         Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

         Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Some Funds may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

NATURAL RESOURCES AND PHYSICAL COMMODITIES

         Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, that Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

         Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

         Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

ADJUSTABLE RATE PREFERRED STOCKS

         Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by WRIICO to be of comparable quality.

         LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of WRIICO not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on WRIICO's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, WRIICO will determine whether it is in the best interest of each Fund to retain or dispose of such security. However, should any individual bond held by any Fund be downgraded below a rating of C, WRIICO currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

         ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. Certain of the Funds use such investment techniques in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. In either instance, a Fund will maintain in a segregated account with its Custodian, cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

         Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by WRIICO in determining whether a security is liquid and therefore not subject to the 15% limitation.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, WRIICO will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors WRIICO may consider in reaching liquidity decisions relating to Rule 144A and other illiquid securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which each Fund (other than Ivy Cash Reserves Fund) may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored ADRs, GDRs and related depository instruments, ADSs, GDSs, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

         Although WRIICO intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. WRIICO seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

         ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

         Each Fund (other than Ivy Cash Reserves Fund) could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the performance of each Fund (other than Ivy Cash Reserves Fund) favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, WRIICO believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund (other than Ivy Cash Reserves Fund) and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the investments of each Fund (other than Ivy Cash Reserves Fund). Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund (other than Ivy Cash Reserves Fund) could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the net asset value of each Fund (other than Ivy Cash Reserves Fund).

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the assets of each Fund (other than Ivy Cash Reserves Fund) invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of the cash and securities of each Fund (other than Ivy Cash Reserves Fund), the investment of each Fund (other than Ivy Cash Reserves Fund) in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

SECURITIES ISSUED IN PACIFIC REGION COUNTRIES

         Certain Pacific region countries in which Ivy Pacific Opportunities Fund is likely to invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

         Investing in securities of issuers in Pacific region countries involves certain considerations not typically associated with investing in securities issued in the United States or in other developed countries, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Pacific region securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

         Certain Pacific region countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

         The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

         Securities exchanges, issuers and broker-dealers in some Pacific region countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Pacific region securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of a Fund's investments.

FOREIGN SOVEREIGN DEBT OBLIGATIONS

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including each Fund other than Ivy Cash Reserves Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

BRADY BONDS

         Ivy European Opportunities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, the Philippines, Poland, Uruguay, and Venezuela.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

         Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund (other than Ivy Cash Reserves Fund) may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund (other than Ivy Cash Reserves Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund (other than Ivy Cash Reserves Fund) may incur costs in connection with conversions between various currencies. Although each Fund's (other than Ivy Cash Reserves Fund) custodian values the Fund's assets daily in terms of U.S. dollars, each Fund (other than Ivy Cash Reserves Fund) does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund (other than Ivy Cash Reserves Fund) will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund (other than Ivy Cash Reserves Fund) will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because each Fund (other than Ivy Cash Reserves Fund) normally will be invested in both U.S. and foreign securities markets, changes in each Fund's (other than Ivy Cash Reserves Fund) share price may have a low correlation with movements in U.S. markets. Each Fund's (other than Ivy Cash Reserves Fund) share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's (other than Ivy Cash Reserves Fund) investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which each Fund's (other than Ivy Cash Reserves Fund) assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund (other than Ivy Cash Reserves Fund).

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Each Fund (other than Ivy Cash Reserves Fund) may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While each Fund (other than Ivy Cash Reserves Fund) may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Each Fund (other than Ivy Cash Reserves Fund) may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund (other than Ivy Cash Reserves Fund) may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         Each Fund (other than Ivy Cash Reserves Fund) may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OTHER INVESTMENT COMPANIES

         Each Fund (other than Ivy Cash Reserves Fund) may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, a Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). Each Fund (other than Ivy Cash Reserves Fund) could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that WRIICO has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by WRIICO under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in WRIICO's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITs)

         A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through certain Funds, a shareholder will bear not only his or her proportionate share of the expenses of each Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligations in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

         Each Fund (other than Ivy Cash Reserves Fund) will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See "Taxation."

         Each Fund (other than Ivy Cash Reserves Fund) will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund (other than Ivy Cash Reserves Fund) and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, WRIICO will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund (other than Ivy Cash Reserves Fund) may write (sell) covered call options on each Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund (other than Ivy Cash Reserves Fund) generally would write call options only in circumstances where the investment advisor to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund (other than Ivy Cash Reserves Fund) may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund (other than Ivy Cash Reserves Fund) may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund (other than Ivy Cash Reserves Fund), as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

         Each Fund (other than Ivy Cash Reserves Fund) may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. Each Fund (other than Ivy Cash Reserves Fund) may write (sell) put options on individual securities only to effect a "closing sale transaction."

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

         A Fund's (other than Ivy Cash Reserves Fund) options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         A Fund's (other than Ivy Cash Reserves Fund) success in using options techniques depends, among other things, on WRIICO's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. Each Fund (other than Ivy Cash Reserves Fund) may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund (other than Ivy Cash Reserves Fund) will mark-to-market its open futures position.

         Each Fund (other than Ivy Cash Reserves Fund) is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund (other than Ivy Cash Reserves Fund) generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund (other than Ivy Cash Reserves Fund) generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, each Fund (other than Ivy Cash Reserves Fund) will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, each Fund (other than Ivy Cash Reserves Fund) may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, each Fund (other than Ivy Cash Reserves Fund) will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund (other than Ivy Cash Reserves Fund) may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, each Fund (other than Ivy Cash Reserves Fund) will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, each Fund (other than Ivy Cash Reserves Fund) will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund (other than Ivy Cash Reserves Fund) may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Each Fund (other than Ivy Cash Reserves Fund) may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund (other than Ivy Cash Reserves Fund) may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         Each Fund (other than Ivy Cash Reserves Fund) will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund (other than Ivy Cash Reserves Fund) will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         Each Fund (except Ivy Global Natural Resources Fund and Ivy Cash Reserves Fund) may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         Each Fund's success in using hedging techniques depends, among other things, on WRIICO's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

COMBINED TRANSACTIONS

         Each Fund (other than Ivy Cash Reserves Fund) may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of WRIICO, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on WRIICO's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

LENDING OF PORTFOLIO SECURITIES

         To enhance the return on its portfolio, each Fund (other than Ivy Cash Reserves Fund) may enter into a securities lending program that is operated by a securities lending agent. Under the program, a Fund may lend securities in its portfolio (subject to a limit of 33 1/3% of the Fund's total assets) to certain securities firms and financial institutions, provided that each loan is secured by collateral having a market value at least equal to 100% of the market value of the loaned securities, either in the form of cash (including U.S. dollar and non-U.S. dollar currency) or securities issued or fully guaranteed by the United States government or any agency or instrumentality thereof. Pursuant to an agreement with the Fund, the lending agent will indemnify the Fund against borrower default. Each loan is terminable on demand, and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may use or invest any cash collateral at its own risk and for its own benefit. The Fund will pay the borrower a predetermined fee or rebate for each loan of securities. Under the program, the Fund may terminate a loan at any time in order to exercise voting rights with respect to a material event affecting the issuer of loaned securities. The risks in lending portfolio securities, as with other extensions of credit, consist of, among other things, the possibility of loss to the Fund due to: (i) the delay or default by a borrower of its obligation to return the loaned securities or (ii) a loss of rights in the collateral should a borrower fail financially.

PORTFOLIO TURNOVER

         Each Fund (other than Ivy Cash Reserves Fund) purchases securities that are believed by WRIICO to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, each Fund (other than Ivy Cash Reserves Fund) may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The portfolio turnover rate for Ivy Cundill Value Fund was significantly higher in 2002 than it was in 2001 because of the increase in portfolio trading activity due to the decrease in assets (caused by increased redemption activity). A high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and could generate taxable income or loss to the shareholder.

         The portfolio turnover rates for the fiscal years ended December 31, 2001, 2002 and 2003 were:

	2001	2002	2003
Ivy Cundill Global Value Fund	57%	122%	24%
Ivy European Opportunities Fund	66%	69%	123%
Ivy Global Natural Resources Fund	169%	67%	58%
Ivy International Fund	43%	34%	136%
Ivy International Value Fund	39%	48%	148%
Ivy Cash Reserves Fund	n/a	n/a	n/a
Ivy Pacific Opportunities Fund	82%	16%	187%

MANAGEMENT OF THE FUNDS

Trustees and Officers

         The Board of Trustees (the "Board") oversees the operations of the Funds, which number 15 portfolios, and is responsible for the overall management and supervision of its affairs in accordance with the laws of the State of Massachusetts. The members of the Board are also Directors for, and similarly oversee the operations of, each of the 13 funds in the Ivy Funds, Inc., which, together with the Funds, comprise the Ivy Family of Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also oversee all of the funds in the Advisors Fund Complex.

         Subject to the Funds' retirement policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board and general oversight by the Board.

Independent Trustees

         The following table provides information regarding each Trustee who is not an "interested person" as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 63	Trustee	2002	President of Boettcher Enterprises, Inc. (agriculture products and services) since 1979; President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) since 1979; President of Boettcher Aerial, Inc. (Aerial Ag Applicator) since 1983	28	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Trustee	2002	CEO of PacPizza, Inc. (Pizza Hut franchise) since 2000; Secretary of Street Homes, LLP (homebuilding company) since 2001; President of Alien, Inc. (real estate development), 1997 to 2001	28	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 36	Trustee	2002	Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise	70	Director of each of the Funds in the Advisors Fund Complex
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 52	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm) since 1996; Member/Manager, Castle Valley Ranches, LLC (ranching) since 1995	28	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 66	Trustee	2002	Professor Emeritus, formerly, Professor of Business Administration, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City	70	Director of each of the Funds in the Advisors Fund Complex
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 Age:59	Trustee	2002	Retired; formerly, Managing Director-Institutional Sales, Merrill Lynch, 1983-1999	28

Director, Executive Board, Cox Business School, Southern Methodist University (since 1998); Director, Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (since February, 2003) (29 portfolios overseen)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	Trustee	2000	Chairman, CEO and Director of JBE Technology Group, Inc. (telecommunications and computer network consulting); CEO and Director of Asgard Holding, LLC (computer network and security services); President of Global Mutual Fund Services; President and CEO of Global Technology	28	Director of Hansberger Institutional Funds (2 portfolios overseen)

Interested Trustees

         The Trustees considered by the Funds and its counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment manager because of their employment by Waddell & Reed Financial, Inc. (WDR) or its subsidiaries are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ TRUSTEE/OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 58	Chairman of the Board Trustee	1998 1993	Chairman of the Board, Chief Executive Officer and Director of WDR; formerly, Principal Financial Officer of WDR; Chairman of the Board and Director of Waddell & Reed, Waddell & Reed Investment Management Company (WRIMCO) and Waddell & Reed Services Company (WRSCO); formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	70	Chairman and Director of each of the Funds in the Advisors Fund Complex
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	President Trustee	2001 1998	President, Chief Investment Officer and Director of WDR; formerly, Treasurer of WDR; Director of Waddell & Reed; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Executive Officer and Director of WRIICO; President and Director/Trustee of each of the funds in the Fund Complex	70	Director of each of the Funds in the Advisors Fund Complex; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO

*With respect to the Fund Complex.

Officers

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 61	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1976 1976 2002	Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the funds in the Fund Complex; formerly, Vice President of WRSCO
Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Vice President Secretary Associate General Counsel	2000 2000 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex; formerly, Assistant Secretary of funds in the Fund Complex; formerly, Compliance Officer of WRIMCO

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President General Counsel Assistant Secretary	2000 2000 2000

Vice President, Assistant Secretary and General Counsel of WDR; Senior Vice President, Secretary and General Counsel of Waddell & Reed, WRIMCO and WRSCO; Senior Vice President, Assistant Secretary and General Counsel of WRIICO; Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex; formerly, Assistant Secretary of WDR

*With respect to the Fund Complex.

         Committees of the Board

         Audit Committee. The Audit Committee assists the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee consists of Michael G. Smith, Jarold W. Boettcher and Glendon E. Johnson, Jr. During the last fiscal year, the Audit Committee held 5 meetings.

         Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise prohibited by law. The Executive Committee consists of Keith A. Tucker, Henry J. Herrmann and Edward M. Tighe. During the last fiscal year, Executive Committee did not meet.

         Governance Committee. The Governance Committee considers the responsibilities and actions of the Board of Trustees and also evaluates, selects and recommends to the Board candidates to serve as disinterested directors. The Governance Committee will consider candidates for Director recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Funds. Joseph Harroz, Jr., Eleanor B. Schwartz and James D. Gressett are the members of the Nominating Committee. During the last fiscal year, the Nominating Committee did not meet.

         Valuation Committee. The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. The Valuation Committee consists of Keith A Tucker and Henry J. Herrmann. During the last fiscal year, the Valuation Committee met seven times.

Ownership of Fund Shares as of December 31, 2003

         The following tables provide information regarding shares of the Funds owned by each Trustee, as well as the aggregate dollar range of shares owned, by each Trustee, within the Fund Complex.

INDEPENDENT TRUSTEES

Director	Dollar Range of Shares Owned: Ivy Cundill Global Value Fund	Dollar Range of Shares Owned: Ivy European Opportunities Fund	Dollar Range of Shares Owned: Ivy Global Natural Resources Fund
Jarold W. Boettcher	$0	$0	$0
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$1 to $10,000

Director	Dollar Range of Shares Owned: Ivy International Fund	Dollar Range of Shares Owned: Ivy International Value Fund	Dollar Range of Shares Owned: Ivy Pacific Opportunities Fund
Jarold W. Boettcher	$0	$0	$0
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Cash Reserves Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Jarold W. Boettcher	$0	$1 to $10,000
James D. Gressett	$0	$0
Joseph Harroz, Jr.	$0	$0
Glendon E. Johnson, Jr.	$0	$0
Eleanor B. Schwartz	$0	$0
Michael G. Smith	$0	over $100,000
Edward M. Tighe	$1 to $10,000	$10,001 to $50,000

INTERESTED TRUSTEES

Director	Dollar Range of Shares Owned: Ivy Cundill Global Value Fund	Dollar Range of Shares Owned: Ivy European Opportunities Fund	Dollar Range of Shares Owned: Ivy Global Natural Resources Fund
Henry J. Herrmann	$0	$0	$0
Keith A. Tucker	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy International Fund	Dollar Range of Shares Owned: Ivy International Value Fund	Dollar Range of Shares Owned: Ivy Pacific Opportunities Fund
Henry J. Herrmann	$0	$0	$0
Keith A. Tucker	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Cash Reserves Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Henry J. Herrmann	$0	$0
Keith A. Tucker	$0	$50,001 to $100,000

The following Directors have each deferred a portion of their annual compensation, and the deferred amounts are deemed invested in shares of funds within the Fund Complex. The values of these deferred accounts are:

Director	Dollar Range of Shares Deemed Owned: Ivy Cundill Global Value Fund	Dollar Range of Shares Deemed Owned: Ivy European Opportunities Fund	Dollar Range of Shares Deemed Owned: Ivy Global Natural Resources Fund
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$1 to $10,000	$1 to $10,000	$1 to $10,000
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$1 to $10,000	$0	$0

Director	Dollar Range of Shares Deemed Owned: Ivy International Fund	Dollar Range of Shares Deemed Owned: Ivy International Value Fund	Dollar Range of Shares Deemed Owned: Ivy Pacific Opportunities Fund
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Director	Dollar Range of Shares Deemed Owned: Ivy Cash Reserves Fund	Aggregate Dollar Range of Fund Shares Deemed Owned in All Funds within the Fund Complex
James D. Gressett	$0	$10,001 to $50,000
Joseph Harroz, Jr.	$0	over $100,000
Eleanor B. Schwartz	$0	$10,001 to $50,000
Michael G. Smith	$0	$10,001 to $50,000
Edward M. Tighe	$0	$10,001 to $50,000

Compensation

         The fees paid to the Trustees are divided among the funds in based on each Fund's relative size. During the fiscal year ended December 31, 2003, the Trustees received the following fees for their service as Trustee/Director:

         The Trust pays to each Trustee (other than Trustees who are affiliates of WRIICO), effective September 1, 2003, an annual base fee of $26,000, plus $2,000 for each meeting of the Board attended, plus reimbursement of expenses for attending such meetings. Prior to September 1, 2003, the Trustees received an annual base fee of $26,000, plus $1,000 for each meeting of the Board attended, plus reimbursement of expenses for attending such meetings. The fees paid to the Trustees are divided among the funds in the Ivy Family of Funds based on each fund's relative asset size. Prior to June 3, 2003, the Ivy Family of Funds consisted solely of the Funds in Ivy Funds then in existence. With respect to the Funds included in this SAI, for the fiscal year ended December 31, 2003, the Trustees received the following fees for service as a trustee of the Trust:

COMPENSATION TABLE

		Total
	Aggregate	Compensation
	Compensation	From Trust
	From	and Ivy Family
Director	Funds	of Funds[1]
--------	------------	------------
Henry J. Herrmann	$ 0	$ 0
Keith A. Tucker	0	0
Jarold W. Boettcher	12,581	31,000
James D. Gressett	12,581	31,000[2]
Joseph Harroz, Jr.	12,581	31,000[2]
Glendon E. Johnson, Jr.	12,581	31,000
Eleanor B. Schwartz	12,581	31,000
Michael G. Smith	12,581	31,000[2]
Edward M. Tighe	12,581	31,000[2]

1No pension or retirement benefits have been accrued as a part of Fund expenses.

2The total amount of deferred compensation included in this amount is as follows:

James D. Gressett	$31,000
Joseph Harroz, Jr.	15,500
Michael G. Smith	31,000
Edward M. Tighe	31,000

         The officers as well as Messrs. Tucker and Herrmann are paid by WRIICO or its affiliates.

         The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 75 must resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee of the Trust for at least five years which need not have been consecutive. For three years following the date of retirement, a Trustee Emeritus will receive fees in recognition of his or her past services equal to the annual retainer he or she was receiving at the time of his or her resignation as a Trustee, whether or not services are rendered in his or her capacity as Trustee Emeritus, but he or she has no authority or responsibility with respect to the management of the Trust.

Code of Ethics

         Personal investments by employees of WRIICO, IFDI, Cundill, Henderson, MFC and the Trust. WRIICO, IFDI and the Trust have adopted a Code of Ethics and Business Conduct Policy, MFC has adopted a Business Conduct Policy for Officers, Directors and Access Persons and Henderson has incorporated a code of ethics into its Compliance and Procedures Manual (the "Codes of Ethics") which are each designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel of WRIICO, IFDI, Cundill, Henderson, MFC and the Trust subject to the Codes of Ethics to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Trust as of March 31, 2004, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

		Shares owned
Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-----	------------	-------
UBS Financial Services Inc. FBO	Cash Reserves Fund
UBS-Finsvc Cdn FBO	Class C	9,406	5.65%
Steve C Bollman
P O Box 3321
1000 Harbor Blvd
Weehawken NJ 07086-8154

Fiduciary Trust Co NH Cust	Cash Reserves Fund
IRA	Class C	19,807	11.89%
FBO Betty J Carson
201 Point Sal Dunes Way
Guadalupe CA 93434-1816

Charles Schwab & Co Inc	Global Natural Resources Fund
Reinvest Account	Class A	1,665,523	15.50%
ATTN: Mutual Fund Dept
101 Montgomery Street	International Fund
San Francisco CA 94104-4122	Class A	612,167	10.45%
	Class I	5,504	17.74%

	International Value Fund
	Advisor Class	247	6.08%

FTC & Co	European Opportunities Fund
ATTN: Datalynx #118	Class A	900,250	25.37%
P O Box 173736
Denver CO 80217-3736

FTC & Co	Cundill Global Value Fund
Account # 00570	Advisor Class	68,018	28.14%
Datalynx
P O Box 173736	European Opportunities Fund
Denver CO 80217-3736	Class A	83,563	2.36%

Bank of America NA	Pacific Opportunities Fund
Coll Dennis C Fill	Class B	34,365	5.52%
ATTN: MFO 73-50-100-0485599
P O Box 831575
Dallas TX 75283-1575

NFSC FEBO # X65-232874	Global Natural Resources Fund
Saul A Fox Ttee	Class Y	29,886	14.72%
Mercury Trust
U/A 12/17-01
950 Tower Ln Ste 1150
Foster City CA 94404-2127

Fiduciary Trust Co NH Cust	Cash Reserves Fund
FBO Michael J Garvin IRA	Class C	47,475	28.50%
1 Spring Hill Circle
Sausalito CA 94965-1776

Ivy Funds Distributor Inc	Cundill Global Value Fund
ATTN: Bernita Moorshead	Class Y	10,200	6.00%
P O Box 29217
Shawnee Mission KS 66201-9217	Global Natural Resources Fund
	Class Y	7,966	3.92%

	International Fund
	Class Y	5,653	86.17%

	International Value Fund
	Class Y	12,255	85.74%

	Pacific Opportunities Fund
	Class Y	14,599	19.78%

Brian J Kavenaugh	Cash Reserves Fund
21042 Arrow Hwy Apt 219	Class B	499,932	16.55%
Covina CA 91724-1453

Fiduciary Trust Co NH Cust	Pacific Opportunities Fund
Roth IRA	Advisor Class	1,387	22.19%
FBO Slade Kosova
768 W Palmetto Park Rd
Boca Raton FL 33486-3562

LPL Financial Services	Cundill Global Value Fund
Account 1574-3445	Class Y	17,376	10.22%
9785 Towne Centre Dr
San Diego CA 92121-1968

LPL Financial Services	International Value Fund
A/C 1982-6979	Advisor Class	1,128	27.81%
9785 Towne Centre Dr
San Diego CA 92121-1968

LPL Financial Services	International Value Fund
A/C 7105-6816	Advisor Class	1,310	32.31%
9785 Towne Centre Dr
San Diego CA 92121-1968

Lyspen and Company	International Fund
For Reinvestment	Class I	12,440	40.10%
P O Box 830804
Birmingham Al 35283-0804

MLPF&S	Cundill Global Value Fund
For the Sole Benefit of its Customers	Class C	192,116	10.17%
ATTN: Fund Administration
4800 Deer Lake Dr E 3rd Fl	European Opportunities Fund
Jacksonville Fl 32246-6484	Class A	175,874	4.96%
	Class B	348,799	23.91%
	Class C	461,492	36.88%
	Advisor Class	104,558	54.46%

	Global Natural Resources Fund
	Class B	227,749	12.83%
	Class C	583,096	15.51%
	Advisor Class	5,788	19.77%

	International Fund
	Class A	1,194,129	20.39%
	Class B	1,114,399	45.72%
	Class C	303,509	55.04%

	International Value Fund
	Class A	339,588	35.57%
	Class B	1,396,504	54.82%
	Class C	461,059	57.88%
	Advisor Class	1,370	33.79%

	Pacific Opportunities Fund
	Class B	121,969	19.61%
	Class C	33,844	10.97%
	Advisor Class	518	8.29%

National Financial Services LLC	European Opportunities Fund
For the Exclusive Benefit of	Advisor Class	39,503	20.57%
Our Customers
200 Liberty St	International Fund
New York NY 10281-1003	Class I	10,531	33.95%

National Investor Services FBO	Global Natural Resources Fund
506-62334-11	Advisor Class	1,902	6.49%
55 Water St 32nd Floor
New York NY 10041-0028

National Investor Services FBO	European Opportunities Fund
509-49659-27	Class Y	124,444	76.54%
55 Water St Fl 32
New York NY 10041-0028

National Investor Services FBO	Cundill Global Value Fund
509-56515-18	Class I	1,461	28.97%
55 Water St 32nd Floor
New York NY 10041-0028

National Investor Services FBO	Cundill Global Value Fund
509-56523-18	Class I	1,259	24.97%
55 Water St 32nd Floor
New York NY 10041-0028

National Investor Services FBO	Cundill Global Value Fund
509-56525-16	Class I	826	16.38%
55 Water St 32nd Floor
New York NY 10041-0028

National Investor Services FBO	Cundill Global Value Fund
536-91421-11	Class I	913	18.11%
55 Water St 32nd Floor
New York NY 10041-0028

National Investor Services FBO	Cundill Global Value Fund
536-91428-14	Class I	583	11.57%
55 Water St 32nd Floor
New York NY 10041-0028

Nationwide Trust Company FSB	Cundill Global Value Fund
c/o IPO Portfolio Accounting	Class Y	12,668	7.45%
P O Box 182029
Columbus OH 43218-2029	European Opportunities Fund
	Class Y	8,522	5.24%

	Global Natural Resources Fund
	Class Y	32,396	15.95%

	International Fund
	Class Y	907	13.83%

	International Value Fund
	Class Y	955	6.68%

	Pacific Opportunities Fund
	Class Y	12,277	16.64%

Pershing LLC	Cash Reserves Fund
P O Box 2052	Class C	11,367	6.82%
Jersey City NJ 07303-2052
	European Opportunities Fund
	Class I	859	99.53%
	Advisor Class	10,554	5.50%

Pershing LLC	Global Natural Resources Fund
Mutual Funds 7th Floor	Class Y	15,277	7.52%
P O Box 2052	Advisor Class	5,067	17.30%
Jersey City NJ 07303-2052
	Pacific Opportunities Fund
	Advisor Class	4,345	69.52%

Peter Cundill Holdings Ltd	Cundill Global Value Fund
1100 Melville St Ste 200	Advisor Class	37,825	15.65%
Vancouver
BC V6E 4A6

Fiduciary Trust Co NH Cust	Cash Reserves Fund
Rollover IRA	Class A	288,068	5.02%
FBO Louis J Santy
2474 Lamson Road
Phoenix NY 13135-9515

Julian L Siegel	Cash Reserves Fund
56 Fifer Lane	Class A	354,679	6.18%
Lexington MA 02420-1225

Waddell & Reed	Cundill Global Value Fund
Financial, Inc.	Class Y	31,222	5.94%
401(k) and Thrift Plan
6300 Lamar Avenue	European Opportunitied Fund
Overland Park KS 66201	Class Y	18,249	42.79%

	Global Natural Resources Fund
	Class Y	31,663	7.85%

	Pacific Opportunities Fund
	Class Y	46,926	8.80%

WRIICO	Cundill Global Value Fund
Bernita F Moorshead	Advisor Class	58,622	24.25%
Waddell & Reed
6300 Lamar Ave
Shawnee Mission KS 66202-4247

Fiduciary Trust Co NH Cust	Global Natural Resources Fund
IRA	Advisor Class	1,983	6.77%
FBO David D Wilson
19 Great Lakes Drive
Corpus Christi TX 78413-5817

Fiduciary Trust Co NH Cust	International Fund
IRA	Advisor Class	24	100.00%
FBO N Craig Zugschwerdt
2150 N Stafford
Arlington VA 22207-3150

INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

         Waddell & Reed Ivy Investment Company ("WRIICO"), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217, provides business management services and investment advisory services to the Funds, with the exception of Ivy Global Natural Resources Fund, for which WRIICO acts solely as manager while Mackenzie Financial Corporation ("MFC") serves as the Fund's investment advisor. WRIICO is an SEC registered investment advisor with approximately $4 billion in assets under management as of December 31, 2003.

         Until December 31, 2002, Ivy Management, Inc. ("IMI") provided business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed") and a wholly owned subsidiary of Ivy Acquisition Corporation ("IAC"), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell & Reed Ivy Investment Company ("WRIICO").

         Effective December 31, 2002, WRIICO assumed all of IMI's duties with respect to the Funds and began providing business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. The terms and conditions of the agreements under which WRIICO provides those services to the Funds are exactly the same as the terms and conditions of the agreements in effect prior to December 31, 2002 between the Funds and IMI.

         The current Investment Advisory Agreement between the Trust on behalf of Ivy Global Natural Resources Fund and MFC lapsed on February 28, 2003 due to an administrative error that was not discovered until late in 2003. Consequently, the Board of Trustees of Ivy Funds has considered actions to correct this error and has approved, and has recommended that shareholders of the Fund approve, a new investment management agreement with WRIICO and a new sub-advisory agreement with MFC at a meeting of shareholders expected to be held in July 2004. The Board of Trustees has also authorized, and recommended that shareholders of the Fund authorize, the retention and payment of fees paid or payable to MFC for investment advisory services rendered from March 1, 2003 through the effective date of the new sub-advisory agreement. The Fund has not paid any fees to MFC under the terminated Investment Advisory Agreement for periods after March 31, 2003. A proxy statement relating to these proposals is expected to be mailed to shareholders of the Fund in May 2004.

         If the proposed Investment Management Agreement between the Fund and WRIICO and the proposed Sub-Advisory Agreement between WRIICO and MFC are approved, the Fund will pay WRIICO a monthly fee for providing investment management services at an annual rate of 1.00% of the Fund's average net assets, and WRIICO will pay MFC a monthly fee for providing sub-advisory services at an annual rate of 0.50% of the Fund's average net assets. Under the proposed new Investment Management and Sub-Advisory Agreements, the overall fees paid by the Fund for management and investment advisory services will stay the same.

         MFC is a wholly-owned Subsidiary of Investors Group Inc. ("IGI"), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and provides investment advisory services for Ivy Global Natural Resources Fund.

         Henderson Global Investors (North America) Inc. ("HGINA"), 737 North Michigan Avenue, Suite 1950, Chicago, Illinois 60611, serves as subadvisor to Ivy European Opportunities Fund. For its services, HGINA receives from WRIICO a fee payable monthly that is equal, on an annual basis, to 0.45% of the first $100 million of net assets of such Fund and 0.40% thereafter of that portion of such Fund's average daily net assets managed by HGINA. Henderson Investment Management Limited ("Henderson"), 4 Broadgate, London, England EC2M 2DA, serves as subadvisor to Ivy European Opportunities Fund. For its services, Henderson receives from HGINA a fee payable monthly that is equal, on an annual basis, to 0.35% of the first $100 million of net assets of such Fund and 0.31% thereafter of that portion of such Fund's average daily net assets managed by Henderson. HGINA and Henderson are registered with the SEC as investment advisers and provide international and global investment management services to institutional and individual investors and investment companies. HGINA is an indirect, wholly owned subsidiary of, and Henderson is a direct wholly owned subsidiary of, Henderson Global Investors (Holdings) plc, which is located at the same address as Henderson, and is listed on the London Stock Exchange.

         Peter Cundill & Associates (Cundill), an SEC-registered investment adviser located at Suite A1, 1470 East Valley Road, P.O. Box 50133, Montecito, California, 93150-0133, serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with WRIICO. Cundill began operations in 1984, and as of December 31, 2003 (along with its affiliates) had approximately $3.7 billion in assets under management. Cundill is indirectly controlled by the Peter Cundill Trust. For its services, Cundill receives a fee from WRIICO that is equal, on an annual basis, to 0.50% of Ivy Cundill Global Value Fund's average net assets.

         Each Fund except Ivy European Opportunities Fund and Ivy Global Natural Resources Fund pays WRIICO a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

         During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy Cundill Global Value Fund paid WRIICO or its predecessor fees of $10,121, $37,970 and $166,409, respectively. During the same periods, WRIICO or its predecessor reimbursed Fund expenses in the amount of $127,526, $103,157 and $27,000, respectively. For the fiscal years ended December 31, 2002 and 2003, WRIICO or its predecessor paid subadvisory fees to Cundill in the amounts of $17, 594 and $83,129.

         Ivy European Opportunities Fund pays WRIICO a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the first $250 million of average net assets, 0.85% on the next $250 million in average net assets, and 0.75% on average net assets over $500 million. During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy European Opportunities Fund paid WRIICO or its predecessor fees of $1,325,025, $785,647and $702,764, respectively. During the same periods, WRIICO or its predecessor paid subadvisory fees to Henderson in the amounts of $291,013 $192,715 and $321,938, respectively.

         Ivy Global Natural Resources Fund pays WRIICO a monthly fee for providing business management services at an annual rate of 0.50% of the Fund's average net assets. For investment advisory services prior to the lapse of the Investment Advisory Agreement described above, Ivy Global Natural Resources Fund paid MFC, through WRIICO, a monthly fee at an annual rate of 0.50% of its average net assets. During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy Global Natural Resources Fund paid WRIICO or its predecessor fees of $62,113, $146,996 and $273,353, respectively. During the fiscal years ended December 31, 2001, 2002 and 2003, WRIICO or its predecessor reimbursed Fund expenses in the amounts of $181,477, $45,707 and $0, respectively. During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid MFC fees, through WRIICO or its predecessor, of $62,113, $146,996 and $273,353, respectively.

         During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy International Fund paid WRIICO or its predecessor fees of $6,834,910, $3,178,450 and $1,935,635, respectively. During the same periods, WRIICO or its predecessor reimbursed Fund expenses in the amounts of $400,000, $0 and $0, respectively.

         During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy International Value Fund paid WRIICO or its predecessor fees of $965,448, $595,781 and $414,401, respectively. During the same periods, WRIICO or its predecessor reimbursed Fund expenses in the amounts of $369,480, $329,958 and $0, respectively.

         During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy Cash Reserves Fund paid WRIICO or its predecessor fees of $92,906, $81,621 and $60,726, respectively. During the same periods, WRIICO or its predecessor reimbursed Fund expenses in the amounts of $168,669, $173,624 and $142,882, respectively.

         During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy Pacific Opportunities Fund paid WRIICO or its predecessor fees of $131,439, $105,358 and $129,218, respectively. During the fiscal years ended December 31, 2001, 2002 and 2003, WRIICO or its predecessor reimbursed Fund expenses of $178,508, $138,434 and $11,000, respectively.

         Under the Agreements, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with WRIICO; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

         With respect to all Funds other than Ivy European Opportunities Fund and Ivy International Fund, WRIICO currently limits each Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 2.50% (0.85% in the case of Ivy Cash Reserves Fund) of that Fund's average net assets, which may lower each Fund's expenses and increase its yield for the next seven years.

         The Agreements may be terminated with respect to a Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), on 60 days' written notice to WRIICO, or by WRIICO on 60 days' written notice to the Trust. Each Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Approval of Advisory Contracts

At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the continuation of the existing Master Business Management and Investment Advisory Agreement between WRIICO and the Trust on behalf of each of Ivy Cash Reserves Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund (the "Master Business Management and Investment Advisory Agreement") and the Master Business Management Agreement between WRIICO and the Trust on behalf of Ivy Global Natural Resources Fund (the "Master Business Management Agreement" and together with the Master Business Management and Investment Advisory Agreement, the "Advisory Agreements"), the continuation of each such Advisory Agreement was approved through September 30, 2004 by the unanimous vote of the Trustees, including the "non-interested" Trustees of the Trust voting separately. In continuing each Fund's Advisory Agreement, the Trustees requested and considered a wide range of information provided by WRIICO and certain of its affiliates. Among other things, the Trustees considered information about:

  WRIICO and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment philosophy and process;
  the terms of each Advisory Agreement;
  the scope, nature and quality of the services that WRIICO provides to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties;
  the advisory fee rates payable to WRIICO by the Fund, any contractual or voluntary expense waiver or reimbursement arrangements and the total expense ratio of Funds in Ivy Funds and of funds that are part of fund families managed by other advisers;
  compensation payable by the Fund to affiliates of WRIICO for other services;
  the profitability to WRIICO and its affiliates of their relationships with the Fund (to the extent such relationships had been in place for a sufficient period to analyze profitability);
  whether WRIICO or any of its affiliates will receive ancillary, or so-called "fallout," benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and
  WRIICO's use of commissions paid by the Fund in its portfolio brokerage transactions to obtain research benefiting the Fund or other WRIICO clients at a cost that may be in excess of the amount other brokers would charge.

         In addition, in determining to approve the most recent annual extension of each Fund's Advisory Agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from WRIICO and considered information provided by WRIICO relating to the education, experience and number of investment professionals providing service under that agreement.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the continuation of the Advisory Agreement for each Fund and concluded that the compensation under each such Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the continuation of the existing Subadvisory Agreement between WRIICO and Henderson Global Investors (North America) Inc. (with respect to Ivy European Opportunities Fund), the existing Subadvisory Agreement between WRIICO and Peter Cundill & Associates, Inc. (with respect to Ivy Cundill Global Value Fund) and the existing Subadvisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited (each of Henderson Global Investors (North America) Inc., Peter Cundill & Associates, Inc. and Henderson Investment Management Limited being referred to herein as a "Subadviser") (with respect to Ivy European Opportunities Fund) (each, a "Subadvisory Agreement"), the continuation of each Subadvisory Agreement was approved through September 30, 2004 by the unanimous vote of the Trustees, including the "non-interested" Trustees of the Trust voting separately. In continuing each such Subadvisory Agreement, the Trustees requested and considered a wide range of information provided by WRIICO and each Subadviser. Among other things, the Trustees considered information about:

  the proposed fees to be charged by each Subadviser for the services it provides;
  each Subadviser and such entity's personnel with responsibilities for providing services to the Fund;
  the terms of each Subadvisory Agreement;
  the scope, nature and quality of the services that the Subadviser provides to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties; and
  that WRIICO continues to be ultimately responsible for each Subadviser's compliance with each Fund's investment objective and policies and applicable securities laws and is also responsible for the selection of each Subadviser and monitoring its performance, as well as the overall success or failure of each Fund.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the continuation of each of the Subadvisory Agreements and concluded that the compensation under each such agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

DISTRIBUTION SERVICES

         IFDI, a wholly owned subsidiary of WRIICO and formerly known as Ivy Mackenzie Distributors, Inc., serves as the exclusive distributor of each Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IFDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IFDI. IFDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IFDI is not obligated to sell any specific amount of Fund shares.

         Each Fund has authorized IFDI to accept on its behalf purchase and redemption orders. IFDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, properly receives and accepts the order. Client orders will be priced at each Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them. If your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

         Pursuant to the Distribution Agreement, IFDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IFDI may reallow to dealers such concession as IFDI may determine from time to time. In addition, IFDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         For the fiscal years ended December 31, 2001, 2002 and 2003, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy Cundill Global Value Fund $63, $30,629 and $183,095, respectively, in sales commissions, of which $8, $4,568 and $0, respectively, was retained after dealer allowances. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $170 and $4,671, respectively, in CDSCs on redemptions of Class B shares of Ivy Cundill Global Value Fund. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $56 and $1,909, respectively, in CDSCs on redemptions of Class C shares of Ivy Cundill Global Value Fund.

         During the fiscal years ended December 31, 2001, 2002 and 2003, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy European Opportunities Fund $47,617, $36,931 and $49,479, respectively, in sales commissions, of which $7,323, $5,484 and $64,035, respectively, was retained after dealer allowances. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $147,525 and $60,163, respectively, in CDSCs on redemptions of Class B shares of Ivy European Opportunities Fund. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $5,021 and $4,022, respectively, in CDSCs on redemptions of Class C shares of Ivy European Opportunities Fund.

         During the fiscal years ended December 31, 2001, 2002 and 2003, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy Global Natural Resources Fund $57,517, $158,413and $319,272, respectively, in sales commissions, of which $8,048, $23,194 and $0, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2003, IFDI received $6,561 in CDSCs on redemptions of Class A shares of Ivy Global Natural Resources Fund. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $22,876 and $30,671, respectively, in CDSCs on redemptions of Class B shares of Ivy Global Natural Resources Fund. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $17,068 and $4,570 in CDSCs on redemptions of Class C shares of Ivy Global Natural Resources Fund.

         During the fiscal years ended December 31, 2001, 2002 and 2003, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy International Fund $46,028, $24,474 and $7,894, respectively, in sales commissions, of which $7,817, $8,489 and $21,493, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2003, IFDI received $10,111 in CDSCs on redemptions of Class A shares of the Fund. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $176,978 and $11,498, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $14,868 and $21,271, respectively, in CDSCs on redemptions of Class C shares of Ivy International Fund.

         During the fiscal years ended December 31, 2001, 2002 and 2003, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy International Value Fund $6,229, $2,310 and $12,414, respectively, in sales commissions, of which $883, $377 and $11,359, respectively, was retained after dealer allowances. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $103,233 and $18,920, respectively, in CDSCs on redemptions of Class B shares of Ivy International Value Fund. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $1,565 and $11,783, respectively, in CDSCs on redemptions of Class C shares of Ivy International Value Fund.

         During the fiscal years ended December 31, 2001, 2002 and 2003, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy Pacific Opportunities Fund $4,599, $1,902 and $56,295, respectively, in sales commissions, of which $674, $287 and $30,286, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2003, IFDI received $1 in CDSCs on redemptions of Class A shares of the Fund. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $8,886 and $1,670, respectively, in CDSCs on redemptions of Class B shares of Ivy Pacific Opportunities Fund. During the fiscal years ended December 31, 2002 and 2003, IMI on behalf of IFDI received $2 and $6, respectively, in CDSCs on redemption of Class C shares of Ivy Pacific Opportunities Fund.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IFDI on 60 days' written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IFDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

         Payments to Dealers: IFDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and IFDI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, IFDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. IFDI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses. Class A shares purchased at NAV by clients of Legend Equities Corporation (Legend), IFDI (or its affiliate) may pay Waddell & Reed, Inc. and Legend 1.00% of net assets invested; and for the purchase of Class Y shares, IFDI (or its affiliate) may pay Legend 0.25% of net assets invested.

         On each purchase of the shares of the Funds offered at the then public offering price the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund's then current prospectus, plus an additional commission equal to 0.10% of the public offering price of Fund shares sold by Securian Financial Services, Inc.

         RULE 18f-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

         RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B, Class C and Class Y shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of any Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, each Fund pays IFDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B, Class C or Class Y shares, as the case may be. For Class A, B and C shares, this fee constitutes reimbursement to IFDI for fees paid by IFDI. For Class Y shares, this fee is compensation to IFDI for service fees paid by IFDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses. Class A shares of the Ivy International Fund issued prior to January 1, 1992 are not subject to an ongoing service fee. For this Fund, the annual service fee attributable to the Class A shares of the Fund may equal up to 0.25% of the net assets attributable to Class A shares issued on or after January 1, 1992. Since the calculation of the service fee does not take into account shares outstanding prior to January 1, 1992, this arrangement results in a rate of service fee payable by the Fund that is lower than 0.25% of the net assets attributable to Class A shares of the Fund. For the fiscal year ended December 31, 2003, the combined service fees were 0.18% of the average net assets attributable to Class A shares of Ivy International Fund. The Class Y Plan permits compensation of the service fee by the Fund to IFDI and is not dependent on IFDI's expenses incurred.

         Under each Fund's Class B and Class C Plans, each Fund also pays IFDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee constitutes compensation to IFDI and is not dependent on IFDI's expenses incurred. IFDI may reallow to dealers all or a portion of the service and distribution fees as IFDI may determine from time to time. The distribution fee compensates IFDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IFDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Under the Plan adopted for Class Y shares, each Fund pays IFDI daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class.

         The only Trustees or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees who are also officers of either IFDI or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of IFDI. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through IFDI's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that IFDI's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide IFDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

         To the extent that IFDI incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Ivy Family of Funds, IFDI typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

         Among other things, each Plan provides that (1) IFDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the then current Independent Trustees.

         IFDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IFDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers, banks, investment advisors, financial institutions and other entities for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IFDI.

         A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

         The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IFDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. WRIICO on behalf of IFDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

  to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;
  on a basis which does not alter the amount of the distribution payments to IFDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;
  in connection with a Complete Termination (as defined in the Class B Plan); or
  on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

         In the Distribution Agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IFDI and its transferees.

         During the fiscal year ended December 31, 2003, Ivy Cundill Global Value Fund paid IFDI $17,468 pursuant to its Class A plan. During the fiscal year ended December 31, 2003, Ivy Cundill Global Value Fund paid IFDI $35,380 pursuant to its Class B plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $32,721 pursuant to its Class C plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $534 pursuant to its Class Y plan.

         During the fiscal year ended December 31, 2003, Ivy European Opportunities Fund paid IFDI $54,043 pursuant to its Class A plan. During the fiscal year ended December 31, 2003 Ivy European Opportunities Fund paid IFDI $238,832 pursuant to its Class B plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $190,058 pursuant to its Class C plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $2,182 pursuant to its Class Y plan.

         During the fiscal year ended December 31, 2003, Ivy Global Natural Resources Fund paid IFDI $78,904 pursuant to its Class A plan. During the fiscal year ended December 31, 2003, Ivy Global Natural Resources Fund paid IFDI $113,909 pursuant to its Class B plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $107,554 pursuant to its Class C plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $403 pursuant to its Class Y plan.

         During the fiscal year ended December 31, 2003, Ivy International Fund paid IFDI $232,377 pursuant to its Class A plan. During the fiscal year ended December 31, 2003 Ivy nternational Fund paid IFDI $582,438 pursuant to its Class B plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $125,489 pursuant to its Class C plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $121 pursuant to its Class Y plan.

         During the fiscal year ended December 31, 2003, Ivy International Value Fund paid IFDI $19,242 pursuant to its Class A plan. During the fiscal year ended December 31, 2003, Ivy International Value Fund paid IFDI $252,240 pursuant to its Class B plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $82,753 pursuant to its Class C plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $118 pursuant to its Class Y plan.

         During the fiscal year ended December 31, 2003, Ivy Pacific Opportunities Fund paid IFDI $20,366 pursuant to its Class A plan. During the fiscal year ended December 31, 2003 Ivy Pacific Opportunities Fund paid IFDI $35,871 pursuant to its Class B plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $9,783 pursuant to its Class C plan. During the fiscal year ended December 31, 2003, the Fund paid IFDI $274 pursuant to its Class Y plan.

         Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

  CUSTODIAN

           Pursuant to a Custodian Agreement with the Trust, UMB Bank, n.a. (the "Custodian"), located at 928 Grand Boulevard, Kansas City, Missouri, 64106, maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities.

  FUND ACCOUNTING SERVICES

           The Master Fund Accounting Services Agreement between WRIICO and the Funds was assigned by WRIICO to WRSCO on March 18, 2003, and amended effective July 1, 2003. Under the Master Fund Accounting Services Agreement Supplement, each Fund pays WRSCO, effective July 1, 2003, a monthly fee shown in the following table, based on the average daily net assets during the prior month.

           Accounting Services Fee

Average Daily Net Assets for the Month		Monthly Fee
	$ 0 - $ 10 million	$ 0
	$ 10 - $ 25 million	$ 958
	$ 25 - $ 50 million	$ 1,925
	$ 50 - $100 million	$ 2,958
	$100 - $200 million	$ 4,033
	$200 - $350 million	$ 5,267
	$350 - $550 million	$ 6,875
	$550 - $750 million	$ 8,025
	$750 - $ 1.0 billion	$10,133
	$1.0 billion and over	$12,375

           Plus, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

           Pursuant to a Fund Accounting Services Agreement, WRIICO (formerly, IMI) provides certain accounting and pricing services for each Fund. As of March 18, 2003, WRIICO assigned its responsibilities under the Fund Accounting Services Agreement to Waddell & Reed Services Company ("WRSCO"). As compensation for those services, each Fund pays WRIICO a monthly fee plus out-of-pocket expenses as incurred.

           During the fiscal years ended December 31, 2002 and 2003, Ivy Cundill Global Value Fund paid WRIICO $16,676 and $17,231, respectively, under the agreement.

           During the fiscal years ended December 31, 2002 and 2003, Ivy European Opportunities Fund paid WRIICO $110,283 and $49,969, respectively, under the agreement.

           During the fiscal years ended December 31, 2002 and 2003, Ivy Global Natural Resources Fund paid WRIICO $44,775 and $33,434, respectively, under the agreement.

           During the fiscal years ended December 31, 2002 and 2003, Ivy International Fund paid WRIICO $211,731 and $66,225, respectively, under the agreement.

           During the fiscal years ended December 31, 2002 and 2003, Ivy International Value Fund paid WRIICO $86,488 and $40,205, respectively, under the agreement.

           During the fiscal years ended December 31, 2002 and 2003, Ivy Cash Reserves Fund paid WRIICO $28,899 and $14,592, respectively, under the agreement.

           During the fiscal years ended December 31, 2002 and 2003, Ivy Pacific Opportunities Fund paid WRIICO $30,611 and $15,075, respectively, under the agreement.

  TRANSFER AGENT

           WRSCO is the transfer agent for each Fund. With respect to Class A, Class B and Class C shares each Fund (except Ivy Cash Reserves Fund) pays WRSCO a monthly fee of $1.5042 for each shareholder account that was in existence at any time during the prior month. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. For Ivy Cash Reserves Fund, with respect to Class A shares, the Fund pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month, and $.75 for each shareholder check it processes. For Class B and Class C shares, the Fund pays WRSCO a monthly fee of $1.75 for each account which was in existence during any portion of the immediately preceding month. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WRSCO if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly.

  ADMINISTRATOR

           Pursuant to an Administrative Services Agreement, WRIICO provides certain administrative services to each Fund. As of March 18, 2003, WRIICO assigned its responsibilities under the Administrative Services Agreement to WRSCO. As provided in the Agreement, amended and effective July 1, 2003, each Fund pays WRSCO a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charged for assets in excess of $1 billion. The fee may be voluntarily waived until fund assets are at least $10 million. Prior to July 1, 2003, as compensation for these services, each Fund (except with respect to its Class I shares) pays WRIICO a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Each Fund with Class I shares paid WRIICO a monthly fee at the annual rate of 0.01% of its average daily net assets for the Class I shares. Class I shares were closed to further investment effective February 18, 2003. Such fees for the fiscal year ended December 31, 2003 for Ivy Cundill Global Value Fund totaled $4,592. Such fees for the fiscal year ended December 31, 2003 for Ivy European Opportunities Fund totaled $35,745. Such fees for the fiscal year ended December 31, 2003 for Ivy Global Natural Resources Fund totaled $20,238. Such fees for the fiscal year ended December 31, 2003 for Ivy International Fund totaled $106,626. Such fees for the fiscal year ended December 31, 2003 for Ivy International Value Fund totaled $22,931. Such fees for the fiscal year ended December 31, 2003 for Ivy Cash Reserves Fund totaled $10,060. Such fees for the fiscal year ended December 31, 2003 for Ivy Pacific Opportunities Fund totaled $5,163.

  AUDITORS

           Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City, Missouri, has been selected as auditors for the Trust. The audit services performed by Deloitte & Touche LLP include audits of the annual financial statements of each of the funds of the Trust. Deloitte & Touche LLP audited the December 31, 2002 and December 31, 2003 financial statements of each of the funds in the Trust; prior to December 31, 2002, other auditors audited the financial statements of each of the funds in the Trust. Other services provided by Deloitte & Touche LLP principally relate to filings with the SEC and the preparation of the funds' tax returns.

  BROKERAGE ALLOCATION

           One of the duties undertaken by WRIICO, Henderson (for Ivy European Opportunities Fund), Cundill (for Ivy Cundill Global Value Fund) or MFC (for Ivy Global Natural Resources Fund) (the "Advisors"), is to arrange for the purchase and sale of each Fund's portfolio securities. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Advisors attempt to deal directly with the principal market makers, except in those circumstances where the Advisors believe that a better price and execution are available elsewhere.

           Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIICO may otherwise combine orders for a Fund with those of other funds in the Ivy Family of Funds, or other accounts for which it has investment discretion, including accounts affiliated with WRIICO. WRIICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

           In all cases, WRIICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

           To effect the portfolio transactions of a Fund, WRIICO is authorized to engage broker-dealers (brokers) which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIICO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board of Trustees, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by WRIICO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIICO has investment discretion.

           Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account or making those decisions even though someone else has responsibility.

           The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIICO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIICO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIICO.

           The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIICO, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIICO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIICO.

           Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIICO; serves to make available additional views for consideration and comparisons; and enables WRIICO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

           The Funds may also use brokerage to pay for pricing or quotation services to value securities.

           For the fiscal years ended December 31, 2001, 2002 and 2003, Ivy Cundill Global Value Fund paid brokerage commissions of $7,033, $33,718 and $73,949, respectively. For the fiscal year ended December 31, 2003, Ivy Cundill Global Value Fund paid a total of $8,476 in brokerage commissions with respect to portfolio transactions aggregating $4,219,498 which were placed with broker-dealers who provided research services.

           During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy European Opportunities Fund paid brokerage commissions of $378,774, $258,076 and $374,432, respectively. For the fiscal year ended December 31, 2003, Ivy European Opportunities Fund paid a total of $367,462 in brokerage commissions with respect to portfolio transactions aggregating $189,120,939 which were placed with broker-dealers who provided research services.

           During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy Global Natural Resources Fund paid brokerage commissions of $122,750, $156,080 and $311,389, respectively. For the fiscal year ended December 31, 2003, Ivy Global Natural Resources Fund paid a total of $0 in brokerage commissions with respect to portfolio transactions aggregating $0 which were placed with broker-dealers who provided research services.

           During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy International Fund paid brokerage commissions of $2,109,321, $922,641 and $1,431,914, respectively. For the fiscal year ended December 31, 2003, Ivy International Fund paid a total of $106,801 in brokerage commissions with respect to portfolio transactions aggregating $36,822,114 which were placed with broker-dealers who provided research services.

           During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy International Value Fund paid brokerage commissions of $224,446, $165,800 and $324,435, respectively. For the fiscal year ended December 31, 2003, Ivy International Value Fund paid a total of $22,074 in brokerage commissions with respect to portfolio transactions aggregating $8,281,920 which were placed with broker-dealers who provided research services.

           During the fiscal years ended December 31, 2001, 2002 and 2003, Ivy Pacific Opportunities Fund paid brokerage commissions of $108,170, $21,625 and $171,298, respectively. For the fiscal year ended December 31, 2003, Ivy Pacific Opportunities Fund paid a total of $6,207 in brokerage commissions with respect to portfolio transactions aggregating $4,515,479 which were placed with broker-dealers who provided research services.

           Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

           Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Advisors deem to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

  PROXY VOTING POLICY

  The Funds have delegated all proxy voting responsibilities to their investment manager. WRIICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

  Listed below are several reoccurring issues and WRIICO's corresponding positions.

  Board of Directors Issues:

  WRIICO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

  WRIICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

  WRIICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIICO will support such protection so long as it does not exceed reasonable standards.

  WRIICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

  Corporate Governance Issues:

  WRIICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

  WRIICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

  WRIICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

  WRIICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

  WRIICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

  Executive/Employee Issues:

  WRIICO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

  Political Activity:

  WRIICO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

  Conflicts of Interest Between WRIICO and the Funds:

  WRIICO will use the following three-step process to address conflicts of interest: (1) WRIICO will attempt to identify any potential conflicts of interest; (2) WRIICO will then determine if the conflict as identified is material; and (3) WRIICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict. The attached Exhibit A includes sample proxy voting conflict of interest procedures.

  I. Identifying Conflicts of Interest: WRIICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

    Business Relationships -- WRIICO will review any situation for a material conflict where WRIICO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIICO to vote in favor of management.
    Personal Relationships -- WRIICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
    Familial Relationships -- WRIICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

  WRIICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

  II. "Material Conflicts": WRIICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

  In considering the materiality of a conflict, WRIICO will take a two-step approach:

    Financial Materiality -- A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIICO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIICO's annual revenue.
    Non-Financial Materiality -- WRIICO will review all known relationships of portfolio managers and senior management for improper influence.

  III. Procedures to Address Material Conflicts: WRIICO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

    Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, WRIICO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).
    Client directed -- If the Material Conflict arises from WRIICO's management of a third party account and the client provides voting instructions on a particular vote, WRIICO will vote according to the directions provided by the client.
    Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, WRIICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIICO chooses to use a predetermined voting policy, WRIICO will not be permitted to vary from the established voting policies established herein.
    Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, WRIICO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIICO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIICO may use the Board Guidance to vote proxies for its non-mutual fund clients.

  Proxy Voting Policy

  Compliance Objective

  To ensure that all proxies are received and all are voted in the best interest of the Managed Accounts.

  General Principles

  The Cundill Group, through CIR ("Cundill"), as a fiduciary, has an obligation to vote proxies in the best interests of our Clients. We recognize that the proxy vote is an important asset and voting rights should be exercised to support the interests of our Clients. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the Board of Directors, unless it is determined that the ratification of the Board of Directors position would adversely affect the investment merits of owning the security.

  In voting proxies, we follow best practices which we believe at present are represented by the materials and guidelines outlined by AIMR, ICAC and ERISA. Specifically, we adopt the principal and guidelines of AIMR, we follow the guidelines outlined by ICAC and observe the policies and restrictions of ERISA. Copies of the relevant documents are filed with the Corporate and Compliance Administrator ("CCA").

  The major topics covered by AIMR, ICAC and ERISA in their discussions on voting proxies include Corporate Governance, Takeover Defense and Related Actions, Compensation Plans, Capital Structure, and Social Responsibility.

  We also adopt the rules and regulations promulgated by securities regulators within jurisdictions in which we are registered.

Canada Ontario and British Columbia Securities Commission
USA The Securities Exchange Commission

  Definitions

  "Best interest of Clients". In Cundill's view, this means Clients' best economic interest over the long term that is, the common interest that all Clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

  "Material conflict of interest". Circumstances when Cundill, or any member of Cundill's senior management, any portfolio manager or any portfolio analyst, knowingly does business with a particular proxy issuer or closely affiliated entity which may appear to create a material conflict between the interests of Cundill and the interests of its Clients in how proxies of that issuer are voted. A material conflict of interest may exist in situations where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is a Client whose assets are actively managed by Cundill or an affiliate; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual charged with voting the proxy, is being actively solicited to be a client of Cundill or an affiliate; (3) a Client or a client-supported interest group actively supports a proxy proposal; or (4) Cundill or an officer of Cundill has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders - for example, where an officer of Cundill or any Cundill affiliate has a spouse or other close relative who serves as a director or executive of the company soliciting the proxy.

  General Voting Policies

  1) Client's Best Interest. Where Cundill is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted with a view to enhancing the value of the shares of stock held in Client accounts. The financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, the diversity of our Clients means that we are unable to represent each such view in each instance. Thus, Cundill seeks to vote proxies on securities held by Clients in what we believe to be the best economic interests of the Clients or, where employee benefit plan assets are involved, in the best economic interests of plan participants and beneficiaries, as determined by Cundill in good faith, unless a Client has provided specific instructions otherwise for its voting securities. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interest of Clients. Proxies will also be voted with the aim of promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of shareholders.

  2) Case-by-Case Basis. While these Policies and Procedures guide our decisions, each proxy vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. One of the primary factors Cundill considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, Cundill believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company's management. However, each issue will be considered on its merits and the position of a company's management will not be supported if it is determined that ratification of management's position would adversely affect the investment merits of owning the stock.

  3) Individualized. These Policies and Procedures are tailored to suit Cundill's advisory business and the types of securities portfolios Cundill manages. Cundill-votes proxies for all Client accounts in the same manner unless mandated otherwise by Client or by law. To the extent that Clients (e.g., funds, pension plans) have adopted their own procedures, Cundill may vote the same securities differently depending upon Clients' directions.

  4) Material Conflicts of Interest. As a matter of policy, the officers, directors and employees of Cundill will not be influenced by outside sources whose interests conflict with the interests of Clients, or their participants or beneficiaries when applicable. Any conflict of interest will be resolved in the interests of the Client, or the participants and beneficiaries when applicable. When a material conflict of interest between Cundill and its respective Client(s) is identified, Cundill will choose among the procedures set forth in Section 10.2 -- Proxy Procedures.

   5) Limitations. The circumstances, under which Cundill may take a limited role in voting proxies, include the following.

  a) No Responsibility. Cundill will not vote proxies for accounts in which the Client contract specifies that Cundill will not vote. Under such circumstances, the Clients' custodians ("Custodians") are instructed to mail proxy material directly to such Clients.

b) Limited Value. Cundill may abstain from voting a Client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

c) Unjustifiable Costs. Cundill may abstain from voting a Client proxy for cost reasons.

d) Securities No Longer Held. The Adviser generally will not vote proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a Client.

e) Securities Lending Arrangements. If voting securities are part of a securities lending program, Cundill may be unable to vote while the securities are on loan.

  f) Special Considerations. Cundill's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. In general, Cundill has full discretionary authority to exercise voting rights for Client accounts unless the Client has contractually reserved the obligation and right to vote proxies itself. If a Client requests in writing that Cundill vote its proxy in a manner inconsistent with these Policies and Procedures, Cundill may follow the Client's direction or may request that the Client vote the proxy directly.

  6) Sources of Information. Cundill may conduct research internally and/or use the resources of an independent research consultant. Cundill may also consider other materials, such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies and small cap companies.

  7) Availability of Policies and Procedures. Cundill will provide Clients with a copy of these Policies and Procedures, as revised from time to time, upon request. To obtain the most recent copy of our Proxy Voting Guidelines, please contact us at:

E-Mail:	invest@cundill.com
Phone:	(604) 601-8300

  8) Disclosure of Vote. A Client may obtain information on how its proxies were voted by requesting such information from Cundill. Cundill does not generally disclose Client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the Client. However, to the extent that Cundill acts as a sub adviser to another adviser to a Client's account, Cundill will be deemed to be authorized to provide such the Client's proxy voting information to the adviser.

  MACKENZIE FINANCIAL CORPORATION
  IVY GLOBAL NATURAL RESOURCES FUND
  SUMMARY - PROXY VOTING POLICIES AND PROCEDURES

  Mackenzie Financial Corporation ("Mackenzie"), as investment advisor to the Ivy Global Natural Resources Fund (the "Fund"), has always been committed to the support of good corporate governance. As one of the funds managed by Mackenzie, the Fund follows the policies and procedures mandated by Mackenzie, a general description of which follows.

  Mackenzie's objective is to vote the securities of companies for which we have proxy-voting authority in a manner most consistent with the long-term economic interest of fund investors. At Mackenzie, the portfolio manager is delegated the authority to vote proxies and any contentious proposals are brought to the attention of the Chief Investment Officer ("CIO"). The CIO reserves the final decision on all voting matters.

  Summary of Proxy Voting Policies

           1. Boards of Directors

  The Fund generally votes in favour of proposals that support the appointment of independent directors to an issuer Board or Audit Committee, as well as requirements that the Chair of the Board be separate from the office of the Chief Executive Officer. Generally, the Fund will not withhold its vote from a slate of directors because its composition does not fully comply with Mackenzie's guidelines, unless it believes that the composition of the Board and its operating procedures will adversely impact shareholder value.

           2. Stock Option Plans and Other Executive Compensation

  All proxies related to executive compensation are voted on a case-by-case basis. Generally, the Fund will vote in favour of stock options and other forms of compensation that do not result in a potential dilution of more than 10% of the issued and outstanding shares, are granted under clearly defined and reasonable terms, are commensurate with the duties of plan participants, and are tied to the achievement of corporate objectives.

  The Fund will generally not support the repricing of options, plans that give the Board broad discretion in setting the terms of the grant of options, or plans that authorize allocation of 20% or more of the available options to any individual in any single year.

           3. Shareholder Rights Plans

  The Fund will generally vote in favour of shareholder rights plans designed to provide sufficient time to undertake a fair and complete shareholder value maximization process and does not merely seek to entrench management or deter a public bidding process. In addition, the Fund will generally support plans that promote the interests and equal treatment of all shareholders, and allows for periodic shareholder ratification.

           4. Shareholder Proposals

  The Fund will evaluate and vote on shareholder proposals on a case-by-case basis. All proposals on financial matters will be given consideration. Generally, proposals that place arbitrary or artificial constraints on the company will not be supported.

           5. Social/Political Issues

  As a mutual fund company, it is Mackenzie's fiduciary duty to put the economic interests of Fund investors ahead of any non-financial matters. However, actions of social responsibility by companies and their Boards can enhance long-term shareholder value. If relevant to their business, the Fund will generally vote for proposals urging responsible policies and practices.

  Mackenzie does not intend to supplant the duties and responsibilities of regulatory bodies, or the laws of the jurisdictions in which the company operates.

  Conflicts of Interest

  Circumstances may occur where the Fund may have a potential conflict of interest relative to its proxy voting activities. Potential conflicts of interest could include business relationships with an issuer or proponent of a proxy proposal, or personal or familial relationships with proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

  The portfolio manager and all other parties involved in the administration of the Fund are required to bring all potential conflicts of interest to the attention of Mackenzie's General Counsel ("General Counsel"), Chief Investment Officer ("CIO"), and Chief Compliance Officer ("CCO"). If the General Counsel, CIO and CCO determine that a conflict exists they will ensure that the proxy voting decision is based on Mackenzie's pre-determined proxy voting policies, and the best interests of the Fund.

  Henderson Investment Management Limited

  Proxy Voting Policies and Procedures

  A.    Principles1

  1.         Background

  Henderson Investment Management Limited (HIML) believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

  This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

  2.         Corporate objective

  The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

  3.         Corporate strategy

  Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Shareholders should be given sufficient information about any such proposal, sufficiently early, to allow them to make an informed judgment and exercise their voting rights.

  4.         Disclosure

  Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on corporate governance arrangements and the company's management of corporate responsibility issues should be provided. 2

  5.         Voting rights

  Companies' ordinary shares should provide one vote for each share. Companies should act to ensure the owners' rights to vote. All proposals that might materially affect shareholder value or shareholders' rights should be subject to shareholder approval. Each proposal should be presented separately to shareholders -- multiple proposals should not be combined in the same resolution at the Annual General Meeting (AGM).

  6.         Boards of directors

  The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

  Companies should disclose upon appointment to the board and thereafter in each annual report or proxy statement information on the identities, core competences, professional or other backgrounds, factors affecting independence, and overall qualifications of board members and nominees so as to enable investors to assess the value they add to the company. Procedures for appointing directors should be transparent and reported to shareholders annually.

  Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Accordingly, independent non-executives should comprise no fewer than three members and as much as a substantial majority.

  Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

  1These Principles are based on the Organisation for Economic Co-operation and Development's Corporate Governance Principles and those of the International Corporate Governance Network.

  2For further discussion of corporate responsibility see section 9.

  7.         Audit and internal control

  Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

  8.         Directors' and senior executive remuneration

  Remuneration of directors or supervisory board members and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

  The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

  Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

  Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

  9.         Corporate responsibility

  9.1         Definition

  HIML believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

    economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;
    responsibilities to minimise and manage environmental impacts;
    responsibilities towards employees; and
    responsibilities to the wider community.

  9.2         Corporate responsibility standards

  Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,3 the UN Universal Declaration of Human Rights and the related covenants and conventions;4 International Labour Organisation conventions on labour standards;5 the OECD Guidelines for Multinational Enterprises;6 and the Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights.7

  9.3         Disclosure on corporate responsibility

  9.3.1         Annual Report

  Companies should disclose in their Annual Report how they are managing key risks and opportunities linked to social, environmental and ethical issues.

  9.3.2         Additional disclosures: Global Reporting Initiative

  HIML wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

  HIML believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary corporate responsibility reporting.8 It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of many market-based corporate governance codes in that it sets out a range of issues and reporting indicators and asks companies to 'comply or explain', making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances.

  HIML commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

  B.    Proxy Voting Policies

  In the light of the Principles elaborated above, HIML has adopted Proxy Voting Policies and Procedures. In addition, HIML has adopted country- and market-specific policies, which are not captured below. The Proxy Voting Policies are contained in the appendices to this document. With respect to non-U.S. and non-U.K. securities, the policies are set forth in the Global Proxy Voting Manual, a copy of which is attached in Appendix A hereto. In addition, the global policies are summarized below. With respect to U.K. securities, the policies are set forth in Henderson Global Investors' UK Activism Policy and Voting Policy, a copy of which is attached in Appendix B hereto. With respect to U.S. securities, the policies are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached in Appendix C hereto. The Proxy Voting Policies represent how HIML will generally vote on certain matters. However, in individual circumstances, HIML may override a specific policy as described below under Proxy Voting Procedures—Procedures.

  Global Proxy Voting Guidelines

  Financial Results/Director and Auditor Reports

  Vote FOR approval of financial statements and director and auditor reports, unless:

    there are concerns about the accounts presented or audit procedures used; or
    the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

  3www.unglobalcompact.org
  4www.unhchr.ch/html/intlinst.htm.
  5www.ilo.org/public/english/standards/norm/index.htm.
  6www.oecd.org/pdf/M000015000/M00015419.pdf.
  7Prepared by a working group of the UN Commission on Human Rights and available at: www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be3fc1256912003c5797/$FILE/G0013866.pdf
  8http://www.globalreporting.org/guidelines/2002.asp

  Appointment of Auditors and Auditor Compensation

  Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

    there are serious concerns about the accounts presented or the audit procedures used;
    the auditors are being changed without explanation; or
    there are serious issues of conflicts and objectivity because of the provision of non audit-related services.

  Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

  ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

  Appointment of Internal Statutory Auditors

  Vote FOR the appointment or re-election of statutory auditors, unless:

    there are serious concerns about the statutory reports presented or the audit procedures used;
    questions exist concerning any of the statutory auditors being appointed; or
    the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

  Allocation of Income

  Vote FOR approval of the allocation of income, unless:

    the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
    the payout is excessive given the company's financial position.

  Stock (Scrip) Dividend Alternative

  Vote FOR most stock (scrip) dividend proposals.

  Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  Amendments to Articles of Association

  Vote amendments to the articles of association on a CASE-BY-CASE basis.

  Change in Company Fiscal Term

  Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

  Lower Disclosure Threshold for Stock Ownership

  Vote AGAINST resolutions to lower the stock ownership disclosure threshold below what is required in a particular market unless specific reasons exist to implement a lower threshold.

  Amend Quorum Requirements

  Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

  Transact Other Business

  Vote AGAINST other business when it appears as a voting item.

  Board Structure

  Vote FOR proposals to fix board size.

  Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

  Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

  Director Elections

  Vote FOR management nominees in the election of directors, unless:

    there are clear concerns about the past performance of the company or the board; or
    the board fails to meet minimum corporate governance standards.

  Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

  Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

  Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

  Director Compensation

  Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

  Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis based on market norms.

  Vote AGAINST proposals to award stock options to nonexecutives in countries where such payment is not the norm.

  Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

  Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

  Vote executive director compensation proposals on a CASE-BY-CASE basis.

  Compensation Plans:

  Vote compensation plans on a CASE-BY-CASE basis.

  Discharge of Board and Management

  Vote FOR discharge of the board and management, unless:

    there are serious questions about actions of the board or management for the year in question; or
    legal action is being taken against the board by other shareholders.

  Director, Officer, and Auditor Indemnification and Liability Provisions

  Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

  Vote AGAINST proposals to indemnify auditors.

  Board Structure

  Vote FOR proposals to fix board size.

  Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

  Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

  Share Issuance Requests

  General Issuances

  Vote FOR issuance requests with preemptive rights on a CASE-BY-CASE basis based on market norms.

  Vote FOR issuance requests without preemptive on a CASE-BY-CASE basis based on market norms.

  Specific Issuances

  Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

  Increases in Authorized Capital

  Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

  Vote FOR specific proposals to increase authorized capital to any amount, unless:

    the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS HIML guidelines for the purpose being proposed; or
    the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

  Vote AGAINST proposals to adopt unlimited capital authorizations.

  Reduction of Capital

  Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

  Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

  Capital Structures

  Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

  Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

  Preferred Stock

  Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.

  Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

  Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

  Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

  Debt Issuance Requests

  Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

  Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.

  Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

  Pledging of Assets for Debt

  Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

  Increase in Borrowing Powers

  Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

  Share Repurchase Plans

  Vote FOR share repurchase plans, unless:

    clear evidence of past abuse of the authority is available; or
    the plan contains no safeguards against selective buybacks.

  Reissuance of Shares Repurchased

  Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

  Capitalization of Reserves for Bonus Issues/Increase In Par Value

  Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

  Reorganizations/Restructurings:

  Vote reorganizations and restructurings on a CASE-BY-CASE basis.

  Mergers and Acquisitions:

  Vote FOR mergers and acquisitions, unless:

    the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
    the company's structure following the acquisition or merger does not reflect good corporate governance.

  Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

  ABSTAIN if there is insufficient information available to make an informed voting decision.

  Mandatory Takeover Bid Waivers:

  Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

  Reincorporation Proposals:

  Vote reincorporation proposals on a CASE-BY-CASE basis.

  Expansion of Business Activities:

  Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

  Related-Party Transactions:

  Vote related-party transactions on a CASE-BY-CASE basis.

  Compensation Plans:

  Vote compensation plans on a CASE-BY-CASE basis.

  Antitakeover Mechanisms:

  Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

  Shareholder Proposals:

  Vote all shareholder proposals on a CASE-BY-CASE basis.

  Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

  Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

  C.   Proxy Voting Procedures

  1.        Responsibilities

  The Head of SRI Engagement and Corporate Governance at Henderson GlobaL Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

  2.        Service providers

  HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

  Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

  3.        Procedures

  The procedure for casting proxy votes is as follows:

    Custodians notify ISS of forthcoming company meetings and send proxy materials.
    ISS notifies Henderson of meetings via its VoteX website.
    For U.S. and non-U.K. securities, ISS provides voting recommendations based on HIML's Proxy Voting Policies.
    For U.K. securities, HIML generally votes in accordance with the policies set forth in Appendix B hereto.
    The Henderson Head of SRI Engagement and Corporate Governance (Head of Corporate Governance) consults with other corporate governance staff, fund managers and analysts as appropriate.
    With respect to U.S. and other non-U.K. securities, the Head of Corporate Governance (or his designee) decides whether to accept or override the voting recommendations provided by ISS. With respect to U.K. securities, the Head of Corporate Governance (or his designee) determines whether to vote in accordance with HIMLs predetermined policies as described in Appendix B hereto.
    If the ISS recommendations are accepted, or predetermined HIML voting policies for U.K. securities are followed, voting instructions are sent to custodians via the VoteX website and executed by the custodians.
    If no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue, the Proxy Committee of HIML evaluates whether there is an actual or potential conflict of interest that would affect HIML's ability to vote the proxy in the best interest of clients.
    The Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.

   4.        Share blocking

  In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

   5.        Conflicts of interest

  For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

  Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

  Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance..

  The following are examples of situations where a conflict may exist:

    Business Relationships -- where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
    Personal Relationships -- where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;
    Familial Relationships -- where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and
    Fund Relationships -- HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

  It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy. A form of such certification is attached in Appendix D hereto.

  In situations where no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue, the Proxy Committee, as described below, will evaluate whether there is an actual or potential conflict of interest that would affect HIML's ability to vote the proxy in the best interests of clients.

  Proxy Committee

  The Proxy Committee shall have three members, the Chief Investment Officer, the Head of Corporate Governance and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called when no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue. Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members the Proxy Committee shall be chose a chair of the Proxy Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

  The Proxy Committee shall review the report of the Head of Compliance as to whether any HIML person has reported a conflict of interest. The Head of Compliance, or his designee, shall confirm by a review of the personal holdings reports submitted by HIML persons whether any HIML persons in the aggregate own 1% or more of a party interested in the proxy process' equity securities and report such information to the Proxy Committee.

  The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

  The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.

  CAPITALIZATION AND VOTING RIGHTS

           The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

           The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have currently authorized the following series, each of which represents a fund: Ivy Balanced Fund, Ivy Bond Fund, Ivy Cash Reserves Fund (as of June 16, 2003, Ivy Cash Reserves Fund is closed to new investments), Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund. The Trustees had also authorized the issuance of Class A, Class B, Class C and Class Y shares of each of these Funds (except Ivy Cash Reserves Fund does not offer Class Y shares). The Trustees have further authorized the issuance of the following classes, which are now closed to further investment: Advisor Class shares for Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, as well as Class I shares for, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund and Ivy International Value Fund. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

           Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to a class of the Fund's shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

           As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

           With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

           The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

           The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

           Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

  SPECIAL RIGHTS AND PRIVILEGES

           The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

           Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IFDI. These funds are: Ivy Balanced Fund, Ivy Bond Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund (the other eight series of the Trust) as well as Ivy Funds, Inc. Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

  AUTOMATIC INVESTMENT METHOD

           The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares. The minimum initial and subsequent investment under this method is $50 per month.

           EXCHANGE OF SHARES

           As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy Funds. Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

  Excessive Short-Term Trading Policy

           The Funds are intended for long-term investment purposes. The Funds may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Fund may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Excessive short-term trading may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders. A Fund may limit, suspend, and/or permanently terminate, the exchange privilege of any investor and may reject future purchases of Fund shares by such investor at any time. In addition, each Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. In exercising any of the foregoing rights, a Fund may consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part by a Fund. Transactions placed in violation of this policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

           Although the Funds, IFDI and WRSCO will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Transactions accepted by a financial intermediary in violation of the Funds' policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

  Redemption Fee

           To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international funds will continue to deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 30 days. For shares purchased on or after May 1, 2004, each of the non-international funds except Ivy Cash Reserves Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

           The following exclusions, from both the 5-day and 30-day redemption fees, apply:

  1.         certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

  2.         (i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

  3.         shareholder accounts participating in dynamic asset allocation programs comprised of multiple Funds within the Ivy Family of Funds and/or the Waddell & Reed Advisors Family of Funds that periodically rebalance mutual fund holdings in response to prevailing economic, political and/or financial conditions.

           In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

           Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

           Advisor Class shareholders may exchange their outstanding Advisor Class shares for Class Y shares of another Ivy Fund on the basis of the relative net asset value per share.

           An exchange of shares between any of the Ivy Funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

           With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

           INITIAL SALES CHARGE SHARES. Generally, Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share. Class A shareholders may also exchange their shares for shares of Ivy Cash Reserves Fund (no initial sales charge will be assessed at the time of such an exchange). Exchanges of shares of Ivy Cash Reserves Fund ("money market fund shares") are subject to any sales charge applicable to the Ivy Fund being exchanged into, unless the money market shares were previously acquired by an exchange from Class A shares of a non money market fund upon which a sales charge has previously been paid.

  NET ASSET VALUE PURCHASE OF CLASS A SHARES

           Class A shares of a Fund may be purchased at NAV by the Trustees and officers of the Funds or of any affiliated entity of IFDI, employees of IFDI or of any of its affiliates, financial advisors of IFDI and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IFDI of its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

           Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals may purchase shares at NAV.

           Until June 30, 2004, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within 60 days of such redemption.

           Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

           Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with IFDI or any of its affiliates may be made at NAV.

           Sales representatives, and their immediate family members, associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements.

           Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.

           Direct Rollovers from the Waddell & Reed Advisors Retirement Plan may be made at NAV.

           Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

           Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

           Purchases through the Merrill Lynch Daily K Plan (the "Plan") may be made at NAV, provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program."

  CONTINGENT DEFERRED SALES CHARGE SHARES

           CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

           For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

           CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

           For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

           The following CDSC table applies to Class B shares of the Ivy Funds, other than Ivy Cash Reserves Fund.

YEAR SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF DOLLAR AMOUNT SUBJECT TO CHARGE
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%

           CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

           CLASS I AND ADVISOR CLASS: Exchange privileges with Class Y shares. Shareholders may exchange their outstanding shares for Class Y shares of another Ivy Fund on the basis of the relative net asset value per share.

           ALL CLASSES: The shares you exchange must be worth at least $100 or you must already own shares of a fund into which you want to exchange.

           Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by WRSCO or a designated agent of a properly executed request. Exchanges, whether written or telephonic, must be received by WRSCO or a designated agent by the close of regular trading on the NYSE (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request.

  RIGHTS OF ACCUMULATION

           If Class A, Class B or Class C shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account(s) as of the date the new purchase is accepted by IFDI for the purpose of determining the availability of a reduced sales charge.

Example:

  H is a current Class A shareholder who invested in one of the Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that (or another) Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge as described in the prospectus. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

           In order to be entitled to Rights of Accumulation, the purchaser must inform IFDI that the purchaser is entitled to a reduced charge and provide IFDI with the name and number of the existing account(s) with which the purchase may be combined.

  LETTER OF INTENT

           The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from IFDI, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by IFDI. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

           In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:

  H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by IFDI of $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

           A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by IFDI and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

           The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to IFDI within 20 days of IFDI's request for payment.

           If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

           An LOI does not bind the purchaser to buy, or IFDI to sell, the shares covered by the LOI.

           The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

           LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

  RETIREMENT PLANS

           Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IFDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

           The following fees will be charged to individual shareholder accounts:

Retirement Plan Annual Custodian Fee	$15.00 per fund account
Coverdell Educational Savings Account	$10.00 per fund account

           For shareholders in an IRA Rollover or Conversion Roth IRA, the fee will be waived if the same shareholder owns another IRA account (IRA, Simple IRA, SEP, ROTH).

           The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

           Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For 2004, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2004 through 2005 calendar years. For a married couple, the maximum annual contribution is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

           An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IFDI.

           Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

           In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

           Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

           Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, Coverdell Education Savings Accounts provide a vehicle for saving for a child's education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

           Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

           Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

           Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $41,000.

           457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

           TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

           Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2003, which may be increased each year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $2,000 for 2003.

           More detailed information about these arrangements and applicable forms are available from IFDI. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

  REINVESTMENT PRIVILEGE

           Shareholders who have redeemed Class A shares of any Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 45 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by WRSCO or its designated agent of the reinvestment order accompanied by the funds to be reinvested.

           Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

  SYSTEMATIC WITHDRAWAL PLAN

           If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

           The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

           To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

           You can choose to have shares redeemed to receive:

           1. a monthly, quarterly, semiannual or annual payment of $50 or more;

           2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

           3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

           Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

           The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

           You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

           After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

  GROUP SYSTEMATIC INVESTMENT PROGRAM

           Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

           With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and WRIICO each currently charge a maintenance fee of $3.00 (or portion thereof) for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to WRIICO) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed, a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

           Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

      the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");
      the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
      the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

           Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

           Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

  REDEMPTIONS

           Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by WRSCO or an authorized third party, less any applicable CDSC or redemption fee.

           Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.

           Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

           The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $500 in any Fund. All accounts below that minimum will be redeemed when the Trust deems it advisable. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. Shareholders in certain retirement plans or accounts who wish to avoid tax consequences must "rollover" any sum so redeemed into another eligible plan within 60 days. The Trustees of the Trust may change the minimum account size.

  CONVERSION OF CLASS B SHARES

           As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the same Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

  NET ASSET VALUE

           The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IFDI, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by IFDI or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by IFDI or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

           IFDI need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

           The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

           The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.

           Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing purchase price or the asked price.

           When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

           Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

           Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Trustees. They are accounted for in the same manner as exchange-listed puts.

  DETERMINATION OF OFFERING PRICE

           The NAV of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

           Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The price makeup as of December 31, 2003, which is the date of the most recent balance sheet for the Funds incorporated into this SAI by reference, were as follows:

Ivy Cundill Global Value Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$11.41
Add: selling commission (5.75% of offering price)	0.70
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$12.11
====

Ivy European Opportunities Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$19.89
Add: selling commission (5.75% of offering price)	1.21
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$21.10
=====

Ivy Global Natural Resources Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$16.69
Add: selling commission (5.75% of offering price)	1.02
-------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$17.71
=====

Ivy International Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$20.64
Add: selling commission (5.75% of offering price)	1.26
-------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$21.90
====

Ivy International Value Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$9.73
Add: selling commission (5.75% of offering price)	0.59
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$10.32
====

Ivy Pacific Opportunities Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$9.11
Add: selling commission (5.75% of offering price)
------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$9.67
====

  TAXATION

           The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in any Fund. The Funds are not managed for tax-efficiency.

           Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). If a Fund should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and capital gains that would otherwise be available for distribution to the Fund's shareholders.

           As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

           Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

  OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

           The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

           Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

           The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

           Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

           Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

           Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed before the end of the 30th day after the close of a Fund's taxable year, if the position is held throughout the 60-day period beginning on the date the transaction is closed and certain other conditions are met.

  CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

           Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

  INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

           Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

           Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

  DEBT SECURITIES ACQUIRED AT A DISCOUNT

           Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

           Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

           Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

           Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by each Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

  DISTRIBUTIONS

           Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares, unless they are treated as "qualified dividend income" eligible to be taxed at long-term capital gain rates. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

           If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

  DISPOSITION OF SHARES

           Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

           In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

  FOREIGN WITHHOLDING TAXES

           Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

           If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

           Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

           The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

  BACKUP WITHHOLDING

           Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

           Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any Fund.

  UNDERWRITER

           IFDI acts as principal underwriter and distributor of the Fund's shares pursuant to a distribution agreement entered into between IFDI and the Fund (the Distribution Agreement). The Distribution Agreement requires IFDI to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

  PERFORMANCE INFORMATION

           Performance information for the classes of shares of each Fund (other than Ivy Cash Reserves Fund) may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

  Average Annual Total Returns (Before Taxes)

           Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P(1 + T)[n] = ERV
Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	period covered by computation expressed in years
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

           The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

           The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

           The average annual total return quotations for the Class A shares of each Fund before taxes with the maximum sales load deducted as of December 31, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

	One-year Period from 1-1-03 to 12-31-03	Five-Year Period from 1-1-99 to 12-31-03 (or life if less)	Ten-year Period from 1-1-94 to 12-31-03 (or life if less)	Date of Class Inception
Ivy Cundill Global Value Fund	28.58%	4.43%	N/A	9-4-2001
Ivy European Opportunities Fund	42.34%	31.63%	N/A	5-4-1999
Ivy Global Natural Resources Fund	37.24%	20.75%	9.93%	1-2-1997
Ivy International Fund	18.98%	-5.75%	2.13%	4-30-1986
Ivy International Value Fund	19.88%	-0.21%	-0.83%	5-13-1997
Ivy Pacific Opportunities Fund	44.06%	6.81%	-2.30%	10-25-1993

           The average annual total return quotations for the Class A shares of each Fund before taxes without sales load deducted as of December 31, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

	One-year Period from 1-1-03 to 12-31-03	Five-Year Period from 1-1-99 to 12-31-03 (or life if less)	Ten-year Period from 1-1-94 to 12-31-03 (or life if less)	Date of Class Inception
Ivy Cundill Global Value Fund	36.43%	7.13%	N/A	9-4-2001
Ivy European Opportunities Fund	51.02%	33.31%	N/A	5-4-1999
Ivy Global Natural Resources Fund	45.61%	22.19%	9.93%	1-2-1997
Ivy International Fund	26.24%	-4.62%	2.74%	4-30-1986
Ivy International Value Fund	27.19%	0.97%	0.06%	5-13-1997
Ivy Pacific Opportunities Fund	52.85%	8.08%	-1.72%	10-25-1993

           The average annual total return quotations for the Class B shares of each Fund before taxes with the maximum deferred sales charge deducted as of December 31, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

	One-year Period from 1-1-03 to 12-31-03	Five-Year Period from 1-1-99 to 12-31-03 (or life if less)	Ten-year Period from 1-1-94 to 12-31-03 (or life if less)	Date of Class Inception
Ivy Cundill Global Value Fund	31.34%	9.75%	N/A	9-26-2001
Ivy European Opportunities Fund	45.73%	32.02%	N/A	5-24-1999
Ivy Global Natural Resources Fund	40.42%	21.16%	10.06%	1-2-1997
Ivy International Fund	20.97%	-5.69%	1.79%	10-22-1993
Ivy International Value Fund	22.23%	-0.43%	-1.03%	5-13-1997
Ivy Pacific Opportunities Fund	45.74%	6.63%	-2.66%	10-25-1993

           The average annual total return quotations for the Class B shares of each Fund before taxes without the maximum deferred sales charge deducted as of December 31, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

	One-year Period from 1-1-03 to 12-31-03	Five-Year Period from 1-1-99 to 12-31-03 (or life if less)	Ten-year Period from 1-1-94 to 12-31-03 (or life if less)	Date of Class Inception
Ivy Cundill Global Value Fund	35.34%	10.92%	N/A	9-26-2001
Ivy European Opportunities Fund	49.73%	32.18%	N/A	5-24-1999
Ivy Global Natural Resources Fund	44.42%	21.26%	10.06%	1-2-1997
Ivy International Fund	24.97%	-5.57%	1.79%	10-22-1993
Ivy International Value Fund	26.23%	-0.23%	-1.03%	5-13-1997
Ivy Pacific Opportunities Fund	49.74%	6.78%	-2.66%	10-25-1993

           The average annual total return quotations for Class C shares before taxes as of December 31, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

	One-year Period from 1-1-03 to 12-31-03	Five-Year Period from 1-1-99 to 12-31-03 (or life if less)	Ten-year Period from 1-1-94 to 12-31-03 (or life if less)	Date of Class Inception
Ivy Cundill Global Value Fund	35.47%	9.97%	N/A	10-19-2001
Ivy European Opportunities Fund	49.69%	14.69%	N/A	10-24-1999
Ivy Global Natural Resources Fund	44.58%	21.14%	9.80%	1-2-1997
Ivy International Fund	24.94%	-5.57%	-0.32%	4-30-1996
Ivy International Value Fund	26.09%	-1.25%	-1.06%	5-13-1997
Ivy Pacific Opportunities Fund	50.96%	7.03%	-0.79%	4-30-1996

  Average Annual Total Returns (After Taxes on Distributions)

           Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P(1 + T)[n] =	ATVD

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return (after taxes on distributions)
	n	=	period covered by computation expressed in years
	ATVD	=

  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

           The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

           The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

           Each Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

           The quotations for average annual total return after taxes on distributions for the Class A shares with the maximum sales load deducted as of December 31, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

	One-year Period from 1-1-03 to 12-31-03	Five-Year Period from 1-1-99 to 12-31-03 (or life if less)	Ten-year Period from 1-1-94 to 12-31-03 (or life if less)	Date of Class Inception
Ivy Cundill Global Value
Fund (Advisor Class)	36.84%	5.00%	N/A	4-19-2000
Ivy European Opportunities Fund	42.23%	25.58%	N/A	5-4-1999
Ivy Global Natural Resources Fund	37.08%	20.46%	8.69%	1-2-1997
Ivy International Fund	18.98%	-7.33%	0.91%	4-30-1986
Ivy International Value Fund	19.88%	-0.39%	-1.02%	5-13-1997
Ivy Pacific Opportunities Fund	44.06%	6.64%	-2.54%	10-25-1993

  Average Annual Total Returns (After Taxes on Distributions and Redemption of Shares)

           Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P(1 + T)[n] =	ATVDR

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return (after taxes on distributions and redemption)
	n	=	period covered by computation expressed in years
	ATVDR	=

  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

           The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

           Each Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

           The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

           The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

           Each Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

           The quotations for average annual total return after taxes on distributions and redemption of shares for the Class A shares with the maximum sales load deducted as of June 30, 2003, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

	One-year Period from 1-1-03 to 12-31-03	Five-Year Period from 1-1-99 to 12-31-03 (or life if less)	Ten-year Period from 1-1-94 to 12-31-03 (or life if less)	Date of Class Inception
Ivy Cundill Global Value
Fund (Advisor Class)	24.21%	4.46%	N/A	4-19-2000
Ivy European Opportunities Fund	27.55%	23.86%	N/A	5-4-1999
Ivy Global Natural Resources Fund	24.25%	17.51%	7.62%	1-2-1997
Ivy International Fund	12.34%	-3.79%	2.07%	4-30-1986
Ivy International Value Fund	12.92%	-0.21%	-0.71%	5-13-1997
Ivy Pacific Opportunities Fund	28.64%	5.52%	-1.88%	10-25-1993

           A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

           Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

           OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

           Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

           Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

  FINANCIAL STATEMENTS

           The Financial Statements, including notes thereto, for the fiscal year ended December 31, 2003, are incorporated herein by reference. They are contained in the Funds' Annual Report to Shareholders dated December 31, 2003.

           APPENDIX A

  DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P") AND
  MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
  BOND AND COMMERCIAL PAPER RATINGS

  [From Moody's Rating Definitions, www.moodys.com, December 2000, and "Standard & Poor's Municipal Ratings Handbook," September 2000 Issue (McGraw-Hill, New York, 2000).]

  MOODY'S:

  (a) CORPORATE BONDS. Aaa         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

           A         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

           Baa         Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C         Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           (b) COMMERCIAL PAPER. Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

           Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

           Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

           Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

           Issuers rated Not Prime do not fall within any of the Prime rating categories.

  S&P:

           (a) LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based in varying degrees on the following considerations:

Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
Nature of and provisions of the obligation; and

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

           The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

           AAA         An obligation rated --AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

           AA         An obligation rated --AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

           A         An obligation rated --A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

           BBB         An obligation rated --BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

           BB, B, CCC, CC, and C         Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

           BB         An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

           B         An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

           CCC         An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

           CC         An obligation rated 'CC' is currently highly vulnerable to nonpayment.

           C         The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

           D         An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

           A-1         This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

           A-2         Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

           A-3         Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

           B         Issues rated 'B' are regarded as having only speculative capacity for timely payment.

           C         This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

           D         Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

  Ivy Balanced Fund

  Ivy Bond Fund

  Ivy International Balanced Fund

  Ivy Mortgage Securities Fund

  Ivy Real Estate Securities Fund

  Ivy Small Cap Value Fund

  Ivy Value Fund

  series of

  IVY FUNDS

  6300 Lamar Avenue

  P. O. Box 29217

  Shawnee Mission, Kansas 66201-9217

  913-236-2000

  800-777-6472

  STATEMENT OF ADDITIONAL INFORMATION

  April 30, 2004

           Ivy Funds (the "Trust") is an open-end management investment company that currently consists of fifteen portfolios. This Statement of Additional Information ("SAI") relates to the Class A, B, C and Y shares of the Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund, (each a "Fund" and, collectively, the "Funds"). The other eight portfolios of the Trust are described in separate SAIs. This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated January 28, 2004, as supplemented from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust or its distributor, Ivy Funds Distributor, Inc. (IFDI) at the address or telephone number listed above.

          The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the annual report of the predecessor of each Fund, as well as, with respect to Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund, the unaudited Semiannual Report to Shareholders, dated January 31, 2004, which may also be obtained from the Fund or IFDI at the address or telephone number above.

General Information

Investments Objectives, Strategies and Limitations

Investment Restrictions

Portfolio Turnover

Management of the Funds

Principal Holders of Securities

Investment Advisory and Other Services

Brokerage Allocation

Proxy Voting Policy

Capitalization and Voting Rights

Purchase, Redemption and Pricing of Shares

Taxation of the Fund

Underwriter

Performance Information

Financial Statements

Appendix A

Appendix B

  GENERAL INFORMATION

           Each Fund is organized as a separate, diversified portfolio of Ivy Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on December 21, 1983.

           Each Fund is the successor to a separate Advantus Fund, each of which was a Minnesota corporation. Each such Advantus Fund to which a Fund succeeded (the "Predecessor Funds") was reorganized as a separate series of the Trust, and Class A shares of the Funds were issued in exchange for existing shares of the Predecessor Funds. The Funds offer Class A, Class B, Class C and Class Y shares.

           Advantus Spectrum Fund, Inc. (the Predecessor Fund to Ivy Balanced Fund) and Advantus Mortgage Securities Fund, Inc. (the Predecessor Fund to Ivy Mortgage Securities Fund) were incorporated in October 1984. Advantus Bond Fund, Inc. (the Predecessor Fund to Ivy Bond Fund) was incorporated in January 1987, Advantus International Balanced Fund, Inc. (the Predecessor Fund to Ivy International Balanced Fund) and Advantus Cornerstone Fund, Inc. (the Predecessor Fund to Ivy Value Fund) were incorporated in January 1994. Advantus Real Estate Securities Fund, Inc. (the Predecessor Fund to Ivy Real Estate Securities Fund) was incorporated in September 1998. Advantus Venture Fund, Inc. (the Predecessor Fund to Ivy Small Cap Value Fund) was incorporated in July 1996.

           Effective July 23, 2003, the Trust changed its name from Ivy Fund to its current name.

           Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that Waddell & Reed Ivy Investment Company (WRIICO), the Funds' investment manager, or a sub-advisor, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, WRIICO or a sub-advisor may, as the case may be, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

  INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

           Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "An Overview of the Funds" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

           Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

  Fund Names And Investment Policies

           Ivy Mortgage Securities Fund, Ivy Bond Fund, Ivy Real Estate Securities Fund and Ivy Small Cap Value Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. However, Rule 35d-1 requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

  Equity Securities Of Small Capitalization Companies

           The Ivy Small Cap Value Fund will invest primarily in equity securities issued by small capitalization companies. Ivy International Balanced Fund, Ivy Balanced Fund, Ivy Value Fund and Ivy Real Estate Securities Fund may also invest in such securities. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. WRIICO, or the respective Fund's investment sub-advisor, believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

           While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Fund will invest specifically in those companies which produce those results. Because of the risks involved, the Fund is not intended to constitute a complete investment program.

  Debt And Money Market Securities

           Each of the Funds may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. The debt instruments in which these Funds may invest include the following:

      Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by WRIICO or a sub-advisor, as the case may be. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. As an operating policy, Ivy International Balanced Fund will not invest more than 5% of its assets in debt securities rated BBB by S&P or Baa by Moody's. In addition, Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may also invest up to 10% of their respective net assets in securities rated BB or Ba by S&P or Moody's, respectively, and Ivy Small Cap Value Fund may also invest up to 10% of its net assets in securities (including convertible securities) rated at least B- by S&P or by B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix A below.
      Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.
      Debt obligations of banks.

           Ivy Bond Fund may also purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody's.

           In addition to the instruments described above, which will generally be long-term, but may be purchased by a Fund within one year of the date of a security's maturity, a Fund may also purchase other high quality securities including:

      Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.
      Obligations of the International Bank for Reconstruction and Development.
      Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of such Fund's (other than Ivy Mortgage Securities Fund's) net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

           A Fund may also invest in securities which are unrated if WRIICO or a sub-advisor, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is each Fund's general policy to classify such securities at the higher rating level where, in the judgment of WRIICO or the Fund's sub-advisor, as the case may be, such classification reasonably reflects the security's quality and risk.

           The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

           A Fund may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is each Fund's general policy to dispose of such down-graded securities except when, in the judgment of WRIICO or the Fund's sub-advisor, as the case may be, it is to the Fund's advantage to continue to hold such securities. In no event, however, will any Fund hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

  Low Rated Securities

           Ivy Value Fund and Ivy Small Cap Value Fund may also invest up to 10% of their respective net assets in debt securities (including convertible debt securities), which at the time of acquisition are rated at least B- or B3 by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or if not rated, are of equivalent investment quality as determined by WRIICO, or the Fund's sub-advisor, as the case may be. Ivy Balanced Fund, Ivy Mortgage Securities Fund, and Ivy Bond Fund may invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be. Each Fund (except for Ivy Real Estate Securities Fund) may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible low rated securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see "Debt and Money Market Securities" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

           Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

           Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

           Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

  Convertible Securities

           Each of the Funds (except Ivy International Balanced Fund) may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Ivy Value Fund and Ivy Small Cap Value Fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P of Moody's, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be. Ivy Bond Fund, Ivy Real Estate Securities Fund, Ivy Mortgage Securities Fund and Ivy Balanced Fund will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody's, respectively, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be. See "Low Rated Securities" above.

  U.S. Government Obligations

           These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

  Obligations Of Non-Domestic Banks

           Each Fund may invest in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which such Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

  Mortgage-Related Securities

           Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee a Fund's yield or the price of its shares.

           Each of these Funds expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be. Each of these Funds may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be, when deemed by WRIICO or sub-advisor to be consistent with the Fund's respective investment objective. To the extent that a Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. Each of these Funds may also invest up to 10% of its assets in mortgage-related securities rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be. See "Low Rated Securities," above. Ivy Mortgage Securities Fund may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody's, respectively. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see Appendix A.

  U.S. Government Mortgage-Related Securities

           A governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

           Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

           FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

  Non-Governmental Mortgage-Related Securities

           Ivy Mortgage Securities Fund, Ivy Balanced Fund, and Ivy Bond Fund may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. Each of these Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers WRIICO or sub-advisor, as the case may be, determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in WRIICO's or a sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

  Collateralized Mortgage Obligations

           Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or tranches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

           In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

           The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. Each of these Funds may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

           Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Ivy Mortgage Securities Fund, Ivy Balanced Fund, and Ivy Bond Fund will not purchase a Z bond if the respective Fund's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

           Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. A Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Fund's net assets.

  Stripped Mortgage-Backed Securities

           Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

           The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, a Fund will limit its investments in IOs and POs to 15% of the Fund's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Fund's net assets) except to the extent such securities are deemed liquid by WRIICO or sub-advisor, as the case may be, in accordance with standards established by the Trust's Board of Trustees. See "Restricted and Illiquid Securities" below.

  Asset-Backed And Stripped Asset-Backed Securities

           Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may invest in asset-backed securities rated within the four highest grades assigned by Moody's or S&P, or, if not rated, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be. Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

           Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

           Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

           To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

           Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See "Stripped Mortgage-Backed Securities," above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See "Stripped Mortgage-Backed Securities," above. As an operating policy, a Fund will limit its investment in IOs and POs to 15% of the Fund's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Fund's net assets) except to the extent such securities are deemed liquid by WRIICO or sub-advisor, as the case may be, in accordance with standards established by the Trust's Board of Trustees. See "Restricted and Illiquid Securities" below.

  Direct Investments In Mortgages - Whole Loans

           Ivy Mortgage Securities Fund, Ivy Bond Fund, and Ivy Balanced Fund may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from a Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as a Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by WRIICO or sub-advisor, as the case may be. The Fund will invest in such mortgages only if its investment advisor or sub-advisor has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

  Foreign Securities

           Ivy Real Estate Securities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Mortgage Securities Fund, and Ivy Small Cap Value Fund may invest up to 10% of the market value of its total assets in securities of foreign issuers which are not traded in the U.S. (Securities of foreign issuers which are U.S. dollar denominated and issued and publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts (ADRs), are not considered foreign securities for this purpose and are not subject to this 10% limitation. Each of Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Balanced Fund may not, however, invest more than 10% of its total assets in ADRs.). Such securities are typically publicly traded but may in some cases be issued as private placements (each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Fund's net assets). Ivy Value Fund may invest up to 25% of its total assets in securities of foreign issuers which are not publicly traded in the U.S., and is under no restrictions with respect to ADRs. In addition, Ivy International Balanced Fund may invest in foreign securities without limitation.

           Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. A Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

           Furthermore, Ivy International Balanced Fund may invest in securities issued by governments, governmental agencies and companies located in developing market countries. The Fund considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. Ivy International Balanced Fund will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

           An American Depositary Receipt ("ADR") is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

           In addition, Ivy International Balanced Fund may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. European Depository Receipts are not necessarily denominated in the currency of the underlying security.

  Investments In Russia

           Ivy International Balanced Fund may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

           The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

           The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for many of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

           Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Fund to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

           Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

  Currency Exchange Transactions

           Spot Exchange Transactions. Ivy International Balanced Fund usually effects currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

           Forward Exchange Contracts. Ivy International Balanced Fund also has the authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios may invest for speculative purposes. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. These forward foreign currency exchange contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency - see "Foreign Currency Hedging Transactions," below). Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

  Foreign Currency Hedging Transactions

           Forward Exchange Contracts. Ivy International Balanced Fund has authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which the Fund will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and prices set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward foreign exchange contracts entered into for the purpose of hedging will be limited to hedging involving specific transactions, portfolio positions or foreign cross-currency hedging.

           Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. (An example of a transaction hedge is when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security in a particular currency). Position hedging is the sale of forward foreign exchange contracts into U.S. dollars with respect to portfolio security positions denominated or quoted in such foreign currency. (An example of a position hedge is if the Fund's sub-advisor believes that a foreign currency - for example the Japanese yen - may suffer a decline against another currency - for example the U.S. dollar - it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline - the Japanese yen - that approximates the value of some or all of the Fund's investment securities denominated in the Japanese yen). Foreign cross-currency hedging occurs when the Fund's investment sub-advisor believes a particular foreign currency may enjoy a substantial movement against another foreign currency and the sub-advisor decides to enter into a forward contract to sell the less favorable foreign currency in which certain Fund securities are denominated and to buy the more favorable foreign currency in an amount not to exceed the total market value of the Fund's securities denominated in the less favorable currency.

           The prediction of short-term currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

           It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

           If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

           Currency Futures Contracts. Ivy International Balanced Fund may also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Fund's investment sub-advisor to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

  Closed-End Investment Companies

           Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, Ivy International Balanced Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

  Real Estate Investment Trust Securities

           Ivy Value Fund, Ivy Balanced Fund, and Ivy Real Estate Securities Fund may invest in securities issued by real estate investment trusts. A real estate investment trust ("REIT") is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

           REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund investments in REITs will consist of equity REITs.

  Loans Of Portfolio Securities

           For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in a Fund's prospectus that the Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by WRIICO or sub-advisor, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of WRIICO or sub-advisor, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by WRIICO or sub-advisor throughout the term of each loan.

  Restricted And Illiquid Securities

           Each Fund may invest up to 15% of its net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, a Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. A Fund may be required to bear the expenses of registration of such restricted securities.

           The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, WRIICO or sub-advisor, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by WRIICO or sub-advisor to be liquid in accordance with standards established by the Trust's Board of Trustees. Under these guidelines, WRIICO or sub-advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

           If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund is in a position where more than 15% of its net assets are invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

  When-Issued Securities And Forward Commitments

           Ivy Mortgage Securities Fund, Ivy Balanced, Ivy Bond Fund, Ivy Real Estate Securities Fund, and Ivy International Balanced Fund may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by a Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

           The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIICO or sub-advisor, as the case may be to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIICO or sub-advisor anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment advisor or sub-advisor anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIICO or sub-advisor is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's net asset value.

           When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each of these Funds may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time a Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

           Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, and Ivy Mortgage Securities Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Funds that may invest in such transactions, see "Mortgage Dollar Rolls" below.

           The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of such Fund's (other than Ivy International Balanced Fund's) total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls. No more than 20% of the value of Ivy International Balanced Fund's total assets will be committed to when-issued or forward commitment transactions.

  Mortgage Dollar Rolls

           In connection with its ability to purchase securities on a when-issued or forward commitment basis, Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of WRIICO or sub-advisor, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

           For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

  Reverse Repurchase Agreements

           Ivy Balanced Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

           The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund's investments and reduces the stability of the Fund's net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund's net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction).

  Repurchase Agreements

           Each Fund may enter into repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Trustees of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom a Fund enters into repurchase agreements is monitored by the Fund's investment sub-advisor throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. A Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), a Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

  Futures Contracts And Options On Futures Contracts

           Futures Contracts. Consistent with its investment objectives and strategies, each Fund may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.")

           A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

           Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

           Stock index futures contracts include contracts on the S&P 500 Index and other broad-based stock market indexes, as well as contracts based on narrower market indexes or indexes of securities of particular industry groups. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with the value of the common stocks so included. The parties to a stock index futures contract agree to make a cash settlement on a specific future date in an amount determined by the value of the stock index on the last trading day of the contract. The amount is a specified dollar amount times the difference between the value of the index on the last trading day and the value on the day the contract was struck.

           Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.

           Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

           The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

           U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

           Options On Futures Contracts. Each Fund also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. Each Fund may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

           An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

           A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

           Options on futures contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

           Risks of Futures Contracts and Options on Futures Contracts. The use of futures contracts and options on futures contracts will expose a Fund to additional investment risks and transactions costs. Risks include:

      the risk that interest rates, securities prices or currency markets will not move in the direction that WRIICO or sub-advisor anticipates;
      an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;
      the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;
      leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument; and
      the risk that the counterparty to an instrument will fail to perform its obligations.

           Regulatory Matters. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts. The CFTC, a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended.

           The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of a company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

           For examples of futures contracts and their tax treatment, see Appendix B to this Statement of Additional Information.

  Options

           Each Fund may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.

           A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

           Each Fund may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Each Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised.

           By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

           Options On Securities. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

           Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

           Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

           In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

           Options On Stock Indexes. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

           A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund's advisor or sub-advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

           The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

  Warrants

           Each of the Funds (except Ivy Mortgage Securities Fund) may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

           It is not expected that Ivy Bond Fund will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of its total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

  Warrants With Cash Extractions

           Ivy International Balanced Fund may also invest up to 5% of its assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

           For example, assume one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also assume that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

           If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, assume Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also assume that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

  Index Depositary Receipts

           Ivy Value Fund, Ivy Balanced Fund and Ivy Small Cap Value Fund may invest up to 10% of its total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. No more than 5% of a Fund's total assets may be invested in any one DR. The Fund may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other DRs which track indexes, provided that such investments are consistent with a Fund's investment objective as determined by WRIICO or sub-advisor. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

           DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by a Fund).

           Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Fund's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.

  Short Sales Against The Box

           Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

  Defensive Purposes

           Each Fund (other than Ivy Real Estate Securities Fund) may invest up to 20% of its net assets in cash or cash items. Ivy Real Estate Securities Fund may invest approximately 5% of its net assets in cash or cash items. In addition, for temporary or defensive purposes, each Fund may invest in cash or cash items without limitation. The "cash items" in which each Fund may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations.

  INVESTMENT RESTRICTIONS

           Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

           In addition to the foregoing limitations, each Fund is subject to certain "fundamental" investment restrictions, described below, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the applicable Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. Each Fund is also subject to certain other investment restrictions which are not fundamental and may be changed by vote of the Board of Trustees without further shareholder approval.

  Fundamental Restrictions

      Policy Regarding Borrowing and the Issuance of Senior Securities.

      No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Agreement and Declaration of Trust of Ivy Funds.

      Each Fund may borrow money only for temporary, emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of a Fund's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

      Policy Regarding Concentration in a Particular Industry.

      Ivy Bond Fund, Ivy International Balanced Fund, Ivy Balanced Fund, Ivy Value Fund and Ivy Small Cap Value Fund.

      The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      Ivy Mortgage Securities Fund.

      Under normal market conditions, the Fund will concentrate its investments in the mortgage and mortgage-finance industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      Ivy Real Estate Securities Fund.

      Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate related industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      Policy Regarding Investments in Real Estate.

      The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

      Policy Regarding Investments in Commodities.

      No Fund may purchase or sell physical commodities; however, this policy does not prevent a Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

      Policy Regarding Lending.

      The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the Investment Company Act of 1940, as amended. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the Securities and Exchange Commission and any conditions thereto, will not be considered the making of a loan.

      Policy Regarding Underwriting of Securities.

      The Fund will not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

      Non-Fundamental Restrictions

      The Fund will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.
      The Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of liquidation value of the Fund's portfolio.
      The Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.
      The Fund may not make short sales of securities, other than short sales "against the box."
      The Fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.
      The Fund will not invest more than 15% of its net assets in illiquid securities.
      The total market value of securities against which the Fund may write call or put options will not exceed 20% of the Fund's total assets. In addition, the Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.

           With respect to each of the Funds, any investment policy set forth in the Prospectus, under "Investment Objectives and Policies" above, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

  PORTFOLIO TURNOVER

           Each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. A high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and could generate taxable income or loss to the shareholder. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs.

           Ivy Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis.

           Each of the Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Value Fund, Ivy Small Cap Value Fund, and Ivy Real Estate Securities Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Rate of portfolio turnover is not a limiting factor, however, and particular holdings may be sold at any time, if, in the opinion of WRIICO or sub-advisor, as the case may be, such a sale is advisable. Frequent changes may result in higher brokerage and other costs for the Fund. The Fund does not emphasize short-term trading profits.

           For the fiscal years ended September 30, 2003, 2002 and 2001, the portfolio turnover rate for Advantus Spectrum Fund (the Predecessor Fund to Ivy Balanced Fund) was 110.0%, 129.0% and 158.4%, respectively. For the fiscal years ended September 30, 2003, 2002 and 2001, the portfolio turnover rate for Advantus Mortgage Securities Fund (the Predecessor Fund to Ivy Mortgage Securities Fund) was 82.7%, 98.5% and 55.2%%, respectively. For the fiscal years ended September 30, 2003, 2002 and 2001, the portfolio turnover rate for Advantus Bond Fund (the Predecessor Fund to Ivy Bond Fund) was 118.6%, 148.3% and 251.9%, respectively. For the fiscal years ended September 30, 2003, 2002 and 2001, the portfolio turnover rate for Advantus International Balanced Fund (the Predecessor Fund to Ivy International Balanced Fund) was 39.4%, 47.8% and 35.6%, respectively. For the fiscal year ended July 31, 2003, the fiscal period ended July 31, 2002, and the fiscal year ended September 30, 2001, the portfolio turnover rate for Advantus Cornerstone Fund (the Predecessor Fund to Ivy Value Fund) was 123.4%, 95.3%, and 147.9%, respectively. For the fiscal years ended July 31, 2003, 2002, and 2001, the portfolio turnover rate for Advantus Real Estate Securities Fund (the Predecessor Fund to Ivy Real Estate Securities Fund) was 48.2%, 101.2%, and 173.1%, respectively. For the fiscal years ended July 31, 2003, 2002, and 2001, the portfolio turnover rate for Advantus Venture Fund (the Predecessor Fund to Ivy Small Cap Value Fund) was 54.2%, 37.3%, and 37.8%, respectively.

  MANAGEMENT OF THE FUNDS

  Trustees and Officers

           The Board of Trustees (the "Board") oversees the operations of the Funds, which number 15 portfolios, and is responsible for the overall management and supervision of its affairs in accordance with the laws of the State of Massachusetts. The members of the Board are also Directors for, and similarly oversee the operations of, each of the 13 funds in the Ivy Funds, Inc., which, together with the Funds, comprise the Ivy Family of Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also oversee all of the funds in the Advisors Fund Complex.

           Subject to the Funds' retirement policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board and general oversight by the Board.

  Independent Trustees

           The following table provides information regarding each Trustee who is not an "interested person" as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 63	Trustee	2002	President of Boettcher Enterprises, Inc. (agriculture products and services) since 1979; President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) since 1979; President of Boettcher Aerial, Inc. (Aerial Ag Applicator) since 1983	28	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Trustee	2002	CEO of PacPizza, Inc. (Pizza Hut franchise) since 2000; Secretary of Street Homes, LLP (homebuilding company) since 2001; President of Alien, Inc. (real estate development), 1997 to 2001	28	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 36	Trustee	2002	Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise	70	Director of each of the Funds in the Advisors Fund Complex
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 52	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm) since 1996; Member/Manager, Castle Valley Ranches, LLC (ranching) since 1995	28	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 66	Trustee	2002	Professor Emeritus, formerly, Professor of Business Administration, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City	70	Director of each of the Funds in the Advisors Fund Complex
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 Age:59	Trustee	2002	Retired; formerly, Managing Director "Institutional Sales, Merrill Lynch, 1983-1999	28

  Director, Executive Board, Cox Business School, Southern Methodist University (since 1998); Director, Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (since February, 2003) (29 portfolios overseen)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	Trustee	2000	Chairman, CEO and Director of JBE Technology Group, Inc. (telecommunications and computer network consulting); CEO and Director of Asgard Holding, LLC (computer network and security services); President of Global Mutual Fund Services; President and CEO of Global Technology	28	Director of Hansberger Institutional Funds (2 portfolios overseen)

  Interested Trustees

           The Trustees considered by the Funds and its counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment manager because of their employment by Waddell & Reed Financial, Inc. (W&R) or its subsidiaries are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 58	Chairman of the Board Trustee	1998 1993	Chairman of the Board, Chief Executive Officer and Director of WDR; formerly, Principal Financial Officer of WDR; Chairman of the Board and Director of Waddell & Reed, Waddell & Reed Investment Management Company (WRIMCO) and Waddell & Reed Services Company (WRSCO); formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	70	Chairman and Director of each of the Funds in the Advisors Fund Complex
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	President Trustee	2001 1998	President, Chief Investment Officer and Director of WDR; formerly, Treasurer of WDR; Director of Waddell & Reed; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Executive Officer and Director of WRIICO; President and Director/Trustee of each of the funds in the Fund Complex	70	Director of each of the Funds in the Advisors Fund Complex; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO

  *With respect to the Fund Complex.

  Officers

           The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 61	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1976 1976 2002	Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the funds in the Fund Complex; formerly, Vice President of WRSCO
Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Vice President Secretary Associate General Counsel	2000 2000 2000

  Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex; formerly, Assistant Secretary of funds in the Fund Complex; formerly, Compliance Officer of WRIMCO

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President General Counsel Assistant Secretary	2000 2000 2000

  Vice President, Assistant Secretary and General Counsel of WDR; Senior Vice President, Secretary and General Counsel of Waddell & Reed, WRIMCO and WRSCO; Senior Vice President, Assistant Secretary and General Counsel of WRIICO; Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex; formerly, Assistant Secretary of WDR

  *With respect to the Fund Complex.

           Committees of the Board

           Audit Committee. The Audit Committee assists the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee consists of Michael G. Smith, Jarold W. Boettcher and Glendon E. Johnson, Jr. During the last fiscal year, the Audit Committee held 5 meetings.

           Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise prohibited by law. The Executive Committee consists of Keith A. Tucker, Henry J. Herrmann and Edward M. Tighe. During the last fiscal year, Executive Committee did not meet.

           Nominating Committee. The Nominating Committee evaluates, selects and recommends to the Board candidates to serve as disinterested directors. The Nominating Committee will consider candidates for Director recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Funds. Joseph Harroz, Jr., Eleanor B. Schwartz and James D. Gressett are the members of the Nominating Committee. During the last fiscal year, the Nominating Committee did not meet.

           Valuation Committee. The Valuation Committee considers the valuation of portfolio securities which may be difficult to price. The Valuation Committee consists of Keith A Tucker and Henry J. Herrmann. During the last fiscal year, the Valuation Committee met seven times.

           Governance Committee. The Governance Committee considers the responsibilities and actions of the Board of Trustees. The Governance Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Funds. The Governance Committee consists of Joseph Harroz, Jr., Eleanor B. Schwartz and James D. Gressett. During the last fiscal year, the Governance Committee met once.

  Ownership of Fund Shares as of December 31, 2003

           The following tables provide information regarding shares of the Funds owned by each Trustee, as well as the aggregate dollar range of shares owned, by each Trustee, within the Fund Complex.

  Independent Trustees

Director	Dollar Range of Shares Owned: Ivy Balanced Fund	Dollar Range of Shares Owned: Ivy Bond Fund	Dollar Range of Shares Owned: Ivy International Balanced Fund
Jarold W. Boettcher	$0	$0	$0
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Mortgage Securities Fund	Dollar Range of Shares Owned: Ivy Real Estate Securities Fund	Dollar Range of Shares Owned: Ivy Small Cap Value Fund
Jarold W. Boettcher	$0	$0	$0
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Value Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Jarold W. Boettcher	$0	$1 to $10,000
James D. Gressett	$0	$0
Joseph Harroz, Jr.	$0	$0
Glendon E. Johnson, Jr.	$0	$0
Eleanor B. Schwartz	$0	$0
Michael G. Smith	$0	over $100,000
Edward M. Tighe	$0	$10,001 to $50,000

  Interested Trustees

Director	Dollar Range of Shares Owned: Ivy Balanced Fund	Dollar Range of Shares Owned: Ivy Bond Fund	Dollar Range of Shares Owned: Ivy International Balanced Fund
Henry J. Herrmann	$0	$0	$0
Keith A. Tucker	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Mortgage Securities Fund	Dollar Range of Shares Owned: Ivy Real Estate Securities Fund	Dollar Range of Shares Owned: Ivy Small Cap Value Fund
Henry J. Herrmann	$0	$0	$0
Keith A. Tucker	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Value Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Henry J. Herrmann	$0	$0
Keith A. Tucker	$0	$50,001 to $100,000

           The following Directors have each deferred a portion of their annual compensation, and the deferred amounts are deemed invested in shares of funds within the Fund Complex. The values of these deferred accounts are:

Director	Dollar Range of Shares Deemed Owned: Ivy Balanced Fund	Dollar Range of Shares Deemed Owned: Ivy Bond Fund	Dollar Range of Shares Deemed Owned: Ivy International Balanced Fund
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Director	Dollar Range of Shares Deemed Owned: Ivy Mortgage Securities Fund	Dollar Range of Shares Deemed Owned: Ivy Real Estate Securities Fund	Dollar Range of Shares Deemed Owned: Ivy Small Cap Value Fund
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

Director	Dollar Range of Shares Deemed Owned: Ivy Value Fund	Aggregate Dollar Range of Fund Shares Deemed Owned in All Funds within the Fund Complex
James D. Gressett	$0	$10,001 to $50,000
Joseph Harroz, Jr.	$0	over $100,000
Eleanor B. Schwartz	$0	$10,001 to $50,000
Michael G. Smith	$0	$10,001 to $50,000
Edward M. Tighe	$0	$10,001 to $50,000

  Compensation

           The Trust pays to each Trustee (other than Trustees who are affiliates of WRIICO), effective September 1, 2003, an annual base fee of $26,000, plus $2,000 for each meeting of the Board attended, plus reimbursement of expenses for attending such meetings. Prior to September 1, 2003, the Trustees received an annual base fee of $26,000, plus $1,000 for each meeting of the Board attended, plus reimbursement of expenses for attending such meetings. The fees paid to the Trustees are divided among the funds in Ivy Family of Funds based on each fund's relative asset size. Prior to June 3, 2003, the Ivy Family of Funds consisted solely of the Funds in Ivy Funds then in existence. For the fiscal year ended December 31, 2003, the Trustees will received the following fees for service as a trustee of the Fund:

  COMPENSATION TABLE

		Total
	Aggregate	Compensation
	Compensation	From Trust
	From	and Ivy Family
Director	Funds[1]	of Funds[2]
--------	------------	------------
Henry J. Herrmann	$ 0	$ 0
Keith A. Tucker	0	0
Jarold W. Boettcher	0	31,000
James D. Gressett	0	31,000[3]
Joseph Harroz, Jr.	0	31,000[3]
Glendon E. Johnson, Jr.	0	31,000
Eleanor B. Schwartz	0	31,000
Michael G. Smith	0	31,000[3]
Edward M. Tighe	0	31,000[3]

  1For the period from December 8, 2003 through December 31, 2003, the Trustees have not received a payment for Trustee duties. Therefore, no fees were allocated to the Funds included in this SAI.

  2No pension or retirement benefits have been accrued as a part of Fund expenses.

  3The total amount of deferred compensation included in this amount is as follows:

James D. Gressett	$31,000
Joseph Harroz, Jr.	15,500
Michael G. Smith	31,000
Edward M. Tighe	31,000

           The officers as well as Messrs. Tucker and Herrmann are paid by WRIICO or its affiliates.

           The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 75 must resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee of the Trust for at least five years which need not have been consecutive. For three years following the date of retirement, a Trustee Emeritus will receive fees in recognition of his or her past services equal to the annual retainer he or she was receiving at the time of his or her resignation as a Trustee, whether or not services are rendered in his or her capacity as Trustee Emeritus, but he or she has no authority or responsibility with respect to the management of the Trust.

  Code of Ethics

           Personal Investments By Employees Of WRIICO, IFDI, the Investment Sub-Advisors and the Trust. WRIICO, IFDI and the Trust have each adopted a Code of Ethics and Business Conduct Policy, and the Investment Sub-Advisors have each adopted a code of ethics, each of which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. Each code of ethics permits employees of WRIICO, IFDI, the Trust or the Investment Sub-Advisor, as the case may be, to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

           To the knowledge of the Trust as of March 31, 2004, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions. A shareholder who owns beneficially 25% or more of the outstanding voting securities of a fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address of Beneficial Owner	Class	Shares owned Beneficially Classor of Record	Shares owned Beneficially or of Record Percent
-------------------	-----	------------	-------
Candace J Atwood (TOD)	Balanced Fund	1,331	5.25%
P O Box 722
Great Falls MT 59403-0722

Fiduciary Trust Co NH Cust	Bond Fund
IRA	Class C	1,804	16.93%
FBO Shelley Beckett
5415 Fenno Way	International Balanced Fund
Reno NV 89509-2195	Class C	1,984	8.42%

Fiduciary Trust Co NH Cust	Mortgage Securities Fund
IRA Rollover	Class C	14,266	8.87%
FBO Raula M Burdick
8745 Washington Cir	Real Estate Securities Fund
Hummelstown PA 17036-8633	Class C	9,445	7.29%

Richard J Calo & Carol S Calo	International Balanced Fund
Co-Ttees UA dtd 12/28/2000	Class B	1,441	7.90%
Calo Family Revocable Trust
16 S Point Ct
Bluffton SC 29910-6132

Michael J Ciaccio &	Bond Fund
Barbara J Ciaccio Co-Ttees	Class B	4,816	18.21%
UA Dtd 08/31/1991
Ciaccio Family Trust
1009 Boxwood Ave
Fullerton CA 92835-2714

Fiduciary Trust Co NH Cust	Bond Fund
SEMPP John K Cheever	Class C	701	6.58%
FBO John K Cheever
1181 Coronado St
Upland CA 91786-2237

Walton O Davis (TOD)	Bond Fund
631 Taylor Spgs Rd	Class C	610	5.72%
Vidalia GA 30474-6504

Dale A Downing &	Bond Fund
Diana L Downing Jtn Ros	Class C	382	3.58%
934 N 10th Ave
Broken Bow NE 68822-1227

Fiduciary Trust Co NH Cust	Bond Fund
IRA Rollover	Class C	1,350	12.67%
FBO Dale A Downing
934 N 10th Ave
Broken Bow NE 68822-1227

Paul R Edwards &	Mortgage Securities Fund
Margaret E Edwards Jtn Ros	Class C	13,851	8.61%
383 N 100 E
Orem UT 84057-4751

Pina Evanov (TOD)	Bond Fund
2604 E 20th St #304	Class B	3,561	13.46%
Signal Hill CA 90755-1064

Fiduciary Trust Co NH Cust	Balanced Fund
Legend 403B	Class B	6,476	25.52%
FBO Norma J Geitter
6510 Chestnut Ridge Rd
Orchard Park NY 14127-3609

Fiduciary Trust Co NH Cust	Balanced Fund
IRA Rollover	Class C	1,544	7.01%
FBO George W Gray
2827 16th Ave S
Great Falls MT 59405-5206

Fiduciary Trust Co NH Cust	Value Fund
Legend 403B	Class B	2,112	5.97%
FBO Timothy C Herbstsommer
830 Stony Brook Road
Honeoye Falls NY 14472-9039

Fiduciary Trust Co NH Cust	Value Fund
TSA of Parkland School Dist	Class C	3,437	6.94%
FBO Carla C Hess
2580652
1889 Redwood Dr
Whitehall PA 18052-4152

Fiduciary Trust Co NH Cust	Small Cap Value
IRA Rollover	Class C	5,289	5.07%
FBO Russell W Huetson
6037 Rainbow Circle
Lincoln NE 68516-2363

Ivy Funds Distributor Inc	Bond Fund
ATTN: Bernita Moorshead	Class Y	951	40.59%
P O Box 29217
Shawnee Mission KS 66201-9217

Fiduciary Trust Co NH Cust	Value Fund
Legend 403B	Class C	3,760	7.59%
FBO Doris Jones
11094 Route 39
Gowanda NY 14070-9602

Dayle A Jorgensen (TOD)	Bond Fund
6016 S Regal St Apt 37	Class B	2,077	7.85%
Spokane WA 99223-6965

Kenneth L Kessler &	International Balanced Fund
Elizabeth A Fielding Jtn Ros	Class C	1,491	6.33%
P O Box 109
Wilmot NH 03287-0109

Fiduciary Trust Co NH Cust	Bond Fund
IRA Rollover	Class B	3,523	13.32%
FBO Rolleene R Krumroy
5592 43rd Ave NE
Salem OR 97305-3473

LPL Financial Services	Value Fund
Account 4529-1551	Class B	2,195	6.20%
9785 Towne Centre Drive
San Diego CA 92121-1968

LPL Financial Services	Value Fund
Account 5723-4823	Class B	1,724	4.87%
9785 Towne Centre Drive
San Diego CA 92121-1968

LPL Financial Services	Value Fund
Account 7770-9567	Class B	1,788	5.05%
9785 Towne Centre Drive
San Diego CA 92121-1968

Frank Lang (TOD)	Bond Fund
20781 269th Ave	Class B	1,380	5.22%
Nevis MN 56467-4297

Fiduciary Trust Co NH Cust	International Balanced Fund
IRA	Class B	1,016	5.57%
FBO Cynthia D Langella
14 Lakeview Dr
Branford CT 06405-4043

M & M Beef Corp	Mortgage Securities Fund
c/o Myron Lautenschlager	Class C	24,025	14.94%
5767 W Binfield Rd
Doniphan NE 68832-9730

Fiduciary Trust Co NH Cust	Balanced Fund
IRA Rollover	Class C	1,619	7.35%
FBO Deborah J McCracken
260 Swan Rd
Homer City PA 15748-9569

Harrison Mc Vay Tr	International Balanced Fund
PSP McVay Brothers Contractors Inc	Class Y	8,213	58.04%
FBO Unallocated Assets
3106 N Argonne Rd
Spokane WA 99212-2102

Fiduciary Trust Co NH Cust	Balanced Fund
SEMPP of Richard L Melli	Class C	2,592	11.76%
FBO Richard L Melli
5 Highfield Ln
Wayne PA 19087-2760

Fiduciary Trust Co NH Cust	Balanced Fund
SEPSP of Richard L Melli	Class C	1,342	6.09%
FBO Richard L Melli
5 Highfield Ln	International Balanced Fund
Wayne PA 19087-2790	Class C	1,408	5.97%

Fiduciary Trust Co NH Cust	Balanced Fund
IRA Rollover	Class C	1,441	6.54%
FBO James L Menei
10 Pennsylvania Ave
Fairless Hills PA 19030-1318

Fiduciary Trust Co NH Cust	Balanced Fund
IRA Rollover	Class B	2,470	9.73%
FBO Patricia A Millard
1365 SW McGinnis Ave	Bond Fund
Troutdale OR 97060-1438	Class B	3,111	11.76%

	International Balanced Fund
	Class B	1,253	6.87%

Minnesota Life	Bond Fund
ATTN: 16-4178	Class A	341,589	16.03%
400 Robert St N # 16-4178
Saint Paul MN 55101-2015	International Balanced Fund
	Class A	3,217,308	70.50%

	Mortgage Securities Fund
	Class A	572,399	4.67%

	Real Estate Securities Fund
	Class A	514,002	20.01%

	Small Cap Value Fund
	Class A	2,500,000	63.92%

	Value Fund
	Class A	2,268,505	62.95%

Minnesota Life Insurance Company	Balanced Fund
ATTN: A6-4105	Class Y	3,940,933	99.98%
400 Robert St N # A6-4105
Saint Paul MN 55101-2015	Mortgage Securities Fund
	Class Y	255,496	99.23%

	Real Estate Securities Fund
	Class Y	5,325,497	99.74%

	Small Cap Value Fund
	Class Y	1,491,205	99.43%

	Value Fund
	Class Y	1,538,567	99.95%

Pershing LLC	Mortgage Securities Fund
P O Box 2052	Class B	17,742	16.28%
Jersey City NH 07303-2052
	Small Cap Value Fund
	Class C	5,320	5.10%

Fiduciary Trust Co NH Cust	Balanced Fund
IRA	Class C	2,711	12.30%
FBO Cherrie J Quinn
7127 E Becker Ln # 118
Scottsdale AZ 85254-5206

Fiduciary Trust Co NH Cust	Small Cap Value Fund
IRA Rollover	Class C	10,255	9.84%
FBO Donald Randle
924 Branch Rd
Albany GA 31705-5305

Fiduciary Trust Co NH Cust	International Balanced Fund
IRA Rollover	Class B	1,189	6.52%
FBO Hester Rendon
4804 Richmond Ave
Kansas City MO 64129-2065

Linwood E Renninger &	Balanced Fund
Marguerite Renningr Jtn Ros	Class C	1,139	5.17%
29 E 2nd St
Boyertown PA 19512-1501

Fiduciary Trust Co NH Cust	Bond Fund
IRA Rollover	Class C	853	8.00%
FBO M E Rybczak
580 Pond Pt
Milford CT 06460-7536

Ulrik P Singontiko &	International Balanced Fund
Vinjet O Singontiko Jtnros (TOD)	Class B	1,923	10.56%
22333 Kinzie St
Chatsworth CA 91311-2757

Fiduciary Trust Co NH Cust	Small Cap Value Fund
IRA Rollover	Class B	3,990	7.21%
FBO Robert E Thompson
6822 N Bellefontaine Ave
Gladstone MO 64119-1186

David A Tilem (TOD)	Mortgage Securities Fund
500 N Brand Blvd Apt 460	Class B	5,922	5.43%
Glendale CA 91203-3933

Mary B Travis Ttee	Balanced Fund
The Mary B Travis Trust	Class C	1,105	5.02%
U/A Dtd 11-9-90
19714 W Irish Crk Rd
Arlington KS 67514-9403

Fiduciary Trust Co NH Cust	Balanced Fund
IRA Rollover	Class C	803	3.64%
FBO Mary B Travis
19714 W Irish Creek Rd
Arlington KS 67514-9403

Fiduciary Trust Co NH Cust	Value Fund
IRA Rollover	Class C	6,643	13.41%
FBO Helen L Urrey
3404 Wren Ave
Fort Worth TX 76133-2224

Fiduciary Trust Co NH Cust	Bond Fund
TSA	Class C	1,537	14.42%
FBO Rosemary L Walter
1037 E Southern Ave	International Balanced Fund
Indianapolis IN 46203-5214	Class C	1,250	5.30%

Fiduciary Trust Co NH Cust	Balanced Fund
IRA Rollover	Class B	3,288	12.96%
FBO Alberta M Wolf
615 Max Ave
Salina KS 67401-6662

Michael W Wolfe Tr For	International Balanced Fund
Mary Wolfe	Class C	1,589	6.74%
3535 Witty Lane
Hopkinsville KY 42240-9031

Waddell & Reed	Bond Fund
Financial, Inc.	Class Y	1,392	59.41%
401(k) and Thrift Plan
6300 Lamar Avenue	International Balanced Fund
Overland Park KS 66201	Class Y	5,115	36.15%

  INVESTMENT ADVISORY AND OTHER SERVICES

  Management Agreement

           Waddell & Reed Ivy Investment Company ("WRIICO"), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission KS 66201-9217, has an Investment Management Agreement (the Management Agreement) with the Funds. Under the Management Agreement, WRIICO is employed to supervise the investments of the Funds and provide investment advice to the Funds or monitor and supervise the activities of a sub-advisor. WRIICO is an SEC registered investment advisor with approximately $4 billion in assets under management as of December 31, 2003.

           Advantus Capital, an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment sub-advisor to Ivy Real Estate Securities Fund, Ivy Mortgage Securities Fund and Ivy Bond Fund under an agreement with WRIICO. Advantus Capital had approximately $14.3 billion in assets under management as of December 31, 2003. For its services, Advantus Capital receives fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to Advantus Capital as a Percentage of
the Fund's Average Net Assets
Ivy Bond Fund	0.27%
Ivy Mortgage Securities Fund	0.30%
Ivy Real Estate Securities Fund	0.55%

           Advantus Capital was the investment adviser and manager of each of the Predecessor Funds since March 1, 1995. Prior to that date, the Predecessor Funds' investment adviser was MIMLIC Asset Management Company, formerly the parent company of Advantus Capital. Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life.

           Templeton Investment Counsel, LLC ("Templeton Counsel"), an SEC-registered investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 serves as investment sub-advisor to the Ivy International Balanced Fund under an agreement with WRIICO. Templeton Counsel provides investment advice, and generally conducts the investment management program for the investments of the Fund. Templeton Counsel had approximately $113.2 billion in assets under management as of December 31, 2003. For its services, Templeton Counsel receives fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to Templeton Counsel as a Percentage of the Fund's Average Net Assets
Ivy International Balanced Fund	Assets	Fee
	On the first $100 million	0.50%
	On the next $100 million	0.35%
	On the next $250 million	0.30%
	On all assets exceeding $450 million	0.25%

           State Street Research & Management Company (State Street Research), an SEC-registered investment advisor located at One Financial Center, Boston, Massachusetts 02111 serves as investment sub-advisor to the Ivy Small Cap Value Fund under an agreement with WRIICO. State Street Research provides investment advice, and generally conducts the investment management program for the Fund. At December 31, 2003, State Street Research had approximately $42.1 billion in assets under management. For its services, State Street Research receives fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to State Street as a Percentage of the Fund's Average Net Assets
Ivy Small Cap Value Fund	0.50%

  Each Fund pays WRIICO a monthly fee for providing business management and investment advisory services at the following annual rates (as a percentage of the Fund's average net assets):

Fund Name	Fee Payable to WRIICO as a Percentage of the Fund's Average Net Assets	Average Net Assets

Ivy Balanced Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion	0.55% of net assets

Ivy Bond Fund	Net Assets	Fee
	Up to $500 million	0.525% of net assets
	Over $500 million and up to $1 billion	0.50% of net assets
	Over $1 billion and up to $1.5 billion	0.45% of net assets
	Over $1.5 billion	0.40% of net assets

Ivy International Balanced Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion	0.55% of net assets

Ivy Mortgage Securities Fund	Net Assets	Fee
	Up to $500 million	0.50% of net assets
	Over $500 million and up to $1 billion	0.45% of net assets
	Over $1 billion and up to $1.5 billion	0.40% of net assets
	Over $1.5 billion	0.35% of net assets

Ivy Real Estate Securities Fund	Net Assets	Fee
	Up to $1 billion	0.90% of net assets
	Over $1 billion and up to $2 billion	0.87% of net assets
	Over $2 billion and up to $3 billion	0.84% of net assets
	Over $3 billion	0.80% of net assets

Ivy Small Cap Value Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion	0.76% of net assets

Ivy Value Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion	0.55% of net assets

  Pursuant to advisory agreements, each Predecessor Fund paid Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

  ADVISORY FEE AS PERCENTAGE OF AVERAGE NET ASSETS

Predecessor Fund
CORNERSTONE FUND:
	On the first $500 million in assets	.70%
	On the next $500 million in assets	.65%
	On the next $1 billion in assets	.60%
	On all assets in excess of $2 billion	.55%
REAL ESTATE SECURITIES FUND:
	On the first $1 billion in assets assets	.75%
	On the next $1 billion in assets	.725%
	On all assets in excess of $2 billion	.70%
VENTURE FUND:
	On the first $1 billion in assets	.70%
	On the next $1 billion in assets	.68%
	On all assets in excess of $2 billion	.66%
SPECTRUM FUND:
	On the first $1 billion in assets	.50%
	On the next $1 billion in assets	.48%
	On all assets in excess of $2 billion	.46%
MORTGAGE SECURITIES FUND:
	On the first $1 billion in assets	.475%
	On the next $1 billion in assets	.46%
	On all assets in excess of $2 billion	.45%
BOND FUND:
	On the first $250 million in assets	.60%
	On the next $250 million in assets assets	.55%
	On the next $500 million in assets assets	.50%
	On all assets in excess of $1 billion	.45%
INTERNATIONAL BALANCED FUND:
	On the first $250 million in assets	.70%
	On the next $250 million in assets	.65%
	On the next $500 million in assets	.60%
	On all assets in excess of $1 billion	.55%

           The amount of the annual subadvisory fee that was payable by Advantus Capital with respect to Advantus Venture Fund (the Predecessor Fund to Ivy Small Cap Value Fund) as applied to the average daily net assets of Venture Fund was equal to 0.65% of the first $100 million of average daily net assets and 0.60% of average daily net assets in excess of $100 million. For purposes of calculating the breakpoint, the term "assets" included all "small company value" assets subadvised by State Street Research for Advantus Capital, in addition to the assets of the Venture Fund. The aggregation of those assets for purposes of the breakpoint was calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that the State Street Research subadvisory agreement was effective.

           From the advisory fee paid by Advantus International Balanced Fund (the Predecessor Fund to Ivy International Balanced Fund), Advantus Capital paid Templeton Counsel a subadvisory fee equal to 0.70% on the first $25 million of the Predecessor Fund's average daily net assets, 0.55% on the next $25 million, 0.50% on the next $50 million and 0.40% on all average daily net assets in excess of $100 million. Solely for the purpose of establishing the appropriate breakpoints at which the Predecessor Fund's subadvisory fee was to be calculated, the breakpoints were based on the aggregation of the monthly market value of any non-mutual fund account of Minnesota Life or any affiliate thereof advised or subadvised by Templeton Counsel or any advisory affiliate thereof as well as the average daily net assets of any U.S.-registered mutual fund advised by Advantus Capital and subadvised by Templeton Counsel or any advisory affiliate thereof. For fee-stacking purposes, the asset classes so managed with the highest fee schedules were to be counted first as assets of the Predecessor Fund in order to determine the Predecessor Fund's appropriate starting breakpoint when the following conditions were satisfied: (i) Franklin Advisors, Inc., an affiliate of Templeton Counsel, provided other subadvisory services to Advantus Capital, beginning on or after February 15, 2000, covering small company domestic equities in an amount in excess of $100 million; and (ii) Minnesota Life, an affiliate of Advantus Capital, offered as investment options in its registered variable insurance contracts the Templeton Developing Markets Fund and any other two funds in the Franklin/Templeton Variable Insurance Products Fund.

           From the subadvisory fee received from Advantus Capital for the Advantus International Balanced Fund, Templeton Counsel paid its affiliate, FAV, a fee equal to 30% of such subadvisory fee for managing the fixed income portion of such Fund's portfolio.

           The fees for investment advisory services paid by Advantus Cornerstone Fund, Inc. (the Predecessor Fund to Ivy Value Fund) during the fiscal year ended July 31, 2003, the fiscal period ended July 31, 2002 and the fiscal year ended September 30, 2001, by Advantus Real Estate Securities Fund, Inc. (the Predecessor Fund to Ivy Real Estate Securities Fund) and Advantus Venture Fund, Inc. (the Predecessor Fund to Ivy Small Cap Value Fund) during the fiscal years ended July 31, 2003, 2002 and 2001 and by Advantus Bond Fund, Inc. (the Predecessor Fund to Ivy Bond Fund), Advantus International Balanced Fund, Inc. (the Predecessor Fund to Ivy International Balanced Fund), Advantus Mortgage Securities Fund, Inc. (the Predecessor Fund to Ivy Mortgage Securities Fund) and Advantus Spectrum Fund (the Predecessor Fund to Ivy Balanced Fund) during the fiscal years ended September 30, 2003, 2002 and 2001 (each before Advantus Capital's absorption of certain expenses) were as follows:

Predecessor Fund	2003	2002	2001
Cornerstone Fund	$446,882	$443,621	$623,266
Real Estate Securities Fund	322,522	163,110	103,301
Venture Fund	386,688	444,881	325,568

Predecessor Fund	2003	2002	2001
Bond Fund	$149,153	$140,385	$134,639
International Balanced Fund	311,290	318,502	359,101
Mortgage Securities Fund	618,850	397,173	269,974
Spectrum Fund	255,575	309,933	425,996

           During the fiscal years and periods referenced above with respect to each Predecessor Fund, Advantus Capital voluntarily absorbed certain expenses of the Predecessor Funds (which do not include certain Rule 12b-1 fees waived by the Predecessor Funds' distributor), or, in the case of each Predecessor Fund other than Real Estate Securities Fund, absorbed certain expenses of each Predecessor Fund in accordance with the Fund's investment management agreement, as set forth below:

Predecessor Fund	2003	2002	2001
Cornerstone Fund	$130,768	$105,055	$131,531
Real Estate Securities Fund	--	10,569	46,235
Venture Fund	--	--	7,163

Predecessor Fund	2003	2002	2001
Bond Fund	$213,276	$181,150	$188,638
International Balanced Fund	16,714	21,524	28,799
Mortgage Securities Fund	194,163	216,342	205,818
Spectrum Fund	169,047	187,045	241,979

           During the fiscal years ended September 30, 2003, 2002 and 2001, with respect to Advantus International Balanced Fund, Inc. (the Predecessor Fund to Ivy International Balanced Fund), Advantus Capital paid to Templeton Counsel subadvisory fees of $177,973, $181,980 and $205,225.

           During the fiscal years ended July 31, 2003, 2002 and 2001, with respect to Advantus Venture Fund, Inc. (the Predecessor Fund to Ivy Small Cap Value Fund), Advantus Capital paid to State Street Research subadvisory fees of $348,033, $400,608 and $302,310.

           The Management Agreement obligates WRIICO to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIICO also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

           The Management Agreement permits WRIICO, or an affiliate of WRIICO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Funds. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

           WRIICO and/or its predecessors has served as investment manager to each of the registered investment companies in the Ivy Funds since December 17, 2002 and Ivy Funds, Inc. since June 30, 2003.

           The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to WRIICO, or by WRIICO on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

  Approval of Advisory Contracts

           At a meeting of the Board of Trustees held on July 23, 2003, called in part for the purpose of voting on the approval of the Investment Management Agreement between WRIICO and the Trust on behalf of each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund, the independent Trustees met separately with independent legal counsel. In determining whether to approve the Investment Management Agreement as to each Fund, the independent Trustees, as well as the full Board of Trustees, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by WRIICO, including WRIICO's investment management expertise and the personnel, resources and experience of WRIICO; the terms of the Investment Management Agreement; whether the Fund and its shareholders will benefit from economies of scale; whether WRIICO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; compensation payable by each Fund to affiliates of WRIICO for other services; and the investment management fees paid by comparable investment companies.

           In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the Investment Management Agreement for each Fund and concluded that the compensation under each such Investment Management Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

           At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the subadvisory agreements with Advantus Capital, Templeton Counsel and State Street Research (the "Subadvisers"), the independent Trustees met separately with independent legal counsel. In determining whether to approve the subadvisory agreement as to Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund and Ivy Small Cap Value Fund, the independent Trustees, as well as the full Board of Trustees, considered a number of factors, including: the fees to be paid by each Fund and the terms of the Investment Management Agreement between the Funds and WRIICO and each subadvisory agreement between WRIICO and the respective Subadviser; information regarding each Subadviser; the services that WRIICO performs under the Investment Management Agreement and the investment advisory services that each Subadviser performs for the Funds under the respective subadvisory agreement; and that WRIICO continues to be ultimately responsible for each Subadviser's compliance with each Fund's investment objective and policies and applicable securities laws and is also responsible for the selection of each Subadviser and monitoring its performance, as well as the overall success or failure of each Fund.

           In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the subadvisory agreement for each Fund and concluded that the compensation under each such subadvisory agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

  Distribution Services

           Ivy Funds Distributor, Inc. ("IFDI"), a wholly-owned subsidiary of WRIICO, serves as the principal underwriter and distributor of Ivy Funds' shares pursuant to a Distribution Agreement with the Trust (the Distribution Agreement). IFDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IFDI. IFDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IFDI is not obligated to sell any specific amount of Fund shares.

           Each Fund has authorized IFDI to accept on its behalf purchase and redemption orders. IFDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

           Pursuant to the Distribution Agreement, IFDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IFDI may reallow to dealers such concessions as IFDI may determine from time to time. In addition, IFDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

           Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

           The Distribution Agreement will continue in effect initially for two years and for successive one-year periods thereafter, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IFDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IFDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

           Securian Financial Services, Inc. ("Securian Financial"), an affiliate of Advantus Capital, acted as the principal underwriter for each of the Fund's Predecessor Funds. During the fiscal year ended July 31, 2003, the fiscal period ended July 31, 2002 and the fiscal year ended September 30, 2001 (for Cornerstone Fund), the fiscal years ended September 30, 2003, 2002 and 2001 (for Spectrum, Mortgage Securities, Bond and International Balanced Funds) and the fiscal years ended July 31, 2003, 2002, and 2001 (for Real Estate Securities and Venture Funds), the commissions received by Securian Financial under its Distribution Agreement with the Predecessor Funds, with respect to shares of all classes of the Predecessor Funds under the Distribution Agreement were as follows:

Predecessor Fund	2003	2002	2001
Cornerstone Fund	$20,437	$50,234	$312,734
Real Estate Securities Fund	65,805	60,489	3,991
Venture Fund	56,803	70,657	30,384

Predecessor Fund	2003	2002	2001
Bond Fund	$55,834	$113,731	$112,593
International Balanced Fund	19,219	146,708	171,258
Mortgage Securities Fund	821,983	443,976	301,109
Spectrum Fund	66,319	285,316	401,339

  During the same periods, Securian Financial retained from these commissions the following amounts:

Predecessor Fund	2003	2002	2001
Cornerstone Fund	$7,008	$6,127	$5,298
Real Estate Securities Fund	5,111	17,921	-783
Venture Fund	23,644	20,106	6,975

Predecessor Fund	2002	2001	2001
Bond Fund	$13,571	$11,613	$4,914
International Balanced Fund	4,287	4,142	4,602
Mortgage Securities Fund	198,610	87,690	20,523
Spectrum Fund	15,947	21,010	3,862

           Payments to Dealers. IFDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, IFDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. IFDI will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses. Class A shares purchased at NAV, IFDI may pay dealers 1.00% of net assets invested; and for the purchase of Class Y shares, IFDI (or an affiliate) may pay dealers 0.25% of net assets invested.

           Rule 18f-3 Plan. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

           Rule 12b-1 Distribution Plans. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B, Class C and Class Y shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

           Under each Plan, each Fund pays IFDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B, Class C or Class Y shares, as the case may be. For Class A, B and C shares, this fee is a reimbursement to IFDI for service fees paid by IFDI. For Class Y shares, this fee is compensation to IFDI for service fees paid by IFDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of each Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses. The Class Y Plan permits compensation of the service fee by the Fund to IFDI and is not dependent on IFDI's expenses incurred.

           Under each Fund's Class B and Class C Plans, each Fund also pays IFDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee is paid to IFDI as compensation and is not dependent on IFDI's expenses incurred. IFDI may reallow to dealers all or a portion of the service and distribution fees as IFDI may determine from time to time. The distribution fee compensates IFDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IFDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

           All classes of the Funds are offered through IFDI, Waddell & Reed, Inc., Legend and non-affiliated third-party broker-dealers. IFDI may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Legend Equities Corporation (Legend), IFDI (or its affiliate) may pay Waddell & Reed, Inc. and Legend 1.00% of net assets invested; 2) for the purchase of Class B shares, IFDI (or its affiliate) may pay Waddell & Reed, Inc. and Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, IFDI (or its affiliate) may pay Waddell & Reed, Inc. and Legend 1.00% of net assets invested; and 4) for the purchase of Class Y shares, IFDI (or its affiliate) may pay Legend 0.25% of net assets invested.

           On each purchase of the shares of the Funds offered at the then public offering price the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund's then current prospectus, plus an additional commission equal to 0.10% of the public offering price of Fund shares sold by Securian Financial Services, Inc.

           Among other things, each Plan provides that (1) IFDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by any Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees, as defined below, shall be committed to the discretion of the then current Independent Trustees.

           IFDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IFDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers, banks, investment advisors, financial institutions and other entities for services rendered in the distribution of a Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IFDI.

           Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

           If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy Funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

           Each Fund's Predecessor Fund, except Advantus Real Estate Securities Fund, had adopted separate rule 12b-1 distribution plans applicable to its Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to rule 12b-1 under the Investment Company Act of 1940. Advantus Real Estate Securities Fund had two classes of shares (Class A and Class B,) and each class had adopted a rule 12b-1 distribution plan. During the fiscal year ended September 30, 2003 (for Spectrum, Mortgage Securities, Bond, and International Balanced Funds) and the fiscal year ended July 31, 2003 (for Cornerstone, Real Estate Securities and Venture Funds), each of the Predecessor Funds made payments to Securian Financial under its rule 12b-1 distribution plans applicable to Class A, Class B and Class C shares as set forth below (distribution fees waived by Securian Financial, if any, are shown in parenthesis).

Predecessor Fund	Class A	Class B	Class C
Advantus Bond Fund (Predecessor Fund to Ivy Bond Fund)	45,060	57,074	11,273
Advantus Cornerstone Fund (Predecessor Fund to Ivy Value Fund)	144,960	52,490	6,072
Advantus International Balanced Fund (Predecessor Fund to Ivy International Balanced Fund)	101,851	28,664	8,631
Advantus Mortgage Securities Fund (Predecessor Fund to Ivy Mortgage Securities Fund)	203,970	351,069	135,890
Advantus Real Estate Securities Fund (Predecessor Fund to Ivy Real Estate Securities Fund)	103,510	15,989	N/A
Advantus Spectrum Fund (Predecessor Fund to Ivy Balanced Fund)	95,104	107,149	23,586
Advantus Venture Fund (Predecessor Fund to Ivy Small Cap Value Fund)	124,069	43,998	12,138

  Custodian

           Pursuant to a Custodian Agreement with the Trust, UMB Bank, n.a. (the "Custodian"), located at 928 Grand Boulevard, Kansas City, Missouri 64106, maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities.

  Fund Accounting Services

           Pursuant to an Accounting Services Agreement, Waddell & Reed Services Company ("WRSCO"), a Missouri corporation, located at 6300 Lamar Avenue, Shawnee Mission, Kansas 66201-9217, provides certain accounting, pricing and administrative services for each Fund. As compensation for those services, each Fund pays WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee

$ 0 - $ 10 million	$ 0
$ 10 - $ 25 million	$ 958
$ 25 - $ 50 million	$ 1,925
$ 50 - $100 million	$ 2,958
$100 - $200 million	$ 4,033
$200 - $350 million	$ 5,267
$350 - $550 million	$ 6,875
$550 - $750 million	$ 8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

           In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

           Each Fund also pays monthly a fee paid at the annual rate of .01% or one basis point for the first $1 billion of assets with no fee charged for assets in excess of $1 billion. This fee may be voluntarily waived, by WRSCO, until Fund assets are at least $10 million.

           Each Fund's Predecessor Fund had entered into an agreement with Minnesota Life under which Minnesota Life provided (i) accounting, legal and other administrative services and (ii) shareholder servicing to each Predecessor Fund. During the fiscal year ended July 31, 2003 and the fiscal period ended July 31, 2002 (for Cornerstone Fund), the fiscal years ended September 30, 2003 and 2002 (for Spectrum, Mortgage Securities, Bond and International Balanced Funds) and the fiscal years ended July 31, 2003 and 2002 (for Real Estate Securities and Venture Funds), each of the Predecessor Funds paid Minnesota Life the following amounts for such administrative services:

Predecessor Fund	2003	2002
Cornerstone Fund	$59,719	$62,000
Real Estate Securities Fund	52,176	61,200
Venture Fund	59,876	74,400

Predecessor Fund	2003	2002
Bond Fund	$64,064	$74,400
International Balanced Fund	55,282	63,600
Mortgage Securities Fund	54,064	74,400
Spectrum Fund	54,064	74,400

           Advantus International Balanced Fund (the Predecessor Fund to Ivy International Balanced Fund) had also entered into a separate agreement with SEI Investments Mutual Fund Services ("SEI") pursuant to which SEI provided daily accounting services for the Predecessor Fund. During the last three fiscal years ended September 30, 2003, 2002 and 2001, the amounts paid by Advantus International Balanced Fund to SEI were $29,467, $54,839 and $50,066, respectively.

  Shareholder Services

           Pursuant to a Shareholder Servicing Agreement, WRSCO is the transfer agent for each Fund. Under the Shareholder Servicing Agreement, the Funds pay WRSCO: For Ivy Balanced Fund, Ivy International Balanced Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund Class A, Class B and Class C, each pays a monthly shareholder servicing fee of $1.5792 for each Class A, Class B and Class C shareholder account which was in existence during the prior month. For Ivy Bond Fund and Ivy Mortgage Securities Fund Class A, Class B and Class C, each pays a monthly shareholder servicing fee of $1.6958 for each Class A, Class B and Class C shareholder account which was in existence during the prior month. For Class Y share accounts, each Fund pays monthly fee equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the proceeding month.

           Each Fund also pays certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by IFDI, WRIICO or WRSCO.

  Auditors

           Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City, Missouri, has been selected as auditors for the Trust. The audit services performed by Deloitte & Touche LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided by Deloitte & Touche LLP principally relate to filings with the SEC and the preparation of the funds' tax returns.

           KPMG LLP, located at 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, were the independent auditors for each Predecessor Fund. The financial highlights for each Predecessor Fund included in the Prospectus and the information for each Predecessor Fund contained in the Annual Report for the fiscal years ended on September 30, 2003 (in the case of the Advantus Fixed Income and Blended Funds) or on July 31, 2003 (in the case of the Advantus Equity Funds), were audited by KPMG LLP.

  BROKERAGE ALLOCATION

           Subject to the overall supervision by the Board, WRIICO, Advantus Capital, Templeton Counsel, and State Street Research (the "Advisors"), place orders for the purchase and sale of each Fund's portfolio securities. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Advisors attempt to deal directly with the principal market makers, except in those circumstances where the Advisors believe that a better price and execution are available elsewhere.

           The Advisors select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Advisors in servicing all of their accounts. In addition, not all of these services may be used by the Advisors in connection with the services they provide to the Funds or the Trust. The Advisors may also consider sales of shares of Ivy Funds as a factor in the selection of broker-dealers. The Advisors may choose broker-dealers that provide the Advisors with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if the Advisors view the commissions as reasonable in relation to the value of the brokerage and/or research services. The Advisors will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

           Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

           The investment adviser or sub-adviser to the Predecessor Funds was responsible for selecting and (where appropriate) negotiating commissions with brokers who executed transactions for the Predecessor Funds. For Advantus Cornerstone Fund, Inc. (the Predecessor Fund to Ivy Value Fund) during the fiscal year ended July 31, 2003, the fiscal period ended July 31, 2002 and the fiscal year ended September 30, 2001, for Advantus Real Estate Securities Fund, Inc. (the Predecessor Fund to Ivy Real Estate Securities Fund) and Advantus Venture Fund, Inc. (the Predecessor Fund to Ivy Small Cap Value Fund) during the fiscal years ended July 31, 2003, 2002 and 2001 and for Advantus Bond Fund, Inc. (the Predecessor Fund to Ivy Bond Fund), Advantus International Balanced Fund, Inc. (the Predecessor Fund to Ivy International Balanced Fund), Advantus Mortgage Securities Fund, Inc. (the Predecessor Fund to Ivy Mortgage Securities Fund) and Advantus Spectrum Fund (the Predecessor Fund to Ivy Balanced Fund) during the fiscal years ended September 30, 2003, 2002 and 2001, the following brokerage commissions were paid:

Predecessor Fund	2003	2002	2001
Cornerstone Fund	$259,000	$228,660	$335,867
Real Estate Securities Fund	92,000	114,123	114,505
Venture Fund	219,000	193,659	224,490

Predecessor Fund	2003	2002	2001
Bond Fund	$ 0	$88,540	$0
International Balanced Fund	36,000	24,534	58,826
Mortgage Securities Fund	0	584,335	0
Spectrum Fund	125,000	100,857	172,785

           During the fiscal year ended September 30, 2003 (for Spectrum, Mortgage Securities, Bond, and International Balanced Funds) and the fiscal year ended July 31, 2003 (for Cornerstone, Real Estate Securities and Venture Funds), the Predecessor Funds directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:

Predecessor Fund	Aggregate Transactions Directed for Research	Commissions Paid on Directed Transactions
Advantus Bond Fund (Predecessor Fund to Ivy Bond Fund)
Advantus Cornerstone Fund (Predecessor Fund to Ivy Value Fund)	13,909,740	157,145
Advantus International Balanced Fund (Predecessor Fund to Ivy International Balanced Fund)
Advantus Mortgage Securities Fund (Predecessor Fund to Ivy Mortgage Securities Fund)
Advantus Real Estate Securities Fund (Predecessor Fund to Ivy Real Estate Securities Fund)	5,421,257	77,191
Advantus Spectrum Fund (Predecessor Fund to Ivy Balanced Fund)
Advantus Venture Fund (Predecessor Fund to Ivy Small Cap Value Fund)	18,188,469	59,109

           Information regarding the acquisition by the Predecessor Funds during the fiscal year ended September 30, 2003 (for Spectrum, Mortgage Securities, Bond, and International Balanced Funds) and the fiscal year ended July 31, 2003 (for Cornerstone, Real Estate Securities and Venture Funds), of securities of the Funds' regular brokers or dealers, or the parents of those brokers or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

Predecessor Fund	Name of Issuer	Approximate Value of Securities Owned at Year End
Advantus Bond Fund (Predecessor Fund to Ivy Bond Fund)	GOLDMAN SACHS MORGAN STANLEY	$254,004 171,378
Advantus Cornerstone Fund (Predecessor Fund to Ivy Value Fund)	BANC OF AMERICA WELLS FARGO & CO. MORGAN STANLEY J.P. MORGAN CHASE & CO. MERRILL LYNCH, PIERCE, FENNER & SMITH INC GOLDMAN SACHS GROUP	2,353,000 2,077,000 1,098,000 1,037,000 886,000 610,000
Advantus International Balanced Fund (Predecessor Fund to Ivy International Balanced Fund)	None	--
Advantus Mortgage Securities Fund (Predecessor Fund to Ivy Mortgage Securities Fund)	None	--
Advantus Real Estate Securities Fund (Predecessor Fund to Ivy Real Estate Securities Fund)	None	--
Advantus Spectrum Fund (Predecessor Fund to Ivy Balanced Fund)	GOLDMAN SACHS MERRILL LYNCH MORGAN STANLEY	218,140 380,063 630,750
Advantus Venture Fund (Predecessor Fund to Ivy Small Cap Value Fund)	INVESTMENT TECHNOLOGY GROUP	162,000

  Proxy Voting Policy

  The Funds have delegated all proxy voting responsibilities to their investment manager. WRIICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

  Listed below are several reoccurring issues and WRIICO's corresponding positions.

  Board of Directors Issues:

  WRIICO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

  WRIICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

  WRIICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIICO will support such protection so long as it does not exceed reasonable standards.

  WRIICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

  Corporate Governance Issues:

  WRIICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

  WRIICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

  WRIICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

  WRIICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

  WRIICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

  Executive/Employee Issues:

  WRIICO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

  Political Activity:

  WRIICO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

  Conflicts of Interest Between WRIICO and the Funds:

  WRIICO will use the following three-step process to address conflicts of interest: (1) WRIICO will attempt to identify any potential conflicts of interest; (2) WRIICO will then determine if the conflict as identified is material; and (3) WRIICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict. The attached Exhibit A includes sample proxy voting conflict of interest procedures.

  I. Identifying Conflicts of Interest: WRIICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

    Business Relationships -- WRIICO will review any situation for a material conflict where WRIICO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIICO to vote in favor of management.
    Personal Relationships -- WRIICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
    Familial Relationships -- WRIICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

  WRIICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

  II. "Material Conflicts": WRIICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

  In considering the materiality of a conflict, WRIICO will take a two-step approach:

    Financial Materiality -- A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIICO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIICO's annual revenue.
    Non-Financial Materiality -- WRIICO will review all known relationships of portfolio managers and senior management for improper influence.
    III. Procedures to Address Material Conflicts: WRIICO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."
    Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, WRIICO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).
    Client directed -- If the Material Conflict arises from WRIICO's management of a third party account and the client provides voting instructions on a particular vote, WRIICO will vote according to the directions provided by the client.
    Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, WRIICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIICO chooses to use a predetermined voting policy, WRIICO will not be permitted to vary from the established voting policies established herein.
    Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, WRIICO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIICO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIICO may use the Board Guidance to vote proxies for its non-mutual fund clients.

  Proxy Voting Policies of Sub-Advisors

  TEMPLETON INVESTMENT COUNSEL, LLC

  SUMMARY OF

  PROXY VOTING POLICIES & PROCEDURES

  Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

  All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

  As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

  The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

  Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

  The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

  The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

  STATE STREET RESEARCH & MANAGEMENT COMPANY

  Summary of Proxy Voting Policies and Procedures

  Most of the Company's clients delegate authority and discretion to the Company to vote the securities owned in their accounts on all matters presented to shareholders ("proxies"). The Company has adopted policies and procedures relating to the voting of proxies (the "Proxy Policies and Procedures") that are designed to ensure that proxies are voted in the best interests of its clients in accordance with its fiduciary duties and legal and regulatory requirements. The Proxy Policies and Procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Company takes no responsibility for the voting of any proxies on behalf of any such client.

  A copy of the complete Proxy Policies and Procedures are available to all clients of the firm upon request, subject to the provision that such policies and procedures are subject to change at any time without notice. Any client of the firm may also obtain a record of how the firm has voted the proxies in its account. Any client wishing to receive a copy of the Proxy Policies and Procedures or a record of the proxies voted in its account should call their relationship manager or Ben Lathrop at 1-800-531-1031 or email blathrop@ssrm.com.

  The guiding principle by which the Company votes on all matters submitted to security holders is the maximization of the ultimate economic value of its clients' holdings. Furthermore, the Company is mindful that for ERISA and other employee benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries.

  It is the general policy of the Company to vote on all matters presented to security holders in any proxy, but the Company reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Company, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of the Company.

  Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Company to maintain the confidentiality of the particular votes that it casts on behalf of its clients. The Company does not generally disclose the results of voting decisions to third parties.

  The Company maintains a Proxy Policy Committee, which is responsible for overseeing the Proxy Policies and Procedures, modifying the Proxy Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Proxy Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of the clients.

  The Company retains an outside service provider to physically vote proxies for the accounts of its clients. This service provider receives a daily electronic feed of all holdings in the Company's voting accounts, and then monitors the accounts and their holdings to be sure that all proxies are received and voted for the Company client shares owned.

  The Company maintains a set of proxy voting guidelines that state the general view and typical vote of the Company with respect to the issues listed therein. The vote listed in the guidelines is the default position, and absent prior instructions to the contrary by the Company, the outside service provider automatically votes in accordance with the guidelines on any issues specifically addressed by the guidelines. However, these guidelines are just that "guidelines; they are not strict rules that must be obeyed in all cases. The Company has procedures that allow it to vote shares contrary to the typical vote indicated by the guidelines if such a vote is in a client's best interests. In the end, the Company votes all securities based upon the guiding principle of seeking the maximization of economic value to its clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document governing a client's account, and all other relevant facts and circumstances at the time of the vote.

  The Company maintains records of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.

  ADVANTUS CAPITAL MANAGEMENT, INC.

  April, 2004

  Summary of Proxy Voting Policies and Procedures

  Advantus Capital Management, Inc. ("Advantus") has adopted policies and procedures relating to the voting of proxies (the "Proxy Policies and Procedures") which include specific proxy voting policies and procedures for portfolios sub-advised by Advantus that are designed to ensure that proxies are voted in the best interests of its clients in accordance with its fiduciary duties and legal and regulatory requirements. The Proxy Policies and Procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Advantus takes no responsibility for the voting of any proxies on behalf of any such client.

  A copy of the complete Proxy Policies and Procedures is available to all clients of Advantus upon request, subject to the provision that such Proxy Policies and Procedures are subject to change at any time without notice.

  The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management's discretion. It is Advantus' policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered or to protect the rights of shareholders to take action.

  The guiding principle by which Advantus votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders' investments over the long term.

  It is the general policy of Advantus to vote on all matters presented to security holders in any proxy, but Advantus reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Advantus.

  Advantus has an Investment Policy Committee, which is responsible for overseeing the Proxy Policies and Procedures, modifying the Proxy Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Investment Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of the clients.

  The actual mechanical methods employed for voting Proxies is dependent upon the type of client. For those clients who have hired Advantus as an adviser, and not a sub-adviser, Advantus has elected the custodian bank (Wells Fargo Bank) to vote Proxies on behalf of the client. Proxies are directly sent to the custodian bank. Wells Fargo Bank votes the proxies according to their proxy guidelines and philosophy. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Bank Proxy Guidelines.

  For those clients who have hired Advantus as a sub-adviser, Advantus will vote Proxies according to the Advantus Proxy Voting Procedures. Advantus will endeavor to prevent the votes cast for these client portfolios to differ from the votes cast by Wells Fargo Bank on behalf of those Advantus clients who rely on Wells Fargo Bank to vote their Proxies. Advantus will receive the proxy voting information from the client's custodian, then vote the proxy and return it to the company as directed on the proxy form and finally return a copy of each such proxy vote to the client for their record keeping purposes.

  Advantus has a set of proxy voting guidelines that state the general view and typical vote of Advantus with respect to the issues listed therein. However, these guidelines are just that "guidelines; they are not strict rules that must be obeyed in all cases. Advantus' Proxy Policies and Procedures allow it to vote shares contrary to the typical vote indicated by the guidelines if such a vote is in a client's best interests

  Advantus maintains records of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.

  Listed below are several reoccurring issues and Advantus' corresponding positions.

    Advantus generally supports proposals requiring that at least a majority of the board be independent directors.
    Advantus generally supports indemnification of directors and officers when the actions taken were on behalf of the company and no criminal violations occurred.
    Advantus generally does not support indemnity proposals that are overly broad.
    Advantus generally supports proposals to ratify the appointment of independent auditors unless there is reason to believe that such ratification is not appropriate.
    Advantus will generally vote for all uncontested director nominees.
    Advantus will consider contested elections on a case by case basis considering the facts and circumstances of each particular case.
    Advantus will consider cumulative voting on a case by case basis.

  CAPITALIZATION AND VOTING RIGHTS

           The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

           The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have currently authorized the following series, each of which represents a fund: Ivy Balanced Fund, Ivy Bond Fund, Ivy Cash Reserves Fund (as of June 16, 2003, Ivy Cash Reserves Fund is closed to new investments), Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund. The Trustees had also authorized the issuance of Class A, Class B, Class C and Class Y shares of each of these Funds (except Ivy Cash Reserves Fund does not offer Class Y shares). The Trustees have further authorized the issuance of the following classes, which are now closed to further investment: Advisor Class shares for Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, as well as Class I shares for, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund and Ivy International Value Fund. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

           Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B, Class C. or Class Y shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

           As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

           With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

           The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

           The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

           Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

  PURCHASE, REDEMPTION AND PRICING OF SHARES

  Purchase of Shares

  Minimum Initial and Subsequent Investments

           For Class A, Class B and Class C shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A $100 minimum initial investment pertains to exchanges of shares from one Fund to another Fund. A $50 minimum initial investment pertains to purchases for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. Shareholders purchasing through payroll deductions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

           For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

           Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Advisors deem to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

  Reduced Sales Charges (Applicable to Class A Shares only)

           Account Grouping

           Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectuses. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

  1.         Purchases by an individual for his or her own account (includes purchases under the Ivy Funds Revocable Trust Form);

  2.         Purchases by that individual's spouse purchasing for his or her own account (includes Ivy Funds Revocable Trust Form of spouse);

  3.         Purchases by that individual or his or her spouse in their joint account;

  4.         Purchases by that individual or his or her spouse for the account of their child under age 21;

  5.         Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;

  6.         Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (see Net Asset Value Purchases), tax-sheltered annuity account (TSA) or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

  7.         Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

           For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

Examples:

A.

  Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

B.

  H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

C.

  H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

D.

  X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

           All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:	H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:

  H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

           All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. A qualified employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:	Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

           All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in Account Grouping.

           Account grouping as described above is available under the following circumstances.

           One-time Purchases

           A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:

  H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that IFDI is advised that the purchases are entitled to grouping.

           Rights of Accumulation

           If Class A, Class B or Class C shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account(s) as of the date the new purchase is accepted by IFDI for the purpose of determining the availability of a reduced sales charge.

Example:

  H is a current Class A shareholder who invested in one of the Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that (or another) Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

           In order to be entitled to Rights of Accumulation, the purchaser must inform IFDI that the purchaser is entitled to a reduced charge and provide IFDI with the name and number of the existing account(s) with which the purchase may be combined.

           Letter of Intent

           The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from IFDI, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by IFDI. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

           In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:

  H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by IFDI of $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

           A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by IFDI and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

           The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to IFDI within 20 days of IFDI's request for payment.

           If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

           An LOI does not bind the purchaser to buy, or IFDI to sell, the shares covered by the LOI.

           The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

           LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

           Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

           Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A, Class B or Class C shares held, in any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Money Market Fund that were acquired by exchange of another Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

           To obtain a reduced sales charge, clients of Waddell & Reed, Inc. and Legend may also combine purchases of Class A, Class B and Class C shares of any of the funds in the Waddell & Reed Advisors Family of Funds, except Class A shares of Waddell & Reed Advisors Cash Management, Inc. (unless acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares).

  Net Asset Value Purchases of Class A Shares

           Class A shares of a Fund may be purchased at NAV by the Trustees and officers of the Funds or of any affiliated entity of IFDI, employees of IFDI or of any of its affiliates, financial advisors of IFDI and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IFDI of its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

           Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals may purchase shares at NAV.

           Until June 30, 2004, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within 60 days of such redemption.

           Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

           Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with IFDI or any of its affiliates may be made at NAV.

           Sales representatives, and their immediate family members, associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements.

           Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.

           Direct Rollovers from the Waddell & Reed Advisors Retirement Plan may be made at NAV.

           Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

           Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

           Purchases through the Merrill Lynch Daily K Plan (the "Plan") may be made at NAV, provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program."

  Reasons for Differences in the Public Offering Price of Class A Shares

           As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

           In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by IFDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

  Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

           If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Ivy Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through Waddell & Reed Services Company.

           The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

           To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

           You can choose to have shares redeemed to receive:

           1. a monthly, quarterly, semiannual or annual payment of $50 or more;

           2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

           3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

           Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

           The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

           You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

           After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

  Group Systematic Investment Program

           Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds and IFDI do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Funds or IFDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

           Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(I)

  the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii)

  the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)	the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

           Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

           Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

  Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

           Class A Share Exchanges

           Once a sales charge has been paid on shares of a fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed, Inc. or Legend, another fund in Waddell & Reed Advisors Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of a fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

           Except where the special rules described below apply, you may exchange Class A shares you own in a Fund for Class A shares of another fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend, for Class A shares of a fund in Waddell & Reed Advisors Family of Funds, without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same as shares on which a sales charge was paid.

           Special rules apply to Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund shares. Class A shares of one of these Funds may be exchanged for Class A shares of another fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. (or, for customers of Waddell & Reed, Inc. or Legend, for Class A shares of a fund within Waddell & Reed Advisors Family of Funds) only if (1) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2) the shares to be exchanged have been held for at least six months from the date of the original purchase. However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of Ivy Limited-Term Bond, Ivy Municipal Bond Fund or Ivy Money Market Fund (and, for clients of Waddell & Reed, Inc. or Legend, Class A shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Municipal High Income Fund, Inc., Waddell & Reed Advisors Fixed Income Funds, Inc. or Waddell & Reed Advisors Cash Management, Inc.).

           Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class A shares of any other fund in Ivy Family of Funds (or into Class B or Class C shares of the Fund in certain situations), provided you already own Class A (or Class B or Class C, as applicable) shares of the fund. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

           Exchanges of shares of Ivy Money Market Fund ("money market fund shares") are subject to any sales charge applicable to the Ivy Fund being exchanged into, unless the money market shares were previously acquired by an exchange from Class A shares of a non money market fund upon which a sales charge has previously been paid.

           You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of any Fund in the Ivy Family of Funds if you meet the criteria for purchasing Class Y shares.

  Class B Share Exchanges

           You may exchange Class B shares of one Fund for Class B shares of another Fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed, Inc. or Legend, for Class B shares of a fund in Waddell & Reed Advisors Family of Funds without charge.

           The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

           You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class B shares of any other fund in the Ivy Family of Funds, provided you already own Class B shares of the fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

           Class C Share Exchanges

           You may exchange Class C shares of one Fund for Class C shares of another Fund or Waddell & Reed InvestEd Portfolios, Inc., and for clients of Waddell & Reed, Inc. or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Family of Funds without charge.

           The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

           You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class C shares of any other fund in the Ivy Family of Funds, provided you already own Class C shares of the fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

           Class Y Share Exchanges

           Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of Ivy Money Market Fund, and, for clients of Waddell & Reed, Inc. or Legend, for Class Y shares of a fund within Waddell & Reed Advisors Family of Funds.

           General Exchange Information

           You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Ivy Family of Funds, Waddell & Reed Advisors Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. may be sold only within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

           The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Funds. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

           The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

           Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

  Excessive Short-Term Trading Policy

           The Funds are intended for long-term investment purposes. The Funds may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Fund may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Excessive short-term trading may also increase the expenses of Waddell & Reed Services Company (WRSCO) and/or Ivy Funds Distributor, Inc. (IFDI), thereby indirectly affecting the Fund's shareholders. A Fund may limit, suspend, and/or permanently terminate, the exchange privilege of any investor and may reject future purchases of Fund shares by such investor at any time. In addition, each Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. In exercising any of the foregoing rights, a Fund may consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part by a Fund. Transactions placed in violation of this policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

           Although the Funds, IFDI and WRSCO will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Transactions accepted by a financial intermediary in violation of the Funds' policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

  Redemption Fee

           To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international funds will continue to deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 30 days. For shares purchased on or after May 1, 2004, each of the non-international funds except Ivy Cash Reserves Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

           The following exclusions, from both the 5-day and 30-day redemption fees, apply:

1.

  certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.

  (i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

  shareholder accounts participating in dynamic asset allocation programs comprised of multiple Funds within the Ivy Family of Funds and/or the Waddell & Reed Advisors Family of Funds that periodically rebalance mutual fund holdings in response to prevailing economic, political and/or financial conditions.

  In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

  Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

  Retirement Plans and Other Tax-Advantaged Savings Accounts

           Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IFDI offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of one or more of the Funds in the Ivy Family of Funds (other than Ivy Municipal Bond Fund or Ivy Tax-Managed Equity Fund) and, for clients of Waddell & Reed, Inc. or Legend, shares of certain other funds in Waddell & Reed Advisors Funds. The dollar limits specified below are for 2003 for Federal income tax purposes and may change for subsequent years.

           Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For 2004, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2004 through 2005 calendar years. For a married couple, the maximum annual contribution is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

           An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IFDI.

           Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

           In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

           Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

           Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, Coverdell Education Savings Accounts provide a vehicle for saving for a child's education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

           Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

           Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

           Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $41,000.

           457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

           TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

           Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2003, which may be increased each year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $2,000 for 2003.

           More detailed information about these arrangements and applicable forms are available from IFDI. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

  Redemptions

           The Prospectus gives information as to redemption procedures. Redemption payments are made within seven (7) days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board of Trustees determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

  Reinvestment Privilege

           The Funds offer a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of a Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

           There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within forty-five (45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

  Mandatory Redemption of Certain Small Accounts

           Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Trustees may determine) is less than $500. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

  Determination of Offering Price

           The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

           Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to IFDI, the Fund's underwriter. The price makeup for Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund as of January 31, 2004, which is the date of the most recent balance sheet incorporated into this SAI by reference, was as follows:

Ivy Real Estate Securities Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$15.71
Add: selling commission (5.75% of offering price)	0.96
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$16.67
====

Ivy Small Cap Value Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$16.35
Add: selling commission (5.75% of offering price)	1.00
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$17.35
====

Ivy Value Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$14.39
Add: selling commission (5.75% of offering price)	0.88
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$15.27
====

           The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IFDI, or an authorized third party, properly receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

           IFDI need not accept any purchase order, and it or the Trust may determine to discontinue offering Fund shares for purchase.

           The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

           The securities in the portfolio of the Funds, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.

           Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing purchase price or the asked price.

           When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

           Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

           Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Trust's Board of Trustees. They are accounted for in the same manner as exchange-listed puts.

  TAXATION OF THE FUND

  General

           Each Fund intends to qualify for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

           If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

           Dividends and distributions declared by the Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in December even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

           You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

           If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

           The Funds will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

  Income from Foreign Securities

           Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

           The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

           If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

           The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

  Foreign Currency Gains and Losses

           Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

  Income from Financial Instruments and Foreign Currencies

           The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

           Any income the Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

           Certain futures contracts, forward currency contracts and listed non-equity options (that is, certain listed options, such as those on a broad-based securities index) in which the Fund may invest will be Section 1256 contracts. Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

           Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

           If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

  Corporate Zero Coupon and Payment-in-Kind Securities

           The Fund may acquire zero coupon or other corporate securities issued at a discount. As a holder of those securities, the Fund must include in its income the portion of the discount that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accreted discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

  UNDERWRITER

           IFDI acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between IFDI and the Fund (the Distribution Agreement). The Distribution Agreement requires IFDI to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

  PERFORMANCE INFORMATION

           IFDI or the Funds may, from time to time, publish the Fund's total return information and/or performance rankings in advertisements and sales materials.

  Average Annual Total Returns (Before Taxes)

           Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P(1 + T)[n] =	ERV

Where: P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	period covered by computation expressed in years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

           The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

           The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

           The average annual total return quotations before taxes for Class A shares with sales load deducted as of January 31, 200 or September 30, 2003, which are the dates of the most recent balance sheets incorporated into this SAI by reference, for the periods shown were as follows:

	One-Year Period from 2-1-03 to 1-31-04	Five-Year Period from 2-1-99 to 1-31-04	Ten-Year Period from 2-1-94 to 1-31-04	Date of Class Inception
Ivy Real Estate Securities Fund	41.38%	15.21%	NA	2-25-1999
Ivy Small Cap Value Fund	49.67%	12.09%	10.47%	1-31-1997
Ivy Value Fund	23.91%	-1.91%	6.55%	9-16-1994
	One-Year Period from 10-1-02 to 9-30-03	Five-Year Period from 10-1-98 to 9-30-03	Ten-Year Period from 10-1-93 to 9-30-03	Date of Class Inception
Ivy Balanced Fund	10.19%	-1.10%	5.00%	11-16-1987
Ivy Bond Fund	-0.23%	4.59%	5.43%	8-14-1987
Ivy International Balanced Fund	22.46%	5.31%	5.46%	9-16-1994
Ivy Mortgage Securities Fund	-1.78%	5.80%	6.22%	8-3-1985

           The average annual total return quotations before taxes for Class A shares without sales load deducted as of January 31, 2004 or September 30, 2003, which are the dates of the most recent balance sheets incorporated into this SAI by reference, for the periods shown were as follows:

	One-Year Period from 2-1-03 to 1-31-04	Five-Year Period from 2-1-99 to 1-31-04	Ten-Year Period from 2-1-94 to 1-31-04	Date of Class Inception
Ivy Real Estate Securities Fund	50.00%	16.60%	NA	2-25-1999
Ivy Small Cap Value Fund	58.80%	13.43%	11.40%	1-31-1997
Ivy Value Fund	31.47%	-0.74%	7.23%	9-16-1994
	One-Year Period from 10-1-02 to 9-30-03	Five-Year Period from 10-1-98 to 9-30-03	Ten-Year Period from 10-1-93 to 9-30-03	Date of Class Inception
Ivy Balanced Fund	16.92%	0.08%	5.63%	11-16-1987
Ivy Bond Fund	5.86%	5.84%	6.05%	8-14-1987
Ivy International Balanced Fund	29.93%	6.56%	6.16%	9-16-1994
Ivy Mortgage Securities Fund	4.21%	7.06%	6.85%	8-3-1985

           The cumulative total return quotations for Class B shares of each Fund before taxes as of January 31, 2004, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the period from December 8, 2003, the commencement of operations of the class, to January 31, 2004, were as follows:

	With	Without
	CDSC	CDSC
	Deducted	Deducted

Ivy Real Estate Securities Fund	0.89%	5.89%
Ivy Small Cap Value Fund	2.15%	7.15%
Ivy Value Fund	0.70%	5.70%

           The cumulative total return quotations for Class C shares of each Fund before taxes as of January 31, 2004, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the period from December 8, 2003, the commencement of operations of the class, to January 31, 2004, were as follows:

	With	Without
	CDSC	CDSC
	Deducted	Deducted

Ivy Real Estate Securities Fund	4.96%	5.96%
Ivy Small Cap Value Fund	6.15%	7.15%
Ivy Value Fund	4.70%	5.70%

           The cumulative total return quotations for Class Y shares of each Fund before taxes as of January 31, 2004, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the period from December 8, 2003, the commencement of operations of the class, to January 31, 2004, were as follows:

Ivy Real Estate Securities Fund	6.01%
Ivy Small Cap Value Fund	7.22%
Ivy Value Fund	5.87%

  Average Annual Total Returns (After Taxes on Distributions)

           Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P(1 + T)[n] =	ATVD

Where: P =	a hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions)
n =	period covered by computation expressed in years
ATVD =

  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

           The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

           The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

           The Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

           The average annual total return quotations for Class A shares, after taxes on distributions and with the maximum sales load deducted, as of January 31, 2004 or September 30, 2003, which are the dates of the most recent balance sheets incorporated into this SAI by reference, for the periods shown were as follows:

	One-Year Period from 2-1-03 to 1-31-04	Five-Year Period from 2-1-99 to 8-31-04	Ten-Year Period from 2-1-94 to 8-31-04	Date of Class Inception
Ivy Real Estate Securities Fund	39.24%	12.78%	NA	2-25-1999
Ivy Small Cap Value Fund	49.63%	10.98%	9.13%	1-31-1997
Ivy Value Fund	23.62%	-2.21%	5.09%	9-16-1994
	One-Year Period from 10-1-02 to 9-30-03	Five-Year Period from 10-1-98 to 9-30-03	Ten-Year Period from 10-1-93 to 9-30-03	Date of Class Inception
Ivy Balanced Fund	9.73%	-2.80%	2.87%	11-16-1987
Ivy Bond Fund	-1.72%	2.36%	2.90%	8-14-1987
Ivy International Balanced Fund	22.46%	3.91%	3.82%	9-16-1994
Ivy Mortgage Securities Fund	-3.60%	3.17%	3.50%	8-3-1985

  Average Annual Total Returns (After Taxes on Distributions and Redemption of Shares)

           Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P(1 + T)[n] =	ATVDR

Where: P =	a hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions and redemption)
n =	period covered by computation expressed in years
ATVDR =

  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

           The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

           The Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

           The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

           The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

           The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

           The average annual total return quotations for Class A shares, after taxes on distributions and redemption of shares, and with the maximum sales load deducted, as of July 31, 2003 or September 30, 2003, which are the dates of the most recent balance sheets incorporated into this SAI by reference, for the periods shown were as follows:

	One-Year Period from 2-1-03 to 1-31-04	Five-Year Period from 2-1-99 to 1-31-04	Ten-Year Period from 2-1-94 to 1-31-04	Date of Class Inception
Ivy Real Estate Securities Fund	27.38%	11.94%	NA	2-25-1999
Ivy Small Cap Value Fund	32.33%	10.05%	8.48%	1-31-1997
Ivy Value Fund	15.61%	-1.73%	5.02%	9-16-1994
	One-Year Period from 10-1-02 to 9-30-03	Five-Year Period from 10-1-98 to 9-30-03	Ten-Year Period from 10-1-93 to 9-30-03	Date of Class Inception
Ivy Balanced Fund	6.73%	-0.87%	3.74%	11-16-1987
Ivy Bond Fund	0.29%	2.94%	3.41%	8-14-1987
Ivy International Balanced Fund	14.60%	4.09%	4.05%	9-16-1994
Ivy Mortgage Securities Fund	0.60%	3.81%	4.01%	8-3-1985

           The Funds may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

  Yield

           Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

Yield	=	2 ((((a - b)/cd)+1) -1)[6]

Where with respect to a particular class of the Fund:
a	=	dividends and interest earned during the period.
b	=	expenses accrued for the period (net of reimbursements).
c	=	the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
d	=	the maximum offering price per share of the class on the last day of the period.

           Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses.

  FINANCIAL STATEMENTS

           Financial Statements for the Advantus predecessor of each Fund are included in the Advantus Funds' financial statements, which have been audited by KPMG LLP, independent accountants, whose report, along with each Predecessor Fund's financial statements, is included in the annual report of the predecessor of each Fund, and are incorporated herein by reference. As well, the unaudited financial statements, including notes thereto, for the semiannual period ended January 31, 2004 with respect to Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund are incorporated herein by reference. They are contained in the Fund's Semiannual Report to Shareholders, dated January 31, 2004. The annual reports and semi-annual reports contain additional performance information and will be made available upon request and without charge.

  APPENDIX A

           The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

  DESCRIPTION OF BOND RATINGS

           Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

           The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

           The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

           The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

           AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

           AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

           A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

           BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

           BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

           BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

           B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

           CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

           CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

           C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

           CI -- The rating CI is reserved for income bonds on which no interest is being paid.

           D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

           Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

           Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

           Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

           Moody's Corporation. A brief description of the applicable Moody's Corporation (Moody's) rating symbols and their meanings follows:

           Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

           Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Description of Preferred Stock Ratings

           Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

           The preferred stock ratings are based on the following considerations:

1.

  Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.	Nature of, and provisions of, the issue;

3.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

           AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

           AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

           A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

           BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

           BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

           C -- A preferred stock rated C is a non-paying issue.

           D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

           NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

           Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

           Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

           Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

           Preferred stock rating symbols and their definitions are as follows:

           aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

           aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

           a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

           baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

           ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

           b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

           caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

           ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

           c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  DESCRIPTION OF NOTE RATINGS

           Standard and Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

           --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

           --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

           The note rating symbols and definitions are as follows:

           SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

           SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

           SP-3 Speculative capacity to pay principal and interest.

           Moody's Investors Service, Inc. Moody's Short-Term Loan Ratings Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

           MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

           MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

           MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

  DESCRIPTION OF COMMERCIAL PAPER RATINGS

           Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

           Moody's Corporation commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

           Fitch Ratings-National Short-term Credit Ratings

           F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

           F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

           F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

           B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

           C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

           D-Indicates actual or imminent payment default.

           Notes to Short-term national rating:

           + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

           Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

  APPENDIX B - FUTURES CONTRACTS

  EXAMPLE OF FUTURES CONTRACT SALE

           The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices.

           Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93. In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale.

           Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above. The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale. If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

  EXAMPLE OF FUTURES CONTRACT PURCHASE

           The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

           For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security. Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98.

           At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

           The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase. If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities.

           The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, nominal transaction expenses would also be incurred.

  TAX TREATMENT

           The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss. Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income").

           Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.